AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 2005.


                                                             File Nos. 333-58234
                                                                       811-03859
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Pre-Effective Amendment No. ___              [ ]


                        Post-Effective Amendment No. 19               [X]


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                               Amendment No. 21                       [X]


                        (Check Appropriate Box Or Boxes)

                            ------------------------

                           VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ("AIG SUNAMERICA LIFE")
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
   (Address and Telephone Number of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000

                            CHRISTINE A. NIXON, ESQ.
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022

            (Name and Address of Agent for Registrant and Depositor)


                        AMERICAN HOME ASSURANCE COMPANY

                      (Guarantor of Insurance Obligations)

                                 70 Pine Street
                               New York, NY 10270



                            KENNETH V. HARKINS, ESQ.
                        American Home Assurance Company
                                 70 Pine Street
                               New York, NY 10270




                    (Name and Address of Agent for Service)
                                 for Guarantor



IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


[X]  immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  on                pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on                pursuant to paragraph (a)(1) of Rule 485


Title of Securities Being Registered:

                           VARIABLE SEPARATE ACCOUNT

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                                      Caption
-----------------------                                      -------
1.  Cover Page .........................................     Cover Page

2.  Definitions ........................................     Glossary

3.  Synopsis ...........................................     Highlights; Fee Tables;
                                                             Portfolio Expenses; Examples

4.  Condensed Financial Information ....................     Appendix - Condensed Financial
                                                             Information

5.  General Description of Registrant,                       The Variable Annuity; Other
    Depositor and Portfolio Companies ..................     Information

6.  Deductions                                               Expenses

7.  General Description of Variable Annuity Contracts ..     The Variable Annuity; Purchasing
                                                             the Variable Annuity Contract;
                                                             Investment Options

8.  Annuity Period .....................................     Income Options

9.  Death Benefit ......................................     Death Benefits

10. Purchases and Contract Value .......................     Purchasing the Variable Annuity
                                                             Contract

11. Redemptions ........................................     Access To Your Money

12. Taxes ..............................................     Taxes

13. Legal Proceedings ..................................     Legal Proceedings

14. Table of Contents of                                     Table of Contents of
    Statement of Additional Information ................     Statement of Additional Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                                    Caption
-----------------------                                    -------
15.   Cover Page .....................................     Cover Page

16.   Table of Contents ..............................     Table of Contents

17.   General Information and History ................     The Variable Annuity (P); Separate
                                                           Account; General Account (P);
                                                           Investment Options (P);
                                                           Other Information (P)

18.   Services .......................................     Other Information (P)

19.   Purchase of Securities Being Offered ...........     Purchasing the Variable Annuity (P)

20.   Underwriters ...................................     Distribution of Contracts

21.   Calculation of Performance Data ................     Performance Data

22.   Annuity Payments ...............................     Income Options (P); Income Payments;
                                                           Annuity Unit Values

23.   Financial Statements ...........................     Depositor: Other Information (P);
                                                           Financial Statements; Registrant:
                                                           Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            [POLARIS PLATINUM LOGO]

                                   PROSPECTUS

                                AUGUST 29, 2005



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices -Variable Portfolios listed below and
To learn more about the annuity               available fixed account options. The Variable Portfolios are part of the Anchor
offered in this prospectus, you can           Series Trust ("AST"), American Funds Insurance Series ("AFIS"), SunAmerica Series
obtain a copy of the Statement of             Trust ("SAST"), Lord Abbett Series Fund, Inc. ("LASF"), Van Kampen Life Investment
Additional Information ("SAI") dated          Trust ("VKT") and the WM Variable Trust ("WMT").
August 29, 2005. The SAI has been
filed with the United States                  STOCKS:
Securities and Exchange Commission                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
("SEC") and is incorporated by                      - Aggressive Growth Portfolio                                              SAST
reference into this prospectus. The                 - Blue Chip Growth Portfolio                                               SAST
Table of Contents of the SAI appears                - "Dogs" of Wall Street Portfolio*                                         SAST
at the end of this prospectus. For a                - Growth Opportunities Portfolio                                           SAST
free copy of the SAI, call us at                  MANAGED BY ALLIANCEBERNSTEIN
(800) 445-SUN2 or write to us at our                - Small & Mid Cap Value Portfolio                                          SAST
Annuity Service Center, P.O. Box                  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
54299, Los Angeles, California                      - Alliance Growth Portfolio                                                SAST
90054-0299.                                         - Global Equities Portfolio                                                SAST
                                                    - Growth-Income Portfolio                                                  SAST
In addition, the SEC maintains a                  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
website (http://www.sec.gov) that                   - American Funds Global Growth Portfolio                                   AFIS
contains the SAI, materials                         - American Funds Growth Portfolio                                          AFIS
incorporated by reference and other                 - American Funds Growth-Income Portfolio                                   AFIS
information filed electronically with             MANAGED BY DAVIS ADVISORS
the SEC by the Company.                             - Davis Venture Value Portfolio                                            SAST
                                                    - Real Estate Portfolio                                                    SAST
ANNUITIES INVOLVE RISKS, INCLUDING                MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Federated American Leaders Portfolio*                                    SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                MANAGED BY LORD, ABBETT & CO.
GUARANTEED OR ENDORSED BY, ANY BANK.                - Lord Abbett Growth and Income Portfolio                                  LASF
THEY ARE NOT FEDERALLY INSURED BY THE             MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
FEDERAL DEPOSIT INSURANCE                           - Marsico Growth Portfolio                                                 SAST
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
BOARD OR ANY OTHER AGENCY.                          - MFS Massachusetts Investors Trust Portfolio                              SAST
                                                    - MFS Mid-Cap Growth Portfolio                                             SAST
This variable annuity provides an                 MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
optional payment enhancement feature.               - Emerging Markets Portfolio                                               SAST
If you elect this feature, in                       - International Growth and Income Portfolio                                SAST
exchange for payment enhancements                   - Putnam Growth: Voyager                                                   SAST
credited to your contract, your                   MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
surrender charge schedule will be                   - Foreign Value Portfolio                                                  SAST
longer and greater than if you chose              MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
not to elect this feature. These                    - International Diversified Equities Portfolio                             SAST
withdrawal charges may offset the                   - Technology Portfolio                                                     SAST
value of any payment enhancement, if                - Van Kampen LIT Comstock Portfolio, Class II Shares*                       VKT
you make an early withdrawal.                       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares                 VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares               VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Balanced Portfolio                                                        WMT
                                                    - Conservative Growth                                                       WMT
                                                    - Strategic Growth                                                          WMT
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio                                       AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street is an equity fund seeking total return. Federated American
                                              Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT
                                                Comstock is an equity fund seeking capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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 ---------------------------------------------------------------------------------------
                                    TABLE OF CONTENTS
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
 GLOSSARY........................................................................
                                                                                       2
 HIGHLIGHTS......................................................................
                                                                                       3
 FEE TABLES......................................................................
                                                                                       4
    Maximum Owner Transaction Expenses...........................................
                                                                                       4
    Contract Maintenance Fee.....................................................
                                                                                       4
    Separate Account Annual Expenses.............................................
                                                                                       4
    Additional Optional Feature Fees.............................................
                                                                                       4
    Optional Polaris Income Rewards Fee..........................................
                                                                                       4
    Optional MarketLock Fee......................................................
                                                                                       4
    Optional Capital Protector Fee...............................................
                                                                                       4
    Underlying Fund Expenses.....................................................
                                                                                       4
 EXAMPLES........................................................................
                                                                                       5
 THE POLARIS PLATINUM II VARIABLE ANNUITY........................................
                                                                                       7
 PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY...............................
                                                                                       7
    Allocation of Purchase Payments..............................................
                                                                                       8
    Polaris Rewards Program......................................................
                                                                                       8
    Enhancement Levels...........................................................
                                                                                       8
    Current Enhancement Levels...................................................
                                                                                       9
    Accumulation Units...........................................................
                                                                                       9
    Free Look....................................................................
                                                                                      10
 INVESTMENT OPTIONS..............................................................
                                                                                      10
    Variable Portfolios..........................................................
                                                                                      10
        American Funds Insurance Series..........................................
                                                                                      10
        Anchor Series Trust......................................................
                                                                                      10
        Lord Abbett Series Fund, Inc. ...........................................
                                                                                      10
        SunAmerica Series Trust..................................................
                                                                                      10
        Van Kampen Life Investment Trust.........................................
                                                                                      10
        WM Variable Trust........................................................
                                                                                      10
    Fixed Account Options........................................................
                                                                                      11
    Dollar Cost Averaging Program................................................
                                                                                      12
    Asset Allocation Program.....................................................
                                                                                      13
    Transfers During the Accumulation Phase......................................
                                                                                      13
    Automatic Asset Rebalancing Program..........................................
                                                                                      15
    Return Plus Program..........................................................
                                                                                      15
    Voting Rights................................................................
                                                                                      16
    Substitution, Addition or Deletion of Variable Portfolios....................
                                                                                      16
 ACCESS TO YOUR MONEY............................................................
                                                                                      16
    Systematic Withdrawal Program................................................
                                                                                      17
    Nursing Home Waiver..........................................................
                                                                                      17
    Minimum Contract Value.......................................................
                                                                                      17
 OPTIONAL LIVING BENEFITS........................................................
                                                                                      18
    Polaris Income Rewards.......................................................
                                                                                      18
    Capital Protector Feature....................................................
                                                                                      24
 DEATH BENEFIT...................................................................
                                                                                      25
    Death Benefit Options........................................................
                                                                                      26
    EstatePlus...................................................................
                                                                                      27
    Spousal Continuation.........................................................
                                                                                      28
 EXPENSES........................................................................
                                                                                      28
    Separate Account Expenses....................................................
                                                                                      28
    Withdrawal Charges...........................................................
                                                                                      28
    Investment Charges...........................................................
                                                                                      29
    Contract Maintenance Fee.....................................................
                                                                                      29
    Transfer Fee.................................................................
                                                                                      29
    Optional Polaris Income Rewards Fee..........................................
                                                                                      29
    Optional MarketLock Fee......................................................
                                                                                      29
    Optional Capital Protector Fee...............................................
                                                                                      30
    Optional EstatePlus Fee......................................................
                                                                                      30
    Premium Tax..................................................................
                                                                                      30
    Income Taxes.................................................................
                                                                                      30
    Reduction or Elimination of Charges and Expenses, and Additional Amounts
      Credited...................................................................
                                                                                      30
 INCOME OPTIONS..................................................................
                                                                                      30
    Annuity Date.................................................................
                                                                                      30
    Income Options...............................................................
                                                                                      30
    Fixed or Variable Income Payments............................................
                                                                                      31
    Income Payments..............................................................
                                                                                      31
    Transfers During the Income Phase............................................
                                                                                      31
    Deferment of Payments........................................................
                                                                                      32
 TAXES...........................................................................
                                                                                      32
    Annuity Contracts in General.................................................
                                                                                      32
    Tax Treatment of Distributions - Non-Qualified Contracts.....................
                                                                                      32
    Tax Treatment of Distributions - Qualified Contracts.........................
                                                                                      32
    Minimum Distributions........................................................
                                                                                      33
    Tax Treatment of Death Benefits..............................................
                                                                                      33
    Contracts Owned by a Trust or Corporation....................................
                                                                                      34
    Gifts, Pledges and/or Assignments of a Contract..............................
                                                                                      34
    Diversification and Investor Control.........................................
                                                                                      34
 OTHER INFORMATION...............................................................
                                                                                      34
    AIG SunAmerica Life..........................................................
                                                                                      34
    The Separate Account.........................................................
                                                                                      34
    The General Account..........................................................
                                                                                      34
    Payments in Connection with Distribution of the Contract.....................
                                                                                      35
    Administration...............................................................
                                                                                      35
    Legal Proceedings............................................................
                                                                                      36
    Financial Statements.........................................................
                                                                                      36
    Registration Statement.......................................................
                                                                                      37
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................
                                                                                    F-56
 APPENDIX A - CONDENSED FINANCIALS...............................................
                                                                                     A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................
                                                                                     B-1
 APPENDIX C - POLARIS REWARDS PROGRAM EXAMPLES...................................
                                                                                     C-1
 APPENDIX D - POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES.....................
                                                                                     D-1
 APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
  AND BENEFITS...................................................................
                                                                                     E-1


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                                    GLOSSARY
        ----------------------------------------------------------------
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT - The person on whose life we base income payments.




ANNUITY DATE - The date on which you select income payments to begin.



ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.



CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.




FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.



INCOME PHASE - The period during which we make income payments to you.



LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.




MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Polaris Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.



PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.



QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.




TRUSTS - Collectively refers to the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., SunAmerica Series Trust, Van Kampen Life Investment Trust and WM Variable Trust.



UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
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                                   HIGHLIGHTS
        ----------------------------------------------------------------
        ----------------------------------------------------------------


The Polaris Platinum(II) Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. You may also elect to participate in the Polaris Rewards Program of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer, higher surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.


FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in the Polaris Rewards Program, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. PLEASE SEE PURCHASING A POLARIS PLATINUM(II) VARIABLE ANNUITY IN THE PROSPECTUS.


EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Polaris Rewards Program, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS PLATINUM(II) VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.


ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. SEE "OPTIONAL LIVING BENEFITS" BELOW.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

See APPENDIX E for information regarding state contract availability and state specific variations of certain features and benefits.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE POLARIS REWARDS PROGRAM. ELECTING THE POLARIS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE POLARIS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.



IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.



  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.


MAXIMUM OWNER TRANSACTION EXPENSES
MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)

If Polaris Rewards is elected.............................................................  9%
If Polaris Rewards is not elected.........................................................  7%


TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.



THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.



CONTRACT MAINTENANCE FEE(2).....................................................  $35


SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolio)



Separate Account Charge.........................................................  1.52%
Distribution Expense Charge.....................................................  0.15%
Optional EstatePlus Fee(3)......................................................  0.25%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.77%


ADDITIONAL OPTIONAL FEATURE FEES
You may elect one of the following optional features: Polaris Income Rewards or Capital Protector described below.

   OPTIONAL POLARIS INCOME REWARDS FEE(4)

   (calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)



                                     CONTRACT YEAR                                    ANNUALIZED FEE
                                     -------------                                    --------------
      0-7...........................................................................       0.65%
      8-10..........................................................................       0.45%
      11+...........................................................................        none



   OPTIONAL MARKETLOCK FEE(4)


   (calculated as a percentage of the greater of (a) Purchase Payments made in the first two years; or (b) the highest anniversary value in the last 10 years less Purchase Payments made after the first two years, both adjusted for withdrawals during the applicable period)



                                                                                      ANNUALIZED FEE
                                                                                      --------------
      ALL CONTRACT YEARS............................................................       0.65%


   OPTIONAL CAPITAL PROTECTOR FEE(5)

   (calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)


                                     CONTRACT YEAR                                    ANNUALIZED FEE
                                     -------------                                    --------------
     0-7............................................................................       0.50%
     8-10...........................................................................       0.25%
     11+............................................................................        none

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

UNDERLYING FUND EXPENSES

                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other
 expenses and 12b-1 fees, if applicable)..................................................   0.55%     1.85%

FOOTNOTES TO THE FEE TABLES:

(1) Polaris Rewards is a bonus program. Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 or 9 years as follows:

YEARS:......................................................   1    2    3    4    5    6    7    8    9   10+
Without Polaris Rewards.....................................  7%   6%   5%   4%   3%   2%   1%   0%   0%   0%
With Polaris Rewards........................................  9%   9%   8%   7%   6%   5%   4%   3%   2%   0%


(2) The contract maintenance fee may be waived if contract value is $50,000 or more.



(3) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.



(4) The Polaris Income Rewards and MarketLock features are optional guaranteed minimum withdrawal benefits. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.



(5) The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

                          IF YOU ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.


The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77% and investment in an Underlying Fund with total expenses of 1.85%)


(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) and MarketLock (0.65%) features:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,343            $2,137            $2,843            $4,562
---------------------------------------------------------------------
---------------------------------------------------------------------


(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $340             $1,036            $1,755            $3,658
---------------------------------------------------------------------
---------------------------------------------------------------------


(3) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) and MarketLock (0.65%) features:


    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $443             $1,337            $2,243            $4,502
---------------------------------------------------------------------
---------------------------------------------------------------------

MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52% and investment in an Underlying Fund with total expenses of 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,120            $1,478            $1,764            $2,505
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $220              $678             $1,164            $2,505
---------------------------------------------------------------------
---------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

                      IF YOU DO NOT ELECT POLARIS REWARDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.


The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including EstatePlus 0.25%, and investment in an Underlying Fund with total expenses of 1.85%)


(1) If you surrender your contract at the end of the applicable time period and you elect MarketLock (0.65%) features:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,134            $1,810            $2,499            $4,473
---------------------------------------------------------------------
---------------------------------------------------------------------


(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $340             $1,036            $1,755            $3,658
---------------------------------------------------------------------
---------------------------------------------------------------------


(3) If you do not surrender your contract and you elect MarketLock (0.65%) features:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $434             $1,310            $2,199            $4,473
---------------------------------------------------------------------
---------------------------------------------------------------------


MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52% and investment in an Underlying Fund with total expenses of 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $915             $1,165            $1,441            $2,456
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $210              $649             $1,114            $2,400
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $215              $665             $1,141            $2,456
---------------------------------------------------------------------
---------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.



2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.



3. If you elected other optional features, your expenses would be lower than those shown in these Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



4. Expense Examples reflecting participation in the Polaris Rewards program reflect the Polaris Rewards withdrawal charge schedule and a 2% upfront Payment Enhancement.



   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.

           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

        ----------------------------------------------------------------
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                            THE POLARIS PLATINUM II
                                VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:


     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.



     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.



     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.


For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                        PURCHASING A POLARIS PLATINUM II
                                VARIABLE ANNUITY
        ----------------------------------------------------------------
        ----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.


--------------------------------------------------------------------------------------------
                                                                         MINIMUM
                                      MINIMUM INITIAL                   SUBSEQUENT
                                      PURCHASE PAYMENT               PURCHASE PAYMENT
--------------------------------------------------------------------------------------------
          Qualified                        $2,000                          $250
--------------------------------------------------------------------------------------------
        Non-Qualified                      $5,000                          $500
--------------------------------------------------------------------------------------------



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.



We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.



We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS


In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.



Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.



We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.


POLARIS REWARDS PROGRAM


If you are age 80 or younger at the time your contract is issued you may elect to participate in this program. If you elect to participate in the Polaris Rewards program at contract issue, we contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Polaris Rewards program may not perform as well as the contract without the feature.



Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Polaris Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging.


ENHANCEMENT LEVELS


Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.


     UPFRONT PAYMENT ENHANCEMENT


An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement rate. We periodically review and establish the upfront Payment Enhancement rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.


     DEFERRED PAYMENT ENHANCEMENT


A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement rate. We periodically review and establish the deferred Payment Enhancement rates and deferred Payment Enhancement dates. The deferred Payment Enhancement rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.



If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.



THE POLARIS REWARDS APPENDIX ILLUSTRATES HOW WE CALCULATE ANY APPLICABLE DEFERRED PAYMENT ENHANCEMENT AMOUNT.



We will not allocate any applicable deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the deferred Payment Enhancement date:



     - You surrender your contract;



     - A death benefit is paid on your contract;



     - You switch to the Income Phase of your contract; or



     - You fully withdraw the corresponding Purchase Payment.


     90 DAY WINDOW


As of the 90th day after your contract was issued, we will total your Purchase Payments less withdrawals made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments, less withdrawals, bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.



THE POLARIS REWARDS APPENDIX PROVIDES AN EXAMPLE OF THE 90 DAY WINDOW PROVISION.


CURRENT ENHANCEMENT LEVELS


The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:



 -------------------------------------------------------------------------
                         UPFRONT     DEFERRED            DEFERRED
                         PAYMENT      PAYMENT             PAYMENT
                       ENHANCEMENT  ENHANCEMENT         ENHANCEMENT
  ENHANCEMENT LEVEL       RATE         RATE                DATE
 -------------------------------------------------------------------------
  Under $40,000            2%           0%       N/A
 -------------------------------------------------------------------------
  $40,000 - $99,999        4%           0%       N/A
 -------------------------------------------------------------------------
  $100,000 - $499,999      4%           1%       Nine years from the date
                                                 we receive each Purchase
                                                 Payment.
 -------------------------------------------------------------------------
  $500,000 - more          5%           1%       Nine years from the date
                                                 we receive each Purchase
                                                 Payment.
 -------------------------------------------------------------------------



The Polaris Rewards program may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.



We reserve the right to modify, suspend or terminate the Polaris Rewards program at any time for prospectively issued contracts and for subsequent Purchase Payments.


ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.



We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:


     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and


     3. We divide this amount by the number of outstanding Accumulation Units.



We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


EXAMPLE (CONTRACTS WITHOUT POLARIS REWARDS):

We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for

Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.


EXAMPLE (CONTRACTS WITH POLARIS REWARDS):


We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.


FREE LOOK


You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.



If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.



Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.



With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.


        ----------------------------------------------------------------
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                               INVESTMENT OPTIONS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

VARIABLE PORTFOLIOS


The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.



The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.



The Variable Portfolios along with their respective advisers are listed below:


     AMERICAN FUNDS INSURANCE SERIES - CLASS 2


     Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").


     ANCHOR SERIES TRUST - CLASS 3


     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").


     LORD ABBETT SERIES FUND, INC. - CLASS VC


     Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").


     SUNAMERICA SERIES TRUST - CLASS 3


     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").


     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II


     Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").


     WM VARIABLE TRUST - CLASS 2


     WM Advisors, Inc. is the investment adviser to the WM Variable Trust
     ("WMT").

STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

       - Growth Opportunities Portfolio                                     SAST

     MANAGED BY ALLIANCEBERNSTEIN

       - Small & Mid Cap Value Portfolio                                    SAST

     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Alliance Growth Portfolio                                          SAST

       - Global Equities Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS

       - Davis Venture Value Portfolio                                      SAST

       - Real Estate Portfolio                                              SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

     MANAGED BY LORD, ABBETT & CO.

       - Lord Abbett Growth and Income Portfolio                            LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Marsico Growth Portfolio                                           SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio                        SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC

       - Emerging Markets Portfolio                                         SAST

       - International Growth and Income Portfolio                          SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC

       - Foreign Value Portfolio                                            SAST

     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT

       - International Diversified Equities Portfolio+                      SAST

       - Technology Portfolio+                                              SAST

       - Van Kampen LIT Comstock Portfolio, Class II Shares*                 VKT

       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT

       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

BALANCED:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio                                         SAST

     MANAGED BY WM ADVISORS, INC

       - Balanced Portfolio                                                  WMT

       - Conservative Growth Portfolio                                       WMT

       - Strategic Growth Portfolio                                          WMT

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L

       - Global Bond Portfolio                                              SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government & Quality Bond Portfolio                                 AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs" of Wall Street is an equity fund seeking total return. Federated American Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT Comstock is an equity fund seeking capital growth and income.

+ Morgan Stanley Investment Management, Inc., the subadviser for these portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS


Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.



There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires.

With each category of interest rate, your money may be credited a different rate as follows:


     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.



     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.



     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.



When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.



All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.


DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.



DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.



If you do not elect the Polaris Rewards program, you may invest initial and/or subsequent Purchase Payments in the available DCA Fixed Accounts.


DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.



You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

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            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
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              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
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     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.


ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM


You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.



You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.


WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.


Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.


IMPORTANT INFORMATION

Using the Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Asset Allocation model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the

Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.


     TRANSFER POLICIES


We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.



We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard U.S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.



We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;



     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or



     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.



Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.



The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.


     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.


RETURN PLUS PROGRAM


The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without putting your Purchase Payment at direct risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.



     EXAMPLE OF RETURN PLUS PROGRAM:



     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 7 years. If the 7-year Fixed Account is offering a 5% interest rate, Return Plus will allocate $71,069 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.


VOTING RIGHTS


The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.


SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS


We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.



In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.


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                              ACCESS TO YOUR MONEY
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You can access money in your contract by making a partial withdrawal and/or by receiving income payments during the Income Phase. See INCOME OPTIONS below.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. SEE EXPENSES BELOW.


Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.



Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.



To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."


The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:


     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and



     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.


When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.


During the first year after we issue your contract, your free withdrawal amount is the greater of:



     (1) your penalty-free earnings; or


     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can take out the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.


If you participate in the Polaris Rewards program you will not receive your deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date.



Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. SEE POLARIS REWARDS PROGRAM ABOVE.


We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.


For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:


A-(B x C)=D, where:

    A=Your contract value at the time of your request for withdrawal ($90,000)

    B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)


    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 5% is the applicable percentage) [B x C=$5,000]



    D=Your full contract value ($85,000) available for total withdrawal



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.


SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge and/or MVA may apply.



The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


NURSING HOME WAIVER


If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or MVA on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.



In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60-day confinement requirement.


MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


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                            OPTIONAL LIVING BENEFITS
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YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



POLARIS INCOME REWARDS AND MARKETLOCK



What are Polaris Income Rewards and MarketLock?



Polaris Income Rewards and MarketLock are optional living benefit features designed to help you create a guaranteed income stream. You may elect either Polaris Income Rewards or MarketLock, for which you will be charged an annualized fee on a quarterly basis. You are guaranteed to receive withdrawals over a minimum number of years that in total equal atleast Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Polaris Income Rewards and MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance. Polaris Income Rewards and MarketLock have rules and restrictions that are discussed more fully below.


What options are currently available?


Four options are currently available.



Polaris Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.



MarketLock provides a guaranteed minimum withdrawal amount generally based on the greater of the highest or maximum anniversary value ("MAV") that occurs during the MAV Evaluation Period (defined below) or the Purchase Payments made in the first two years, adjusted for withdrawals during that period.



Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.



How and when can I elect Polaris Income Rewards or MarketLock



You may only elect either feature at the time of contract issue. You may not change the option after election. Please refer to the Polaris Income Rewards Summary Table and the MarketLock section below for the age limitations associated with these features.



Generally, once you elect Polaris Income Rewards, it cannot be cancelled. MarketLock may be cancelled only as of the 5(th), 10(th), and remaining subsequent contract anniversaries. Requests to cancel MarketLock will be effective on the next available cancellation date after receipt. Once MarketLock is cancelled, you will no longer be charged for the feature and you may not re-elect the feature.



Polaris Income Rewards or MarketLock cannot be elected if you elect the Capital Protector feature. SEE CAPITAL PROTECTOR BELOW. Polaris Income Rewards and MarketLock may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.


How is the Benefit calculated?


In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Polaris Income Rewards options?



The table below is a summary of the three Polaris Income Rewards options we are currently offering.



POLARIS INCOME REWARDS SUMMARY:



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                                                                                MINIMUM
                                                                              WITHDRAWAL
                                                                              PERIOD* (IF
                                                                                MAXIMUM
                                                                  MAXIMUM       ANNUAL
                                                                  ANNUAL      WITHDRAWAL
                                      BENEFIT                   WITHDRAWAL      AMOUNT
                        MAXIMUM     AVAILABILITY    STEP-UP       AMOUNT         TAKEN
       OPTION         ELECTION AGE      DATE        AMOUNT     PERCENTAGE***  EACH YEAR)
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         1             Age 80 or      3 years       10%* of       10% of       11 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
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         2             Age 80 or      5 years       20%* of       10% of       12 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         3             Age 70 or     10 years      50%** of       10% of       15 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------



* You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.



** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be fewer years if you receive a reduced Step-Up Amount.



*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see Important Information section below.



How are the components for the Polaris Income Rewards calculated?



First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.



Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.



Fourth, we determine a STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.



Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.



What is the fee for Polaris Income Rewards?



The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.



 -------------------------------------------------------------
       CONTRACT YEAR        ANNUALIZED FEE FOR STEP-UP OPTIONS
 -------------------------------------------------------------
         0-7 years          0.65% of Withdrawal Benefit Base
 -------------------------------------------------------------
        8-10 years          0.45% of Withdrawal Benefit Base
 -------------------------------------------------------------
            11+                         None
 -------------------------------------------------------------



What are the effects of withdrawals on Polaris Income Rewards?



The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:



     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.



     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:



          a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.



     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.



     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:



          a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.



     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.



     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.



     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.



What is the MarketLock option?



MarketLock provides a guarantee that the highest Anniversary Value during the relevant MAV Evaluation Period (defined below) can be withdrawn over the period that the feature is in effect. You may only elect MarketLock if you are age 75 or younger on the contract issue date. The table below is a summary of MarketLock option we are currently offering.



MARKETLOCK SUMMARY:



--------------------------------------------------------------
                                                    MAXIMUM
                                       MINIMUM       ANNUAL
                           MAXIMUM    WITHDRAWAL   WITHDRAWAL
                            ANNUAL      PERIOD       AMOUNT
                          WITHDRAWAL   PRIOR TO    PERCENTAGE
                           AMOUNT*       ANY      IF EXTENSION
TIME OF FIRST WITHDRAWAL  PERCENTAGE  EXTENSION    IS ELECTED
--------------------------------------------------------------
 Before 5(th) Benefit        5%       20 years        5%
    Year anniversary
--------------------------------------------------------------
  On or after 5(th)          7%         14.28         7%
      Benefit Year                      years
      anniversary
--------------------------------------------------------------
  On or after 10(th)         10%      10 years        7%
      Benefit Year
      anniversary
--------------------------------------------------------------
  On or after 20(th)         10%      10 years        10%
      Benefit Year
      anniversary
--------------------------------------------------------------



* For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see Important Information section below.



How are the components for MarketLock calculated?



First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements received if Polaris Rewards is elected or any spousal continuation contributions. Eligible Purchase Payments are limited to $1 million without our prior approval.



Second, we calculate the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary minus any Ineligible Purchase Payments.



Third, we determine the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below. If you do not elect to extend the MAV Evaluation Period, the period will automatically end.



Fourth, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is at least equal to Eligible Purchase Payments, as adjusted for withdrawals of contract value. Subsequent Eligible Purchase Payments are added to the MAV Benefit Base when they are received.



On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base. Any continuation contributions as a result of a spousal continuation, and Payment Enhancements if Polaris Rewards is elected, are included in calculating the Anniversary Values used to determine the MAV Benefit Base during the MAV Evaluation Period.



At the end of the MAV Evaluation Period, as long as MarketLock is still in effect and you are age [85] or younger, you will be given the chance to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. Any additional MAV Evaluation Periods, if available, will be for a time period that we determine and will be offered at our discretion. We will notify you of the time period available for election prior to the expiration of any MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should know that the provisions for the feature, such as the fee, will change to the provisions in effect at the time you elect to extend, which may be different from the provisions when you initially elected the feature.



If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries as described above, but will continue at the level in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals as described below. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is an amount calculated as a percentage of the MAV Benefit Base at the time of the first withdrawal and represents the maximum amount that may be withdrawn under this feature each contract year. These percentages are shown in the MarketLock Summary table, above. If the MAV Benefit Base is increased to the current Anniversary Value (as described above in the MAV Benefit Base section), the

Maximum Annual Withdrawal Amount will be recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Amount percentage multiplied by the new MAV Benefit Base.



Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Period is recalculated when the MAV Benefit Base is adjusted to a higher anniversary value, and is summarized in the MarketLock Summary table, above.



Further effects of withdrawals on the above components are described below in the section entitled WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?



What is the fee for MarketLock?



The fee for MarketLock is 0.65% of the MAV Benefit Base. Each time you extend the MAV Evaluation Period, if offered and you elect it, the fee will be changed to the extension fee in effect at the time. The fee will be deducted quarterly from your contract value, starting on the first quarter following your contract date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender your contract or annuitize before the end of the quarter.



What are the effects of withdrawals on MarketLock?



The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of withdrawals of contract value. Total withdrawals in any contract year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. In addition to these amounts, withdrawals in excess of the Maximum Annual Withdrawal Amount also reduce the MAV Benefit Base by the amount of the excess withdrawal or, if greater, based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in proportionately greater reduction of the benefits under the feature. This may also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:



     MAV BENEFIT BASE:



     Withdrawals reduce the MAV Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal; (2) If the withdrawal, or any portion of the withdrawal, causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:



          a. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, if any, that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced by the remainder of the withdrawal in the same proportion that the remaining contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a contract year does not exceed the Maximum Annual Withdrawal Amount for that contract year, the Maximum Annual Withdrawal Amount will not change for the next contract year unless your MAV Benefit Base is adjusted upward (as described above). If total withdrawals in a contract year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.



     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.



     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.


EFFECT OF WITHDRAWALS OF CONTRACT VALUE ON MINIMUM WITHDRAWAL PERIOD


-----------------------------------------------------------
  AMOUNT WITHDRAWN
 IN A CONTRACT YEAR     EFFECT ON MINIMUM WITHDRAWAL PERIOD
-----------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the
  Maximum Annual        MAV Benefit Base on the anniversary
  Withdrawal Amount     date after any withdrawals on that
                        anniversary, divided by the current
                        Maximum Annual Withdrawal Amount
-----------------------------------------------------------
  Amounts in excess     New Minimum Withdrawal Period = the
  of the Maximum        Minimum Withdrawal Period at the
  Annual Withdrawal     prior contract anniversary minus
  Amount                one year
-----------------------------------------------------------



THE POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero?



If the contract value is zero but the Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



To receive your remaining Benefit, you may select one of the following options:



     1. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base or MAV Benefit Base, as applicable, equals zero; or



     3. any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.



What happens to Polaris Income Rewards and MarketLock upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spouse continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in anniversary values for these purposes. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.



Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards and MarketLock upon my death?



If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the MAV Benefit Base or the Stepped-Up Benefit Base, as applicable, is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.



Can Polaris Income Rewards or MarketLock be cancelled?



Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary. If you elect MarketLock the feature may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee. You may not extend the MAV Evaluation Period upon cancellation. You may not re-elect MarketLock after cancellation.



Additionally, the feature automatically terminates upon the occurrence of one of the following:



     1. The Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, is equal to zero; or



     2. Annuitization of the contract; or



     3. Full surrender of the contract; or



     4. Death benefit is paid; or



     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, by 50% or more.



Important Information about Polaris Income Rewards and MarketLock



Polaris Income Rewards and MarketLock are designed to offer protection of your initial investment in the event of a significant market downturn. Polaris Income Rewards and MarketLock may not guarantee an income stream based on all Purchase Payments made into your contract. The Step-Up Options do not guarantee investment gains. Polaris Income Rewards and MarketLock does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day for the Step-Up Options, and the 2nd contract anniversary for MarketLock , following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Polaris Income Rewards and MarketLock if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.



WITHDRAWALS UNDER THESE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.



If you elect one of the Polaris Income Rewards options and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date.



Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.



We reserve the right to limit the maximum Eligible Purchase Payments to $1 million. We reserve the right to limit the investment options available under the contract if you elect these features for prospectively issued contracts.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS INCOME REWARDS AND/OR MARKETLOCK (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



CAPITAL PROTECTOR FEATURE


What is Capital Protector?


Capital Protector is an optional living benefit offered on your contract. If you elect this feature, you will be charged an annualized fee. At the end of 10 full contract years ("Waiting Period"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s) as specified below (less adjustments for withdrawals). Capital Protector offers protection in the event that your contract value declines due to unfavorable investment performance.


How and when can I elect the feature?


You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Capital Protector is not available if you elect Polaris Income Rewards or MarketLock. SEE POLARIS INCOME REWARDS AND MARKETLOCK ABOVE.



Capital Protector may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.


Can Capital Protector be cancelled?


Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the Waiting Period. The feature terminates automatically following the end of the Waiting Period. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the Waiting Period.


How is the Benefit calculated?


The Benefit is a one-time adjustment to your contract in the event that your contract value at the end of the Waiting Period ("Benefit Date") is less than the Purchase Payments made, as follows:



----------------------------------------------------------------------------------
                                              PERCENTAGE OF PURCHASE PAYMENTS
           TIME ELAPSED SINCE                         INCLUDED IN THE
        THE CONTRACT ISSUE DATE                     BENEFIT CALCULATION
----------------------------------------------------------------------------------
               0-90 Days                                    100%
----------------------------------------------------------------------------------
               91 Days +                                     0%
----------------------------------------------------------------------------------


The benefit calculation is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:


     (a) is the Purchase Payments received on or after the contract issue date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.



Payment Enhancements under the Polaris Rewards program are not considered Purchase Payments and are not used in the calculation of the Capital Protector Base.


What is the fee for Capital Protector?


----------------------------------------------------------------------------------
             CONTRACT YEAR                            ANNUALIZED FEE*
----------------------------------------------------------------------------------
                  0-7                                      0.50%
----------------------------------------------------------------------------------
                  8-10                                     0.25%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.


What happens to Capital Protector upon a spousal continuation?


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated. The Waiting Period starts from the original issue date. The corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

IMPORTANT INFORMATION


Capital Protector may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Capital Protector would not protect the majority of those payments.



Since Capital Protector may not guarantee a return of all Purchase Payments at the end of the Waiting Period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Waiting Period your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the Waiting Period. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce the value of the Benefit.



We will allocate any benefit amount contributed to the contract value on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE CAPITAL PROTECTOR (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 DEATH BENEFIT
        ----------------------------------------------------------------
        ----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.



We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.


You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:


     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.



If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.



The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.



A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.


EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS


The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option must begin or under the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.



Other Beneficiary Continuation Options



Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).



Please consult your tax advisor regarding tax implications and your particular circumstances.


DEFINITION OF DEATH BENEFIT TERMS


The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

DEATH BENEFIT OPTIONS


This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.


OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION


If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:



     1.  Contract value; or



     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday; or



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.



The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION


If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:



     1. Contract value; or



     2. Net Purchase Payments received prior to your 86th birthday; or



     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If the contract is issued on or after your 83rd birthday but before your 86th birthday, the death benefit is greater of:



     1. Contract value; or



     2. The lesser of:



          a. Net Purchase Payments received prior to your 86th birthday; or


          b. 125% of Contract Value.



If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.



For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.


The death benefit options on contracts issued before June 1, 2004 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS


EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.



You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.


We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.


The table below applies to contracts issued prior to your 70th birthday:


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   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
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 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
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 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
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 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
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The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:


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      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
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 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
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* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?


Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.


What is the EstatePlus Percentage?


We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.


What is the Maximum EstatePlus Benefit?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.


EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.



A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.



To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.



Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.


SEPARATE ACCOUNT EXPENSES


The annual Separate Account expenses is 1.52% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.



Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.



If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.



We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, or 9 complete years if you elected to participate in the Polaris Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The withdrawal charge schedules are as follows:


WITHDRAWAL CHARGE WITHOUT THE POLARIS REWARDS PROGRAM

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      YEAR           1        2        3        4        5        6        7        8+
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

WITHDRAWAL CHARGE WITH THE POLARIS REWARDS PROGRAM

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      YEAR           1        2        3        4        5        6        7        8        9       10+
-----------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              9%       9%       8%       7%       6%       5%       4%       3%       2%       0%
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These higher potential withdrawal charges for the Polaris Rewards program may compensate us for the expenses associated with the program.


The Polaris Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Polaris Rewards than the contract without an election of this program.



When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.



We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.


Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

INVESTMENT MANAGEMENT FEES


The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.


SERVICE FEES



Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.


There is an annualized 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series, Class 2 shares of WM Variable Trust, and Class 3 shares of the Anchor Series Trust and SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.


For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.


CONTRACT MAINTENANCE FEE


During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.



If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this fee. This waiver is subject to change without notice.


TRANSFER FEE


Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.


OPTIONAL POLARIS INCOME REWARDS FEE


The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:



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       CONTRACT YEAR             ANNUALIZED FEE
 ----------------------------------------------------
         0-7 years             0.65% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
        8-10 years             0.45% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
         11+ years                    none
 ----------------------------------------------------



OPTIONAL MARKETLOCK FEE



The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:



 ----------------------------------------------------
                                 ANNUALIZED FEE
 ----------------------------------------------------
    All Contract Years                0.65%
 ----------------------------------------------------

OPTIONAL CAPITAL PROTECTOR FEE


The annualized fee for the Capital Protector feature is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:



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             CONTRACT YEAR                             ANNUALIZED FEE
----------------------------------------------------------------------------------
                  0-7                                      0.50%
----------------------------------------------------------------------------------
                  8-10                                     0.25%
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                  11+                                       none
----------------------------------------------------------------------------------


OPTIONAL ESTATEPLUS FEE


The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.


PREMIUM TAX


Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED


Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.


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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS


You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.


We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please read the Statement of Additional Information for a more detailed discussion of the income options.


FIXED OR VARIABLE INCOME PAYMENTS


You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.


INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.


If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and


     - the contract value attributable to the Variable Portfolios on the Annuity Date; and


     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.


If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.



The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.


TRANSFERS DURING THE INCOME PHASE


During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE

CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.


TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.


These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


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                               OTHER INFORMATION
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AIG SUNAMERICA LIFE


The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


THE SEPARATE ACCOUNT


The Company established the Separate Account, Variable Separate Account, under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.



The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.


THE GENERAL ACCOUNT


Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS


Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.



Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


PAYMENTS WE RECEIVE


In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.


ADMINISTRATION


We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.


We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.



A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.



AGC Life is a party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, AGC Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGC Life's results of operations and financial position.



On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004.



Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.



On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.



AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.



In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.



FINANCIAL STATEMENTS



THE COMPANY AND THE SEPARATE ACCOUNT



The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are included and the financial statements of Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



AIG SUPPORT AGREEMENT



AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.



WHERE YOU CAN FIND MORE INFORMATION



The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.



We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.



The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:



WASHINGTON, DISTRICT OF COLUMBIA



100 F. Street, N.E., Room 1580



Washington, DC 20549



CHICAGO, ILLINOIS



175 W. Jackson Boulevard



Chicago, IL 60604



NEW YORK, NEW YORK



3 World Financial, Room 4300



New York, NY 10281



To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:



AIG SunAmerica Life Assurance Company



Annuity Service Center



P.O. Box 54299



Los Angeles, California 90054-0299



Telephone Number: (800) 445-SUN2


REGISTRATION STATEMENT


Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
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     AIG SunAmerica Life Assurance Company (the "Company") was incorporated as Anchor National Life Insurance Company under the laws of the State of Arizona on April 12, 1965 while the Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, after which time it began doing business under its new name, AIG SunAmerica Life Assurance Company.

     The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management.

     The Company has no employees; however, employees of AIGRS and other affiliates of the Company perform various services for the Company. AIGRS had approximately 1,900 employees at December 31, 2004, approximately 1,100 of whom perform services for the Company as well as for certain of its affiliates.

     The Company's primary activities are retirement services, herein discussed as annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts ("GICs"). The asset management operations are conducted by the Company's registered investment advisor subsidiary, AIG SunAmerica Asset Management Corp ("SAAMCo"), and its wholly owned distributor, AIG SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing administrator, AIG SunAmerica Fund Services, Inc. ("SFS"). See Note 13 of Notes to the Consolidated Financial Statements for operating results by segment.

     The Company ranks among the largest U.S. issuers of variable annuity contracts. The Company distributes its products and services through an extensive network of independent broker-dealers, full-service securities firms and financial institutions. In prior years, GICs were marketed directly to banks, municipalities, asset management firms and direct plan sponsors and through intermediaries, such as managers or consultants servicing these groups. In addition to distributing its variable annuity products through its nine affiliated broker-dealers, the Company distributes its products through a vast network of independent broker-dealers, full-service securities firms and financial institutions. In total, more than 84,000 independent sales representatives are appointed to sell the Company's annuity products. The Company's nine affiliated broker-dealers are among the largest networks of registered representatives in the nation. Sales through affiliated broker-dealers accounted for approximately a quarter of the Company's total annuity sales in 2004.

     The Company believes that demographic trends have produced strong consumer demand for long-term, investment-oriented products. According to U.S. Census Bureau projections, the number of individuals between the ages of 45 to 64 grew from 51 million to 69 million from 1994 to 2003, making this age group the fastest-growing segment of the U.S. population. Between 1994 and 2003, annual industry premiums from fixed and variable annuities increased from $155 billion to $267 billion.

     Benefiting from continued strong growth of the retirement savings market, industry sales of tax-deferred savings products have represented, for a number of years, a significantly larger source of new premiums for the U.S. life insurance industry than have traditional life insurance products. Recognizing the growth potential of this market, the Company focuses its life operations on the sale of variable annuity contracts. In recent years, the Company has enhanced its marketing efforts and expanded its offerings of fee-based variable annuity contracts. Variable accounts within the Company's variable annuity business entail no portfolio credit risk and requires significantly less capital support than the fixed accounts of variable annuity contracts ("Fixed Options"), which generate net investment income.

     The following table shows the Company's investment income, net realized investment losses and fee income for the year ended December 31, 2004 by primary product line or service:

                         NET INVESTMENT AND FEE INCOME


                                                               AMOUNT       PERCENT           PRIMARY PRODUCT OR SERVICE
                                                              ---------     --------   -----------------------------------------
                                                              (IN THOUSANDS, EXCEPT
                                                                 FOR PERCENTAGES)
Fee income:
  Variable annuity policy fees, net of reinsurance..........  $369,141       42.2%     Variable annuity contracts
  Asset management fees.....................................    89,569        10.2     Asset management
  Universal life policy fees, net of reinsurance............    33,899         3.9     Universal life products
  Surrender charges.........................................    26,219         3.0     Fixed and variable annuity contracts
  Other fees................................................    15,753         1.8     Asset management
                                                              --------       -----
  Total fee income..........................................   534,581        61.1
Investment income...........................................   363,594        41.6     Fixed annuity contracts and Fixed Options
Net realized investment losses..............................   (23,807)       (2.7)    Fixed annuity contracts and Fixed Options
                                                              --------       -----
Total net investment and fee income.........................  $874,368      100.0%
                                                              ========       =====



ANNUITY OPERATIONS - SEPARATE ACCOUNT


     The annuity operations principally engaged in the business of issuing variable annuity contracts directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuity contracts, universal life insurance contracts and GICs directed to the institutional marketplace.

     The Company's variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fees on the amounts earned in variable account options of its variable annuity products held in separate accounts and net investment income on the Fixed Options held in the general account. Variable annuity contracts offer retirement planning features similar to those offered by fixed annuity contracts, but differ in that the contract holder's rate of return is generally dependent upon the investment performance of the particular equity, fixed-income, money market or asset allocation fund selected by the contract holder. Because the investment risk is generally borne by the customer in all but the Fixed Options, these products require significantly less capital support than fixed annuity contracts.

     At December 31, 2004, variable product liabilities were $26.04 billion, of which $22.61 billion were held in separate accounts and $3.43 billion were the liabilities of the Fixed Options, held in the Company's general account. The Company's variable annuity products incorporate incentives, surrender charges and/or other restrictions to encourage persistency. At December 31, 2004, 71% of the Company's variable annuity liabilities held in separate accounts were subject to surrender penalties or other restrictions. The Company's variable annuity products also generally limit the number of transfers made in a specified period between account options without the assessment of a fee. The average size of a new variable annuity contract sold by the Company in 2004 was approximately $74,000.


ANNUITY OPERATIONS - GENERAL ACCOUNT


     The Company's general account obligations are fixed-rate products, principally Fixed Options, but also including fixed annuity contracts, GICs and universal life insurance contracts ("Fixed-Rate Products") issued in prior years. The Fixed Options provide interest rate guarantees of certain periods ranging up to ten years. Although the Company's annuity contracts remain in force an average of seven to ten years, approximately 77% of the reserves for fixed annuity contracts and Fixed Options, as well as the universal life insurance contracts, reprice annually at discretionary rates determined by the Company subject to a minimum rate guarantee ranging from 1.5% to 4.0%, depending on the contract. In repricing, the Company takes into account yield characteristics of its investment portfolio, surrender assumptions and competitive industry pricing, among other factors.

     In prior years, the Company augmented its retail annuity business with the sale of institutional products. At December 31, 2004, the Company had $211.4 million of fixed-maturity, variable-rate GIC obligations that reprice periodically based upon certain defined indices and $3.9 million of fixed-maturity, fixed-rate GICs.

     The Company designs its Fixed-Rate Products and conducts its investment operations in order to closely match the duration and cash flows of the assets in its investment portfolio to its fixed-rate obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed-rate securities. The Company's Fixed-Rate Products incorporate incentives, surrender charges and other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had incentives, surrender penalties and/or other restrictions at December 31, 2004.

INVESTMENT OPERATIONS

     The Company believes a portfolio principally composed of fixed-rate investments that generate predictable rates of return should back its liabilities for Fixed-Rate Products. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. The majority of the Company's invested assets are managed by an affiliate of AIG. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.


     For more information concerning the Company's investments, including the risks inherent in such investments, see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Resources and Liquidity."


ASSET MANAGEMENT OPERATIONS

     Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, SAAMCo, which in turn has two wholly owned subsidiaries: SACS and SFS. Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. This contribution increased the Company's shareholder's equity by $150,653,000. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows have been restated for the years ended December 31, 2003 and 2002 for the addition and subtraction to pretax income of $16,345,000 and $4,464,000, respectively, to reflect the SAAMCo activity.

     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, serving as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

REGULATION

     The Company, in common with other insurers, is subject to regulation and supervision by the states and jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single contract, deposits of securities for the benefit of contract holders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of contract holders rather than security holders.

     Risk-based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of December 31, 2004.

     The federal government does not directly regulate the business of insurance, however, the Company, its subsidiaries and its products are governed by federal agencies, including the Securities and Exchange Commission ("SEC"), the Internal Revenue Service and the self-regulatory organization, National Association of Securities Dealers, Inc. ("NASD"). Federal legislation and administrative policies in several areas, including financial services regulation, pension regulation and federal taxation, can significantly and adversely affect the insurance industry. The federal government has from time to time considered legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products, changes in the

Employee Retirement Income Security Act regulations, the alteration of the federal income tax structure and the availability of Section 401(k) and individual retirement accounts. Although the ultimate effect of any such changes, if implemented, is uncertain, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.

     Recently there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and life insurers issuing variable annuity products. These inquiries have focused on a number of issues including, among other items, after-hours trading, short-term trading (sometimes referred to as market timing), suitability, revenue sharing arrangements and greater transparency regarding compensation arrangements. There are several rule proposals pending at the SEC, the NASD and on a federal level, which, if passed, could have an impact on the business of the Company and/or its subsidiaries.

COMPETITION

     The businesses conducted by the Company are highly competitive. The Company competes with other life insurers, and also competes for customers' funds with a variety of investment products offered by financial services companies other than life insurance companies, such as banks, investment advisors, mutual fund companies and other financial institutions. In 2003, net annuity premiums written among the top 100 companies ranged from approximately $79 million to approximately $20 billion annually. The Company together with its affiliates ranked third largest of this group. The Company believes the primary competitive factors among life insurance companies for investment-oriented insurance products, such as annuities include product flexibility, net return after fees, innovation in product design, the insurer financial strength rating and the name recognition of the issuing company, the availability of distribution channels and service rendered to the customer before and after a contract is issued. Other factors affecting the annuity business include the benefits (including before-tax and after-tax investment returns) and guarantees provided to the customer and the commissions paid.

AVAILABLE INFORMATION

     AIG SunAmerica Life Assurance Company (the "Company") files annual, quarterly, and current reports and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains annual, quarterly, and current reports and other information that issuers (including the Company) file electronically with the SEC. The SEC's website is http://www.sec.gov. Additionally, any materials the Company files with the SEC may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company does not maintain a website.

     The Company makes available free of charge, Annual Reports on Form 10-K, Quarterly Reports of Form 10-Q and Current Reports of Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after such materials are electronically filed with, or furnished to the SEC.


SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION



     Indemnification for liabilities arising under the 1933 Act is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.


DESCRIPTION OF PROPERTY

     The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California 90067. The Company, through an affiliate, also leases office space in Woodland Hills, California and Jersey City, New Jersey.

     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.

SELECTED FINANCIAL DATA

     The following selected financial data of the Company should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included elsewhere herein.

     The following selected financial date of the Company for years prior to December 31, 2004 have been restated as if the contribution of SAAMCo and its related subsidiaries were effective as of the earliest period reported below. The following amounts include only the subsidiaries of SAAMCo as of December 31, 2004.


                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2004       2003       2002       2001       2000
                                                              --------   --------   --------   --------   --------
                                                                                 (IN THOUSANDS)
Results of Operations
Revenues:
Fee income, net of reinsurance..............................  $534,581   $427,091   $444,002   $481,945   $549,970
Investment income...........................................   363,594    402,923    387,355    370,198    398,168
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)   (59,784)   (15,177)
                                                              --------   --------   --------   --------   --------
  Total revenues............................................   874,368    799,660    765,546    792,359    932,961
Benefits and Expenses:
Interest expense............................................   222,749    240,213    238,129    244,614    264,493
Amortization of bonus interest..............................    10,357     19,776     16,277     11,938      3,824
General and administrative expenses.........................   131,612    119,093    115,210     99,232    138,955
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484    208,378    154,183
Annual commissions..........................................    64,323     55,661     58,389     58,278     56,473
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716     17,566     19,914
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492     17,839        614
                                                              --------   --------   --------   --------   --------
  Total benefits & expenses.................................   662,867    675,883    733,697    657,845    638,456
                                                              --------   --------   --------   --------   --------
Pretax income before cumulative effect of accounting
  change....................................................   211,501    123,777     31,849    134,514    294,505
Income tax expense..........................................     6,410     30,247        160     21,824     94,400
                                                              --------   --------   --------   --------   --------
Net income before cumulative effect of accounting change....   205,091     93,530     31,689    112,690    200,105
                                                              --------   --------   --------   --------   --------
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --    (10,342)        --
                                                              --------   --------   --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689   $102,348   $200,105
                                                              ========   ========   ========   ========   ========



     In 2004, the Company adopted AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), which was recorded as a cumulative effect of accounting change. (See Note 2 of Notes to Consolidated Financial Statements).

     In 2001, the Company adopted EITF 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" and Statement of Financial Accounting Standard 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133), which were recorded as a cumulative effect of accounting change.


                                                                                   DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                           2004          2003          2002          2001          2000
                                                        -----------   -----------   -----------   -----------   -----------
                                                                                  (IN THOUSANDS)
Financial Position
Investments and cash..................................  $ 7,125,986   $ 7,124,633   $ 7,248,324   $ 6,294,148   $ 5,249,827
Variable annuity assets held in separate accounts.....   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Deferred acquisition costs and other deferred
  expenses............................................    1,606,870     1,505,328     1,436,802     1,419,498     1,286,456
Other assets..........................................      150,708       162,970       309,221       258,446       177,468
                                                        -----------   -----------   -----------   -----------   -----------
Total Assets..........................................  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                        ===========   ===========   ===========   ===========   ===========
Reserves for fixed annuity and fixed accounts of
  variable annuity contracts..........................  $ 3,948,158   $ 4,274,329   $ 4,285,098   $ 3,498,917   $ 2,778,229
Reserves for universal life insurance contracts.......    1,535,905     1,609,233     1,676,073     1,738,493     1,832,667
Reserves for guaranteed investment contracts..........      215,331       218,032       359,561       483,861       610,672
Variable annuity liabilities related to separate
  accounts............................................   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Other payables and accrued liabilities................    1,172,594       794,031       831,138       839,032       268,201
Subordinated notes payable to affiliates..............           --        40,960        40,960        47,960        55,119
Deferred income taxes.................................      257,532       242,556       341,935       211,242        81,989
Shareholder's equity..................................    1,754,044     1,613,790     1,459,582     1,152,587     1,086,874
                                                        -----------   -----------   -----------   -----------   -----------
Total Liabilities and Shareholder's Equity............  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                        ===========   ===========   ===========   ===========   ===========


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (the "Company") for the years ended December 31, 2004 ("2004"), 2003 ("2003") and 2002 ("2002") follows.
Certain prior period amounts have been reclassified to conform to the current period's presentation.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing, competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

CRITICAL ACCOUNTING POLICIES

     The Company considers its most critical accounting policies those policies with respect to valuation of certain financial instruments, amortization of deferred acquisition costs ("DAC") and other deferred expenses and the reserve for guaranteed benefits. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows.

     Valuation of Certain Financial Instruments: Gross unrealized losses on debt and equity securities available for sale amounted to $27.1 million at December 31, 2004. In determining if and when a decline in fair value below amortized cost is other than temporary, the Company evaluates at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for investments in debt and equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other than temporary, the Company recognizes an impairment loss in the current period operating results to the extent of the decline (See also discussion within "Capital Resources and Liquidity" herein).


     Securities in the Company's portfolio with a carrying value of approximately $813.0 million at December 31, 2004 do not have readily determinable market prices. For these securities, the Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. The Company's ability to liquidate its positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and the Company may not be able to dispose of these investments in a timely manner. Although the Company believes its estimates reasonably reflect the fair value of those securities, the key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral, if any, and other factors may not reflect those of an active market.

     Amortization of Deferred Acquisition Costs and Other Deferred Expenses:
Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. Such costs are deferred and amortized over the estimated lives of the annuity contracts. Approximately 81% of the amortization of DAC and other deferred expenses was attributed to policy acquisition costs deferred by the annuity operations and 19% was attributed to the distribution costs deferred by the asset management operations. For the annuity operations, the Company amortizes DAC and other deferred expenses based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, Fixed Options and universal life insurance contracts) supporting these obligations, costs of providing contract guarantees and the level of expenses necessary to administer the policies. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when current or estimates of future gross profits to be realized from its annuity contracts are revised as more fully described below. Substantially all of the DAC balance attributed to annuity operations at December 31, 2004 related to variable annuity contracts.

     DAC amortization on annuities is impacted by surrender rates, claims costs, and the actual and assumed future growth rate of the assets supporting the Company's obligations under annuity policies. With respect to Fixed Options, the growth rate depends on the yield on the general account assets supporting those annuity contracts. With respect to the variable options of the variable annuity contracts, the growth rate depends on the performance of the investment options available under the annuity contract and the allocation of assets among these various investment options.

     The assumption the Company uses for the long-term annual net growth rate of the separate account assets in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows it to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would be approximately 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate assumption (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

     For the asset management operations, the Company defers distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or a contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). These costs are amortized on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. The carrying value of the deferred asset is subject to continuous review based on projected Distribution Fee Revenue. Amortization of deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

     Reserve for Guaranteed Benefits: Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") which was adopted on January 1, 2004, the Company is required to recognize a liability for guaranteed minimum death benefits and other guaranteed benefits. In calculating the projected liability, five thousand stochastically generated investment performance scenarios were developed using the Company's best estimates. These assumptions included, among others, mean equity return and volatility, mortality rates and lapse rates. The estimation of cash flow and the determination of the assumptions used require judgment, which can, at times, be subjective.


     Several of the guaranteed benefits are sensitive to equity market conditions. The Company uses the purchase of reinsurance and capital market hedging strategies to mitigate the risk of paying benefits in excess of account values as a result of significant downturns in equity markets. Risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility. Reinsurance or hedges are secured when the cost is less than the risk reduction. The Company expects to use either additional reinsurance or capital market hedges for risk mitigation on an opportunistic basis. Despite the purchase of reinsurance or hedges, the reinsurance or hedge secured may be inadequate to completely offset the effects of changes in equity markets.

BUSINESS SEGMENTS

     Effective January 1, 2004, SunAmerica Life Insurance Company (the "Parent"), the parent of the Company, contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo"), which in turn has two wholly owned subsidiaries:
AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS"). This contribution increased the Company's shareholder's equity by approximately $150.7 million (see Note 1 of Notes to Consolidated Financial Statements). Effective January 1, 2004, the Company's earnings include the asset management operations of SAAMCo, SACS and SFS. Prior year results have been restated to account for this contribution as if it had occurred at the beginning of the earliest period presented.


     The Company has two business segments: annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts. The Company focuses primarily on the marketing of variable annuity products. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fee income on amounts invested in the variable account options and net investment spread on the Fixed Options.


     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, servicing as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

RESULTS OF OPERATIONS

     NET INCOME totaled $142.5 million in 2004, compared with $93.5 million in 2003 and $31.7 million in 2002.

     CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of SOP 03-1 on January 1, 2004. The Company recorded a loss of $62.6 million, net of tax, which is recognized in the consolidated statement of income and comprehensive income as a cumulative effect of accounting change for the year ended December 31, 2004.

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $211.5 million in 2004, compared with $123.8 million in 2003 and $31.8 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee and asset management fee income, partially offset by lower investment income and higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to reductions in net realized investment losses and amortization of DAC and other expenses.

     INCOME TAX EXPENSE totaled $6.4 million in 2004, $30.2 million in 2003 and $0.2 million in 2002 representing effective tax rates of 3%, 24% and 1%, respectively. The tax expense in 2004 included the benefit of $39.7 million resulting from the reduction of the prior year tax liability based on additional information becoming available. Excluding this benefit the effective tax rate is 22% in 2004. The unusually low effective tax rate for 2002 is due primarily to the lower relative pretax income without corresponding reductions in permanent tax differences. See Note 11 of the Notes to Consolidated Financial Statements for a reconciliation of income tax expense to the federal statutory rate.

ANNUITY OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $176.9 million in 2004, compared with $98.7 million in 2003 and $27.7 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee income and lower amortization of deferred acquisition costs and other deferred expenses partially offset by higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to lower net realized investment losses and improved net investment income as customers allocated more dollars to the fixed rate portion of variable annuity contracts.

     NET INVESTMENT SPREAD, a non-GAAP measure, represents investment income less interest credited to Fixed-Rate Products is a key measurement used by the Company in evaluating the profitability of its annuity business. Investment income includes income earned on invested assets, as well as the mark-to-market on both purchased derivatives and embedded derivatives inherent in certain product guarantees. Accordingly, the Company presents an analysis of net investment spread because the Company has determined this measure to be useful and meaningful.

     In evaluating its investment yield and net investment spread, the Company calculates average invested assets using the amortized cost of bonds, notes and redeemable preferred stocks. This basis does not include unrealized gains and losses, which are reflected in the carrying value (i.e., fair value) of those investments pursuant to Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In the calculation of average invested assets, the Company excludes collateral received from a securities lending program, which is offset by a securities lending payable in the same amount. The Company participates in a securities lending program with an affiliated agent, pursuant to which it lends its securities and primarily takes cash as collateral with respect to the securities lent. Participation in securities lending agreements provides additional net investment income for the Company, resulting from investment income earned on the collateral, less interest paid on the securities lending agreements and the related management fees paid to an affiliate to administer the program.

     An analysis of net investment spread and a reconciliation to pretax income before cumulative effect of accounting change is presented in the following table:


                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2004        2003        2002
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Investment income...........................................  $ 362,631   $ 398,304   $ 377,556
Interest credited to fixed annuity contracts and Fixed
  Options...................................................   (140,889)   (153,636)   (142,973)
Interest credited to universal life insurance contracts.....    (73,745)    (76,415)    (80,021)
Interest credited to guaranteed investment contracts........     (6,034)     (7,534)    (11,267)
                                                              ---------   ---------   ---------
Net investment spread.......................................    141,963     160,719     143,295
Net realized investment losses..............................    (24,100)    (30,354)    (65,811)
Fee income, net of reinsurance..............................    429,259     344,908     358,983
Amortization of bonus interest..............................    (10,357)    (19,776)    (16,277)
General and administrative expenses.........................    (93,188)    (83,013)    (79,287)
Amortization of DAC and other deferred expenses.............   (126,142)   (137,130)   (171,583)
Annual commissions..........................................    (64,323)    (55,661)    (58,389)
Claims on UL contracts, net of reinsurance recoveries.......    (17,420)    (17,766)    (15,716)
Guaranteed benefits, net of reinsurance recoveries..........    (58,756)    (63,268)    (67,492)
                                                              ---------   ---------   ---------
Pretax income before cumulative effect of accounting
  change....................................................  $ 176,936   $  98,659   $  27,723
                                                              =========   =========   =========


     Net investment spread totaled $142.0 million in 2004, compared to $160.7 million in 2003 and $143.3 million in 2002. These amounts equal 2.28% on average invested assets (computed on a daily basis) of $6.22 billion in 2004, 2.37% on average invested assets of $6.66 billion in 2003 and 2.41% on average invested assets of $6.09 billion in 2002. The decrease in net investment spread in 2004 from 2003 reflected results from lower average invested assets as discussed below and reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2003 and 2004. The increase in net investment spread in 2003 from 2002 resulted from substantial growth in average invested assets and effective management of interest crediting rates to offset lower yields available on invested assets.

     The components of net investment spread were as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   -----------
                                                                      (DOLLARS IN THOUSANDS)
Net investment spread.......................................  $   141,963   $   160,719   $   143,295
Average invested assets.....................................    6,216,792     6,656,360     6,086,517
Average interest-bearing liabilities........................   (5,942,627)   (6,407,102)   (5,962,521)
Yield on average invested assets............................         5.83%         5.98%         6.20%
Rate paid on average interest-bearing liabilities...........         3.71          3.71          3.93
                                                              -----------   -----------   -----------
Difference between yield and interest rate paid.............         2.12%         2.27%         2.27%
                                                              ===========   ===========   ===========
Net investment spread as a percentage of average invested
  assets....................................................         2.28%         2.41%         2.35%
                                                              ===========   ===========   ===========


     The decline in average invested assets resulted primarily from net exchanges from Fixed Options into the separate accounts of variable annuity contracts, partially offset by new deposits of Fixed Options. Deposits of Fixed Options and renewal deposits on its universal life insurance contracts totaled $1.41 billion 2004, $1.58 billion in 2003 and $1.78 billion in 2002, and are primarily deposits for the Fixed Options. Deposits of Fixed Options represent 24% in 2004, 27% in 2003 and 34% in 2002, of the related reserve balances at the beginning of the respective periods.

     Net investment spread includes the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $274.2 million in 2004, compared with $249.3 million in 2003 and $124.0 million in 2002. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 2.12% in 2004 and 2.27% in 2003 and 2.27% in 2002.

     Investment income (and the related yields on average invested assets) totaled $362.6 million (5.83%) in 2004, compared with $398.3 million (5.98%) in 2003 and $377.6 million (6.20%) in 2002. The decrease in the investment yield primarily reflects the reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2002, 2003 and 2004, as well as a $4.3 million reduction in income from the mark to market of the S&P 500 put options and the guaranteed minimum account value and guaranteed minimum withdrawal benefit embedded derivatives in 2004. Excluding the impact of the put options and embedded derivatives, investment income would have been $361.6 million (5.82%) and $393.0 million (5.90%) in 2004 and 2003, respectively. Expenses incurred to manage the investment portfolio amounted to $2.5 million in 2004, $2.3 million in 2003 and $2.4 million in 2002. These expenses are included as a reduction of investment income in the consolidated statement of income and comprehensive income.

     Interest expense (and the related rate paid on average interest-bearing liabilities) totaled $220.7 million (3.71%) in 2004, $237.6 million (3.71%) in 2003 and $234.3 million (3.93%) in 2002. Interest-bearing liabilities averaged $5.94 billion during 2004, $6.41 billion during 2003 and $5.96 billion during 2002.

     NET REALIZED INVESTMENT LOSSES totaled $24.1 million in 2004, $30.4 million in 2003 and $65.8 million in 2002 and include impairment writedowns of $21.1 million, $54.1 million and $57.3 million, respectively. Thus, net realized losses from sales and redemptions of investments totaled $3.0 million in 2004, compared with net realized gains of $23.7 million in 2003 and net realized losses of $8.5 million in 2002.

     The Company sold or redeemed invested assets, principally bonds and notes, aggregating $1.97 billion in 2004, $2.21 billion in 2003 and $1.60 billion in 2002. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.05%, 0.36% and 0.14% of average invested assets for 2004, 2003 and 2002, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

     Impairment writedowns include $21.1 million, $54.1 million and $57.3 million of provisions principally applied to bonds in 2004, 2003 and 2002, respectively. Impairment writedowns represent 0.34%, 0.81% and 0.96% of average invested assets in the respective periods. For the five years ended December 31, 2004, impairment writedowns as a percentage of average invested assets have ranged from 0.34% to 1.27% and have averaged 0.75%. Such writedowns are based upon estimates of the fair value of invested assets and recorded when declines in the value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.

     VARIABLE ANNUITY POLICY FEES, NET OF REINSURANCE are generally based on the market value of assets in the separate accounts supporting variable annuity contracts. Such fees totaled $369.1 million in 2004, $281.4 million in 2003 and $286.9 million in 2002 and are net of reinsurance premiums of $28.6 million, $30.8 million and $22.5 million, respectively. The increased fees in 2004 compared to 2003 primarily reflect the improved equity market conditions in 2004 and the latter part of 2003, and the resulting favorable impact on market values of the assets in the separate accounts. The decreased fees in 2003 as compared to 2002 reflected increased reinsurance premiums. Variable annuity policy fees represent 1.8%, 1.7% and 1.7% of average variable annuity assets in 2004, 2003 and 2002, respectively. Variable annuity assets averaged $20.41 billion, $16.32 billion and $16.45 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the Fixed Options, totaled $2.65 billion in 2004, $1.73 billion in 2003 and $1.18 billion in 2002. These amounts represent 14%, 12% and 6% of variable annuity reserves at the beginning of the respective periods. The increase in variable annuity deposits in 2004 and 2003 reflected increased demand for variable annuity products due to the improved equity market conditions in 2004 and the latter part of 2003. Transfers from the Fixed Options to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

     Sales of variable annuity products (which include deposits allocated to the Fixed Options) ("Variable Annuity Product Sales") amounted to $4.01 billion, $3.27 billion and $2.92 billion in 2004, 2003 and 2002, respectively. Such sales primarily reflect those of the Company's Polaris and Seasons families of variable annuity products. The Company's variable annuity products are primarily multi-manager variable annuities that offer investors a choice of several variable funds as well as up to seven fixed funds, depending on the product. The increase in Variable Annuity Product Sales in 2004 and 2003 reflects the generally improved equity market conditions in 2004 and the latter part of 2003.

     The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, federal initiatives are proposed that could affect the taxation of annuities (see "Regulation").

     With respect to all reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and periodic monitoring of these ratings of the reinsurers, such risks are considered to be minimal.

     UNIVERSAL LIFE INSURANCE POLICY FEES, NET OF REINSURANCE amounted to $33.9 million in 2004, $35.8 million in 2003 and $36.3 million in 2002 and are net of reinsurance premiums of $34.3 million, $33.7 million and $34.1 million, respectively. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company acquired its universal life insurance contracts as part of the acquisition of business from MBL Life Assurance Corporation on December 31, 1998 and does not actively market such contracts. Such fees represent 2.20%, 2.23% and 2.17% of average reserves for universal life insurance contracts in the respective periods.

     SURRENDER CHARGES on variable annuity and universal life insurance contracts totaled $26.2 million in 2004, $27.7 million in 2003 and $32.5 million in 2002. Surrender charge periods range from zero to nine years from the date a deposit is received. Surrender charges generally are assessed on withdrawals at declining rates.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $93.2 million in 2004, $83.0 million in 2003 and $79.3 million in 2002. The increase in 2004 results from higher information technology costs and payroll related expenses resulting from the servicing of a larger block of annuity contracts. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.


     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES totaled $126.1 million in 2004, compared with $137.1 million in 2003 and $171.6 million in 2002. DAC amortization in 2003 reflected a declining market which led to higher DAC amortization (i.e. impairments on specific products) during the first nine months of 2003 and is partially offset by an $18.0 million DAC unlocking. The higher amortization in 2002 was primarily related to lower estimates of future gross profits on variable annuity contracts compared to the prior years in light of the downturn in the equity markets in 2002, and additional variable annuity product sales over the last twelve months and the subsequent amortization of related deferred commissions and other direct selling costs.


     ANNUAL COMMISSIONS totaled $64.3 million in 2004, compared with $55.7 million in 2003 and $58.4 million in 2002. Annual commissions generally represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The vast majority of the Company's average balances of its variable annuity products are currently subject to such annual commissions.

     CLAIMS ON UNIVERSAL LIFE CONTRACTS, NET OF REINSURANCE RECOVERIES totaled $17.4 million in 2004, compared with $17.8 million in 2003 and $15.7 million in 2002 (net of reinsurance recoveries of $34.2 million in 2004, $34.0 million in 2003 and $29.2 million in 2002). The change in such claims resulted principally from changes in mortality experience and the reinsurance recoveries there on.

     GUARANTEED BENEFITS, NET OF REINSURANCE RECOVERIES on variable annuity contracts totaled $58.8 million in 2004, compared with $63.3 million in 2003 and $67.5 million in 2002 and are net of reinsurance recoveries of $2.7 million, $8.0 million and $8.4 million, respectively. These guaranteed benefits consist primarily of guaranteed minimum death benefits as well as immaterial amounts of earnings enhancement benefits and guaranteed minimum income benefits. These guarantees are described in more detail in the following paragraphs. The decrease during 2004 reflects the generally improved equity market conditions in 2004 and the latter part of 2003. Downturns in the equity markets could increase these expenses.


     Guaranteed minimum death benefits ("GMDB") are issued on a majority of the Company's variable annuity products. GMDB provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of
(1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. On January 1, 2004, the Company recorded a liability for guaranteed benefits including GMDB (see Note 2 of Notes to Consolidated Financial Statements) pursuant to adoption of a new accounting standard, SOP 03-1.


     Earnings enhancement benefit ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     Guaranteed minimum income benefit ("GMIB") is a feature the Company offers on certain variable annuity products. This feature provides a minimum fixed annuity payment guarantee for those contract holders who choose to receive fixed lifetime annuity payments after a seven, nine, or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The Company has eliminated offering a GMIB feature that guarantees a return in excess of the amount to be annuitized in order to mitigate its exposure.

     Guaranteed minimum account value ("GMAV") is a feature the Company offers on certain variable annuity products in the third quarter of 2002. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMAV benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period, as elected by the contract holder at the time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMWB benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Management expects substantially all of the Company's near-term exposure to guaranteed benefits will relate to GMDB and EEB. As sales of products with other guaranteed benefits increase, the Company expects these other guarantees to have an increasing impact on operating results, under current hedging strategies.

ASSET MANAGEMENT OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $34.6 million in 2004, compared to $25.1 million in 2003 and $4.1 million in 2002. The increases in 2004 from 2003 resulted from the impact of higher average asset base and higher margin on account servicing fees, partially offset by increased amortization of DAC and other deferred expenses. The increase in 2003 from 2002 resulted from decreased amortization of DAC and other deferred expenses.

     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed by SAAMCo in its mutual funds and certain variable annuity portfolios. Such fees totaled $89.6 million on average assets managed of $9.65 billion in 2004, $66.7 million on average assets managed of $8.15 billion in 2003 and $66.4 million on average assets managed of $7.64 billion in 2002. The increase in asset management fees is primarily the result of a higher average asset base and higher margin on account servicing fees. Mutual fund sales, excluding sales of money market accounts and private accounts, totaled $2.14 billion in 2004, compared to $2.23 billion in 2003 and $1.67 billion in 2002. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $1.56 billion in 2004, $1.55 billion in 2003 and $1.55 billion in 2002, which represent 20%, 25% and 25%, respectively, of average related mutual fund assets. The 4% decrease in mutual fund sales in 2004 compared to 2003 primarily reflects generally difficult equity market conditions in the second and third quarters of 2004. The increase in sales in 2003 principally reflects increasing demand for equity products, due to generally improved equity market conditions in the latter part of 2003.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $38.4 million in 2004, $36.1 million in 2003 and $35.9 million in 2002. General and administrative expenses increased in 2004 due primarily to higher employee-related costs.


     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES includes amortization of distribution costs that totaled $31.5 million in 2004, compared with $23.0 million in 2003 and $35.9 million in 2002. The increased amortization in 2004 was primarily due to additional mutual fund sales and amortization of the deferred commissions thereon. In 2002, amortization of deferred acquisition costs and other deferred expenses included additional amortization of $24.2 million, resulting from certain distribution costs whose carrying value exceeded projected revenue.


CAPITAL RESOURCES AND LIQUIDITY

     SHAREHOLDER'S EQUITY increased to $1.75 billion at December 31, 2004 from $1.61 billion at December 31, 2003 due to $142.5 million of net income and $49.1 million of capital contribution from Parent partially offset by a $49.1 million tax effect on a distribution of investment and a $2.5 million dividend to the Parent.

     INVESTMENTS AND CASH at December 31, 2004 totaled $7.13 billion, compared with $7.14 billion at December 31, 2003. The Company's invested assets are managed by an affiliate. The following table summarizes the Company's portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") and other investments and cash at December 31, 2004 and 2003:


                                                                 DECEMBER 31, 2004         DECEMBER 31, 2003
                                                              -----------------------   -----------------------
                                                                 FAIR      PERCENT OF      FAIR      PERCENT OF
                                                                VALUE      PORTFOLIO      VALUE      PORTFOLIO
                                                              ----------   ----------   ----------   ----------
BOND PORTFOLIO:                                                    (IN THOUSANDS, EXCEPT FOR PERCENTAGES)
U.S. government securities..................................  $   30,300       0.4%     $   24,292       0.3%
Mortgage-backed securities..................................     956,567      13.4       1,191,817      16.7
Securities of public utilities..............................     332,038       4.7         365,150       5.1
Corporate bonds and notes...................................   2,902,829      40.8       2,697,142      37.9
Redeemable preferred stocks.................................      21,550       0.3          22,175       0.3
Other debt securities.......................................     917,743      12.9       1,205,224      16.9
                                                              ----------     -----      ----------     -----
Total Bond Portfolio........................................   5,161,027      72.5       5,505,800      77.2
Mortgage loans..............................................     624,179       8.7         716,846      10.1
Common stocks...............................................       4,902       0.1             727       0.0
Cash and short-term investments.............................     201,117       2.8         133,105       1.9
Securities lending collateral...............................     883,792      12.4         514,145       7.2
Other invested assets.......................................     250,969       3.5         254,010       3.6
                                                              ----------     -----      ----------     -----
Total investments and cash..................................  $7,125,986     100.0%     $7,124,633     100.0%
                                                              ==========     =====      ==========     =====


     The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of the Bond Portfolio is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

     THE BOND PORTFOLIO, which constituted 72% of the Company's total investment portfolio at December 31, 2004, had an aggregate fair value that was $153.2 million greater than its amortized cost at December 31, 2004, compared with $154.6 million at December 31, 2003.

     At December 31, 2004, the Bond Portfolio had an aggregate fair value of $5.16 billion and an aggregate amortized cost of $5.01 billion. At December 31, 2004, the Bond Portfolio (excluding $21.6 million of redeemable preferred stocks) included $4.50 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch ("Fitch") and $638.1 million of bonds rated by the National Association of Insurance Commissioners ("NAIC") or the Company pursuant to statutory ratings guidelines established by the NAIC. At December 31, 2004, approximately $4.75 billion of the Bond Portfolio was investment grade, including $986.8 million of mortgage-backed securities ("MBS") and U.S. government/agency securities.

     At December 31, 2004, the Bond Portfolio included $386.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1% of the Company's total assets and approximately 5% of its invested assets. Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. An economic downturn could produce higher than average issuer defaults on the non-investment-grade securities, which could cause the Company's investment returns and net income to decline. At December 31, 2004, the Company's non-investment-grade bond portfolio consisted of 171 issues with no single issuer representing more than 10% of the total non-investment-grade portfolio. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial services and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

     The table below summarizes the Company's rated bonds by rating classification as of December 31, 2004.

                      RATED BONDS BY RATING CLASSIFICATION


             ISSUES RATED BY                          ISSUES NOT RATED BY
            S&P/MOODY'S/FITCH                 S&P/MOODY'S/FITCH, BY NAIC CATEGORY                      TOTAL
------------------------------------------   -------------------------------------   ------------------------------------------
S&P/MOODY'S/FITCH  AMORTIZED    ESTIMATED        NAIC       AMORTIZED   ESTIMATED    AMORTIZED    ESTIMATED    PERCENT OF TOTAL
   CATEGORY(1)        COST      FAIR VALUE   CATEGORY(2)      COST      FAIR VALUE      COST      FAIR VALUE   INVESTED ASSETS
-----------------  ----------   ----------   ------------   ---------   ----------   ----------   ----------   ----------------
                                                    (DOLLARS IN THOUSANDS)
AAA+ to A-
(Aaa to A3)
[AAA to A-]        $2,888,647   $2,964,803        1         $266,034     $270,334    $3,154,681   $3,235,137        45.40%

BBB+ to BBB-
(Baa to Baa3)
[BBB+ to BBB-]      1,203,109    1,233,692        2          276,973      284,221     1,480,082    1,517,913        21.30%

BB+ to BB-
(Bal to Ba3)
[BB+ to BB-]          133,070      138,091        3           36,371       36,462       169,441      174,553         2.45%

B+ to B-
(Bl to B3)
[B+ to B-]            129,347      140,699        4           11,600       11,524       140,947      152,223         2.14%

CCC+ to CCC-
(Caal to Caa3)
[CCC+ to CCC-]         18,954       19,353        5            7,305        6,695        26,259       26,048         0.37%

CC to D
(Ca to C)
[CC to D]               1,842        4,722        6           14,476       28,880        16,318       33,602         0.47%
                   ----------   ----------                  --------     --------    ----------   ----------
TOTAL RATED
ISSUES             $4,374,969   $4,501,360                  $612,759     $638,116    $4,987,728   $5,139,476
                   ==========   ==========                  ========     ========    ==========   ==========


Footnotes to the table of Rated Bonds by Rating Classification


(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for non-defaulted bonds plus one category 6, for bonds in or near default. These six categories correspond with the S&P/ Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $131.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.


     The valuation of invested assets involves obtaining a fair value for each security. The source for the fair value is generally from market exchanges, with the exception of non-traded securities.

     Another aspect of valuation pertains to impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. In general, a security is considered a candidate for impairment if it meets any of the following criteria:

     - Trading at a significant discount to par, amortized cost (if lower) or cost for an extended period of time;

     - The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

     - In the opinion of the Company's management, it is unlikely the Company will realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Once a security has been identified as potentially impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price.

     The Company has the ability to hold any security to its stated maturity. Therefore, the decision to sell reflects the judgment of the Company's management that the security sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflects management's judgment that the risk-discounted anticipated ultimate recovery is less than the value achieved on sale.

     As a result of these policies, the Company recorded pretax impairment writedowns of $21.1 million, $54.1 million and $57.3 million in 2004, 2003 and 2002, respectively. No individual impairment loss, net of DAC and taxes, during the year exceeded 10% of the Company's net income for the year ended December 31, 2004.

     Excluding the impairments noted above, the changes in fair value for the Company's Bond Portfolio, which constitutes the vast majority of the Company's investments, were recorded as a component of other comprehensive income in shareholder's equity as unrealized gains or losses.

     At December 31, 2004, the fair value of the Company's Bond Portfolio aggregated $5.16 billion. Of this aggregate fair value, approximately 0.03% represented securities trading at or below 75% of amortized cost. The impact of unrealized losses on net income will be further mitigated upon realization, because realization will result in current decreases in the amortization of DAC and decreases in income taxes.

     At December 31, 2004, approximately $3.91 billion, at amortized cost, of the Bond Portfolio had a fair value of $4.09 billion resulting in an aggregate unrealized gain of $180.3 million. At December 31, 2004, approximately $1.10 billion, at amortized cost, of the Bond Portfolio had a fair value of $1.07 billion resulting in an aggregate unrealized loss of $27.1 million. No single issuer accounted for more than 10% of unrealized losses. Approximately 36%, 15% and 11% of unrealized losses were from the financial services, transportation and noncyclical consumer products industries, respectively. No other industry accounted for more than 10% of unrealized losses.

     The amortized cost of the Bond Portfolio in an unrealized loss position at December 31, 2004, by contractual maturity, is shown below.


                                                              AMORTIZED COST
                                                              --------------
                                                              (IN THOUSANDS)
Due in one year or less.....................................    $   46,250
Due after one year through five years.......................       422,237
Due after five years through ten years......................       389,073
Due after ten years.........................................       243,973
                                                                ----------
Total.......................................................    $1,101,533
                                                                ==========

     The aging of the Bond Portfolio in an unrealized loss position at December 31, 2004 is shown below:

                          LESS THAN OR EQUAL TO 20%         GREATER THAN 20% TO 50%              GREATER THAN 50%
                              OF AMORTIZED COST                OF AMORTIZED COST                OF AMORTIZED COST
                       -------------------------------   ------------------------------   ------------------------------
                       AMORTIZED    UNREALIZED           AMORTIZED   UNREALIZED           AMORTIZED   UNREALIZED
MONTHS                    COST         LOSS      ITEMS     COST         LOSS      ITEMS     COST         LOSS      ITEMS
------                 ----------   ----------   -----   ---------   ----------   -----   ---------   ----------   -----
                                                            (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73     $    --     $    --       --      $ --        $  --        --
  7-12                    387,123      (6,808)     57          --          --       --        --           --        --
  >12                     171,695      (7,108)     22      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,014,636    $(18,044)    152     $17,477     $(4,046)       3      $ --        $  --        --
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Below Investment
  Grade Bonds
  0-6                  $   28,496    $ (1,806)     13     $    --     $    --       --      $452        $(292)        3
  7-12                      8,773        (489)      8          --          --       --        --           --        --
  >12                      31,699      (2,467)     11          --          --       --        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $   68,968    $ (4,762)     32     $    --     $    --       --      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Total Bonds
  0-6                  $  484,314    $ (5,934)     86     $    --     $    --       --      $452        $(292)        3
  7-12                    395,896      (7,297)     65          --          --       --        --           --        --
  >12                     203,394      (9,575)     33      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,083,604    $(22,806)    184     $17,477     $(4,046)       3      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====


                                    TOTAL
                       -------------------------------
                       AMORTIZED    UNREALIZED
MONTHS                    COST         LOSS      ITEMS
------                 ----------   ----------   -----
                           (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73
  7-12                    387,123      (6,808)     57
  >12                     189,172     (11,154)     25
                       ----------    --------     ---
  Total                $1,032,113    $(22,090)    155
                       ==========    ========     ===
Below Investment
  Grade Bonds
  0-6                  $   28,948    $ (2,098)     16
  7-12                      8,773        (489)      8
  >12                      31,699      (2,467)     11
                       ----------    --------     ---
  Total                $   69,420    $ (5,054)     35
                       ==========    ========     ===
Total Bonds
  0-6                  $  484,766    $ (6,226)     89
  7-12                    395,896      (7,297)     65
  >12                     220,871     (13,621)     36
                       ----------    --------     ---
  Total                $1,101,533    $(27,144)    190
                       ==========    ========     ===

     In 2004, the pretax realized losses incurred with respect to the sale of fixed-rate securities in the Bond Portfolio was $12.6 million. The aggregate fair value of securities sold was $140.3 million, which was approximately 92% of amortized cost. The average period of time that securities sold at a loss during 2004 were trading continuously at a price below amortized cost was approximately 21 months.

     The valuation for the Company's Bond Portfolio comes from market exchanges or dealer quotations, with the exception of non-traded securities. The Company considers non-traded securities to mean certain fixed income investments and certain structured securities. The aggregate fair value of these securities at December 31, 2004 was approximately $813.0 million. The Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale.

     For certain structured securities, the carrying value is based on an estimate of the security's future cash flows pursuant to the requirements of Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The change in carrying value is recognized in income.

     Each of these investment categories is regularly tested to determine if impairment in value exists. Various valuation techniques are used with respect to each category in this determination.

     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $277.2 million at December 31, 2004. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At December 31, 2004, Secured Loans consisted of $190.1 million of privately traded securities and $87.1 million of publicly traded securities. These Secured Loans are composed of loans to 59 borrowers spanning 10 industries, with 26%, 18%, 15%, 12% and 11% from the utilities, telecommunications, transportation, noncyclical consumer products and cyclical consumer products industries, respectively. No other industry constituted more than 10% of these assets.

     While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans.

     MORTGAGE LOANS aggregated $624.2 million at December 31, 2004 and consisted of 100 commercial first mortgage loans with an average loan balance of approximately $6.2 million, collateralized by properties located in 30 states. Approximately 32% of this portfolio was office, 17% was manufactured housing, 17% was multifamily residential, 11% was industrial, 11% was hotels, and 12% was other types. At December 31, 2004, approximately 27%, 11% and 10% of this portfolio were secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of this portfolio was secured by properties located in any other single state. At December 31, 2004, 13 mortgage loans have an outstanding balance of $10 million or more, which collectively aggregated approximately 45% of this portfolio. At December 31, 2004, approximately 42% of the mortgage loan portfolio consisted of loans with balloon payments due before January 1, 2008. During 2004 and 2003, loans delinquent by more than 90 days, foreclosed loans and structured loans have not been significant in relation to the total mortgage loan portfolio.

     Substantially all of the mortgage loan portfolio has been originated by the Company under its underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

     SECURITIES LENDING COLLATERAL totaled $883.8 million at December 31, 2004, compared to $514.1 million at December 31, 2003, and consisted of cash collateral invested in highly rated short-term securities received in connection with the Company's securities lending program. The increase in securities lending collateral in 2004 results from increased demand for securities in the Company's portfolio. Although the cash collateral is currently invested in highly rated short-term securities, the applicable collateral agreements permit the cash collateral to be invested in highly liquid short and long-term investment portfolios. At least 75% of the portfolio's short-term investments must have external issue ratings of A-1/P-1, one of the highest ratings for short-term credit quality. Long-term investments include corporate notes with maturities of five years or less and a credit rating by at least two nationally recognized statistical rating organizations ("NRSRO"), with no less than a S&P rating of A or equivalent by any other NRSRO.

     ASSET-LIABILITY MATCHING is utilized by the Company in an effort to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's Fixed-Rate Products incorporate incentives, surrender charges and/or other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had surrender penalties or other restrictions at December 31, 2004.

     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its Fixed-Rate Products and conducting its investment operations to closely match the duration and cash flows of the fixed-rate assets to that of its fixed-rate liabilities. The fixed-rate assets in the Company's asset-liability modeling include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At December 31, 2004, these assets had an aggregate fair value of $6.17 billion with an option-adjusted duration of 3.2 years. The Company's fixed-rate liabilities include Fixed Options, as well as universal life insurance, fixed annuity and GIC contracts. At December 31, 2004, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $5.54 billion with an option-adjusted duration of 3.6 years. The Company's potential exposure due to a relative 10% decrease in prevailing interest rates from its December 31, 2004 levels is a loss of approximately $0.3 million, representing an increase in fair value of its fixed-rate liabilities that is not offset by an increase in fair value of its fixed-rate assets. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

     Option-adjusted duration is a common measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5.0 years is expected to decrease in value by approximately 5%. The Company estimates the option-adjusted duration of its assets and liabilities using a number of different interest rate scenarios, assuming continuation of existing investment and interest crediting strategies, including maintaining an appropriate level of liquidity. Actual company and contract owner behaviors may be different than was assumed in the estimate of option-adjusted duration and these differences may be material.

     A significant portion of the Company's fixed annuity contracts (including the Fixed Options) has reached or is near the minimum contractual guaranteed rate (generally 3%). Continual declines in interest rates could cause the spread between the yield on the portfolio and the interest rate credited to policyholders to deteriorate.

     The Company has had the ability, limited by minimum interest rate guarantees, to respond to the generally declining interest rate environment in the last five years by lowering crediting rates in response to lower investment returns. See the earlier discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for additional information on the calculation of investment yield and net investment spread used by the Company's management as a key component in evaluating the profitability of its annuity business. The trends experienced during 2004, 2003 and 2002 in the Company's yield on average invested assets and rate of interest credited on average interest-bearing liabilities, compared to the market trend in long-term interest rates as illustrated by the average ten-year U.S. Treasury bond rate, are presented in the following table:

                                                              2004   2003   2002
                                                              ----   ----   ----
AVERAGE 10-YEAR U.S. TREASURY BOND RATE:....................  4.26%  4.01%  4.61%
AIG SunAmerica Life Assurance Company:
  Average yield on Bond Portfolio...........................  5.66   5.75   6.23
  Rate paid on average interest-bearing liabilities.........  3.71   3.71   3.93

     Since the Company's investing strategy is to hold fixed-rate assets for long-term investment, the Company's average yield tends to trail movements in the average U.S. treasury yield. For further discussion on average yield on the bond portfolio and the rate paid on average interest-bearing liabilities, see discussion on "Investment Spread."

     As a component of its asset-liability management strategy, the Company may utilize interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

     The Company seeks to enhance its spread income with dollar roll repurchase agreements ("Dollar Roll Repos"). Dollar Roll Repos involve a sale of MBS by the Company and an agreement to repurchase substantially similar MBS at a later date at an agreed upon price. No Dollar Roll Repos were outstanding at December 31, 2004. The Company also seeks to provide liquidity by investing in MBS. MBS are generally investment-grade securities collateralized by large pools of mortgage loans. MBS generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Dollar Roll Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Dollar Roll Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements are intended to hedge variable-rate assets or liabilities. The primary risk associated with MBS is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase such a security, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once such a security is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

     INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In conducting these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

     The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days. Impairment losses on securitized assets are recognized if the fair value of the security is less than its book value, and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.

     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $40.1 million of bonds at December 31, 2004, and constituted approximately 0.6% of total invested assets. At December 31, 2003, defaulted investments totaled $49.6 million of bonds, which constituted approximately 0.7% of total invested assets.

     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, reverse repurchase agreement capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows from annuity operations. At December 31, 2004, approximately $4.09 billion of the Bond Portfolio had an aggregate unrealized gain of $180.3 million, while approximately $1.07 billion of the Bond Portfolio had an aggregate unrealized loss of $27.1 million. In addition, the Company's investment portfolio currently provides approximately $44.0 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity products have been more than sufficient in amount to satisfy the Company's liquidity needs.

     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing Fixed-Rate Products to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Dollar Roll Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

     In a declining interest rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its Fixed-Rate Products. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

     If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

     Management believes that the Company's liquid assets and its net cash provided by operations will enable the Company to meet any foreseeable cash requirements for at least the next twelve months.

GUARANTEES AND OTHER COMMITMENTS

     The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195.4 million. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent, under which the Parent will share in $62.6 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service examined the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

     At December 31, 2004, the Company held reserves for GICs with maturity dates as follows: $186.5 million in 2005 and $28.8 million in 2024.

RECENTLY ISSUED ACCOUNTING STANDARDS


     In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." (For further discussion see Note 2 of Notes to Consolidated Financial Statements.)

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES

     The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations.

DIRECTORS AND OFFICERS

     Directors are elected for one year terms at the annual meeting of the shareholder. They receive no additional compensation for serving as directors. The board of directors elects executive officers to one year terms subject to removal at the board's discretion. The directors and principal officers of AIG SunAmerica Life Assurance Company (the "Company") as of March 31, 2005 are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

                                                           YEAR
                                                         ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE
NAME                       AGE      PRESENT POSITION     POSITION              WITHIN LAST FIVE YEARS               FROM-TO
----                       ---   ----------------------  --------   ---------------------------------------------  ---------
Jay S. Wintrob*..........  48    Chairman and Chief        2001     Chief Executive Officer, AIGRS, SunAmerica     2001-
                                 Executive Officer                  Life Insurance Company ("SALIC") and First     2001-
                                                                    SunAmerica Life Insurance Company ("FSA")
                                                                    President, FSA                                 2001-
                                                                    President, AIGRS                               2000-
                                                                    Chief Operating Officer, AIGRS                 1998-2000
                                                                    Vice Chairman, AIGRS (Joined AIGRS in 1987)    1995-2000
James R. Belardi*........  48    Senior Vice President     1994     President, SALIC                               2002-
                                                                    Executive Vice President, AIGRS (Joined AIGRS  1995-
                                                                    in 1986)
Marc H. Gamsin*..........  49    Senior Vice President     1999     Executive Vice President, AIGRS                2001-
                                                                    Senior Vice President, SALIC and FSA           1999-
                                                                    Executive Vice President SunAmerica            1998-
                                                                    Investments, Inc.
N. Scott Gillis*.........  51    Senior Vice President     2003     Chief Financial Officer, AIGRS, SALIC and FSA  2003-
                                 and Chief Financial                Senior Vice President, AIGRS                   2002-
                                 Officer                            Controller, AIGRS                              2000-
                                                                    Vice President, AIGRS (Joined AIGRS in 1985)   1998-2002
Jana W. Greer*...........  53    President                 2002     Executive Vice President, AIGRS                2001-
                                                                    President, SunAmerica Retirement Markets,      1996-
                                                                    Inc.                                           1994-
                                                                    Senior Vice President, SALIC and FSA           1992-2000
                                                                    Senior Vice President, AIGRS (Joined AIGRS in
                                                                    1974)
Michael J. Akers.........  55    Senior Vice President     2003     Chief Actuary, AIGRS                           2003-
                                                                    Senior Vice President, SALIC and FSA           2003-
                                                                    Senior Vice President, AIGRS                   2002-
                                                                    Senior Vice President and Chief Actuary, The   1999-2002
                                                                    Variable Annuity Life Insurance Company
Christine A. Nixon.......  40    Senior Vice President,    2003     Senior Vice President, General Counsel and     2003-
                                 General Counsel and                Secretary, SALIC and FSA
                                 Secretary                          Chief Compliance Officer, AIGRS                2003
                                                                    Secretary and Deputy Chief Legal Counsel,      2002-
                                                                    AIGRS                                          2000-
                                                                    Vice President, AIGRS (Joined AIGRS in 1993)   1997-2000
                                                                    Associate General Counsel, AIGRS
Gregory M. Outcalt.......  42    Senior Vice President     2000     Vice President, SunAmerica Investments, Inc.   2002-
                                                                    Senior Vice President, SALIC and FSA (Joined   2000-
                                                                    AIGRS in 1986)


                           DIRECTOR
NAME                        SINCE
----                       --------
Jay S. Wintrob*..........    1990
James R. Belardi*........    1990
Marc H. Gamsin*..........    2000
N. Scott Gillis*.........    2000
Jana W. Greer*...........    1993
Michael J. Akers.........      --
Christine A. Nixon.......      --
Gregory M. Outcalt.......      --

                                                           YEAR
                                                         ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE
NAME                       AGE      PRESENT POSITION     POSITION              WITHIN LAST FIVE YEARS               FROM-TO
----                       ---   ----------------------  --------   ---------------------------------------------  ---------
Stewart Polakov..........  45    Senior Vice President     2003     Senior Vice President and Controller, FSA and  2003-
                                 and Controller                     SALIC
                                                                    Vice President, SALIC and FSA (Joined AIGRS    1997-2003
                                                                    in 1991)
Edwin R. Raquel..........  47    Senior Vice President     1995     Senior Vice President and Chief Actuary,       1995-
                                 and Chief Actuary                  SALIC and FSA (Joined AIGRS in 1990)
Mallary L. Reznik........  36    Vice President            2005     Vice President, FSA                            2005-
                                                                    Associate General Counsel, AIGRS               1998-
Stephen J. Stone.........  46    Vice President            2005     Vice President, FSA                            2005-
                                                                    Senior Portfolio Manager, Allstate Insurance   1989-2004
                                                                    Company
Edward T. Texeria........  40    Vice President            2003     Vice President, SALIC and FSA                  2003-
                                                                    Assistant Controller, AIGRS                    2003-
                                                                    Assistant Controller, SALIC and FSA            2000-2003
                                                                    Senior Manager, Assurance and Advisory         1994-2000
                                                                    Business Services, Ernst & Young LLP


                           DIRECTOR
NAME                        SINCE
----                       --------
Stewart Polakov..........      --
Edwin R. Raquel..........      --
Mallary L. Reznik........      --
Stephen J. Stone.........      --
Edward T. Texeria........      --


---------------

* Also serves as a director

     The Company does not have an audit committee and relies on the Audit Committee of the Board of Directors of AIG.

EXECUTIVE COMPENSATION

     The Company's executive officers provide services for the Company, its subsidiaries and, for certain officers, its affiliates. Allocations have been made to the Company and its subsidiaries based upon each individual's time devoted to his or her duties for the Company and its subsidiaries. All compensation information provided under this Item 11 is based on these allocations.

     The following table sets forth allocable compensation awarded to, earned by or paid to the Company's chief executive officer and four other most highly compensated executive officers for the years ended December 31, 2004, 2003 and 2002:

                           SUMMARY COMPENSATION TABLE


                                                                          LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION           ---------------------------
                                   ----------------------------------     SECURITIES
NAME AND                                                 OTHER ANNUAL     UNDERLYING        LTIP         ALL OTHER      SICO LTIP
PRINCIPAL POSITION          YEAR    SALARY    BONUS(1)   COMPENSATION   OPTIONS (#)(2)   PAYOUTS(3)   COMPENSATION(4)   AWARDS(5)
------------------          ----   --------   --------   ------------   --------------   ----------   ---------------   ---------
Jay S. Wintrob............  2004   $ 84,500   $104,000     $21,580           6,500        $194,526      $    5,068      $341,484
  Chief Executive Officer   2003     86,125     71,500      18,330          10,400         183,365           3,041            --
                            2002    316,050    215,600      56,840          19,600         719,992       2,467,413       907,088
Jana W. Greer.............  2004    329,648    517,634          --           6,762         417,973          18,109       695,051
  President                 2003    318,000    371,353          --          10,560         327,366          17,208            --
                            2002    220,789    111,250          --           4,005         363,902       2,014,889       556,054
Peter A. Harbeck..........  2004    254,567    442,500          --           7,500         364,920          14,475       531,927
  President & Chief
  Executive                 2003    331,250    390,000          --          13,000         389,782          18,950            --
  Officer, Asset
  Management                2002    223,269    160,000      50,000           6,500         444,581       1,512,950       590,070
N. Scott Gillis...........  2004     69,863     65,138          --           1,782          36,437           5,360       170,217
  Senior Vice President
  and                       2003     69,317     58,050          --           3,240          24,726           6,448            --
  Chief Financial Officer   2002     61,027     71,750          --           2,460          49,230         169,465       104,361
Christine A. Nixon........  2004     92,250     50,840          --           2,009          20,997           7,558        64,619
  Senior Vice President,
  General                   2003     89,038     39,600          --           3,600          15,860           7,889            --
  Counsel and Secretary     2002     46,142     27,900          --           1,395          14,839          65,863        57,387


---------------

(1) Amounts represent year-end and bonuses paid quarterly pursuant to a quarterly bonus program sponsored by AIG and marketing incentives.

(2) Amounts represent the number of shares of common stock of AIG subject to options granted during the year indicated.

(3) Amounts shown represent payments under the Company's 2000 and 2001 Five-Year Deferred Bonus Plans. Awards were granted under these plans in 2000 and 2001 and additional grants are not anticipated. Each award pays out in 20% installments over five years of continued employment. The last installment is to be paid in 2006.

(4) Amounts shown primarily represent Company matching contributions under the 401(k) Plan and the Executive Savings Plan. Additionally, the 2002 amounts shown for Mr. Wintrob, Ms. Greer, Mr. Harbeck, Mr. Gillis and Ms. Nixon include allocated retention bonuses awarded in connection with the acquisition of SunAmerica Inc. by AIG consummated on January 1, 1999.

(5) The SICO LTIP awards were granted by Starr International Company, Inc. pursuant to its Deferred Compensation Profit Participation Plan (the "SICO Plan").

     The following table summarizes certain information with respect to the allocable portion of grants of options to purchase AIG common stock which were granted during 2004 to the individuals named in the Summary Compensation Table.

                             OPTION GRANTS IN 2004

                                                                                                     POTENTIAL REALIZABLE VALUE*
                                                           PERCENTAGE OF                              AT ASSUMED ANNUAL RATES OF
                                              NUMBER OF    TOTAL OPTIONS                                STOCK APPRECIATION FOR
                                              SECURITIES   GRANTED TO AIG   EXERCISE                         OPTION TERM
                                  DATE OF     UNDERLYING     EMPLOYEES      PRICE PER   EXPIRATION   ----------------------------
NAME                               GRANT      OPTIONS(1)   DURING 2004(2)     SHARE        DATE      5 PERCENT(3)   10 PERCENT(4)
----                             ----------   ----------   --------------   ---------   ----------   ------------   -------------
Jay S. Wintrob.................  12/16/2004     6,500           0.19%        $64.47      12/16/14      $263,510       $667,875
Jana W. Greer..................  12/16/2004     6,762           0.20%         64.47      12/16/14       274,131        694,795
Peter A. Harbeck...............  12/16/2004     7,500           0.22%         64.47      12/16/14       304,050        770,625
N. Scott Gillis................  12/16/2004     1,782           0.05%         64.47      12/16/14        72,242        183,101
Christine A. Nixon.............  12/16/2004     2,009           0.06%         64.47      12/16/14        81,445        206,425

---------------

 * Options would have no realizable value if there were no appreciation or if there were depreciation from the price at which options were granted.

(1) All options relate to shares of common stock of AIG and were granted pursuant to AIG's Amended and Restated 1999 Stock Option Plan at an exercise price equal to the fair market value of such stock at the date of grant. The option grants in 2004 provide that 25 percent of the options granted on any date become exercisable on each anniversary date in each of the successive four years and expire ten years from the date of grant.

(2) It is impractical to determine the percent the grant represents of total options granted to the Company's employees, since the Company has no employees. The percentage is provided with regard to options granted to employees of AIG and its subsidiaries.

(3) The appreciated price per share at 5 percent is $105.01 per share.

(4) The appreciated price per share at 10 percent is $167.22 per share.

     The following table summarizes certain information with respect to the allocable exercise of options to purchase AIG common stock during 2004 by the individuals named in the Summary Compensation Table and the allocable unexercised options to purchase AIG common stock held by such individuals at December 31, 2004 based on the allocations described above.


      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2004


                      AND DECEMBER 31, 2004 OPTION VALUES


                                                                                 NUMBER OF
                                                                           SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                              SHARES                         DECEMBER 31, 2004           DECEMBER 31, 2004(2)
                                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                                         EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                        -----------   -----------   -----------   -------------   -----------   -------------
Jay S. Wintrob............................    21,101      $1,368,055       95,143        21,288       $ 4,474,328      $98,683
Jana W. Greer.............................    53,023       3,315,702      259,354        61,642        11,565,498       87,719
Peter A. Harbeck..........................    14,428         710,616       57,373        45,471         1,464,499       94,203
N. Scott Gillis...........................     1,144          50,969       12,170         8,937           275,270       30,452
Christine A. Nixon........................     3,549         203,628       12,983         9,364           377,754       34,657


---------------

(1) Aggregate market value on date of exercise (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

(2) Aggregate market value on December 31, 2004 (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

     The following table summarizes certain information with respect to benefits granted under the SICO Plan which were granted during 2002 (with respect to the 2003-2004 period) to the individuals named in the Summary Compensation Table.


                       SICO LONG-TERM INCENTIVE PLANS(1)


                                                               NUMBER    UNIT AWARD      ESTIMATED
NAME                                                          OF UNITS     PERIOD      FUTURE PAYOUTS
----                                                          --------   ----------   ----------------
Jay S. Wintrob..............................................    325      Two years        5,200 shares
Jana W. Greer...............................................    882      Two years       10,584 shares
Peter A. Harbeck............................................    675      Two years        8,100 shares
N. Scott Gillis.............................................    216      Two years        2,592 shares
Christine A. Nixon..........................................    123      Two years          984 shares

---------------

(1) Awards represent grants of units under the SICO Plan with respect to the two-year period from January 1, 2003 through December 31, 2004. The SICO Plan contains neither threshold amounts nor maximum payout limitations. The number of shares of AIG common stock, if any, allocated to a unit for the benefit of a participant in the SICO Plan is primarily dependent upon two factors: the growth in future earnings of AIG during the unit award period and the book value of AIG at the end of the award period. Prior to earning the right to payout, the participant is not entitled to any equity interest with respect to such shares, and the shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age other than by death or disability.

EMPLOYEE BENEFIT PLANS

     The Company participates in several employee benefit plans sponsored by AIG.

     RETIREMENT PLANS: The American International Group, Inc. Retirement Plan (the "AIG Plan") is a non-contributory, qualified, defined benefit plan. For employees of AIGRS and its subsidiaries, the formula equals .925% times Average Final Compensation (defined as the average annual compensation, which includes base pay and sales commissions, subject to limitations for certain highly compensated employees imposed by law, during the three consecutive years in the last ten years of credited service affording the highest such average) up to 150% of the employee's "covered compensation" (the average of the Social Security Wage Bases during the 35 years preceding the Social Security retirement age), plus 1.425% times Average Final Compensation in excess of 150% of the employee's "covered compensation" times years of credited service up to 35 years; plus 1.425% times Average Final Compensation times years of credited service in excess of 35 years but limited to 44 years.

     AIG also has in place the AIG Excess Retirement Income Plan ("AIG Excess Plan") for employees participating in the AIG Plan whose benefits under the AIG Plan are limited by applicable tax laws. The AIG Excess Plan provides benefits in excess of the AIG Plan benefits determined as if the benefit under the AIG Plan has been calculated without the limitations imposed by applicable tax laws. The AIG Excess Plan is a nonqualified, unfunded plan.

     AIG also has approved a Supplemental Executive Retirement Plan ("AIG SERP") which provides annual benefits to certain employees of AIGRS and its subsidiaries, not to exceed 60% of Average Final Compensation, that accrue at a rate of 2.4% of Average Final Compensation for each year of service or fraction thereof for each full month of active employment. The benefit payable under the AIG SERP is reduced by payments from the AIG Plan, the AIG Excess Plan, Social Security and any payments from a qualified pension plan of a prior employer.

     Annual amounts of normal retirement pension commencing at normal retirement age of 65 based upon Average Final Compensation and credited service under the AIG Plan and the AIG Excess Plan are illustrated in the following table:

                       ESTIMATED ANNUAL PENSION AT AGE 65

AVERAGE FINAL
COMPENSATION    10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS    40 YEARS
-------------   --------   --------   --------   --------   --------   --------   ----------
 $  125,000     $ 14,341   $ 21,512   $ 28,682   $ 35,853   $ 43,024   $ 50,194   $   59,100
 $  150,000       17,904     26,856     35,807     44,759     53,711     62,663       73,350
 $  175,000       21,466     32,199     42,932     53,666     64,399     75,132       87,600
 $  200,000       25,029     37,543     50,057     62,572     75,086     87,600      101,850
 $  225,000       28,591     42,887     57,182     71,478     85,774    100,069      116,100
 $  250,000       32,154     48,231     64,307     80,384     96,461    112,538      130,350
 $  300,000       39,279     58,918     78,557     98,197    117,836    137,475      158,850
 $  375,000       49,966     74,949     99,932    124,916    149,899    174,882      201,600
 $  400,000       53,529     80,293    107,057    133,822    160,586    187,350      215,850
 $  500,000       67,779    101,668    135,557    169,447    203,336    237,225      272,850
 $  750,000      103,404    155,106    206,807    258,509    310,211    361,913      415,350
 $1,000,000      139,029    208,543    278,057    347,572    417,086    486,600      557,850
 $1,200,000      167,529    251,293    335,057    418,822    502,586    586,350      671,850
 $1,400,000      196,029    294,043    392,057    490,072    588,086    686,100      785,850
 $1,600,000      224,529    336,793    449,057    561,322    673,586    785,850      899,850
 $1,800,000      253,029    379,543    506,057    632,572    759,086    885,600    1,013,850
 $2,000,000      281,529    422,293    563,057    703,822    844,586    985,350    1,127,850


     Each of the individuals named in the Summary Compensation Table have 2.0 years of credited service (under both plans) through December 31, 2004. Pensionable salary includes the regular salary paid by AIG and its subsidiaries and does not include amounts attributable to supplementary bonuses or overtime pay. For such named individuals, pensionable salary allocable to the Company during 2004 was as follows: Mr. Wintrob - $84,500; Ms. Greer - $329,648; Mr. Harbeck - $339,423; Mr. Gillis - $69,863; and Ms. Nixon - $92,250.


     Employees of AIGRS and its subsidiaries participate in the American International Group, Inc. Incentive Savings Plan (the "Incentive Savings Plan"), a 401(k) plan established by AIG which includes salary reduction contributions by employees and matching contributions. Matching contributions vary based on the number of years the employee has been employed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of the Company does not have a Compensation Committee. Compensation decisions regarding the Chief Executive Officer are made by AIG. Compensation decisions regarding other executive officers are made by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company is an indirect wholly owned subsidiary of American International Group, Inc.

     The number of shares of AIG common stock beneficially owned as of January 31, 2005, by directors, executive officers named in the Summary Compensation Table (as set forth in Item 11) and directors and executive officers as a group were as follows:


                                                                 AIG COMMON STOCK
                                                               --------------------
                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
DIRECTOR OR EXECUTIVE OFFICER                                      (1)(2)(3)(5)
-----------------------------                                  --------------------
Jay S. Wintrob(4)...........................................        2,087,506
James R. Belardi............................................          861,222
Marc H. Gamsin..............................................          140,616
N. Scott Gillis.............................................           47,439
Jana W. Greer...............................................          304,877
Peter A. Harbeck............................................          132,846
Christine A. Nixon..........................................           33,003
All Directors and Executive Officers as a Group.............        3,607,509

---------------

(1) The number of shares of AIG common stock owned by each individual and by all directors and executive officers as a group represents less than 1% of the outstanding shares of AIG common stock.


(2) The number of shares of AIG common stock shown includes shares with respect to which the individual shares voting and investment power as follows: Mr. Belardi - 237 shares with his spouse; Ms. Greer - 39,105 shares with co-trustee.



(3) The number of shares of AIG common stock shown includes shares subject to options which may be exercised within 60 days as follows: Mr.
    Wintrob - 741,870; Mr. Belardi - 305,397; Ms. Greer - 265,772; Mr.
    Gillis - 46,575; Mr. Gamsin - 140,216; Mr. Harbeck - 78,122; Ms.
    Nixon - 32,790; and all directors and executive officers as a group - 1,610,742.


(4) Mr. Wintrob holds equity securities of C.V. Starr & Co., Inc. of 750 shares of Common Stock and 3,750 shares of various series of Preferred Stock.


(5) The number of shares of AIG common stock shown excludes the following shares owned by members of the named individual's immediate family as to which such individual has disclaimed beneficial ownership: Mr. Wintrob - 4,009 shares held by various family members.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     During 2004, the Company paid cash dividends to its shareholder aggregating $2.5 million and received a capital contribution of 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). This capital contribution increased the Company's equity by $150,653,000.


     Beginning in 2004, the Company and its subsidiaries are included in the consolidated federal income tax return of its ultimate parent, AIG. The Company is a party to a written agreement (the "Tax Sharing Agreement") with AIG setting forth the manner in which the total consolidated U.S. Federal income tax is allocated to each entity that joins in the consolidated return. The Tax Sharing Agreement provides that AIG agrees not to charge us a greater portion of the consolidated tax liability than would have been paid by us had the Company filed a separate federal income tax return. Additionally, AIG agrees to reimburse the Company for any tax benefits arising out of net losses or tax credits, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which such losses or tax credits are utilized by AIG.

     The Company paid commissions totaling $60,674,000 in 2004 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23% of deposits in 2004. Of the Company's mutual fund sales, approximately 25% were distributed by these affiliated broker-dealers in 2004.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000 in 2004 and are net of certain administrative costs incurred by VALIC of $2,593,000.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from the Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 in 2004.

     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000 in 2004. Additionally, the Company incurred $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program for 2004.

FINANCIAL STATEMENTS

     The consolidated financial statements of AIG SunAmerica Life Assurance Company which are included in this prospectus should be considered only as bearing on the ability AIG SunAmerica Life to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death and other living benefits and our assumption of the mortality and expense risks and the risks that withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of

AIG SunAmerica Life Assurance Company:


     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET


                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
Assets
Investments and cash:
  Cash and short-term investments...........................  $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)..............    5,161,027      5,505,800
  Mortgage loans............................................      624,179        716,846
  Policy loans..............................................      185,958        200,232
  Mutual funds..............................................        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635).....        4,902            727
  Real estate...............................................       20,091         22,166
  Securities lending collateral.............................      883,792        514,145
  Other invested assets.....................................       38,789         10,453
                                                              -----------    -----------
  Total investments and cash................................    7,125,986      7,124,633
Variable annuity assets held in separate accounts...........   22,612,451     19,178,796
Accrued investment income...................................       73,769         74,647
Deferred acquisition costs..................................    1,349,089      1,268,621
Other deferred expenses.....................................      257,781        236,707
Income taxes currently receivable from Parent...............        9,945         15,455
Receivable from brokers for sales of securities.............          161             --
Goodwill....................................................       14,038         14,038
Other assets................................................       52,795         58,830
                                                              -----------    -----------
Total Assets................................................  $31,496,015    $27,971,727
                                                              ===========    ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
Liabilities and Shareholder's Equity
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts.......................................  $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts...........    1,535,905      1,609,233
  Reserves for guaranteed investment contracts..............      215,331        218,032
  Reserves for guaranteed benefits..........................       76,949         12,022
  Securities lending payable................................      883,792        514,145
  Due to affiliates.........................................       21,655         19,289
  Payable to brokers........................................           --          1,140
  Other liabilities.........................................      190,198        247,435
                                                              -----------    -----------
  Total reserves, payables and accrued liabilities..........    6,871,988      6,895,625
Variable annuity liabilities related to separate accounts...   22,612,451     19,178,796
Subordinated notes payable to affiliates....................           --         40,960
Deferred income taxes.......................................      257,532        242,556
                                                              -----------    -----------
Total liabilities...........................................   29,741,971     26,357,937
                                                              -----------    -----------
Shareholder's equity:
  Common stock..............................................        3,511          3,511
  Additional paid-in capital................................      758,346        709,246
  Retained earnings.........................................      919,612        828,423
  Accumulated other comprehensive income....................       72,575         72,610
                                                              -----------    -----------
  Total shareholder's equity................................    1,754,044      1,613,790
                                                              -----------    -----------
Total Liabilities and Shareholder's Equity..................  $31,496,015    $27,971,727
                                                              ===========    ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

           CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2004       2003       2002
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
Revenues:
  Fee income:
    Variable annuity policy fees, net of reinsurance........  $369,141   $281,359   $286,919
    Asset management fees...................................    89,569     66,663     66,423
    Universal life insurance fees, net of reinsurance.......    33,899     35,816     36,253
    Surrender charges.......................................    26,219     27,733     32,507
    Other fees..............................................    15,753     15,520     21,900
                                                              --------   --------   --------
      Total fee income......................................   534,581    427,091    444,002
Investment income...........................................   363,594    402,923    387,355
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)
                                                              --------   --------   --------
Total revenues..............................................   874,368    799,660    765,546
                                                              ========   ========   ========
Benefits and Expenses:
Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................   140,889    153,636    142,973
  Universal life insurance contracts........................    73,745     76,415     80,021
  Guaranteed investment contracts...........................     6,034      7,534     11,267
  Subordinated notes payable to affiliates..................     2,081      2,628      3,868
                                                              --------   --------   --------
Total interest expense......................................   222,749    240,213    238,129
Amortization of bonus interest..............................    10,357     19,776     16,277
General and administrative expenses.........................   131,612    119,093    115,210
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484
Annual commissions..........................................    64,323     55,661     58,389
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492
                                                              --------   --------   --------
Total benefits and expenses.................................   662,867    675,883    733,697
                                                              ========   ========   ========
Pretax Income Before Cumulative Effect of Accounting
  Change....................................................   211,501    123,777     31,849
Income tax expense..........................................     6,410     30,247        160
                                                              --------   --------   --------
Net Income Before Cumulative Effect of Accounting Change....   205,091     93,530     31,689
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --
                                                              --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689
                                                              ========   ========   ========
Other Comprehensive Income (Loss),
  Net of Tax:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the current
    period less related amortization of deferred acquisition
    costs and other deferred expenses.......................  $(20,487)  $ 67,125   $ 20,358
  Less reclassification adjustment for net realized losses
    included in net income..................................    19,263     19,194     52,285
  Net unrealized gains (losses) on foreign currency.........     1,170         --         --
  Change related to cash flow hedges........................        --         --     (2,218)
  Income tax (benefit) expense..............................        19    (30,213)   (24,649)
                                                              --------   --------   --------
Other Comprehensive Income (Loss)...........................       (35)    56,106     45,776
                                                              --------   --------   --------
Comprehensive Income........................................  $142,467   $149,636   $ 77,465
                                                              ========   ========   ========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                2004         2003          2002
                                                              ---------   -----------   -----------
                                                                         (IN THOUSANDS)
Cash Flow from Operating Activities:
Net income..................................................  $ 142,502   $    93,530   $    31,689
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax........     62,589            --            --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity
     contracts..............................................    140,889       153,636       142,973
    Universal life insurance contracts......................     73,745        76,415        80,021
    Guaranteed investment contracts.........................      6,034         7,534        11,267
  Net realized investment losses............................     23,807        30,354        65,811
  Accretion of net discounts on investments.................     (1,277)       (9,378)       (2,412)
  Loss on other invested assets.............................        572         2,859         3,932
  Amortization of deferred acquisition costs and other
    expenses................................................    168,007       179,882       238,761
  Acquisition costs deferred................................   (246,033)     (212,251)     (204,833)
  Other expenses deferred...................................    (62,906)      (70,158)      (77,602)
  Depreciation of fixed assets..............................      1,619         1,718           860
  Provision for deferred income taxes.......................     49,337      (129,591)      106,044
  Change in:
    Accrued investment income...............................        878           679        13,907
    Other assets............................................      4,416       (12,349)        4,736
    Income taxes currently payable to/receivable from
     Parent.................................................      5,157       148,898       (43,629)
    Due from/to affiliates..................................      2,366       (36,841)       (7,743)
    Other liabilities.......................................      7,485        10,697        (7,143)
  Other, net................................................      2,284        14,885        10,877
                                                              ---------   -----------   -----------
Net Cash Provided by Operating Activities...................    381,471       250,519       367,516
                                                              ---------   -----------   -----------
Cash Flows from Investing Activities:
Purchases of:
  Bonds, notes and redeemable preferred stocks..............   (964,705)   (2,078,310)   (2,403,362)
  Mortgage loans............................................    (31,502)      (44,247)     (128,764)
  Other investments, excluding short-term investments.......    (33,235)      (20,266)      (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks..............    383,695     1,190,299       849,022
  Other investments, excluding short-term investments.......     22,283        12,835           825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks..............    898,682       994,014       615,798
  Mortgage loans............................................    125,475        67,506        82,825
  Other investments, excluding short-term investments.......     10,915        72,970       114,347
                                                              ---------   -----------   -----------
Net Cash Provided By (Used in) Investing Activities.........  $ 411,608   $   194,801   $  (934,493)
                                                              =========   ===========   ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                                     YEARS ENDED DECEMBER 31,
                                                              --------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
Cash Flow from Financing Activities:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................  $ 1,360,319   $ 1,553,000   $1,731,597
  Universal life insurance contracts........................       45,183        45,657       49,402
Net exchanges from the fixed accounts of variable annuity
  contracts.................................................   (1,332,240)   (1,108,030)    (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (458,052)     (464,332)    (529,466)
  Universal life insurance contracts........................      (69,185)      (61,039)     (68,444)
  Guaranteed investment contracts...........................       (8,614)     (148,719)    (135,084)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (108,691)     (109,412)     (98,570)
  Universal life insurance contracts........................     (105,489)     (111,380)    (100,995)
Net receipt from (repayments of) other short-term
  financings................................................      (41,060)       14,000           --
Net payment related to a modified coinsurance transaction...       (4,738)      (26,655)     (30,282)
Capital contribution received from Parent...................           --            --      200,000
Dividends paid to Parent....................................       (2,500)      (12,187)     (10,000)
                                                              -----------   -----------   ----------
Net Cash (Used in) Provided by Financing Activities.........     (725,067)     (429,097)     504,937
                                                              -----------   -----------   ----------
Net Increase (Decrease) in Cash and Short-term
  Investments...............................................       68,012        16,223      (62,040)
Cash and Short-term Investments at Beginning of Period......      133,105       116,882      178,922
                                                              -----------   -----------   ----------
Cash and Short-term Investments at End of Period............  $   201,117   $   133,105   $  116,882
                                                              ===========   ===========   ==========
Supplemental Cash Flow Formation:
Interest paid on indebtedness...............................  $     2,081   $     2,628   $    3,868
                                                              ===========   ===========   ==========
Net income taxes (received) paid to Parent..................  $   (47,749)  $    10,989   $    5,856
                                                              ===========   ===========   ==========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

    AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

    The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.


    Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.


    SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

    The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.


    Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

    INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

    Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

    Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

    Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.


    Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.


    Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

    The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31, 2004, 2003 and
    2002.

    DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.

    Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

    Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

    The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

    DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

    DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

    The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10%

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

    As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

    The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.


    OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.


    The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

    The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.


    VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.


    GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.


    RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICS: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97,

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.


    RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.



    FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.


    INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

    RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

3.  INVESTMENTS

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................  $   28,443   $   30,300
    Mortgage-backed securities..................................     926,274      956,567
    Securities of public utilities..............................     321,381      332,038
    Corporate bonds and notes...................................   2,797,943    2,902,829
    Redeemable preferred stocks.................................      20,140       21,550
    Other debt securities.......................................     913,687      917,743
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)



                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................  $   22,393   $   24,292
    Mortgage-backed securities..................................   1,148,452    1,191,817
    Securities of public utilities..............................     352,998      365,150
    Corporate bonds and notes...................................   2,590,254    2,697,142
    Redeemable preferred stocks.................................      21,515       22,175
    Other debt securities.......................................   1,215,571    1,205,224
                                                                  ----------   ----------
      Total.....................................................  $5,351,183   $5,505,800
                                                                  ==========   ==========


    At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

    At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

    At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

    As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

    The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

    At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

    At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    Due in one year or less.....................................  $  278,939   $  281,954
    Due after one year through five years.......................   2,076,145    2,138,574
    Due after five years through ten years......................   1,299,345    1,339,499
    Due after ten years.........................................     427,165      444,433
    Mortgage-backed securities..................................     926,274      956,567
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========


    Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)

    Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:


                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................   $  1,857     $     --
    Mortgage-backed securities..................................     32,678       (2,385)
    Securities of public utilities..............................     11,418         (761)
    Corporate bonds and notes...................................    118,069      (13,183)
    Redeemable preferred stocks.................................      1,410           --
    Other debt securities.......................................     14,871      (10,815)
                                                                   --------     --------
      Total.....................................................   $180,303     $(27,144)
                                                                   ========     ========



                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................   $  1,898     $     --
    Mortgage-backed securities..................................     46,346       (2,980)
    Securities of public utilities..............................     13,467       (1,315)
    Corporate bonds and notes...................................    127,996      (21,108)
    Redeemable preferred stocks.................................        660           --
    Other debt securities.......................................     24,366      (34,713)
                                                                   --------     --------
      Total.....................................................   $214,733     $(60,116)
                                                                   ========     ========


    Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

    The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003.


                                       LESS THAN 12 MONTHS              12 MONTHS OR MORE                      TOTAL
                                  -----------------------------   -----------------------------   -------------------------------
                                    FAIR     UNREALIZED             FAIR     UNREALIZED              FAIR      UNREALIZED
                                   VALUE        LOSS      ITEMS    VALUE        LOSS      ITEMS     VALUE         LOSS      ITEMS
                                  --------   ----------   -----   --------   ----------   -----   ----------   ----------   -----
                                                                      (DOLLARS IN THOUSANDS)
    December 31, 2004
    Mortgage-backed
      securities...............   $125,589    $ (1,282)     23    $ 40,275    $ (1,103)     9     $  165,864    $ (2,385)     32
    Securities of public
      utilities................     46,249        (761)      9           0           0      0         46,249        (761)      9
    Corporate bonds and
      notes....................    487,923      (7,418)     86      87,194      (5,765)    15        575,117     (13,183)    101
    Other debt securities......    207,378      (4,062)     36      79,782      (6,753)    12        287,160     (10,815)     48
                                  --------    --------     ---    --------    --------     --     ----------    --------     ---
      Total....................   $867,139    $(13,523)    154    $207,251    $(13,621)    36     $1,074,390    $(27,144)    190
                                  ========    ========     ===    ========    ========     ==     ==========    ========     ===

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)


                                          LESS THAN 12 MONTHS             12 MONTHS OR MORE                     TOTAL
                                     -----------------------------   ----------------------------   -----------------------------
                                       FAIR     UNREALIZED            FAIR     UNREALIZED             FAIR     UNREALIZED
                                      VALUE        LOSS      ITEMS    VALUE       LOSS      ITEMS    VALUE        LOSS      ITEMS
                                     --------   ----------   -----   -------   ----------   -----   --------   ----------   -----
    December 31, 2003
    Mortgage-backed securities.....  $180,559    $ (2,882)     49    $13,080    $   (98)      6     $193,639    $ (2,980)     55
    Securities of public
      utilities....................    67,626      (1,315)      8         --         --      --       67,626      (1,315)      8
    Corporate bonds and notes......   276,373     (17,086)     54     30,383     (4,022)      5      306,756     (21,108)     59
    Other debt securities..........   302,230     (33,951)     54     41,523       (762)      5      343,753     (34,713)     59
                                     --------    --------     ---    -------    -------      --     --------    --------     ---
      Total........................  $826,788    $(55,234)    165    $84,986    $(4,882)     16     $911,774    $(60,116)    181
                                     ========    ========     ===    =======    =======      ==     ========    ========     ===

    Realized investment gains and losses on sales of investments are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Bonds, Notes and Redeemable Preferred Stocks:
      Realized gains............................................  $ 12,240   $ 30,896   $ 25,013
      Realized losses...........................................   (12,623)   (11,818)   (32,865)
    Common Stocks:
      Realized gains............................................         5        561         --
      Realized losses...........................................      (247)      (117)      (169)


    The sources and related amounts of investment income are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Short-term investments......................................  $  2,483   $  1,363   $  5,447
    Bonds, notes and redeemable preferred stocks................   293,258    321,493    305,480
    Mortgage loans..............................................    50,825     53,951     55,417
    Partnerships................................................       417       (478)    12,344
    Policy loans................................................    17,130     15,925     18,796
    Real estate.................................................      (202)      (331)      (276)
    Other invested assets.......................................     2,149     13,308     (7,496)
    Less: investment expenses...................................    (2,466)    (2,308)    (2,357)
                                                                  --------   --------   --------
      Total investment income...................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========


    Investment income was attributable to the following products:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Fixed annuity contracts.....................................  $ 34,135   $ 37,762   $ 41,856
    Variable annuity contracts..................................   222,660    239,863    201,766
    Guaranteed investment contracts.............................    13,191     20,660     28,056
    Universal life insurance contracts..........................    92,645    100,019    105,878
    Asset management............................................       963      4,619      9,799
                                                                  --------   --------   --------
      Total.....................................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========


4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

    The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

    BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

    MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

    POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

    MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

    COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

    PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

    VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.


    RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
    CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.


    RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

    SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

    VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

    SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:


                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2004:
    Assets:
      Cash and short-term investments...........................  $   201,117   $   201,117
      Bonds, notes and redeemable preferred stocks..............    5,161,027     5,161,027
      Mortgage loans............................................      624,179       657,828
      Policy loans..............................................      185,958       185,958
      Mutual funds..............................................        6,131         6,131
      Common stocks.............................................        4,902         4,902
      Partnerships..............................................        1,084         1,084
      Securities lending collateral.............................      883,792       883,792
      Put options hedging guaranteed benefits...................       37,705        37,705
      Variable annuity assets held in separate accounts.........   22,612,451    22,612,451
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 3,948,158   $ 3,943,265
      Reserves for guaranteed investment contracts..............      215,331       219,230
      Securities lending payable................................      883,792       883,792
      Variable annuity liabilities related to separate
        accounts................................................   22,612,451    22,612,451



                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2003:
    Assets:
      Cash and short-term investments...........................  $   133,105   $   133,105
      Bonds, notes and redeemable preferred stocks..............    5,505,800     5,505,800
      Mortgage loans............................................      716,846       774,758
      Policy loans..............................................      200,232       200,232
      Mutual funds..............................................       21,159        21,159
      Common stocks.............................................          727           727
      Partnerships..............................................        1,312         1,685
      Securities lending collateral.............................      514,145       514,145
      Put options hedging guaranteed benefits...................        9,141         9,141
      Variable annuity assets held in separate accounts.........   19,178,796    19,178,796
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 4,274,329   $ 4,225,329
      Reserves for guaranteed investment contracts..............      218,032       223,553
      Securities lending payable................................      514,145       514,145
      Variable annuity liabilities related to separate
        accounts................................................   19,178,796    19,178,796
      Subordinated note payable to affiliate....................       40,960        40,960

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

5.  DEFERRED ACQUISITION COSTS

    The following table summarizes the activity in deferred acquisition costs:


                                                                  YEARS ENDED DECEMBER 31,
                                                                  -------------------------
                                                                     2004          2003
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    Balance at beginning of year................................  $1,268,621    $1,224,101
    Acquisition costs deferred..................................     246,033       212,250
    Effect of net unrealized gains (losses) on securities.......         267       (30,600)
    Amortization charged to income..............................    (126,142)     (137,130)
    Cumulative effect of SOP 03-1...............................     (39,690)           --
                                                                  ----------    ----------
    Balance at end of year......................................  $1,349,089    $1,268,621
                                                                  ==========    ==========


6.  OTHER DEFERRED EXPENSES

    The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:


                                                                   BONUS     DISTRIBUTION
                                                                  PAYMENTS      COSTS        TOTAL
                                                                  --------   ------------   --------
                                                                            (IN THOUSANDS)
    Year Ended December 31, 2004
    Balance at beginning of year................................  $155,695     $ 81,012     $236,707
    Expenses deferred...........................................    36,732       26,174       62,906
    Effect of net unrealized gains (losses) on securities.......        33           --           33
    Amortization charged in income..............................   (10,357)     (31,508)     (41,865)
                                                                  --------     --------     --------
    Balance at end of year......................................  $182,103     $ 75,678     $257,781
                                                                  ========     ========     ========
    Year Ended December 31, 2003
    Balance at beginning of year................................  $140,647     $ 72,054     $212,701
    Expenses deferred...........................................    38,224       31,934       70,158
    Effect of net unrealized gains (losses) on securities.......    (3,400)          --       (3,400)
    Amortization charged in income..............................   (19,776)     (22,976)     (42,752)
                                                                  --------     --------     --------
    Balance at end of year......................................  $155,695     $ 81,012     $236,707
                                                                  ========     ========     ========


7.  GUARANTEED BENEFITS

    The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

    The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

    GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:


                                                                                     HIGHEST SPECIFIED
                                                                   RETURN OF NET    ANNIVERSARY ACCOUNT
                                                                  DEPOSITS PLUS A       VALUE MINUS
                                                                      MINIMUM        WITHDRAWALS POST
                                                                      RETURN            ANNIVERSARY
                                                                  ---------------   -------------------
                                                                          (DOLLARS IN MILLIONS)
    In the event of death (GMDB and EEB):
      Account value.............................................    $    12,883           $12,890
      Net amount at risk(a).....................................    $       933           $ 1,137
      Average attained age of contract holders..................             67                64
      Range of guaranteed minimum return rates..................          0%-5%                0%
    At annuitization (GMIB):
      Account value.............................................    $     6,942
      Net amount at risk(b).....................................    $         3
      Weighted average period remaining until earliest                3.8 Years
        annuitization...........................................
      Range of guaranteed minimum return rates..................        0%-6.5%
    Accumulation at specified date (GMAV):
      Account value.............................................    $     1,533
      Net amount at risk(c).....................................    $        --
      Weighted average period remaining until guaranteed              9.0 Years
        payment.................................................
    Annual withdrawals at specified date (GMWB):
      Account value.............................................    $       294
      Net amount at risk(d).....................................    $        --
      Weighted average period remaining until expected payout...     13.9 Years


    -------------------

    (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

    (b) Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.

    (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

    (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

       The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:


                                                                      (IN THOUSANDS)
        Balance at January 1, 2004 before reinsurance(e)............     $ 92,873
        Guaranteed benefits incurred................................       61,472
        Guaranteed benefits paid....................................      (49,947)
                                                                         --------
        Balance at December 31, 2004 before reinsurance.............      104,398
          Less reinsurance..........................................      (27,449)
                                                                         --------
        Balance at December 31, 2004, net of reinsurance............     $ 76,949
                                                                         ========



    (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:


     - Data used was 5,000 stochastically generated investment performance scenarios.



     -   Mean investment performance assumption was 10%.



     -   Volatility assumption was 16%.



     -   Mortality was assumed to be 64% of the 75-80 ALB table.



     - Lapse rates vary by contract type and duration and range from 0% to 40%.



     -   The discount rate was approximately 8%.


8.  REINSURANCE

    Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

    Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively. Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002, respectively.

    The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
    respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002, respectively.

9.  COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

    At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset- backed securities in the ordinary course of business. The expiration dates of these commitments are as follows:
    $2,000,000 in 2005 and $8,000,000 in 2007.

    Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.

    Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

9.  COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

    On April 5, 2004, a purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The Company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

10. SHAREHOLDER'S EQUITY

    The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

    Changes in shareholder's equity are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Additional Paid-in Capital:
      Beginning balances........................................  $709,246   $709,246   $509,246
      Capital contributions by Parent...........................    49,100         --    200,000
                                                                  --------   --------   --------
      Ending balances...........................................  $758,346   $709,246   $709,246
                                                                  ========   ========   ========
    Retained Earnings:
      Beginning balances........................................  $828,423   $730,321   $669,103
      Net income................................................   142,502     93,530     31,689
      Dividends paid to Parent..................................    (2,500)   (12,187)   (10,000)
      Adjustment for tax benefit of distributed subsidiary......       287     16,759     39,529
      Tax effect on a distribution of investment................   (49,100)        --         --
                                                                  --------   --------   --------
      Ending balances...........................................  $919,612   $828,423   $730,321
                                                                  ========   ========   ========
    Accumulated Other Comprehensive Income (Loss):
      Beginning balances........................................  $ 72,610   $ 16,504   $(29,272)
      Change in net unrealized gains (losses) on debt securities
        available for sale......................................    (1,459)   118,725     98,718
      Change in net unrealized gains (losses) on equity
        securities available for sale...........................       (65)     1,594     (1,075)
      Change in net unrealized gains on foreign currency........     1,170         --         --
      Change in adjustment to deferred acquisition costs and
        other deferred expenses.................................       300    (34,000)   (25,000)
      Net change related to cash flow hedges....................        --         --     (2,218)
      Tax effects of net changes................................        19    (30,213)   (24,649)
                                                                  --------   --------   --------
      Ending balances...........................................  $ 72,575   $ 72,610   $ 16,504
                                                                  ========   ========   ========


    Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:


                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Gross unrealized gains......................................    $180,329       $214,845
    Gross unrealized losses.....................................     (27,144)       (60,136)
    Unrealized gain on foreign currency.........................       1,170             --
    Adjustment to DAC and other deferred expenses...............     (42,700)       (43,000)
    Deferred income taxes.......................................     (39,080)       (39,099)
                                                                    --------       --------
    Accumulated other comprehensive income......................    $ 72,575       $ 72,610
                                                                    ========       ========


    On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

10. SHAREHOLDER'S EQUITY (Continued)

    Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

    Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11. INCOME TAXES

    The components of the provisions for income taxes on pretax income consist of the following:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  -------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   ---------
                                                                          (IN THOUSANDS)
    Current expense (benefit)...................................  $(42,927)  $127,655   $(105,369)
    Deferred expense (benefit)..................................    49,337    (97,408)    105,529
                                                                  --------   --------   ---------
    Total income tax expense....................................  $  6,410   $ 30,247   $     160
                                                                  ========   ========   =========


    Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Amount computed at statutory rate...........................  $ 74,025   $ 43,322   $ 11,147
    Increases (decreases) resulting from:
      State income taxes, net of federal tax benefit............     4,020      2,273       (567)
      Dividends received deduction..............................   (19,058)   (15,920)   (10,117)
      Tax credits...............................................    (4,000)        --         --
      Adjustment to prior year tax liability(a).................   (39,730)        --         --
      Other, net................................................    (8,847)       572       (303)
                                                                  --------   --------   --------
      Total income tax expense..................................  $  6,410   $ 30,247   $    160
                                                                  ========   ========   ========


   ------------------

   (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

    Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

    At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

11. INCOME TAXES (Continued)

    affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:


                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Deferred Tax Liabilities:
    Deferred acquisition costs and other deferred expenses......   $ 432,868      $ 473,387
    State income taxes..........................................      10,283          5,744
    Other liabilities...........................................      15,629            350
    Net unrealized gains on debt and equity securities available
      for sale..................................................      39,080         39,098
                                                                   ---------      ---------
    Total deferred tax liabilities..............................     497,860        518,579
                                                                   ---------      ---------
    Deferred Tax Assets:
    Investments.................................................     (28,915)       (25,213)
    Contract holder reserves....................................    (122,691)      (158,112)
    Guaranty fund assessments...................................      (3,402)        (3,408)
    Deferred income.............................................      (5,604)        (3,801)
    Other assets................................................      (1,068)        (7,446)
    Net operating loss carryforward.............................      (5,430)            --
    Capital loss carryforward...................................     (22,321)       (20,565)
    Low income housing credit carryforward......................     (44,604)       (36,600)
    Partnership income/loss.....................................      (6,293)       (20,878)
                                                                   ---------      ---------
    Total deferred tax assets...................................    (240,328)      (276,023)
                                                                   ---------      ---------
    Deferred income taxes.......................................   $ 257,532      $ 242,556
                                                                   =========      =========


    The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12. RELATED-PARTY MATTERS

    As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

    On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

    On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

    For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

    On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.


    On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.


    The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

    The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

    The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

    Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

    The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
    2002, respectively.

    The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

    In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS

    The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.


                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2004:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   369,141    $     --    $   369,141
       Asset management fees.....................................           --      89,569         89,569
       Universal life insurance policy fees, net of
         reinsurance.............................................       33,899          --         33,899
       Surrender charges.........................................       26,219          --         26,219
       Other fees................................................           --      15,753         15,753
                                                                   -----------    --------    -----------
     Total fee income............................................      429,259     105,322        534,581
     Investment income...........................................      362,631         963        363,594
     Net realized investment gains (losses)......................      (24,100)        293        (23,807)
                                                                   -----------    --------    -----------
     Total revenues..............................................      767,790     106,578        874,368
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      220,668       2,081        222,749
     Amortization of bonus interest..............................       10,357          --         10,357
     General and administrative expenses.........................       93,188      38,424        131,612
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      126,142      31,508        157,650
     Annual commissions..........................................       64,323          --         64,323
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,420          --         17,420
     Guaranteed benefits, net of reinsurance recoveries..........       58,756          --         58,756
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      590,854      72,013        662,867
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $   176,936    $ 34,565    $   211,501
                                                                   ===========    ========    ===========
     Total assets................................................  $31,323,462    $217,155    $31,540,617
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $    132    $       132
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2003:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   281,359    $     --    $   281,359
       Asset management fees.....................................           --      66,663         66,663
       Universal life insurance policy fees, net of
         reinsurance.............................................       35,816          --         35,816
       Surrender charges.........................................       27,733          --         27,733
       Other fees................................................           --      15,520         15,520
                                                                   -----------    --------    -----------
     Total fee income............................................      344,908      82,183        427,091
     Investment income...........................................      398,304       4,619        402,923
     Net realized investment losses..............................      (30,354)         --        (30,354)
                                                                   -----------    --------    -----------
     Total revenues..............................................      712,858      86,802        799,660
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      237,585       2,628        240,213
     Amortization of bonus interest..............................       19,776          --         19,776
     General and administrative expenses.........................       83,013      36,080        119,093
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      137,130      22,976        160,106
     Annual commissions..........................................       55,661          --         55,661
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,766          --         17,766
     Guaranteed benefits, net of reinsurance recoveries..........       63,268          --         63,268
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      614,199      61,684        675,883
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    98,659    $ 25,118    $   123,777
                                                                   ===========    ========    ===========
     Total assets................................................  $27,781,457    $190,270    $27,971,727
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  2,977    $     2,977
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2002:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   286,919    $     --    $   286,919
       Asset management fees.....................................           --      66,423         66,423
       Universal life insurance policy fees, net of
         reinsurance.............................................       36,253          --         36,253
       Surrender charges.........................................       32,507          --         32,507
       Other fees................................................        3,304      18,596         21,900
                                                                   -----------    --------    -----------
     Total fee income............................................      358,983      85,019        444,002
     Investment income...........................................      377,556       9,799        387,355
     Net realized investment losses..............................      (65,811)         --        (65,811)
                                                                   -----------    --------    -----------
     Total revenues..............................................      670,728      94,818        765,546
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      234,261       3,868        238,129
     Amortization of bonus interest..............................       16,277          --         16,277
     General and administrative expenses.........................       79,287      35,923        115,210
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      171,583      50,901        222,484
     Annual commissions..........................................       58,389          --         58,389
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       15,716          --         15,716
     Guaranteed benefits, net of reinsurance recoveries..........       67,492          --         67,492
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      643,005      90,692        733,697
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    27,723    $  4,126    $    31,849
                                                                   ===========    ========    ===========
     Total assets................................................  $23,538,832    $214,157    $23,752,989
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  7,297    $     7,297
                                                                   ===========    ========    ===========

        ----------------------------------------------------------------

        ----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------
        ----------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.


Separate Account..............................     3
General Account...............................     3
Support Agreement Between the Company and
  AIG.........................................     4
Performance Data..............................     4
Income Payments...............................     8
Annuity Unit Values...........................     8
Death Benefit Options for Contracts Issued
  Between October 24, 2001 and June 1, 2004...    11
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    11
Spousal Continuation Death Benefits for
  Contracts Issued Between October 24, 2001
  and June 1, 2004............................    11
Spousal Continuation Death Benefits for
  Contracts Issued Prior to October 21,
  2001........................................    11
Taxes.........................................    12
Distribution of Contracts.....................    17
Financial Statements..........................    17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$24.182     (a)$25.794     (a)$33.529
                                                               (b)$24.182     (b)$25.769     (b)$33.414
        Ending AUV..........................................   (a)$25.794     (a)$33.529     (a)$35.945
                                                               (b)$25.769     (b)$33.414     (b)$35.732
        Ending Number of AUs................................   (a)137,717     (a)1,159,548   (a)2,519,158
                                                               (b)7,742       (b)137,361     (b)277,447

---------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$16.370     (a)$16.472     (a)$16.588
                                                               (b)$16.370     (b)$16.443     (b)$16.522
        Ending AUV..........................................   (a)$16.472     (a)$16.588     (a)$16.854
                                                               (b)$16.443     (b)$16.522     (b)$16.743
        Ending Number of AUs................................   (a)290,385     (a)3,984,131   (a)6,795,338
                                                               (b)50,620      (b)497,760     (b)735,600

---------------------------------------------------------------------------------------------------------
Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$19.417     (a)$20.848     (a)$26.615
                                                               (b)$19.417     (b)$20.811     (b)$26.501
        Ending AUV..........................................   (a)$20.848     (a)$26.615     (a)$28.987
                                                               (b)$20.811     (b)$26.501     (b)$28.791
        Ending Number of AUs................................   (a)65,224      (a)890,267     (a)1,902,186
                                                               (b)7,793       (b)104,691     (b)210,421

---------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.753     (a)$15.272     (a)$22.162
                                                               (b)$13.753     (b)$15.260     (b)$22.091
        Ending AUV..........................................   (a)$15.272     (a)$22.162     (a)$27.232
                                                               (b)$15.260     (b)$22.091     (b)$27.077
        Ending Number of AUs................................   (a)3,369       (a)166,767     (a)404,634
                                                               (b)3,108       (b)33,063      (b)83,304

---------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.011     (a)$10.077     (a)$12.720
                                                               (b)$10.011     (b)$10.067     (b)$12.678
        Ending AUV..........................................   (a)$10.077     (a)$12.720     (a)$14.595
                                                               (b)$10.067     (b)$12.678     (b)$14.510
        Ending Number of AUs................................   (a)9,218       (a)142,870     (a)304,888
                                                               (b)527         (b)28,027      (b)44,962

---------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$21.881     (a)$21.940     (a)$27.122
                                                               (b)$21.881     (b)$21.905     (b)$27.011
        Ending AUV..........................................   (a)$21.940     (a)$27.122     (a)$28.764
                                                               (b)$21.905     (b)$27.011     (b)$28.575
        Ending Number of AUs................................   (a)45,029      (a)594,386     (a)1,392,217
                                                               (b)5,469       (b)69,502      (b)153,379

---------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$4.530      (a)$4.659      (a)$5.769
                                                               (b)$4.530      (b)$4.646      (b)$5.739
        Ending AUV..........................................   (a)$4.659      (a)$5.769      (a)$5.965
                                                               (b)$4.646      (b)$5.739      (b)$5.919
        Ending Number of AUs................................   (a)25,770      (a)414,391     (a)752,019
                                                               (b)369         (b)40,274      (b)87,552

---------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.025     (a)$13.018     (a)$12.878
                                                               (b)$13.025     (b)$12.985     (b)$12.811
        Ending AUV..........................................   (a)$13.018     (a)$12.878     (a)$12.756
                                                               (b)$12.985     (b)$12.811     (b)$12.659
        Ending Number of AUs................................   (a)281,453     (a)2,514,514   (a)4,601,605
                                                               (b)94,850      (b)261,745     (b)401,041

---------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$14.394     (a)$14.704     (a)$16.174
                                                               (b)$14.394     (b)$14.702     (b)$16.133
        Ending AUV..........................................   (a)$14.704     (a)$16.174     (a)$16.975
                                                               (b)$14.702     (b)$16.133     (b)$16,889
        Ending Number of AUs................................   (a)115,713     (a)946,263     (a)2,446,329
                                                               (b)2,563       (b)149,828     (b)295,085

---------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$20.108     (a)$21.460     (a)$28.069
                                                               (b)$20.108     (b)$21.427     (b)$27,956
        Ending AUV..........................................   (a)$21.460     (a)$28.069     (a)$31.304
                                                               (b)$21.427     (b)$27.956     (b)$31.099
        Ending Number of AUs................................   (a)115,086     (a)1,725,140   (a)3,961,597
                                                               (b)25,333      (b)262,216     (b)477,981

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.149      (a)$8.902      (a)$10.500
                                                               (b)$8.149      (b)$8.901      (b)$10.471
        Ending AUV..........................................   (a)$8.902      (a)$10.500     (a)$11.309
                                                               (b)$8.901      (b)$10.471     (b)$11.249
        Ending Number of AUs................................   (a)15,055      (a)263,040     (a)418,075
                                                               (b)7,757       (b)66,688      (b)67,748

---------------------------------------------------------------------------------------------------------
Emerging Market (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$5.486      (a)$5.958      (a)$8.933
                                                               (b)$5.486      (b)$5.952      (b)$8.902
        Ending AUV..........................................   (a)$5.958      (a)$8.933      (a)$10.934
                                                               (b)$5.952      (b)$8.902      (b)$10.868
        Ending Number of AUs................................   (a)11,000      (a)186,478     (a)456,021
                                                               (b)1,832       (b)42,556      (b)92,068

---------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.895     (a)$12.912     (a)$16.184
                                                               (b)$11.895     (b)$12.895     (b)$16.122
        Ending AUV..........................................   (a)$12.912     (a)$16.184     (a)$17.475
                                                               (b)$12.895     (b)$16.122     (b)$17.365
        Ending Number of AUs................................   (a)60,297      (a)226,851     (a)622,734
                                                               (b)7,324       (b)27,080      (b)85,742

---------------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.970      (a)$9.407      (a)$12.463
                                                               (b)$8.970      (b)$9.390      (b)$12.410
        Ending AUV..........................................   (a)$9.407      (a)$12.463     (a)$14.701
                                                               (b)$9.390      (b)$12.410     (b)$14.602
        Ending Number of AUs................................   (a)163,234     (a)2,457,488   (a)5,451,685
                                                               (b)12,214      (b)361,907     (b)731,789

---------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$16.095     (a)$16.324     (a)$16.611
                                                               (b)$16.095     (b)$16.246     (b)$16.490
        Ending AUV..........................................   (a)$16.324     (a)$16.611     (a)$16.968
                                                               (b)$16.246     (b)$16.490     (b)$16.800
        Ending Number of AUs................................   (a)14,628      (a)255,534     (a)503,487
                                                               (b)90          (b)37,002      (b)52,106

---------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.708     (a)$12.546     (a)$15.584
                                                               (b)$11.708     (b)$12.519     (b)$15.468
        Ending AUV..........................................   (a)$12.546     (a)$15.584     (a)$17.129
                                                               (b)$12.519     (b)$15.468     (b)$16.958
        Ending Number of AUs................................   (a)7,750       (a)73,506      (a)119,362
                                                               (b)13          (b)10,826      (b)12,359

---------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$20.102     (a)$20.787     (a)$25.658
                                                               (b)$20.102     (b)$20.749     (b)$25.549
        Ending AUV..........................................   (a)$20.787     (a)$25.658     (a)$28.116
                                                               (b)$20.749     (b)$25.549     (b)$27.926
        Ending Number of AUs................................   (a)52,756      (a)231,147     (a)341,335
                                                               (b)877         (b)40,091      (b)48,384

---------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$3.230      (a)$3.435      (a)$4.557
                                                               (b)$3.230      (b)$3.434      (b)$4.544
        Ending AUV..........................................   (a)$3.435      (a)$4.557      (a)$4.753
                                                               (b)$3.434      (b)$4.544      (b)$4.728
        Ending Number of AUs................................   (a)35,308      (a)269,627     (a)376,828
                                                               (b)16,803      (b)71,725      (b)113,528

---------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.951     (a)$11.586     (a)$14.978
                                                               (b)$10.951     (b)$11.563     (b)$14.910
        Ending AUV..........................................   (a)$11.586     (a)$14.978     (a)$17.285
                                                               (b)$11.563     (b)$14.910     (b)$17.164
        Ending Number of AUs................................   (a)23,586      (a)711,066     (a)1,167,520
                                                               (b)5,755       (b)148,009     (b)210,729

---------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.995      (a)$7.170      (a)$9.286
                                                               (b)$6.995      (b)$7.157      (b)$9.246
        Ending AUV..........................................   (a)$7.170      (a)$9.286      (a)$10.629
                                                               (b)$7.157      (b)$9.246      (b)$10.557
        Ending Number of AUs................................   (a)111,291     (a)2,207,499   (a)5,282,478
                                                               (b)13,612      (b)271,169     (b)569,670

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.000      (a)$8.330      (a)$11.204
                                                               (b)$8.000      (b)$8.343      (b)$11.198
        Ending AUV..........................................   (a)$8.330      (a)$11.204     (a)$13.305
                                                               (b)$8.343      (b)$11.198     (b)$13.264
        Ending Number of AUs................................   (a)103,102     (a)650,379     (a)1,095,825
                                                               (b)1,722       (b)112,450     (b)181,437

---------------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.628      (a)$7.429      (a)$9.507
                                                               (b)$7.628      (b)$7.419      (b)$9.470
        Ending AUV..........................................   (a)$7.429      (a)$9.507      (a)$10.391
                                                               (b)$7.419      (b)$9.470      (b)$10.324
        Ending Number of AUs................................   (a)75,347      (a)918,445     (a)1,613,367
                                                               (b)22,137      (b)290,269     (b)344,467

---------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$14.084     (a)$14.930     (a)$17.969
                                                               (b)$14.084     (b)$14.910     (b)$17.902
        Ending AUV..........................................   (a)$14.930     (a)$17.969     (a)$19.749
                                                               (b)$14.910     (b)$17.902     (b)$19.626
        Ending Number of AUs................................   (a)30,003      (a)545,587     (a)965,475
                                                               (b)2,373       (a)81,535      (a)152,345

---------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.525      (a)$6.965      (a)$9.392
                                                               (b)$6.525      (b)$6.950      (b)$9.349
        Ending AUV..........................................   (a)$6.965      (a)$9.392      (a)$10.528
                                                               (b)$6.950      (b)$9.349      (b)$10.453
        Ending Number of AUs................................   (a)127,090     (a)1,733,813   (a)2,889,335
                                                               (b)14,748      (b)329,389     (b)410,472

---------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$18.961     (a)$19.853     (a)$22.797
                                                               (b)$18.961     (b)$19.815     (b)$22.697
        Ending AUV..........................................   (a)$19.853     (a)$22.797     (a)$24.931
                                                               (b)$19.815     (b)$22.697     (b)$24.759
        Ending Number of AUs................................   (a)114,386     (a)1,504,372   (a)2,762,921
                                                               (b)17,494      (b)198,694     (b)436,939

---------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.178     (a)$13.785     (a)$16.795
                                                               (b)$13.178     (b)$13.756     (b)$16.718
        Ending AUV..........................................   (a)$13.785     (a)$16.795     (a)$17.326
                                                               (b)$13.756     (b)$16.718     (b)$17.203
        Ending Number of AUs................................   (a)26,714      (a)91,097      (a)103,249
                                                               (b)3,638       (b)14,803      (b)28,343

---------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.543     (a)$11.836     (a)$16.050
                                                               (b)$11.543     (b)$11.824     (b)$15.993
        Ending AUV..........................................   (a)$11.836     (a)$16.050     (a)$21.219
                                                               (b)$11.824     (b)$15.993     (b)$21.091
        Ending Number of AUs................................   (a)21,457      (a)337,695     (a)766,182
                                                               (b)5,369       (b)86,289      (b)149,777

---------------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$9.180      (a)$10.122     (a)$13.588
                                                               (b)$9.180      (b)$10.100     (b)$13.525
        Ending AUV..........................................   (a)$10.122     (a)$13.588     (a)$15.770
                                                               (b)$10.100     (b)$13.525     (b)$15.657
        Ending Number of AUs................................   (a)107,425     (a)1,434,738   (a)3,052,819
                                                               (b)10,354      (b)282,420     (b)526,107

---------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$12.518     (a)$12.509     (a)$14.149
                                                               (b)$12.518     (b)$12.492     (b)$14.093
        Ending AUV..........................................   (a)$12.509     (a)$14.149     (a)$14.844
                                                               (b)$12.492     (b)$14.093     (b)$14.748
        Ending Number of AUs................................   (a)8,446       (a)233,499     (a)379,968
                                                               (b)12,402      (b)46,635      (b)55,278

---------------------------------------------------------------------------------------------------------
Technology (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$1.432      (a)$1.716      (a)$2.544
                                                               (b)$1.432      (b)$1.715      (b)$2.536
        Ending AUV..........................................   (a)$1.716      (a)$2.544      (a)$2.436
                                                               (b)$1.715      (b)$2.536      (b)$2.422
        Ending Number of AUs................................   (a)79,837      (a)1,468,721   (a)2,169,510
                                                               (b)20,700      (b)223,801     (b)484,558

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.486      (a)$8.180      (a)$10.556
                                                               (b)$7.471      (b)$8.159      (b)$10.503
        Ending AUV..........................................   (a)$8.180      (a)$10.556     (a)$11.713
                                                               (b)$8.159      (b)$10.503     (b)$11.624
        Ending Number of AUs................................   (a)62,903      (a)820,512     (a)1,842,691
                                                               (b)39,318      (b)139,335     (b)251,944

---------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Shares (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.298      (a)$8.101      (a)$10.434
                                                               (b)$7.296      (b)$8.094      (b)$10.399
        Ending AUV..........................................   (a)$8.101      (a)$10.434     (a)$12.068
                                                               (b)$8.094      (b)$10.399     (b)$11.998
        Ending Number of AUs................................   (a)73,831      (a)1,500,438   (a)3,195,672
                                                               (b)11,726      (b)247,660     (b)446,382

---------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.139      (a)$6.916      (a)$8.654
                                                               (b)$7.133      (b)$6.906      (b)$8.619
        Ending AUV..........................................   (a)$6.916      (a)$8.654      (a)$9.101
                                                               (b)$6.906      (b)$8.619      (b)$9.042
        Ending Number of AUs................................   (a)33,388      (a)396,216     (a)550,209
                                                               (b)1,754       (b)93,581      (b)94,913

---------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares (Inception
  Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.181      (a)$8.826      (a)$11.100
                                                               (b)$8.180      (b)$8.197      (b)$11.064
        Ending AUV..........................................   (a)$8.826      (a)$11.100     (a)$12.476
                                                               (b)$8.197      (b)$11.064     (b)$12.405
        Ending Number of AUs................................   (a)189,460     (a)2,716,948   (a)5,646,184
                                                               (b)16,825      (b)341,615     (b)588,204

---------------------------------------------------------------------------------------------------------
Balanced (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.410      (a)$6.765      (a)$8.160
                                                               (b)$6.394      (b)$6.737      (b)$8.106
        Ending AUV..........................................   (a)$6.765      (a)$8.160      (a)$8.828
                                                               (b)$6.737      (b)$8.106      (b)$8.747
        Ending Number of AUs................................   (a)96,311      (a)881,607     (a)1,625,466
                                                               (b)13,638      (b)99,844      (b)195,480

---------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.183      (a)$6.589      (a)$8.331
                                                               (b)$6.188      (b)$6.572      (b)$8.290
        Ending AUV..........................................   (a)$6.589      (a)$8.331      (a)$9.156
                                                               (b)$6.572      (b)$8.290      (b)$9.087
        Ending Number of AUs................................   (a)26,095      (a)465,978     (a)1,050,151
                                                               (b)4,569       (b)61,397      (b)83,827

---------------------------------------------------------------------------------------------------------
Strategic Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.386      (a)$6.874      (a)$8.989
                                                               (b)$6.373      (b)$6.842      (b)$8.924
        Ending AUV..........................................   (a)$6.874      (a)$8.989      (a)$9.964
                                                               (b)$6.842      (b)$8.924      (b)$9.867
        Ending Number of AUs................................   (a)34,328      (a)196,663     (a)366,800
                                                               (b)24          (b)26,179      (b)29,647

---------------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.949     (a)$14.590
                                                               (b)$10.000     (b)$10.936     (b)$14.537
        Ending AUV..........................................   (a)$10.949     (a)$14.590     (a)$16.310
                                                               (b)$10.936     (b)$14.537     (b)$16.209
        Ending Number of AUs................................   (a)92,435      (a)987,076     (a)2,812,544
                                                               (b)12,106      (b)150,027     (b)342,128

---------------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.884     (a)$14.667
                                                               (b)$10.000     (b)$10.876     (b)$14.621
        Ending AUV..........................................   (a)$10.884     (a)$14.667     (a)$16.252
                                                               (b)$10.876     (b)$14.621     (b)$16.161
        Ending Number of AUs................................   (a)179,113     (a)2,448,300   (a)5,672,455
                                                               (b)40,944      (b)389,740     (b)801,832

---------------------------------------------------------------------------------------------------------
American Funds Growth-Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.884     (a)$14.197
                                                               (b)$10.000     (b)$10.872     (b)$14.148
        Ending AUV..........................................   (a)$10.884     (a)$14.197     (a)$15.434
                                                               (b)$10.872     (b)$14.148     (b)$15.342
        Ending Number of AUs................................   (a)264,424     (a)3,073,765   (a)6,612,702
                                                               (b)30,474      (b)484,620     (b)901,903

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following details the death benefit options and EstatePlus benefit available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.



The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.


The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.


The following details the death benefit options and EstatePlus benefit upon the Continuing Spouse's death:



The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.


A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


     1.  Purchase Payment Accumulation Option



          If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or


          c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.



          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.


          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:


          a. Contract value; or

          b. the lesser of:

             (1) Contract value on the Continuation Date plus Continuation Net
                 Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

             (2) 125% of the contract value.


          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be equal to the contract value.



     2.  Maximum Anniversary Value Option



          If the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.


If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:


          a. Contract value; or

          b. the lesser of:

             (3) Contract value on the Continuation Date plus any Continuation
                 Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

             (4) 125% of the contract value.


          If the Continuing Spouse is age 86 or older at the time of death, the death benefit is equal to contract value.



Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before June 1, 2004.


B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.


If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 Years 0-4         25% of Earnings     40% of Continuation Net
                                       Purchase Payments
----------------------------------------------------------------
 Years 5-9         40% of Earnings     65% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------
 Years 10+         50% of Earnings     75% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 All Contract      25% of Earnings     40% of Continuation Net
 Years                                 Purchase Payments*
----------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?


We determine the EstatePlus benefit based upon a percentage of earnings, as indicated in the tables above, in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where


     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX C - POLARIS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Polaris Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

     EXAMPLE 1 - NO WITHDRAWALS ARE MADE

     The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

     On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

     EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1.  Your contract value on your 5th contract anniversary is $190,000.

     2.  You request a withdrawal of $75,000 on your 5th contract anniversary.

     3.  No subsequent Purchase Payments have been made.

     4.  No prior withdrawals have been taken.

     5.  Funds are not allocated to any of the MVA Fixed Accounts.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:


 -------------------------------------------------------------------------
                         UPFRONT     DEFERRED            DEFERRED
                         PAYMENT      PAYMENT             PAYMENT
                       ENHANCEMENT  ENHANCEMENT         ENHANCEMENT
  ENHANCEMENT LEVEL       RATE         RATE                DATE
 -------------------------------------------------------------------------
  Under $40,000            2%           0%       N/A
 -------------------------------------------------------------------------
  $40,000 - $99,999        4%           0%       N/A
 -------------------------------------------------------------------------
  $100,000 - $499,999      4%           1%       Nine years from the date
                                                 we receive each Purchase
                                                 Payment.
 -------------------------------------------------------------------------
  $500,000 - more          5%           1%       Nine years from the date
                                                 we receive each Purchase
                                                 Payment.
 -------------------------------------------------------------------------


Contracts issued with the Polaris Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     1.  Above Enhancement Levels, Rates and Dates throughout the first 90 days.

     2.  No withdrawal in the first 90 days.

     3.  Initial Purchase Payment of $35,000 on December 1, 2000.

     4.  Subsequent Purchase Payment of $40,000 on January 15, 2001.

     5.  Subsequent Purchase Payment of $25,000 on January 30, 2001.

     6.  Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

 ---------------------------------------------------------------------------
                                                              DEFERRED
                     PURCHASE    UPFRONT     DEFERRED          PAYMENT
      DATE OF        PAYMENT     PAYMENT      PAYMENT        ENHANCEMENT
  PURCHASE PAYMENT    AMOUNT   ENHANCEMENT  ENHANCEMENT         DATE
 ---------------------------------------------------------------------------
 December 1, 2000    $35,000       2%           0%               N/A
 ---------------------------------------------------------------------------
 January 15, 2001    $40,000       4%           0%               N/A
 ---------------------------------------------------------------------------
 January 30, 2001    $25,000       4%           1%        January 30, 2010
 ---------------------------------------------------------------------------
 February 12, 2001    $7,500       4%           1%        February 12, 2010
 ---------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

 ---------------------------------------------------------------------------
                                                              DEFERRED
                     PURCHASE    UPFRONT     DEFERRED          PAYMENT
      DATE OF        PAYMENT     PAYMENT      PAYMENT        ENHANCEMENT
  PURCHASE PAYMENT    AMOUNT   ENHANCEMENT  ENHANCEMENT         DATE
 ---------------------------------------------------------------------------
 December 1, 2000    $35,000       4%           1%        December 1, 2009
 ---------------------------------------------------------------------------
 January 15, 2001    $40,000       4%           1%        January 15, 2010
 ---------------------------------------------------------------------------
 January 30, 2001    $25,000       4%           1%        January 30, 2010
 ---------------------------------------------------------------------------
 February 12, 2001    $7,500       4%           1%        February 12, 2010
 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          APPENDIX D - POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following examples demonstrate the operation of the Polaris Income Rewards and MarketLock features:



Polaris Income Rewards:


EXAMPLE 1:

     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.


     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.



EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR
            POLARIS INCOME REWARDS OPTIONS 1 AND 2:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).


EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR
            POLARIS INCOME REWARDS OPTION 3:


     Assume you elect Polaris Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).


EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT
            AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.


MarketLock:



EXAMPLE 1 FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $105,000.



     Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% X $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your first contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years.



EXAMPLE 2 FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the fifth contract anniversary. Assume that your contract anniversary values and Benefit Bases are as follows:



-----------------------------------------------------------
     ANNIVERSARY        CONTRACT VALUE      BENEFIT BASE
-----------------------------------------------------------
         1st               $105,000           $105,000
-----------------------------------------------------------
         2nd               $115,000           $115,000
-----------------------------------------------------------
         3rd               $107,000           $115,000
-----------------------------------------------------------
         4th               $110,000           $115,000
-----------------------------------------------------------
         5th               $120,000           $120,000
-----------------------------------------------------------



On your fifth anniversary, your contract value is $120,000, and your Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your fifth contract anniversary is 7% of the Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your fifth contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.



EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. During your sixth contract year, after your fifth contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, you may take withdrawals of up to $8,400 over a minimum of 13 years and 9 months.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT
            FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your sixth contract year, after your fifth contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the excess withdrawal, which is $8,400. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the excess withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we determine the proportion by which the contract value was reduced by the excess withdrawal ($3,288/$109,600 = 3%). Finally we reduce $111,600 by that proportion (3%) which equals $108,252. Your Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your Maximum Annual Withdrawal Amount is your Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.50.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                              North Dakota
--------------------------------------------------------------------------------------------------------------------
 Capital Protector Promise,        Charge will be deducted pro-rata from variable portfolios     Washington
 Polaris Income Rewards,           only. If premiums are allocated among fixed funds only, no
 MarketLock                        Capital Protector charge will be deducted.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the       Oregon
                                   penalty free withdrawal amount.
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------
 Market Value Adjustment           L equal to 0.0025                                             Florida
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Platinum II Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                            [POLARIS PLATINUM LOGO]

                                   PROSPECTUS

                                AUGUST 29, 2005



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices -Variable Portfolios listed below and
To learn more about the annuity               available fixed account options. The Variable Portfolios are part of the Anchor
offered in this prospectus, you can           Series Trust ("AST"), American Funds Insurance Series ("AFIS"), SunAmerica Series
obtain a copy of the Statement of             Trust ("SAST"), Lord Abbett Series Fund, Inc. ("LASF"), Van Kampen Life Investment
Additional Information ("SAI") dated          Trust ("VKT") and the WM Variable Trust ("WMT").
August 29, 2005. The SAI has been
filed with the United States                  STOCKS:
Securities and Exchange Commission                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
("SEC") and is incorporated by                      - Aggressive Growth Portfolio                                              SAST
reference into this prospectus. The                 - Blue Chip Growth Portfolio                                               SAST
Table of Contents of the SAI appears                - "Dogs" of Wall Street Portfolio*                                         SAST
at the end of this prospectus. For a                - Growth Opportunities Portfolio                                           SAST
free copy of the SAI, call us at                  MANAGED BY ALLIANCEBERNSTEIN
(800) 445-SUN2 or write to us at our                - Small & Mid Cap Value Portfolio                                          SAST
Annuity Service Center, P.O. Box                  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
54299, Los Angeles, California                      - Alliance Growth Portfolio                                                SAST
90054-0299.                                         - Global Equities Portfolio                                                SAST
                                                    - Growth-Income Portfolio                                                  SAST
In addition, the SEC maintains a                  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
website (http://www.sec.gov) that                   - American Funds Global Growth Portfolio                                   AFIS
contains the SAI, materials                         - American Funds Growth Portfolio                                          AFIS
incorporated by reference and other                 - American Funds Growth-Income Portfolio                                   AFIS
information filed electronically with             MANAGED BY DAVIS ADVISORS
the SEC by the Company.                             - Davis Venture Value Portfolio                                            SAST
                                                    - Real Estate Portfolio                                                    SAST
ANNUITIES INVOLVE RISKS, INCLUDING                MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Federated American Leaders Portfolio*                                    SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                MANAGED BY LORD, ABBETT & CO.
GUARANTEED OR ENDORSED BY, ANY BANK.                - Lord Abbett Growth and Income Portfolio                                  LASF
THEY ARE NOT FEDERALLY INSURED BY THE             MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
FEDERAL DEPOSIT INSURANCE                           - Marsico Growth Portfolio                                                 SAST
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
BOARD OR ANY OTHER AGENCY.                          - MFS Massachusetts Investors Trust Portfolio                              SAST
                                                    - MFS Mid-Cap Growth Portfolio                                             SAST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - Emerging Markets Portfolio                                               SAST
                                                    - International Growth and Income Portfolio                                SAST
                                                    - Putnam Growth: Voyager                                                   SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                                  SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                                    - International Diversified Equities Portfolio                             SAST
                                                    - Technology Portfolio                                                     SAST
                                                    - Van Kampen LIT Comstock Portfolio, Class II Shares*                       VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares                 VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares               VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Balanced Portfolio                                                        WMT
                                                    - Conservative Growth                                                       WMT
                                                    - Strategic Growth                                                          WMT
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio                                       AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street is an equity fund seeking total return. Federated American
                                              Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT
                                                Comstock is an equity fund seeking capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
                                    TABLE OF CONTENTS
 ---------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------
 GLOSSARY........................................................................
                                                                                       2
 HIGHLIGHTS......................................................................
                                                                                       3
 FEE TABLES......................................................................
                                                                                       4
    Maximum Owner Transaction Expenses...........................................
                                                                                       4
    Contract Maintenance Fee.....................................................
                                                                                       4
    Separate Account Annual Expenses.............................................
                                                                                       4
    Additional Optional Feature Fees.............................................
                                                                                       4
    Optional Polaris Income Rewards Fee..........................................
                                                                                       4
    Optional Capital Protector Fee...............................................
                                                                                       4
    Underlying Fund Expenses.....................................................
                                                                                       4
 EXAMPLES........................................................................
                                                                                       5
 THE POLARIS PLATINUM II VARIABLE ANNUITY........................................
                                                                                       6
 PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY...............................
                                                                                       6
    Allocation of Purchase Payments..............................................
                                                                                       7
    Accumulation Units...........................................................
                                                                                       7
    Free Look....................................................................
                                                                                       7
 INVESTMENT OPTIONS..............................................................
                                                                                       8
    Variable Portfolios..........................................................
                                                                                       8
        American Funds Insurance Series..........................................
                                                                                       8
        Anchor Series Trust......................................................
                                                                                       8
        Lord Abbett Series Fund, Inc. ...........................................
                                                                                       8
        SunAmerica Series Trust..................................................
                                                                                       8
        Van Kampen Life Investment Trust.........................................
                                                                                       8
        WM Variable Trust........................................................
                                                                                       8
    Fixed Account Options........................................................
                                                                                       9
    Dollar Cost Averaging Program................................................
                                                                                       9
    Asset Allocation Program.....................................................
                                                                                      10
    Transfers During the Accumulation Phase......................................
                                                                                      11
    Automatic Asset Rebalancing Program..........................................
                                                                                      12
    Return Plus Program..........................................................
                                                                                      13
    Voting Rights................................................................
                                                                                      13
    Substitution, Addition or Deletion of Variable Portfolios....................
                                                                                      13
 ACCESS TO YOUR MONEY............................................................
                                                                                      13
    Systematic Withdrawal Program................................................
                                                                                      14
    Nursing Home Waiver..........................................................
                                                                                      14
    Minimum Contract Value.......................................................
                                                                                      15
 OPTIONAL LIVING BENEFITS........................................................
                                                                                      15
    Polaris Income Rewards Feature...............................................
                                                                                      15
    Capital Protector Feature....................................................
                                                                                      21
 DEATH BENEFIT...................................................................
                                                                                      22
    Death Benefit Options........................................................
                                                                                      23
    EstatePlus...................................................................
                                                                                      24
    Spousal Continuation.........................................................
                                                                                      25
 EXPENSES........................................................................
                                                                                      25
    Separate Account Expenses....................................................
                                                                                      25
    Withdrawal Charges...........................................................
                                                                                      25
    Investment Charges...........................................................
                                                                                      26
    Contract Maintenance Fee.....................................................
                                                                                      26
    Transfer Fee.................................................................
                                                                                      26
    Optional Polaris Income Rewards Fee..........................................
                                                                                      26
    Optional Capital Protector Fee...............................................
                                                                                      26
    Optional EstatePlus Fee......................................................
                                                                                      26
    Premium Tax..................................................................
                                                                                      26
    Income Taxes.................................................................
                                                                                      26
    Reduction or Elimination of Charges and Expenses, and Additional Amounts
      Credited...................................................................
                                                                                      26
 INCOME OPTIONS..................................................................
                                                                                      27
    Annuity Date.................................................................
                                                                                      27
    Income Options...............................................................
                                                                                      27
    Fixed or Variable Income Payments............................................
                                                                                      27
    Income Payments..............................................................
                                                                                      28
    Transfers During the Income Phase............................................
                                                                                      28
    Deferment of Payments........................................................
                                                                                      28
 TAXES...........................................................................
                                                                                      28
    Annuity Contracts in General.................................................
                                                                                      28
    Tax Treatment of Distributions - Non-Qualified Contracts.....................
                                                                                      28
    Tax Treatment of Distributions - Qualified Contracts.........................
                                                                                      29
    Minimum Distributions........................................................
                                                                                      29
    Tax Treatment of Death Benefits..............................................
                                                                                      30
    Contracts Owned by a Trust or Corporation....................................
                                                                                      30
    Gifts, Pledges and/or Assignments of a Contract..............................
                                                                                      30
    Diversification and Investor Control.........................................
                                                                                      30
 OTHER INFORMATION...............................................................
                                                                                      31
    AIG SunAmerica Life..........................................................
                                                                                      31
    The Separate Account.........................................................
                                                                                      31
    The General Account..........................................................
                                                                                      31
    Payments in Connection with Distribution of the Contract.....................
                                                                                      31
    Administration...............................................................
                                                                                      32
    Legal Proceedings............................................................
                                                                                      32
    Financial Statements.........................................................
                                                                                      32
    Registration Statement.......................................................
                                                                                      33
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................
                                                                                    F-56
 APPENDIX A - CONDENSED FINANCIALS...............................................
                                                                                     A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................
                                                                                     B-1
 APPENDIX C - POLARIS INCOME REWARDS EXAMPLES....................................
                                                                                     C-1
 APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
  AND BENEFITS...................................................................
                                                                                     D-1


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    GLOSSARY
        ----------------------------------------------------------------
        ----------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT - The person on whose life we base income payments.




ANNUITY DATE - The date on which you select income payments to begin.



ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.



CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.




FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.



INCOME PHASE - The period during which we make income payments to you.



LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.




MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.




PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.



QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.




TRUSTS - Collectively refers to the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., SunAmerica Series Trust, Van Kampen Life Investment Trust and WM Variable Trust.



UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
        ----------------------------------------------------------------
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The Polaris Platinum(II) Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE PURCHASING A POLARIS PLATINUM(II) VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS PLATINUM(II) VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. SEE "OPTIONAL LIVING BENEFITS" BELOW.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

See APPENDIX D for information regarding state contract availability and state specific variations of certain features and benefits.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.



IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.



  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

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                                   FEE TABLES
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.


MAXIMUM OWNER TRANSACTION EXPENSES
MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)......7%


TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.



THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.



CONTRACT MAINTENANCE FEE(2).....................................................  $35


SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolio)



Separate Account Charge.........................................................  1.52%
Optional EstatePlus Fee(3)......................................................  0.25%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.77%


ADDITIONAL OPTIONAL FEATURE FEES
You may elect one of the following optional features: Polaris Income Rewards or Capital Protector described below.


   OPTIONAL POLARIS INCOME REWARDS FEE(4)


   (calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)



                                     CONTRACT YEAR                                    ANNUALIZED FEE
                                     -------------                                    --------------
     0-7............................................................................      0.65%
     8-10...........................................................................      0.45%
     11+............................................................................       none



   OPTIONAL MARKETLOCK FEE(4)


   (calculated as a percentage of the greater of (a) Purchase Payments made in the first two years; or (b) the highest anniversary value in the last 10 years less Purchase Payments made after the first two years, both adjusted for withdrawals during the applicable period)



                                                                                      ANNUALIZED FEE
                                                                                      --------------
     ALL CONTRACT YEARS.............................................................      0.65%



   OPTIONAL CAPITAL PROTECTOR FEE(5)


   (calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)


                                     CONTRACT YEAR                                    ANNUALIZED FEE
                                     -------------                                    --------------
     0-7............................................................................      0.50%
     8-10...........................................................................      0.25%
     11+............................................................................       none

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

UNDERLYING FUND EXPENSES

                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other
 expenses and 12b-1 fees, if applicable)..................................................   0.55%     1.85%

FOOTNOTES TO THE FEE TABLES:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows:

YEARS:......................................................   1    2    3    4    5    6    7    8    9   10+
                                                              7%   6%   5%   4%   3%   2%   1%   0%   0%   0%


(2) The contract maintenance fee may be waived if contract value is $50,000 or more.



(3) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.



(4) The Polaris Income Rewards and MarketLock features are optional guaranteed minimum withdrawal benefits. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.



(5) The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.


The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including EstatePlus 0.25%, and investment in an Underlying Fund with total expenses of 1.85%)


(1) If you surrender your contract at the end of the applicable time period and you elect MarketLock (0.65%) features:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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    $1,134            $1,810            $2,499            $4,473
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(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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     $340             $1,036            $1,755            $3,658
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(3) If you do not surrender your contract and you elect MarketLock (0.65%) features:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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     $434             $1,310            $2,199            $4,473
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MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52% and investment in an Underlying Fund with total expenses of 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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     $915             $1,165            $1,441            $2,456
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(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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     $210              $649             $1,114            $2,400
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(3) If you do not surrender your contract and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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     $215              $665             $1,141            $2,456
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EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.



2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.



3. If you elected other optional features, your expenses would be lower than those shown in these Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.

           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

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                            THE POLARIS PLATINUM II
                                VARIABLE ANNUITY
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When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:


     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.



     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.



     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.


For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


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                        PURCHASING A POLARIS PLATINUM II
                                VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.


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                                                                         MINIMUM
                                      MINIMUM INITIAL                   SUBSEQUENT
                                      PURCHASE PAYMENT               PURCHASE PAYMENT
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          Qualified                        $2,000                          $250
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        Non-Qualified                      $5,000                          $500
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Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.



We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.



We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS


In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.



Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.



We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.


ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.



We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:


     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and


     3. We divide this amount by the number of outstanding Accumulation Units.



We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


EXAMPLE:


We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.


FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.


Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.



With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS


The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.



The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.



The Variable Portfolios along with their respective advisers are listed below:


     AMERICAN FUNDS INSURANCE SERIES - CLASS 2


     Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").


     ANCHOR SERIES TRUST - CLASS 3


     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").


     LORD ABBETT SERIES FUND, INC. - CLASS VC


     Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").


     SUNAMERICA SERIES TRUST - CLASS 3


     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").


     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II


     Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").


     WM VARIABLE TRUST - CLASS 2


     WM Advisors, Inc. is the investment adviser to the WM Variable Trust
     ("WMT").


STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

       - Growth Opportunities Portfolio                                     SAST

     MANAGED BY ALLIANCEBERNSTEIN

       - Small & Mid Cap Value Portfolio                                    SAST

     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Alliance Growth Portfolio                                          SAST

       - Global Equities Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS

       - Davis Venture Value Portfolio                                      SAST

       - Real Estate Portfolio                                              SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

     MANAGED BY LORD, ABBETT & CO.

       - Lord Abbett Growth and Income Portfolio                            LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Marsico Growth Portfolio                                           SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio                        SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC

       - Emerging Markets Portfolio                                         SAST

       - International Growth and Income Portfolio                          SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC

       - Foreign Value Portfolio                                            SAST

     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT

       - International Diversified Equities Portfolio+                      SAST

       - Technology Portfolio+                                              SAST

       - Van Kampen LIT Comstock Portfolio, Class II Shares*                 VKT

       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT

       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

BALANCED:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio                                         SAST

     MANAGED BY WM ADVISORS, INC

       - Balanced Portfolio                                                  WMT

       - Conservative Growth Portfolio                                       WMT

       - Strategic Growth Portfolio                                          WMT

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L

       - Global Bond Portfolio                                              SAST

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government & Quality Bond Portfolio                                 AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs" of Wall Street is an equity fund seeking total return. Federated American Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT Comstock is an equity fund seeking capital growth and income.

+ Morgan Stanley Investment Management, Inc., the subadviser for these portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS


Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.



There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:



     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.



     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.



     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.



When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.



All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.


DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our

Annuity Service Center. Check with your financial representative about the current availability of this service.


We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.



You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

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            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
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              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
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     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.


ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM


You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.



You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.


WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.


Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

IMPORTANT INFORMATION

Using the Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Asset Allocation model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.


     TRANSFER POLICIES


We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.



We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard U.S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.



We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;



     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or



     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.



Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.



The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.


     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM


The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without putting your Purchase Payment at direct risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.



     EXAMPLE OF RETURN PLUS PROGRAM:



     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 7 years. If the 7-year Fixed Account is offering a 5% interest rate, Return Plus will allocate $71,069 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios according to your allocation instructions.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.


VOTING RIGHTS


The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.


SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS


We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.



In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.


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                              ACCESS TO YOUR MONEY
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You can access money in your contract by making a partial withdrawal and/or by receiving income payments during the Income Phase. See INCOME OPTIONS below.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. SEE EXPENSES BELOW.


Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.



Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.



To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."


The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:


     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and



     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.


During the first year after we issue your contract, your free withdrawal amount is the greater of:



     (1) your penalty-free earnings; or


     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can take out the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.


For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:


A-(B x C)=D, where:

    A=Your contract value at the time of your request for withdrawal ($90,000)

    B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)


    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 5% is the applicable percentage) [B x C=$5,000]



    D=Your full contract value ($85,000) available for total withdrawal



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.


SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge and/or MVA may apply.



The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


NURSING HOME WAIVER


If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or MVA on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.



In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60-day confinement requirement.


MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


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                            OPTIONAL LIVING BENEFITS
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YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



POLARIS INCOME REWARDS AND MARKETLOCK FEATURE



What are Polaris Income Rewards and MarketLock?



Polaris Income Rewards and MarketLock are optional living benefit features designed to help you create a guaranteed income stream. You may elect either Polaris Income Rewards or MarketLock, for which you will be charged an annualized fee on a quarterly basis. You are guaranteed to receive withdrawals over a minimum number of years that in total equal atleast Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Polaris Income Rewards and MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance. Polaris Income Rewards and MarketLock have rules and restrictions that are discussed more fully below.


What options are currently available?


Four options are currently available.



Polaris Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.



MarketLock provides a guaranteed minimum withdrawal amount generally based on the greater of the highest or maximum anniversary value ("MAV") that occurs during the MAV Evaluation Period (defined below) or the Purchase Payments made in the first two years, adjusted for withdrawals during that period.



Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.



How and when can I elect Polaris Income Rewards and MarketLock?



You may only elect either feature at the time of contract issue. You may not change the option after election. Please refer to the Polaris Income Rewards Summary Table and the MarketLock section below for the age limitations associated with these features.



Generally, once you elect Polaris Income Rewards, it cannot be cancelled. MarketLock may be cancelled only as of the 5(th), 10(th), and remaining subsequent contract anniversaries. Requests to cancel MarketLock will be effective on the next available cancellation date after receipt. Once MarketLock is cancelled, you will no longer be charged for the feature and you may not re-elect the feature.



Polaris Income Rewards or MarketLock cannot be elected if you elect the Capital Protector feature. SEE CAPITAL PROTECTOR BELOW. Polaris Income Rewards and MarketLock may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.


How is the Benefit calculated?


In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Polaris Income Rewards options?



The table below is a summary of the three Polaris Income Rewards options we are currently offering.



POLARIS INCOME REWARDS SUMMARY:



-----------------------------------------------------------------------------------------
                                                                                MINIMUM
                                                                              WITHDRAWAL
                                                                              PERIOD* (IF
                                                                                MAXIMUM
                                                                  MAXIMUM       ANNUAL
                                                                  ANNUAL      WITHDRAWAL
                                      BENEFIT                   WITHDRAWAL      AMOUNT
                        MAXIMUM     AVAILABILITY    STEP-UP       AMOUNT         TAKEN
       OPTION         ELECTION AGE      DATE        AMOUNT     PERCENTAGE***  EACH YEAR)
-----------------------------------------------------------------------------------------
         1             Age 80 or      3 years       10%* of       10% of       11 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         2             Age 80 or      5 years       20%* of       10% of       12 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         3             Age 70 or     10 years      50%** of       10% of       15 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------



* You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.



** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be fewer years if you receive a reduced Step-Up Amount.



*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see Important Information section below.



How are the components for Polaris Income Rewards calculated?



First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.



Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.



Fourth, we determine a STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.



Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.


What is the fee for Polaris Income Rewards?


The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.



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       CONTRACT YEAR        ANNUALIZED FEE FOR STEP-UP OPTIONS
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         0-7 years          0.65% of Withdrawal Benefit Base
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        8-10 years          0.45% of Withdrawal Benefit Base
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            11+                         None
 -------------------------------------------------------------



What are the effects of withdrawal on Polaris Income Rewards?



The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:



     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.



     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:



          a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.



     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.



     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:



          a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.



     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.



     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.



     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.



What is the MarketLock option?



MarketLock provides a guarantee that the highest Anniversary Value during the relevant MAV Evaluation Period (defined below) can be withdrawn over the period that the feature is in effect. You may only elect MarketLock if you are age 75 or younger on the contract issue date. The table below is a summary of MarketLock option we are currently offering.



MARKETLOCK SUMMARY:



--------------------------------------------------------------
                                                    MAXIMUM
                                       MINIMUM       ANNUAL
                           MAXIMUM    WITHDRAWAL   WITHDRAWAL
                            ANNUAL      PERIOD       AMOUNT
                          WITHDRAWAL   PRIOR TO    PERCENTAGE
                           AMOUNT*       ANY      IF EXTENSION
TIME OF FIRST WITHDRAWAL  PERCENTAGE  EXTENSION    IS ELECTED
--------------------------------------------------------------
 Before 5(th) Benefit        5%       20 years        5%
    Year anniversary
--------------------------------------------------------------
  On or after 5(th)          7%         14.28         7%
      Benefit Year                      years
      anniversary
--------------------------------------------------------------
  On or after 10(th)         10%      10 years        7%
      Benefit Year
      anniversary
--------------------------------------------------------------
  On or after 20(th)         10%      10 years        10%
      Benefit Year
      anniversary
--------------------------------------------------------------



* For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see Important Information section below.



How are the components for MarketLock calculated?



FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements received if Polaris Rewards is elected or any spousal continuation contributions. Eligible Purchase Payments are limited to $1 million without our prior approval.



SECOND, we calculate the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary minus any Ineligible Purchase Payments.



THIRD, we determine the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below. If you do not elect to extend the MAV Evaluation Period, the period will automatically end.



FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is at least equal to Eligible Purchase Payments, as adjusted for withdrawals of contract value. Subsequent Eligible Purchase Payments are added to the MAV Benefit Base when they are received.



On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base. Any continuation contributions as a result of a spousal continuation, and Payment Enhancements if Polaris Rewards is elected, are included in calculating the Anniversary Values used to determine the MAV Benefit Base during the MAV Evaluation Period.



At the end of the MAV Evaluation Period, as long as MarketLock is still in effect and you are age [85] or younger, you will be given the chance to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. Any additional MAV Evaluation Periods, if available, will be for a time period that we determine and will be offered at our discretion. We will notify you of the time period available for election prior to the expiration of any MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should know that the provisions for the feature, such as the fee, will change to the provisions in effect at the time you elect to extend, which may be different from the provisions when you initially elected the feature.



If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries as described above, but will continue at the level in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals as described below. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.



FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is an amount calculated as a percentage of the MAV Benefit Base at the time of the first withdrawal and represents the maximum amount that may be withdrawn under this feature each contract year. These percentages are shown in the MarketLock Summary table, above. If the MAV Benefit Base is increased to the current Anniversary Value (as described above in the MAV Benefit Base section), the

Maximum Annual Withdrawal Amount will be recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Amount percentage multiplied by the new MAV Benefit Base.



FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Period is recalculated when the MAV Benefit Base is adjusted to a higher anniversary value, and is summarized in the MarketLock Summary table, above.



FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?



What is the fee for MarketLock?



The fee for MarketLock is 0.65% of the MAV Benefit Base. Each time you extend the MAV Evaluation Period, if offered and you elect it, the fee will be changed to the extension fee in effect at the time. The fee will be deducted quarterly from your contract value, starting on the first quarter following your contract date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender your contract or annuitize before the end of the quarter.



What are the effects of withdrawals on MarketLock?



The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of withdrawals of contract value. Total withdrawals in any contract year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. In addition to these amounts, withdrawals in excess of the Maximum Annual Withdrawal Amount also reduce the MAV Benefit Base by the amount of the excess withdrawal or, if greater, based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in proportionately greater reduction of the benefits under the feature. This may also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:



MAV BENEFIT BASE:



     Withdrawals reduce the MAV Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal; (2) If the withdrawal, or any portion of the withdrawal, causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:



          a. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, if any, that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced by the remainder of the withdrawal in the same proportion that the remaining contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a contract year does not exceed the Maximum Annual Withdrawal Amount for that contract year, the Maximum Annual Withdrawal Amount will not change for the next contract year unless your MAV Benefit Base is adjusted upward (as described above). If total withdrawals in a contract year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.



MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.



CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.



Effect of Withdrawals of Contract Value on Minimum Withdrawal Period



-----------------------------------------------------------
  AMOUNT WITHDRAWN
 IN A CONTRACT YEAR     EFFECT ON MINIMUM WITHDRAWAL PERIOD
-----------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the
  Maximum Annual        MAV Benefit Base on the anniversary
  Withdrawal Amount     date after any withdrawals on that
                        anniversary, divided by the current
                        Maximum Annual Withdrawal Amount
-----------------------------------------------------------
  Amounts in excess     New Minimum Withdrawal Period = the
  of the Maximum        Minimum Withdrawal Period at the
  Annual Withdrawal     prior contract anniversary minus
  Amount                one year
-----------------------------------------------------------



THE POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero?


If the contract value is zero but the Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



To receive your remaining Benefit, you may select one of the following options:



     1. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base or MAV Benefit Base, as applicable, equals zero; or



     3. any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.



What happens to Polaris Income Rewards and MarketLock upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spouse continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in anniversary values for these purposes. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.



Can my non-spousal beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards and MarketLock upon my death?



If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the MAV Benefit Base or the Stepped-Up Benefit Base, as applicable, is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.



Can Polaris Income Rewards and MarketLock be canceled?



Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary. If you elect MarketLock the feature may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee. You may not extend the MAV Evaluation Period upon cancellation. You may not re-elect MarketLock after cancellation.



Additionally, the feature automatically terminates upon the occurrence of one of the following:



     1. The Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, is equal to zero; or



     2. Annuitization of the contract; or



     3. Full surrender of the contract; or



     4. Death benefit is paid; or



     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, by 50% or more.


IMPORTANT INFORMATION


Polaris Income Rewards and MarketLock are designed to offer protection of your initial investment in the event of a significant market downturn. Polaris Income Rewards and MarketLock may not guarantee an income stream based on all Purchase Payments made into your contract. The Step-Up Options do not guarantee investment gains. Polaris Income Rewards and MarketLock does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day for the Step-Up Options, and the 2nd contract anniversary for MarketLock , following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Polaris Income Rewards and MarketLock if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.



WITHDRAWALS UNDER THESE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.



If you elect one of the Polaris Income Rewards options and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue

Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date.



Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.



We reserve the right to limit the maximum Eligible Purchase Payments to $1 million. We reserve the right to limit the investment options available under the contract if you elect these features for prospectively issued contracts.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS INCOME REWARDS AND/OR MARKETLOCK (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


CAPITAL PROTECTOR FEATURE

What is Capital Protector?


Capital Protector is an optional living benefit offered on your contract. If you elect this feature, you will be charged an annualized fee. At the end of 10 full contract years ("Waiting Period"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s) as specified below (less adjustments for withdrawals). Capital Protector offers protection in the event that your contract value declines due to unfavorable investment performance.


How and when can I elect the feature?


You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Capital Protector is not available if you elect Polaris Income Rewards or MarketLock. SEE POLARIS INCOME REWARDS AND MARKETLOCK ABOVE.



Capital Protector may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.


Can Capital Protector be cancelled?


Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the Waiting Period. The feature terminates automatically following the end of the Waiting Period. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the Waiting Period.


How is the Benefit calculated?


The Benefit is a one-time adjustment to your contract in the event that your contract value at the end of the Waiting Period ("Benefit Date") is less than the Purchase Payments made, as follows:



----------------------------------------------------------------------------------
                                              PERCENTAGE OF PURCHASE PAYMENTS
           TIME ELAPSED SINCE                         INCLUDED IN THE
        THE CONTRACT ISSUE DATE                     BENEFIT CALCULATION
----------------------------------------------------------------------------------
               0-90 Days                                    100%
----------------------------------------------------------------------------------
               91 Days +                                     0%
----------------------------------------------------------------------------------


The benefit calculation is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:


     (a) is the Purchase Payments received on or after the contract issue date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.


What is the fee for Capital Protector?


----------------------------------------------------------------------------------
             CONTRACT YEAR                            ANNUALIZED FEE*
----------------------------------------------------------------------------------
                  0-7                                      0.50%
----------------------------------------------------------------------------------
                  8-10                                     0.25%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.


What happens to Capital Protector upon a spousal continuation?


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated. The Waiting Period starts from the original issue date. The corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.


IMPORTANT INFORMATION


Capital Protector may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that

Capital Protector would not protect the majority of those payments.


Since Capital Protector may not guarantee a return of all Purchase Payments at the end of the Waiting Period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Waiting Period your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the Waiting Period. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce the value of the Benefit.



We will allocate any benefit amount contributed to the contract value on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE CAPITAL PROTECTOR (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                 DEATH BENEFIT
        ----------------------------------------------------------------
        ----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.



We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.


You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.



If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.



The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.



A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.


EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS


The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option must begin or under the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.



Other Beneficiary Continuation Options



Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).



Please consult your tax advisor regarding tax implications and your particular circumstances.


DEFINITION OF DEATH BENEFIT TERMS


The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

DEATH BENEFIT OPTIONS


This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.


OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION


If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:



     1.  Contract value; or



     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday; or



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.



The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION


If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:



     1. Contract value; or



     2. Net Purchase Payments received prior to your 86th birthday; or



     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If the contract is issued on or after your 83rd birthday but before your 86th birthday, the death benefit is greater of:



     1. Contract value; or



     2. The lesser of:



          a. Net Purchase Payments received prior to your 86th birthday; or


          b. 125% of Contract Value.



If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.



For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.


The death benefit options on contracts issued before June 1, 2004 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS


EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.



You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.


We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.


The table below applies to contracts issued prior to your 70th birthday:


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   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
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 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
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 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
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 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
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The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:


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      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
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 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
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* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?


Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.


What is the EstatePlus Percentage?


We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.


What is the Maximum EstatePlus Benefit?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.


EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.



A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.



To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.



Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.


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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.


SEPARATE ACCOUNT EXPENSES


The annual Separate Account expenses is 1.52% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.



Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.



If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.



We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The withdrawal charge schedule is as follows:


WITHDRAWAL CHARGE

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      YEAR           1        2        3        4        5        6        7        8+
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.



We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.


Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

INVESTMENT MANAGEMENT FEES


The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.


SERVICE FEES



Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.


There is an annualized 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series, Class 2 shares of WM Variable Trust, and Class 3 shares of the Anchor Series Trust and SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.


For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.


CONTRACT MAINTENANCE FEE


During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.



If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this fee. This waiver is subject to change without notice.


TRANSFER FEE


Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.


OPTIONAL POLARIS INCOME REWARDS FEE


The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:



 ----------------------------------------------------
       CONTRACT YEAR             ANNUALIZED FEE
 ----------------------------------------------------
         0-7 years             0.65% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
        8-10 years             0.45% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
         11+ years                    none
 ----------------------------------------------------



OPTIONAL MARKETLOCK FEE



The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:



 ----------------------------------------------------
                                 ANNUALIZED FEE
 ----------------------------------------------------
    All Contract Years                0.65%
 ----------------------------------------------------


OPTIONAL CAPITAL PROTECTOR FEE


The annualized fee for the Capital Protector feature is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:



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             CONTRACT YEAR                             ANNUALIZED FEE
----------------------------------------------------------------------------------
                  0-7                                      0.50%
----------------------------------------------------------------------------------
                  8-10                                     0.25%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------


OPTIONAL ESTATEPLUS FEE


The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.

PREMIUM TAX


Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED


Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.


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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS


You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.


We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please read the Statement of Additional Information for a more detailed discussion of the income options.


FIXED OR VARIABLE INCOME PAYMENTS


You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.


INCOME PAYMENTS


We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.


If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and


     - the contract value attributable to the Variable Portfolios on the Annuity Date; and


     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.


If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.



The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.


TRANSFERS DURING THE INCOME PHASE


During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.


TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.


These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


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                               OTHER INFORMATION
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AIG SUNAMERICA LIFE


The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


THE SEPARATE ACCOUNT


The Company established the Separate Account, Variable Separate Account, under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.



The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.


THE GENERAL ACCOUNT


Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS


Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.


We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.



Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


PAYMENTS WE RECEIVE


In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.


ADMINISTRATION


We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.


We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.



A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.



On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004.



Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.



AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.



In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.



FINANCIAL STATEMENTS



THE COMPANY AND THE SEPARATE AGREEMENT



The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are included and the financial statements of Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



AIG SUPPORT AGREEMENT



AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.



WHERE YOU CAN FIND MORE INFORMATION



The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.



We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.



The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:



WASHINGTON, DISTRICT OF COLUMBIA



100 F. Street, N.E., Room 1580



Washington, DC 20549



CHICAGO, ILLINOIS



175 W. Jackson Boulevard



Chicago, IL 60604



NEW YORK, NEW YORK



3 World Financial, Room 4300



New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:



AIG SunAmerica Life Assurance Company



Annuity Service Center



P.O. Box 54299



Los Angeles, California 90054-0299



Telephone Number: (800) 445-SUN2


REGISTRATION STATEMENT


Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     AIG SunAmerica Life Assurance Company (the "Company") was incorporated as Anchor National Life Insurance Company under the laws of the State of Arizona on April 12, 1965 while the Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, after which time it began doing business under its new name, AIG SunAmerica Life Assurance Company.

     The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management.

     The Company has no employees; however, employees of AIGRS and other affiliates of the Company perform various services for the Company. AIGRS had approximately 1,900 employees at December 31, 2004, approximately 1,100 of whom perform services for the Company as well as for certain of its affiliates.

     The Company's primary activities are retirement services, herein discussed as annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts ("GICs"). The asset management operations are conducted by the Company's registered investment advisor subsidiary, AIG SunAmerica Asset Management Corp ("SAAMCo"), and its wholly owned distributor, AIG SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing administrator, AIG SunAmerica Fund Services, Inc. ("SFS"). See Note 13 of Notes to the Consolidated Financial Statements for operating results by segment.

     The Company ranks among the largest U.S. issuers of variable annuity contracts. The Company distributes its products and services through an extensive network of independent broker-dealers, full-service securities firms and financial institutions. In prior years, GICs were marketed directly to banks, municipalities, asset management firms and direct plan sponsors and through intermediaries, such as managers or consultants servicing these groups. In addition to distributing its variable annuity products through its nine affiliated broker-dealers, the Company distributes its products through a vast network of independent broker-dealers, full-service securities firms and financial institutions. In total, more than 84,000 independent sales representatives are appointed to sell the Company's annuity products. The Company's nine affiliated broker-dealers are among the largest networks of registered representatives in the nation. Sales through affiliated broker-dealers accounted for approximately a quarter of the Company's total annuity sales in 2004.

     The Company believes that demographic trends have produced strong consumer demand for long-term, investment-oriented products. According to U.S. Census Bureau projections, the number of individuals between the ages of 45 to 64 grew from 51 million to 69 million from 1994 to 2003, making this age group the fastest-growing segment of the U.S. population. Between 1994 and 2003, annual industry premiums from fixed and variable annuities increased from $155 billion to $267 billion.

     Benefiting from continued strong growth of the retirement savings market, industry sales of tax-deferred savings products have represented, for a number of years, a significantly larger source of new premiums for the U.S. life insurance industry than have traditional life insurance products. Recognizing the growth potential of this market, the Company focuses its life operations on the sale of variable annuity contracts. In recent years, the Company has enhanced its marketing efforts and expanded its offerings of fee-based variable annuity contracts. Variable accounts within the Company's variable annuity business entail no portfolio credit risk and requires significantly less capital support than the fixed accounts of variable annuity contracts ("Fixed Options"), which generate net investment income.

     The following table shows the Company's investment income, net realized investment losses and fee income for the year ended December 31, 2004 by primary product line or service:

                         NET INVESTMENT AND FEE INCOME


                                                               AMOUNT       PERCENT           PRIMARY PRODUCT OR SERVICE
                                                              ---------     --------   -----------------------------------------
                                                              (IN THOUSANDS, EXCEPT
                                                                 FOR PERCENTAGES)
Fee income:
  Variable annuity policy fees, net of reinsurance..........  $369,141       42.2%     Variable annuity contracts
  Asset management fees.....................................    89,569        10.2     Asset management
  Universal life policy fees, net of reinsurance............    33,899         3.9     Universal life products
  Surrender charges.........................................    26,219         3.0     Fixed and variable annuity contracts
  Other fees................................................    15,753         1.8     Asset management
                                                              --------       -----
  Total fee income..........................................   534,581        61.1
Investment income...........................................   363,594        41.6     Fixed annuity contracts and Fixed Options
Net realized investment losses..............................   (23,807)       (2.7)    Fixed annuity contracts and Fixed Options
                                                              --------       -----
Total net investment and fee income.........................  $874,368      100.0%
                                                              ========       =====



ANNUITY OPERATIONS - SEPARATE ACCOUNT


     The annuity operations principally engaged in the business of issuing variable annuity contracts directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuity contracts, universal life insurance contracts and GICs directed to the institutional marketplace.

     The Company's variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fees on the amounts earned in variable account options of its variable annuity products held in separate accounts and net investment income on the Fixed Options held in the general account. Variable annuity contracts offer retirement planning features similar to those offered by fixed annuity contracts, but differ in that the contract holder's rate of return is generally dependent upon the investment performance of the particular equity, fixed-income, money market or asset allocation fund selected by the contract holder. Because the investment risk is generally borne by the customer in all but the Fixed Options, these products require significantly less capital support than fixed annuity contracts.

     At December 31, 2004, variable product liabilities were $26.04 billion, of which $22.61 billion were held in separate accounts and $3.43 billion were the liabilities of the Fixed Options, held in the Company's general account. The Company's variable annuity products incorporate incentives, surrender charges and/or other restrictions to encourage persistency. At December 31, 2004, 71% of the Company's variable annuity liabilities held in separate accounts were subject to surrender penalties or other restrictions. The Company's variable annuity products also generally limit the number of transfers made in a specified period between account options without the assessment of a fee. The average size of a new variable annuity contract sold by the Company in 2004 was approximately $74,000.


ANNUITY OPERATIONS - GENERAL ACCOUNT


     The Company's general account obligations are fixed-rate products, principally Fixed Options, but also including fixed annuity contracts, GICs and universal life insurance contracts ("Fixed-Rate Products") issued in prior years. The Fixed Options provide interest rate guarantees of certain periods ranging up to ten years. Although the Company's annuity contracts remain in force an average of seven to ten years, approximately 77% of the reserves for fixed annuity contracts and Fixed Options, as well as the universal life insurance contracts, reprice annually at discretionary rates determined by the Company subject to a minimum rate guarantee ranging from 1.5% to 4.0%, depending on the contract. In repricing, the Company takes into account yield characteristics of its investment portfolio, surrender assumptions and competitive industry pricing, among other factors.

     In prior years, the Company augmented its retail annuity business with the sale of institutional products. At December 31, 2004, the Company had $211.4 million of fixed-maturity, variable-rate GIC obligations that reprice periodically based upon certain defined indices and $3.9 million of fixed-maturity, fixed-rate GICs.

     The Company designs its Fixed-Rate Products and conducts its investment operations in order to closely match the duration and cash flows of the assets in its investment portfolio to its fixed-rate obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed-rate securities. The Company's Fixed-Rate Products incorporate incentives, surrender charges and other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had incentives, surrender penalties and/or other restrictions at December 31, 2004.

INVESTMENT OPERATIONS

     The Company believes a portfolio principally composed of fixed-rate investments that generate predictable rates of return should back its liabilities for Fixed-Rate Products. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. The majority of the Company's invested assets are managed by an affiliate of AIG. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.


     For more information concerning the Company's investments, including the risks inherent in such investments, see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Resources and Liquidity."


ASSET MANAGEMENT OPERATIONS

     Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, SAAMCo, which in turn has two wholly owned subsidiaries: SACS and SFS. Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. This contribution increased the Company's shareholder's equity by $150,653,000. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows have been restated for the years ended December 31, 2003 and 2002 for the addition and subtraction to pretax income of $16,345,000 and $4,464,000, respectively, to reflect the SAAMCo activity.

     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, serving as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

REGULATION

     The Company, in common with other insurers, is subject to regulation and supervision by the states and jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single contract, deposits of securities for the benefit of contract holders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of contract holders rather than security holders.

     Risk-based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of December 31, 2004.

     The federal government does not directly regulate the business of insurance, however, the Company, its subsidiaries and its products are governed by federal agencies, including the Securities and Exchange Commission ("SEC"), the Internal Revenue Service and the self-regulatory organization, National Association of Securities Dealers, Inc. ("NASD"). Federal legislation and administrative policies in several areas, including financial services regulation, pension regulation and federal taxation, can significantly and adversely affect the insurance industry. The federal government has from time to time considered legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products, changes in the

Employee Retirement Income Security Act regulations, the alteration of the federal income tax structure and the availability of Section 401(k) and individual retirement accounts. Although the ultimate effect of any such changes, if implemented, is uncertain, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.

     Recently there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and life insurers issuing variable annuity products. These inquiries have focused on a number of issues including, among other items, after-hours trading, short-term trading (sometimes referred to as market timing), suitability, revenue sharing arrangements and greater transparency regarding compensation arrangements. There are several rule proposals pending at the SEC, the NASD and on a federal level, which, if passed, could have an impact on the business of the Company and/or its subsidiaries.

COMPETITION

     The businesses conducted by the Company are highly competitive. The Company competes with other life insurers, and also competes for customers' funds with a variety of investment products offered by financial services companies other than life insurance companies, such as banks, investment advisors, mutual fund companies and other financial institutions. In 2003, net annuity premiums written among the top 100 companies ranged from approximately $79 million to approximately $20 billion annually. The Company together with its affiliates ranked third largest of this group. The Company believes the primary competitive factors among life insurance companies for investment-oriented insurance products, such as annuities include product flexibility, net return after fees, innovation in product design, the insurer financial strength rating and the name recognition of the issuing company, the availability of distribution channels and service rendered to the customer before and after a contract is issued. Other factors affecting the annuity business include the benefits (including before-tax and after-tax investment returns) and guarantees provided to the customer and the commissions paid.

AVAILABLE INFORMATION

     AIG SunAmerica Life Assurance Company (the "Company") files annual, quarterly, and current reports and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains annual, quarterly, and current reports and other information that issuers (including the Company) file electronically with the SEC. The SEC's website is http://www.sec.gov. Additionally, any materials the Company files with the SEC may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company does not maintain a website.

     The Company makes available free of charge, Annual Reports on Form 10-K, Quarterly Reports of Form 10-Q and Current Reports of Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after such materials are electronically filed with, or furnished to the SEC.


SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION



     Indemnification for liabilities arising under the 1933 Act is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.


DESCRIPTION OF PROPERTY

     The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California 90067. The Company, through an affiliate, also leases office space in Woodland Hills, California and Jersey City, New Jersey.

     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.

SELECTED FINANCIAL DATA

     The following selected financial data of the Company should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included elsewhere herein.

     The following selected financial date of the Company for years prior to December 31, 2004 have been restated as if the contribution of SAAMCo and its related subsidiaries were effective as of the earliest period reported below. The following amounts include only the subsidiaries of SAAMCo as of December 31, 2004.


                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2004       2003       2002       2001       2000
                                                              --------   --------   --------   --------   --------
                                                                                 (IN THOUSANDS)
Results of Operations
Revenues:
Fee income, net of reinsurance..............................  $534,581   $427,091   $444,002   $481,945   $549,970
Investment income...........................................   363,594    402,923    387,355    370,198    398,168
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)   (59,784)   (15,177)
                                                              --------   --------   --------   --------   --------
  Total revenues............................................   874,368    799,660    765,546    792,359    932,961
Benefits and Expenses:
Interest expense............................................   222,749    240,213    238,129    244,614    264,493
Amortization of bonus interest..............................    10,357     19,776     16,277     11,938      3,824
General and administrative expenses.........................   131,612    119,093    115,210     99,232    138,955
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484    208,378    154,183
Annual commissions..........................................    64,323     55,661     58,389     58,278     56,473
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716     17,566     19,914
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492     17,839        614
                                                              --------   --------   --------   --------   --------
  Total benefits & expenses.................................   662,867    675,883    733,697    657,845    638,456
                                                              --------   --------   --------   --------   --------
Pretax income before cumulative effect of accounting
  change....................................................   211,501    123,777     31,849    134,514    294,505
Income tax expense..........................................     6,410     30,247        160     21,824     94,400
                                                              --------   --------   --------   --------   --------
Net income before cumulative effect of accounting change....   205,091     93,530     31,689    112,690    200,105
                                                              --------   --------   --------   --------   --------
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --    (10,342)        --
                                                              --------   --------   --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689   $102,348   $200,105
                                                              ========   ========   ========   ========   ========



     In 2004, the Company adopted AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), which was recorded as a cumulative effect of accounting change. (See Note 2 of Notes to Consolidated Financial Statements).

     In 2001, the Company adopted EITF 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" and Statement of Financial Accounting Standard 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133), which were recorded as a cumulative effect of accounting change.


                                                                                   DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                           2004          2003          2002          2001          2000
                                                        -----------   -----------   -----------   -----------   -----------
                                                                                  (IN THOUSANDS)
Financial Position
Investments and cash..................................  $ 7,125,986   $ 7,124,633   $ 7,248,324   $ 6,294,148   $ 5,249,827
Variable annuity assets held in separate accounts.....   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Deferred acquisition costs and other deferred
  expenses............................................    1,606,870     1,505,328     1,436,802     1,419,498     1,286,456
Other assets..........................................      150,708       162,970       309,221       258,446       177,468
                                                        -----------   -----------   -----------   -----------   -----------
Total Assets..........................................  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                        ===========   ===========   ===========   ===========   ===========
Reserves for fixed annuity and fixed accounts of
  variable annuity contracts..........................  $ 3,948,158   $ 4,274,329   $ 4,285,098   $ 3,498,917   $ 2,778,229
Reserves for universal life insurance contracts.......    1,535,905     1,609,233     1,676,073     1,738,493     1,832,667
Reserves for guaranteed investment contracts..........      215,331       218,032       359,561       483,861       610,672
Variable annuity liabilities related to separate
  accounts............................................   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Other payables and accrued liabilities................    1,172,594       794,031       831,138       839,032       268,201
Subordinated notes payable to affiliates..............           --        40,960        40,960        47,960        55,119
Deferred income taxes.................................      257,532       242,556       341,935       211,242        81,989
Shareholder's equity..................................    1,754,044     1,613,790     1,459,582     1,152,587     1,086,874
                                                        -----------   -----------   -----------   -----------   -----------
Total Liabilities and Shareholder's Equity............  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                        ===========   ===========   ===========   ===========   ===========


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (the "Company") for the years ended December 31, 2004 ("2004"), 2003 ("2003") and 2002 ("2002") follows.
Certain prior period amounts have been reclassified to conform to the current period's presentation.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing, competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

CRITICAL ACCOUNTING POLICIES

     The Company considers its most critical accounting policies those policies with respect to valuation of certain financial instruments, amortization of deferred acquisition costs ("DAC") and other deferred expenses and the reserve for guaranteed benefits. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows.

     Valuation of Certain Financial Instruments: Gross unrealized losses on debt and equity securities available for sale amounted to $27.1 million at December 31, 2004. In determining if and when a decline in fair value below amortized cost is other than temporary, the Company evaluates at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for investments in debt and equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other than temporary, the Company recognizes an impairment loss in the current period operating results to the extent of the decline (See also discussion within "Capital Resources and Liquidity" herein).


     Securities in the Company's portfolio with a carrying value of approximately $813.0 million at December 31, 2004 do not have readily determinable market prices. For these securities, the Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. The Company's ability to liquidate its positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and the Company may not be able to dispose of these investments in a timely manner. Although the Company believes its estimates reasonably reflect the fair value of those securities, the key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral, if any, and other factors may not reflect those of an active market.

     Amortization of Deferred Acquisition Costs and Other Deferred Expenses:
Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. Such costs are deferred and amortized over the estimated lives of the annuity contracts. Approximately 81% of the amortization of DAC and other deferred expenses was attributed to policy acquisition costs deferred by the annuity operations and 19% was attributed to the distribution costs deferred by the asset management operations. For the annuity operations, the Company amortizes DAC and other deferred expenses based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, Fixed Options and universal life insurance contracts) supporting these obligations, costs of providing contract guarantees and the level of expenses necessary to administer the policies. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when current or estimates of future gross profits to be realized from its annuity contracts are revised as more fully described below. Substantially all of the DAC balance attributed to annuity operations at December 31, 2004 related to variable annuity contracts.

     DAC amortization on annuities is impacted by surrender rates, claims costs, and the actual and assumed future growth rate of the assets supporting the Company's obligations under annuity policies. With respect to Fixed Options, the growth rate depends on the yield on the general account assets supporting those annuity contracts. With respect to the variable options of the variable annuity contracts, the growth rate depends on the performance of the investment options available under the annuity contract and the allocation of assets among these various investment options.

     The assumption the Company uses for the long-term annual net growth rate of the separate account assets in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows it to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would be approximately 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate assumption (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

     For the asset management operations, the Company defers distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or a contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). These costs are amortized on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. The carrying value of the deferred asset is subject to continuous review based on projected Distribution Fee Revenue. Amortization of deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

     Reserve for Guaranteed Benefits: Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") which was adopted on January 1, 2004, the Company is required to recognize a liability for guaranteed minimum death benefits and other guaranteed benefits. In calculating the projected liability, five thousand stochastically generated investment performance scenarios were developed using the Company's best estimates. These assumptions included, among others, mean equity return and volatility, mortality rates and lapse rates. The estimation of cash flow and the determination of the assumptions used require judgment, which can, at times, be subjective.


     Several of the guaranteed benefits are sensitive to equity market conditions. The Company uses the purchase of reinsurance and capital market hedging strategies to mitigate the risk of paying benefits in excess of account values as a result of significant downturns in equity markets. Risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility. Reinsurance or hedges are secured when the cost is less than the risk reduction. The Company expects to use either additional reinsurance or capital market hedges for risk mitigation on an opportunistic basis. Despite the purchase of reinsurance or hedges, the reinsurance or hedge secured may be inadequate to completely offset the effects of changes in equity markets.

BUSINESS SEGMENTS

     Effective January 1, 2004, SunAmerica Life Insurance Company (the "Parent"), the parent of the Company, contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo"), which in turn has two wholly owned subsidiaries:
AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS"). This contribution increased the Company's shareholder's equity by approximately $150.7 million (see Note 1 of Notes to Consolidated Financial Statements). Effective January 1, 2004, the Company's earnings include the asset management operations of SAAMCo, SACS and SFS. Prior year results have been restated to account for this contribution as if it had occurred at the beginning of the earliest period presented.


     The Company has two business segments: annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts. The Company focuses primarily on the marketing of variable annuity products. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fee income on amounts invested in the variable account options and net investment spread on the Fixed Options.


     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, servicing as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

RESULTS OF OPERATIONS

     NET INCOME totaled $142.5 million in 2004, compared with $93.5 million in 2003 and $31.7 million in 2002.

     CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of SOP 03-1 on January 1, 2004. The Company recorded a loss of $62.6 million, net of tax, which is recognized in the consolidated statement of income and comprehensive income as a cumulative effect of accounting change for the year ended December 31, 2004.

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $211.5 million in 2004, compared with $123.8 million in 2003 and $31.8 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee and asset management fee income, partially offset by lower investment income and higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to reductions in net realized investment losses and amortization of DAC and other expenses.

     INCOME TAX EXPENSE totaled $6.4 million in 2004, $30.2 million in 2003 and $0.2 million in 2002 representing effective tax rates of 3%, 24% and 1%, respectively. The tax expense in 2004 included the benefit of $39.7 million resulting from the reduction of the prior year tax liability based on additional information becoming available. Excluding this benefit the effective tax rate is 22% in 2004. The unusually low effective tax rate for 2002 is due primarily to the lower relative pretax income without corresponding reductions in permanent tax differences. See Note 11 of the Notes to Consolidated Financial Statements for a reconciliation of income tax expense to the federal statutory rate.

ANNUITY OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $176.9 million in 2004, compared with $98.7 million in 2003 and $27.7 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee income and lower amortization of deferred acquisition costs and other deferred expenses partially offset by higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to lower net realized investment losses and improved net investment income as customers allocated more dollars to the fixed rate portion of variable annuity contracts.

     NET INVESTMENT SPREAD, a non-GAAP measure, represents investment income less interest credited to Fixed-Rate Products is a key measurement used by the Company in evaluating the profitability of its annuity business. Investment income includes income earned on invested assets, as well as the mark-to-market on both purchased derivatives and embedded derivatives inherent in certain product guarantees. Accordingly, the Company presents an analysis of net investment spread because the Company has determined this measure to be useful and meaningful.

     In evaluating its investment yield and net investment spread, the Company calculates average invested assets using the amortized cost of bonds, notes and redeemable preferred stocks. This basis does not include unrealized gains and losses, which are reflected in the carrying value (i.e., fair value) of those investments pursuant to Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In the calculation of average invested assets, the Company excludes collateral received from a securities lending program, which is offset by a securities lending payable in the same amount. The Company participates in a securities lending program with an affiliated agent, pursuant to which it lends its securities and primarily takes cash as collateral with respect to the securities lent. Participation in securities lending agreements provides additional net investment income for the Company, resulting from investment income earned on the collateral, less interest paid on the securities lending agreements and the related management fees paid to an affiliate to administer the program.

     An analysis of net investment spread and a reconciliation to pretax income before cumulative effect of accounting change is presented in the following table:


                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2004        2003        2002
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Investment income...........................................  $ 362,631   $ 398,304   $ 377,556
Interest credited to fixed annuity contracts and Fixed
  Options...................................................   (140,889)   (153,636)   (142,973)
Interest credited to universal life insurance contracts.....    (73,745)    (76,415)    (80,021)
Interest credited to guaranteed investment contracts........     (6,034)     (7,534)    (11,267)
                                                              ---------   ---------   ---------
Net investment spread.......................................    141,963     160,719     143,295
Net realized investment losses..............................    (24,100)    (30,354)    (65,811)
Fee income, net of reinsurance..............................    429,259     344,908     358,983
Amortization of bonus interest..............................    (10,357)    (19,776)    (16,277)
General and administrative expenses.........................    (93,188)    (83,013)    (79,287)
Amortization of DAC and other deferred expenses.............   (126,142)   (137,130)   (171,583)
Annual commissions..........................................    (64,323)    (55,661)    (58,389)
Claims on UL contracts, net of reinsurance recoveries.......    (17,420)    (17,766)    (15,716)
Guaranteed benefits, net of reinsurance recoveries..........    (58,756)    (63,268)    (67,492)
                                                              ---------   ---------   ---------
Pretax income before cumulative effect of accounting
  change....................................................  $ 176,936   $  98,659   $  27,723
                                                              =========   =========   =========


     Net investment spread totaled $142.0 million in 2004, compared to $160.7 million in 2003 and $143.3 million in 2002. These amounts equal 2.28% on average invested assets (computed on a daily basis) of $6.22 billion in 2004, 2.37% on average invested assets of $6.66 billion in 2003 and 2.41% on average invested assets of $6.09 billion in 2002. The decrease in net investment spread in 2004 from 2003 reflected results from lower average invested assets as discussed below and reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2003 and 2004. The increase in net investment spread in 2003 from 2002 resulted from substantial growth in average invested assets and effective management of interest crediting rates to offset lower yields available on invested assets.

     The components of net investment spread were as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   -----------
                                                                      (DOLLARS IN THOUSANDS)
Net investment spread.......................................  $   141,963   $   160,719   $   143,295
Average invested assets.....................................    6,216,792     6,656,360     6,086,517
Average interest-bearing liabilities........................   (5,942,627)   (6,407,102)   (5,962,521)
Yield on average invested assets............................         5.83%         5.98%         6.20%
Rate paid on average interest-bearing liabilities...........         3.71          3.71          3.93
                                                              -----------   -----------   -----------
Difference between yield and interest rate paid.............         2.12%         2.27%         2.27%
                                                              ===========   ===========   ===========
Net investment spread as a percentage of average invested
  assets....................................................         2.28%         2.41%         2.35%
                                                              ===========   ===========   ===========


     The decline in average invested assets resulted primarily from net exchanges from Fixed Options into the separate accounts of variable annuity contracts, partially offset by new deposits of Fixed Options. Deposits of Fixed Options and renewal deposits on its universal life insurance contracts totaled $1.41 billion 2004, $1.58 billion in 2003 and $1.78 billion in 2002, and are primarily deposits for the Fixed Options. Deposits of Fixed Options represent 24% in 2004, 27% in 2003 and 34% in 2002, of the related reserve balances at the beginning of the respective periods.

     Net investment spread includes the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $274.2 million in 2004, compared with $249.3 million in 2003 and $124.0 million in 2002. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 2.12% in 2004 and 2.27% in 2003 and 2.27% in 2002.

     Investment income (and the related yields on average invested assets) totaled $362.6 million (5.83%) in 2004, compared with $398.3 million (5.98%) in 2003 and $377.6 million (6.20%) in 2002. The decrease in the investment yield primarily reflects the reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2002, 2003 and 2004, as well as a $4.3 million reduction in income from the mark to market of the S&P 500 put options and the guaranteed minimum account value and guaranteed minimum withdrawal benefit embedded derivatives in 2004. Excluding the impact of the put options and embedded derivatives, investment income would have been $361.6 million (5.82%) and $393.0 million (5.90%) in 2004 and 2003, respectively. Expenses incurred to manage the investment portfolio amounted to $2.5 million in 2004, $2.3 million in 2003 and $2.4 million in 2002. These expenses are included as a reduction of investment income in the consolidated statement of income and comprehensive income.

     Interest expense (and the related rate paid on average interest-bearing liabilities) totaled $220.7 million (3.71%) in 2004, $237.6 million (3.71%) in 2003 and $234.3 million (3.93%) in 2002. Interest-bearing liabilities averaged $5.94 billion during 2004, $6.41 billion during 2003 and $5.96 billion during 2002.

     NET REALIZED INVESTMENT LOSSES totaled $24.1 million in 2004, $30.4 million in 2003 and $65.8 million in 2002 and include impairment writedowns of $21.1 million, $54.1 million and $57.3 million, respectively. Thus, net realized losses from sales and redemptions of investments totaled $3.0 million in 2004, compared with net realized gains of $23.7 million in 2003 and net realized losses of $8.5 million in 2002.

     The Company sold or redeemed invested assets, principally bonds and notes, aggregating $1.97 billion in 2004, $2.21 billion in 2003 and $1.60 billion in 2002. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.05%, 0.36% and 0.14% of average invested assets for 2004, 2003 and 2002, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

     Impairment writedowns include $21.1 million, $54.1 million and $57.3 million of provisions principally applied to bonds in 2004, 2003 and 2002, respectively. Impairment writedowns represent 0.34%, 0.81% and 0.96% of average invested assets in the respective periods. For the five years ended December 31, 2004, impairment writedowns as a percentage of average invested assets have ranged from 0.34% to 1.27% and have averaged 0.75%. Such writedowns are based upon estimates of the fair value of invested assets and recorded when declines in the value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.

     VARIABLE ANNUITY POLICY FEES, NET OF REINSURANCE are generally based on the market value of assets in the separate accounts supporting variable annuity contracts. Such fees totaled $369.1 million in 2004, $281.4 million in 2003 and $286.9 million in 2002 and are net of reinsurance premiums of $28.6 million, $30.8 million and $22.5 million, respectively. The increased fees in 2004 compared to 2003 primarily reflect the improved equity market conditions in 2004 and the latter part of 2003, and the resulting favorable impact on market values of the assets in the separate accounts. The decreased fees in 2003 as compared to 2002 reflected increased reinsurance premiums. Variable annuity policy fees represent 1.8%, 1.7% and 1.7% of average variable annuity assets in 2004, 2003 and 2002, respectively. Variable annuity assets averaged $20.41 billion, $16.32 billion and $16.45 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the Fixed Options, totaled $2.65 billion in 2004, $1.73 billion in 2003 and $1.18 billion in 2002. These amounts represent 14%, 12% and 6% of variable annuity reserves at the beginning of the respective periods. The increase in variable annuity deposits in 2004 and 2003 reflected increased demand for variable annuity products due to the improved equity market conditions in 2004 and the latter part of 2003. Transfers from the Fixed Options to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

     Sales of variable annuity products (which include deposits allocated to the Fixed Options) ("Variable Annuity Product Sales") amounted to $4.01 billion, $3.27 billion and $2.92 billion in 2004, 2003 and 2002, respectively. Such sales primarily reflect those of the Company's Polaris and Seasons families of variable annuity products. The Company's variable annuity products are primarily multi-manager variable annuities that offer investors a choice of several variable funds as well as up to seven fixed funds, depending on the product. The increase in Variable Annuity Product Sales in 2004 and 2003 reflects the generally improved equity market conditions in 2004 and the latter part of 2003.

     The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, federal initiatives are proposed that could affect the taxation of annuities (see "Regulation").

     With respect to all reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and periodic monitoring of these ratings of the reinsurers, such risks are considered to be minimal.

     UNIVERSAL LIFE INSURANCE POLICY FEES, NET OF REINSURANCE amounted to $33.9 million in 2004, $35.8 million in 2003 and $36.3 million in 2002 and are net of reinsurance premiums of $34.3 million, $33.7 million and $34.1 million, respectively. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company acquired its universal life insurance contracts as part of the acquisition of business from MBL Life Assurance Corporation on December 31, 1998 and does not actively market such contracts. Such fees represent 2.20%, 2.23% and 2.17% of average reserves for universal life insurance contracts in the respective periods.

     SURRENDER CHARGES on variable annuity and universal life insurance contracts totaled $26.2 million in 2004, $27.7 million in 2003 and $32.5 million in 2002. Surrender charge periods range from zero to nine years from the date a deposit is received. Surrender charges generally are assessed on withdrawals at declining rates.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $93.2 million in 2004, $83.0 million in 2003 and $79.3 million in 2002. The increase in 2004 results from higher information technology costs and payroll related expenses resulting from the servicing of a larger block of annuity contracts. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.


     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES totaled $126.1 million in 2004, compared with $137.1 million in 2003 and $171.6 million in 2002. DAC amortization in 2003 reflected a declining market which led to higher DAC amortization (i.e. impairments on specific products) during the first nine months of 2003 and is partially offset by an $18.0 million DAC unlocking. The higher amortization in 2002 was primarily related to lower estimates of future gross profits on variable annuity contracts compared to the prior years in light of the downturn in the equity markets in 2002, and additional variable annuity product sales over the last twelve months and the subsequent amortization of related deferred commissions and other direct selling costs.


     ANNUAL COMMISSIONS totaled $64.3 million in 2004, compared with $55.7 million in 2003 and $58.4 million in 2002. Annual commissions generally represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The vast majority of the Company's average balances of its variable annuity products are currently subject to such annual commissions.

     CLAIMS ON UNIVERSAL LIFE CONTRACTS, NET OF REINSURANCE RECOVERIES totaled $17.4 million in 2004, compared with $17.8 million in 2003 and $15.7 million in 2002 (net of reinsurance recoveries of $34.2 million in 2004, $34.0 million in 2003 and $29.2 million in 2002). The change in such claims resulted principally from changes in mortality experience and the reinsurance recoveries there on.

     GUARANTEED BENEFITS, NET OF REINSURANCE RECOVERIES on variable annuity contracts totaled $58.8 million in 2004, compared with $63.3 million in 2003 and $67.5 million in 2002 and are net of reinsurance recoveries of $2.7 million, $8.0 million and $8.4 million, respectively. These guaranteed benefits consist primarily of guaranteed minimum death benefits as well as immaterial amounts of earnings enhancement benefits and guaranteed minimum income benefits. These guarantees are described in more detail in the following paragraphs. The decrease during 2004 reflects the generally improved equity market conditions in 2004 and the latter part of 2003. Downturns in the equity markets could increase these expenses.


     Guaranteed minimum death benefits ("GMDB") are issued on a majority of the Company's variable annuity products. GMDB provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of
(1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. On January 1, 2004, the Company recorded a liability for guaranteed benefits including GMDB (see Note 2 of Notes to Consolidated Financial Statements) pursuant to adoption of a new accounting standard, SOP 03-1.


     Earnings enhancement benefit ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     Guaranteed minimum income benefit ("GMIB") is a feature the Company offers on certain variable annuity products. This feature provides a minimum fixed annuity payment guarantee for those contract holders who choose to receive fixed lifetime annuity payments after a seven, nine, or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The Company has eliminated offering a GMIB feature that guarantees a return in excess of the amount to be annuitized in order to mitigate its exposure.

     Guaranteed minimum account value ("GMAV") is a feature the Company offers on certain variable annuity products in the third quarter of 2002. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMAV benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period, as elected by the contract holder at the time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMWB benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Management expects substantially all of the Company's near-term exposure to guaranteed benefits will relate to GMDB and EEB. As sales of products with other guaranteed benefits increase, the Company expects these other guarantees to have an increasing impact on operating results, under current hedging strategies.

ASSET MANAGEMENT OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $34.6 million in 2004, compared to $25.1 million in 2003 and $4.1 million in 2002. The increases in 2004 from 2003 resulted from the impact of higher average asset base and higher margin on account servicing fees, partially offset by increased amortization of DAC and other deferred expenses. The increase in 2003 from 2002 resulted from decreased amortization of DAC and other deferred expenses.

     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed by SAAMCo in its mutual funds and certain variable annuity portfolios. Such fees totaled $89.6 million on average assets managed of $9.65 billion in 2004, $66.7 million on average assets managed of $8.15 billion in 2003 and $66.4 million on average assets managed of $7.64 billion in 2002. The increase in asset management fees is primarily the result of a higher average asset base and higher margin on account servicing fees. Mutual fund sales, excluding sales of money market accounts and private accounts, totaled $2.14 billion in 2004, compared to $2.23 billion in 2003 and $1.67 billion in 2002. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $1.56 billion in 2004, $1.55 billion in 2003 and $1.55 billion in 2002, which represent 20%, 25% and 25%, respectively, of average related mutual fund assets. The 4% decrease in mutual fund sales in 2004 compared to 2003 primarily reflects generally difficult equity market conditions in the second and third quarters of 2004. The increase in sales in 2003 principally reflects increasing demand for equity products, due to generally improved equity market conditions in the latter part of 2003.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $38.4 million in 2004, $36.1 million in 2003 and $35.9 million in 2002. General and administrative expenses increased in 2004 due primarily to higher employee-related costs.


     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES includes amortization of distribution costs that totaled $31.5 million in 2004, compared with $23.0 million in 2003 and $35.9 million in 2002. The increased amortization in 2004 was primarily due to additional mutual fund sales and amortization of the deferred commissions thereon. In 2002, amortization of deferred acquisition costs and other deferred expenses included additional amortization of $24.2 million, resulting from certain distribution costs whose carrying value exceeded projected revenue.


CAPITAL RESOURCES AND LIQUIDITY

     SHAREHOLDER'S EQUITY increased to $1.75 billion at December 31, 2004 from $1.61 billion at December 31, 2003 due to $142.5 million of net income and $49.1 million of capital contribution from Parent partially offset by a $49.1 million tax effect on a distribution of investment and a $2.5 million dividend to the Parent.

     INVESTMENTS AND CASH at December 31, 2004 totaled $7.13 billion, compared with $7.14 billion at December 31, 2003. The Company's invested assets are managed by an affiliate. The following table summarizes the Company's portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") and other investments and cash at December 31, 2004 and 2003:


                                                                 DECEMBER 31, 2004         DECEMBER 31, 2003
                                                              -----------------------   -----------------------
                                                                 FAIR      PERCENT OF      FAIR      PERCENT OF
                                                                VALUE      PORTFOLIO      VALUE      PORTFOLIO
                                                              ----------   ----------   ----------   ----------
BOND PORTFOLIO:                                                    (IN THOUSANDS, EXCEPT FOR PERCENTAGES)
U.S. government securities..................................  $   30,300       0.4%     $   24,292       0.3%
Mortgage-backed securities..................................     956,567      13.4       1,191,817      16.7
Securities of public utilities..............................     332,038       4.7         365,150       5.1
Corporate bonds and notes...................................   2,902,829      40.8       2,697,142      37.9
Redeemable preferred stocks.................................      21,550       0.3          22,175       0.3
Other debt securities.......................................     917,743      12.9       1,205,224      16.9
                                                              ----------     -----      ----------     -----
Total Bond Portfolio........................................   5,161,027      72.5       5,505,800      77.2
Mortgage loans..............................................     624,179       8.7         716,846      10.1
Common stocks...............................................       4,902       0.1             727       0.0
Cash and short-term investments.............................     201,117       2.8         133,105       1.9
Securities lending collateral...............................     883,792      12.4         514,145       7.2
Other invested assets.......................................     250,969       3.5         254,010       3.6
                                                              ----------     -----      ----------     -----
Total investments and cash..................................  $7,125,986     100.0%     $7,124,633     100.0%
                                                              ==========     =====      ==========     =====


     The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of the Bond Portfolio is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

     THE BOND PORTFOLIO, which constituted 72% of the Company's total investment portfolio at December 31, 2004, had an aggregate fair value that was $153.2 million greater than its amortized cost at December 31, 2004, compared with $154.6 million at December 31, 2003.

     At December 31, 2004, the Bond Portfolio had an aggregate fair value of $5.16 billion and an aggregate amortized cost of $5.01 billion. At December 31, 2004, the Bond Portfolio (excluding $21.6 million of redeemable preferred stocks) included $4.50 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch ("Fitch") and $638.1 million of bonds rated by the National Association of Insurance Commissioners ("NAIC") or the Company pursuant to statutory ratings guidelines established by the NAIC. At December 31, 2004, approximately $4.75 billion of the Bond Portfolio was investment grade, including $986.8 million of mortgage-backed securities ("MBS") and U.S. government/agency securities.

     At December 31, 2004, the Bond Portfolio included $386.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1% of the Company's total assets and approximately 5% of its invested assets. Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. An economic downturn could produce higher than average issuer defaults on the non-investment-grade securities, which could cause the Company's investment returns and net income to decline. At December 31, 2004, the Company's non-investment-grade bond portfolio consisted of 171 issues with no single issuer representing more than 10% of the total non-investment-grade portfolio. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial services and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

     The table below summarizes the Company's rated bonds by rating classification as of December 31, 2004.

                      RATED BONDS BY RATING CLASSIFICATION


             ISSUES RATED BY                          ISSUES NOT RATED BY
            S&P/MOODY'S/FITCH                 S&P/MOODY'S/FITCH, BY NAIC CATEGORY                      TOTAL
------------------------------------------   -------------------------------------   ------------------------------------------
S&P/MOODY'S/FITCH  AMORTIZED    ESTIMATED        NAIC       AMORTIZED   ESTIMATED    AMORTIZED    ESTIMATED    PERCENT OF TOTAL
   CATEGORY(1)        COST      FAIR VALUE   CATEGORY(2)      COST      FAIR VALUE      COST      FAIR VALUE   INVESTED ASSETS
-----------------  ----------   ----------   ------------   ---------   ----------   ----------   ----------   ----------------
                                                    (DOLLARS IN THOUSANDS)
AAA+ to A-
(Aaa to A3)
[AAA to A-]        $2,888,647   $2,964,803        1         $266,034     $270,334    $3,154,681   $3,235,137        45.40%

BBB+ to BBB-
(Baa to Baa3)
[BBB+ to BBB-]      1,203,109    1,233,692        2          276,973      284,221     1,480,082    1,517,913        21.30%

BB+ to BB-
(Bal to Ba3)
[BB+ to BB-]          133,070      138,091        3           36,371       36,462       169,441      174,553         2.45%

B+ to B-
(Bl to B3)
[B+ to B-]            129,347      140,699        4           11,600       11,524       140,947      152,223         2.14%

CCC+ to CCC-
(Caal to Caa3)
[CCC+ to CCC-]         18,954       19,353        5            7,305        6,695        26,259       26,048         0.37%

CC to D
(Ca to C)
[CC to D]               1,842        4,722        6           14,476       28,880        16,318       33,602         0.47%
                   ----------   ----------                  --------     --------    ----------   ----------
TOTAL RATED
ISSUES             $4,374,969   $4,501,360                  $612,759     $638,116    $4,987,728   $5,139,476
                   ==========   ==========                  ========     ========    ==========   ==========


Footnotes to the table of Rated Bonds by Rating Classification


(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for non-defaulted bonds plus one category 6, for bonds in or near default. These six categories correspond with the S&P/ Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $131.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.


     The valuation of invested assets involves obtaining a fair value for each security. The source for the fair value is generally from market exchanges, with the exception of non-traded securities.

     Another aspect of valuation pertains to impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. In general, a security is considered a candidate for impairment if it meets any of the following criteria:

     - Trading at a significant discount to par, amortized cost (if lower) or cost for an extended period of time;

     - The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

     - In the opinion of the Company's management, it is unlikely the Company will realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Once a security has been identified as potentially impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price.

     The Company has the ability to hold any security to its stated maturity. Therefore, the decision to sell reflects the judgment of the Company's management that the security sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflects management's judgment that the risk-discounted anticipated ultimate recovery is less than the value achieved on sale.

     As a result of these policies, the Company recorded pretax impairment writedowns of $21.1 million, $54.1 million and $57.3 million in 2004, 2003 and 2002, respectively. No individual impairment loss, net of DAC and taxes, during the year exceeded 10% of the Company's net income for the year ended December 31, 2004.

     Excluding the impairments noted above, the changes in fair value for the Company's Bond Portfolio, which constitutes the vast majority of the Company's investments, were recorded as a component of other comprehensive income in shareholder's equity as unrealized gains or losses.

     At December 31, 2004, the fair value of the Company's Bond Portfolio aggregated $5.16 billion. Of this aggregate fair value, approximately 0.03% represented securities trading at or below 75% of amortized cost. The impact of unrealized losses on net income will be further mitigated upon realization, because realization will result in current decreases in the amortization of DAC and decreases in income taxes.

     At December 31, 2004, approximately $3.91 billion, at amortized cost, of the Bond Portfolio had a fair value of $4.09 billion resulting in an aggregate unrealized gain of $180.3 million. At December 31, 2004, approximately $1.10 billion, at amortized cost, of the Bond Portfolio had a fair value of $1.07 billion resulting in an aggregate unrealized loss of $27.1 million. No single issuer accounted for more than 10% of unrealized losses. Approximately 36%, 15% and 11% of unrealized losses were from the financial services, transportation and noncyclical consumer products industries, respectively. No other industry accounted for more than 10% of unrealized losses.

     The amortized cost of the Bond Portfolio in an unrealized loss position at December 31, 2004, by contractual maturity, is shown below.


                                                              AMORTIZED COST
                                                              --------------
                                                              (IN THOUSANDS)
Due in one year or less.....................................    $   46,250
Due after one year through five years.......................       422,237
Due after five years through ten years......................       389,073
Due after ten years.........................................       243,973
                                                                ----------
Total.......................................................    $1,101,533
                                                                ==========

     The aging of the Bond Portfolio in an unrealized loss position at December 31, 2004 is shown below:

                          LESS THAN OR EQUAL TO 20%         GREATER THAN 20% TO 50%              GREATER THAN 50%
                              OF AMORTIZED COST                OF AMORTIZED COST                OF AMORTIZED COST
                       -------------------------------   ------------------------------   ------------------------------
                       AMORTIZED    UNREALIZED           AMORTIZED   UNREALIZED           AMORTIZED   UNREALIZED
MONTHS                    COST         LOSS      ITEMS     COST         LOSS      ITEMS     COST         LOSS      ITEMS
------                 ----------   ----------   -----   ---------   ----------   -----   ---------   ----------   -----
                                                            (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73     $    --     $    --       --      $ --        $  --        --
  7-12                    387,123      (6,808)     57          --          --       --        --           --        --
  >12                     171,695      (7,108)     22      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,014,636    $(18,044)    152     $17,477     $(4,046)       3      $ --        $  --        --
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Below Investment
  Grade Bonds
  0-6                  $   28,496    $ (1,806)     13     $    --     $    --       --      $452        $(292)        3
  7-12                      8,773        (489)      8          --          --       --        --           --        --
  >12                      31,699      (2,467)     11          --          --       --        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $   68,968    $ (4,762)     32     $    --     $    --       --      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Total Bonds
  0-6                  $  484,314    $ (5,934)     86     $    --     $    --       --      $452        $(292)        3
  7-12                    395,896      (7,297)     65          --          --       --        --           --        --
  >12                     203,394      (9,575)     33      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,083,604    $(22,806)    184     $17,477     $(4,046)       3      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====


                                    TOTAL
                       -------------------------------
                       AMORTIZED    UNREALIZED
MONTHS                    COST         LOSS      ITEMS
------                 ----------   ----------   -----
                           (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73
  7-12                    387,123      (6,808)     57
  >12                     189,172     (11,154)     25
                       ----------    --------     ---
  Total                $1,032,113    $(22,090)    155
                       ==========    ========     ===
Below Investment
  Grade Bonds
  0-6                  $   28,948    $ (2,098)     16
  7-12                      8,773        (489)      8
  >12                      31,699      (2,467)     11
                       ----------    --------     ---
  Total                $   69,420    $ (5,054)     35
                       ==========    ========     ===
Total Bonds
  0-6                  $  484,766    $ (6,226)     89
  7-12                    395,896      (7,297)     65
  >12                     220,871     (13,621)     36
                       ----------    --------     ---
  Total                $1,101,533    $(27,144)    190
                       ==========    ========     ===

     In 2004, the pretax realized losses incurred with respect to the sale of fixed-rate securities in the Bond Portfolio was $12.6 million. The aggregate fair value of securities sold was $140.3 million, which was approximately 92% of amortized cost. The average period of time that securities sold at a loss during 2004 were trading continuously at a price below amortized cost was approximately 21 months.

     The valuation for the Company's Bond Portfolio comes from market exchanges or dealer quotations, with the exception of non-traded securities. The Company considers non-traded securities to mean certain fixed income investments and certain structured securities. The aggregate fair value of these securities at December 31, 2004 was approximately $813.0 million. The Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale.

     For certain structured securities, the carrying value is based on an estimate of the security's future cash flows pursuant to the requirements of Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The change in carrying value is recognized in income.

     Each of these investment categories is regularly tested to determine if impairment in value exists. Various valuation techniques are used with respect to each category in this determination.

     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $277.2 million at December 31, 2004. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At December 31, 2004, Secured Loans consisted of $190.1 million of privately traded securities and $87.1 million of publicly traded securities. These Secured Loans are composed of loans to 59 borrowers spanning 10 industries, with 26%, 18%, 15%, 12% and 11% from the utilities, telecommunications, transportation, noncyclical consumer products and cyclical consumer products industries, respectively. No other industry constituted more than 10% of these assets.

     While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans.

     MORTGAGE LOANS aggregated $624.2 million at December 31, 2004 and consisted of 100 commercial first mortgage loans with an average loan balance of approximately $6.2 million, collateralized by properties located in 30 states. Approximately 32% of this portfolio was office, 17% was manufactured housing, 17% was multifamily residential, 11% was industrial, 11% was hotels, and 12% was other types. At December 31, 2004, approximately 27%, 11% and 10% of this portfolio were secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of this portfolio was secured by properties located in any other single state. At December 31, 2004, 13 mortgage loans have an outstanding balance of $10 million or more, which collectively aggregated approximately 45% of this portfolio. At December 31, 2004, approximately 42% of the mortgage loan portfolio consisted of loans with balloon payments due before January 1, 2008. During 2004 and 2003, loans delinquent by more than 90 days, foreclosed loans and structured loans have not been significant in relation to the total mortgage loan portfolio.

     Substantially all of the mortgage loan portfolio has been originated by the Company under its underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

     SECURITIES LENDING COLLATERAL totaled $883.8 million at December 31, 2004, compared to $514.1 million at December 31, 2003, and consisted of cash collateral invested in highly rated short-term securities received in connection with the Company's securities lending program. The increase in securities lending collateral in 2004 results from increased demand for securities in the Company's portfolio. Although the cash collateral is currently invested in highly rated short-term securities, the applicable collateral agreements permit the cash collateral to be invested in highly liquid short and long-term investment portfolios. At least 75% of the portfolio's short-term investments must have external issue ratings of A-1/P-1, one of the highest ratings for short-term credit quality. Long-term investments include corporate notes with maturities of five years or less and a credit rating by at least two nationally recognized statistical rating organizations ("NRSRO"), with no less than a S&P rating of A or equivalent by any other NRSRO.

     ASSET-LIABILITY MATCHING is utilized by the Company in an effort to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's Fixed-Rate Products incorporate incentives, surrender charges and/or other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had surrender penalties or other restrictions at December 31, 2004.

     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its Fixed-Rate Products and conducting its investment operations to closely match the duration and cash flows of the fixed-rate assets to that of its fixed-rate liabilities. The fixed-rate assets in the Company's asset-liability modeling include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At December 31, 2004, these assets had an aggregate fair value of $6.17 billion with an option-adjusted duration of 3.2 years. The Company's fixed-rate liabilities include Fixed Options, as well as universal life insurance, fixed annuity and GIC contracts. At December 31, 2004, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $5.54 billion with an option-adjusted duration of 3.6 years. The Company's potential exposure due to a relative 10% decrease in prevailing interest rates from its December 31, 2004 levels is a loss of approximately $0.3 million, representing an increase in fair value of its fixed-rate liabilities that is not offset by an increase in fair value of its fixed-rate assets. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

     Option-adjusted duration is a common measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5.0 years is expected to decrease in value by approximately 5%. The Company estimates the option-adjusted duration of its assets and liabilities using a number of different interest rate scenarios, assuming continuation of existing investment and interest crediting strategies, including maintaining an appropriate level of liquidity. Actual company and contract owner behaviors may be different than was assumed in the estimate of option-adjusted duration and these differences may be material.

     A significant portion of the Company's fixed annuity contracts (including the Fixed Options) has reached or is near the minimum contractual guaranteed rate (generally 3%). Continual declines in interest rates could cause the spread between the yield on the portfolio and the interest rate credited to policyholders to deteriorate.

     The Company has had the ability, limited by minimum interest rate guarantees, to respond to the generally declining interest rate environment in the last five years by lowering crediting rates in response to lower investment returns. See the earlier discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for additional information on the calculation of investment yield and net investment spread used by the Company's management as a key component in evaluating the profitability of its annuity business. The trends experienced during 2004, 2003 and 2002 in the Company's yield on average invested assets and rate of interest credited on average interest-bearing liabilities, compared to the market trend in long-term interest rates as illustrated by the average ten-year U.S. Treasury bond rate, are presented in the following table:

                                                              2004   2003   2002
                                                              ----   ----   ----
AVERAGE 10-YEAR U.S. TREASURY BOND RATE:....................  4.26%  4.01%  4.61%
AIG SunAmerica Life Assurance Company:
  Average yield on Bond Portfolio...........................  5.66   5.75   6.23
  Rate paid on average interest-bearing liabilities.........  3.71   3.71   3.93

     Since the Company's investing strategy is to hold fixed-rate assets for long-term investment, the Company's average yield tends to trail movements in the average U.S. treasury yield. For further discussion on average yield on the bond portfolio and the rate paid on average interest-bearing liabilities, see discussion on "Investment Spread."

     As a component of its asset-liability management strategy, the Company may utilize interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

     The Company seeks to enhance its spread income with dollar roll repurchase agreements ("Dollar Roll Repos"). Dollar Roll Repos involve a sale of MBS by the Company and an agreement to repurchase substantially similar MBS at a later date at an agreed upon price. No Dollar Roll Repos were outstanding at December 31, 2004. The Company also seeks to provide liquidity by investing in MBS. MBS are generally investment-grade securities collateralized by large pools of mortgage loans. MBS generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Dollar Roll Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Dollar Roll Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements are intended to hedge variable-rate assets or liabilities. The primary risk associated with MBS is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase such a security, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once such a security is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

     INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In conducting these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

     The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days. Impairment losses on securitized assets are recognized if the fair value of the security is less than its book value, and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.

     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $40.1 million of bonds at December 31, 2004, and constituted approximately 0.6% of total invested assets. At December 31, 2003, defaulted investments totaled $49.6 million of bonds, which constituted approximately 0.7% of total invested assets.

     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, reverse repurchase agreement capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows from annuity operations. At December 31, 2004, approximately $4.09 billion of the Bond Portfolio had an aggregate unrealized gain of $180.3 million, while approximately $1.07 billion of the Bond Portfolio had an aggregate unrealized loss of $27.1 million. In addition, the Company's investment portfolio currently provides approximately $44.0 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity products have been more than sufficient in amount to satisfy the Company's liquidity needs.

     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing Fixed-Rate Products to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Dollar Roll Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

     In a declining interest rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its Fixed-Rate Products. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

     If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

     Management believes that the Company's liquid assets and its net cash provided by operations will enable the Company to meet any foreseeable cash requirements for at least the next twelve months.

GUARANTEES AND OTHER COMMITMENTS

     The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195.4 million. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent, under which the Parent will share in $62.6 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service examined the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

     At December 31, 2004, the Company held reserves for GICs with maturity dates as follows: $186.5 million in 2005 and $28.8 million in 2024.

RECENTLY ISSUED ACCOUNTING STANDARDS


     In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." (For further discussion see Note 2 of Notes to Consolidated Financial Statements.)

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES

     The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations.

DIRECTORS AND OFFICERS

     Directors are elected for one year terms at the annual meeting of the shareholder. They receive no additional compensation for serving as directors. The board of directors elects executive officers to one year terms subject to removal at the board's discretion. The directors and principal officers of AIG SunAmerica Life Assurance Company (the "Company") as of March 31, 2005 are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

                                                           YEAR
                                                         ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE
NAME                       AGE      PRESENT POSITION     POSITION              WITHIN LAST FIVE YEARS               FROM-TO
----                       ---   ----------------------  --------   ---------------------------------------------  ---------
Jay S. Wintrob*..........  48    Chairman and Chief        2001     Chief Executive Officer, AIGRS, SunAmerica     2001-
                                 Executive Officer                  Life Insurance Company ("SALIC") and First     2001-
                                                                    SunAmerica Life Insurance Company ("FSA")
                                                                    President, FSA                                 2001-
                                                                    President, AIGRS                               2000-
                                                                    Chief Operating Officer, AIGRS                 1998-2000
                                                                    Vice Chairman, AIGRS (Joined AIGRS in 1987)    1995-2000
James R. Belardi*........  48    Senior Vice President     1994     President, SALIC                               2002-
                                                                    Executive Vice President, AIGRS (Joined AIGRS  1995-
                                                                    in 1986)
Marc H. Gamsin*..........  49    Senior Vice President     1999     Executive Vice President, AIGRS                2001-
                                                                    Senior Vice President, SALIC and FSA           1999-
                                                                    Executive Vice President SunAmerica            1998-
                                                                    Investments, Inc.
N. Scott Gillis*.........  51    Senior Vice President     2003     Chief Financial Officer, AIGRS, SALIC and FSA  2003-
                                 and Chief Financial                Senior Vice President, AIGRS                   2002-
                                 Officer                            Controller, AIGRS                              2000-
                                                                    Vice President, AIGRS (Joined AIGRS in 1985)   1998-2002
Jana W. Greer*...........  53    President                 2002     Executive Vice President, AIGRS                2001-
                                                                    President, SunAmerica Retirement Markets,      1996-
                                                                    Inc.                                           1994-
                                                                    Senior Vice President, SALIC and FSA           1992-2000
                                                                    Senior Vice President, AIGRS (Joined AIGRS in
                                                                    1974)
Michael J. Akers.........  55    Senior Vice President     2003     Chief Actuary, AIGRS                           2003-
                                                                    Senior Vice President, SALIC and FSA           2003-
                                                                    Senior Vice President, AIGRS                   2002-
                                                                    Senior Vice President and Chief Actuary, The   1999-2002
                                                                    Variable Annuity Life Insurance Company
Christine A. Nixon.......  40    Senior Vice President,    2003     Senior Vice President, General Counsel and     2003-
                                 General Counsel and                Secretary, SALIC and FSA
                                 Secretary                          Chief Compliance Officer, AIGRS                2003
                                                                    Secretary and Deputy Chief Legal Counsel,      2002-
                                                                    AIGRS                                          2000-
                                                                    Vice President, AIGRS (Joined AIGRS in 1993)   1997-2000
                                                                    Associate General Counsel, AIGRS
Gregory M. Outcalt.......  42    Senior Vice President     2000     Vice President, SunAmerica Investments, Inc.   2002-
                                                                    Senior Vice President, SALIC and FSA (Joined   2000-
                                                                    AIGRS in 1986)


                           DIRECTOR
NAME                        SINCE
----                       --------
Jay S. Wintrob*..........    1990
James R. Belardi*........    1990
Marc H. Gamsin*..........    2000
N. Scott Gillis*.........    2000
Jana W. Greer*...........    1993
Michael J. Akers.........      --
Christine A. Nixon.......      --
Gregory M. Outcalt.......      --

                                                           YEAR
                                                         ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE
NAME                       AGE      PRESENT POSITION     POSITION              WITHIN LAST FIVE YEARS               FROM-TO
----                       ---   ----------------------  --------   ---------------------------------------------  ---------
Stewart Polakov..........  45    Senior Vice President     2003     Senior Vice President and Controller, FSA and  2003-
                                 and Controller                     SALIC
                                                                    Vice President, SALIC and FSA (Joined AIGRS    1997-2003
                                                                    in 1991)
Edwin R. Raquel..........  47    Senior Vice President     1995     Senior Vice President and Chief Actuary,       1995-
                                 and Chief Actuary                  SALIC and FSA (Joined AIGRS in 1990)
Mallary L. Reznik........  36    Vice President            2005     Vice President, FSA                            2005-
                                                                    Associate General Counsel, AIGRS               1998-
Stephen J. Stone.........  46    Vice President            2005     Vice President, FSA                            2005-
                                                                    Senior Portfolio Manager, Allstate Insurance   1989-2004
                                                                    Company
Edward T. Texeria........  40    Vice President            2003     Vice President, SALIC and FSA                  2003-
                                                                    Assistant Controller, AIGRS                    2003-
                                                                    Assistant Controller, SALIC and FSA            2000-2003
                                                                    Senior Manager, Assurance and Advisory         1994-2000
                                                                    Business Services, Ernst & Young LLP


                           DIRECTOR
NAME                        SINCE
----                       --------
Stewart Polakov..........      --
Edwin R. Raquel..........      --
Mallary L. Reznik........      --
Stephen J. Stone.........      --
Edward T. Texeria........      --


---------------

* Also serves as a director

     The Company does not have an audit committee and relies on the Audit Committee of the Board of Directors of AIG.

EXECUTIVE COMPENSATION

     The Company's executive officers provide services for the Company, its subsidiaries and, for certain officers, its affiliates. Allocations have been made to the Company and its subsidiaries based upon each individual's time devoted to his or her duties for the Company and its subsidiaries. All compensation information provided under this Item 11 is based on these allocations.

     The following table sets forth allocable compensation awarded to, earned by or paid to the Company's chief executive officer and four other most highly compensated executive officers for the years ended December 31, 2004, 2003 and 2002:

                           SUMMARY COMPENSATION TABLE


                                                                          LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION           ---------------------------
                                   ----------------------------------     SECURITIES
NAME AND                                                 OTHER ANNUAL     UNDERLYING        LTIP         ALL OTHER      SICO LTIP
PRINCIPAL POSITION          YEAR    SALARY    BONUS(1)   COMPENSATION   OPTIONS (#)(2)   PAYOUTS(3)   COMPENSATION(4)   AWARDS(5)
------------------          ----   --------   --------   ------------   --------------   ----------   ---------------   ---------
Jay S. Wintrob............  2004   $ 84,500   $104,000     $21,580           6,500        $194,526      $    5,068      $341,484
  Chief Executive Officer   2003     86,125     71,500      18,330          10,400         183,365           3,041            --
                            2002    316,050    215,600      56,840          19,600         719,992       2,467,413       907,088
Jana W. Greer.............  2004    329,648    517,634          --           6,762         417,973          18,109       695,051
  President                 2003    318,000    371,353          --          10,560         327,366          17,208            --
                            2002    220,789    111,250          --           4,005         363,902       2,014,889       556,054
Peter A. Harbeck..........  2004    254,567    442,500          --           7,500         364,920          14,475       531,927
  President & Chief
  Executive                 2003    331,250    390,000          --          13,000         389,782          18,950            --
  Officer, Asset
  Management                2002    223,269    160,000      50,000           6,500         444,581       1,512,950       590,070
N. Scott Gillis...........  2004     69,863     65,138          --           1,782          36,437           5,360       170,217
  Senior Vice President
  and                       2003     69,317     58,050          --           3,240          24,726           6,448            --
  Chief Financial Officer   2002     61,027     71,750          --           2,460          49,230         169,465       104,361
Christine A. Nixon........  2004     92,250     50,840          --           2,009          20,997           7,558        64,619
  Senior Vice President,
  General                   2003     89,038     39,600          --           3,600          15,860           7,889            --
  Counsel and Secretary     2002     46,142     27,900          --           1,395          14,839          65,863        57,387


---------------

(1) Amounts represent year-end and bonuses paid quarterly pursuant to a quarterly bonus program sponsored by AIG and marketing incentives.

(2) Amounts represent the number of shares of common stock of AIG subject to options granted during the year indicated.

(3) Amounts shown represent payments under the Company's 2000 and 2001 Five-Year Deferred Bonus Plans. Awards were granted under these plans in 2000 and 2001 and additional grants are not anticipated. Each award pays out in 20% installments over five years of continued employment. The last installment is to be paid in 2006.

(4) Amounts shown primarily represent Company matching contributions under the 401(k) Plan and the Executive Savings Plan. Additionally, the 2002 amounts shown for Mr. Wintrob, Ms. Greer, Mr. Harbeck, Mr. Gillis and Ms. Nixon include allocated retention bonuses awarded in connection with the acquisition of SunAmerica Inc. by AIG consummated on January 1, 1999.

(5) The SICO LTIP awards were granted by Starr International Company, Inc. pursuant to its Deferred Compensation Profit Participation Plan (the "SICO Plan").

     The following table summarizes certain information with respect to the allocable portion of grants of options to purchase AIG common stock which were granted during 2004 to the individuals named in the Summary Compensation Table.

                             OPTION GRANTS IN 2004

                                                                                                     POTENTIAL REALIZABLE VALUE*
                                                           PERCENTAGE OF                              AT ASSUMED ANNUAL RATES OF
                                              NUMBER OF    TOTAL OPTIONS                                STOCK APPRECIATION FOR
                                              SECURITIES   GRANTED TO AIG   EXERCISE                         OPTION TERM
                                  DATE OF     UNDERLYING     EMPLOYEES      PRICE PER   EXPIRATION   ----------------------------
NAME                               GRANT      OPTIONS(1)   DURING 2004(2)     SHARE        DATE      5 PERCENT(3)   10 PERCENT(4)
----                             ----------   ----------   --------------   ---------   ----------   ------------   -------------
Jay S. Wintrob.................  12/16/2004     6,500           0.19%        $64.47      12/16/14      $263,510       $667,875
Jana W. Greer..................  12/16/2004     6,762           0.20%         64.47      12/16/14       274,131        694,795
Peter A. Harbeck...............  12/16/2004     7,500           0.22%         64.47      12/16/14       304,050        770,625
N. Scott Gillis................  12/16/2004     1,782           0.05%         64.47      12/16/14        72,242        183,101
Christine A. Nixon.............  12/16/2004     2,009           0.06%         64.47      12/16/14        81,445        206,425

---------------

 * Options would have no realizable value if there were no appreciation or if there were depreciation from the price at which options were granted.

(1) All options relate to shares of common stock of AIG and were granted pursuant to AIG's Amended and Restated 1999 Stock Option Plan at an exercise price equal to the fair market value of such stock at the date of grant. The option grants in 2004 provide that 25 percent of the options granted on any date become exercisable on each anniversary date in each of the successive four years and expire ten years from the date of grant.

(2) It is impractical to determine the percent the grant represents of total options granted to the Company's employees, since the Company has no employees. The percentage is provided with regard to options granted to employees of AIG and its subsidiaries.

(3) The appreciated price per share at 5 percent is $105.01 per share.

(4) The appreciated price per share at 10 percent is $167.22 per share.

     The following table summarizes certain information with respect to the allocable exercise of options to purchase AIG common stock during 2004 by the individuals named in the Summary Compensation Table and the allocable unexercised options to purchase AIG common stock held by such individuals at December 31, 2004 based on the allocations described above.


      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2004


                      AND DECEMBER 31, 2004 OPTION VALUES


                                                                                 NUMBER OF
                                                                           SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                              SHARES                         DECEMBER 31, 2004           DECEMBER 31, 2004(2)
                                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                                         EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                        -----------   -----------   -----------   -------------   -----------   -------------
Jay S. Wintrob............................    21,101      $1,368,055       95,143        21,288       $ 4,474,328      $98,683
Jana W. Greer.............................    53,023       3,315,702      259,354        61,642        11,565,498       87,719
Peter A. Harbeck..........................    14,428         710,616       57,373        45,471         1,464,499       94,203
N. Scott Gillis...........................     1,144          50,969       12,170         8,937           275,270       30,452
Christine A. Nixon........................     3,549         203,628       12,983         9,364           377,754       34,657


---------------

(1) Aggregate market value on date of exercise (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

(2) Aggregate market value on December 31, 2004 (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

     The following table summarizes certain information with respect to benefits granted under the SICO Plan which were granted during 2002 (with respect to the 2003-2004 period) to the individuals named in the Summary Compensation Table.


                       SICO LONG-TERM INCENTIVE PLANS(1)


                                                               NUMBER    UNIT AWARD      ESTIMATED
NAME                                                          OF UNITS     PERIOD      FUTURE PAYOUTS
----                                                          --------   ----------   ----------------
Jay S. Wintrob..............................................    325      Two years        5,200 shares
Jana W. Greer...............................................    882      Two years       10,584 shares
Peter A. Harbeck............................................    675      Two years        8,100 shares
N. Scott Gillis.............................................    216      Two years        2,592 shares
Christine A. Nixon..........................................    123      Two years          984 shares

---------------

(1) Awards represent grants of units under the SICO Plan with respect to the two-year period from January 1, 2003 through December 31, 2004. The SICO Plan contains neither threshold amounts nor maximum payout limitations. The number of shares of AIG common stock, if any, allocated to a unit for the benefit of a participant in the SICO Plan is primarily dependent upon two factors: the growth in future earnings of AIG during the unit award period and the book value of AIG at the end of the award period. Prior to earning the right to payout, the participant is not entitled to any equity interest with respect to such shares, and the shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age other than by death or disability.

EMPLOYEE BENEFIT PLANS

     The Company participates in several employee benefit plans sponsored by AIG.

     RETIREMENT PLANS: The American International Group, Inc. Retirement Plan (the "AIG Plan") is a non-contributory, qualified, defined benefit plan. For employees of AIGRS and its subsidiaries, the formula equals .925% times Average Final Compensation (defined as the average annual compensation, which includes base pay and sales commissions, subject to limitations for certain highly compensated employees imposed by law, during the three consecutive years in the last ten years of credited service affording the highest such average) up to 150% of the employee's "covered compensation" (the average of the Social Security Wage Bases during the 35 years preceding the Social Security retirement age), plus 1.425% times Average Final Compensation in excess of 150% of the employee's "covered compensation" times years of credited service up to 35 years; plus 1.425% times Average Final Compensation times years of credited service in excess of 35 years but limited to 44 years.

     AIG also has in place the AIG Excess Retirement Income Plan ("AIG Excess Plan") for employees participating in the AIG Plan whose benefits under the AIG Plan are limited by applicable tax laws. The AIG Excess Plan provides benefits in excess of the AIG Plan benefits determined as if the benefit under the AIG Plan has been calculated without the limitations imposed by applicable tax laws. The AIG Excess Plan is a nonqualified, unfunded plan.

     AIG also has approved a Supplemental Executive Retirement Plan ("AIG SERP") which provides annual benefits to certain employees of AIGRS and its subsidiaries, not to exceed 60% of Average Final Compensation, that accrue at a rate of 2.4% of Average Final Compensation for each year of service or fraction thereof for each full month of active employment. The benefit payable under the AIG SERP is reduced by payments from the AIG Plan, the AIG Excess Plan, Social Security and any payments from a qualified pension plan of a prior employer.

     Annual amounts of normal retirement pension commencing at normal retirement age of 65 based upon Average Final Compensation and credited service under the AIG Plan and the AIG Excess Plan are illustrated in the following table:

                       ESTIMATED ANNUAL PENSION AT AGE 65

AVERAGE FINAL
COMPENSATION    10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS    40 YEARS
-------------   --------   --------   --------   --------   --------   --------   ----------
 $  125,000     $ 14,341   $ 21,512   $ 28,682   $ 35,853   $ 43,024   $ 50,194   $   59,100
 $  150,000       17,904     26,856     35,807     44,759     53,711     62,663       73,350
 $  175,000       21,466     32,199     42,932     53,666     64,399     75,132       87,600
 $  200,000       25,029     37,543     50,057     62,572     75,086     87,600      101,850
 $  225,000       28,591     42,887     57,182     71,478     85,774    100,069      116,100
 $  250,000       32,154     48,231     64,307     80,384     96,461    112,538      130,350
 $  300,000       39,279     58,918     78,557     98,197    117,836    137,475      158,850
 $  375,000       49,966     74,949     99,932    124,916    149,899    174,882      201,600
 $  400,000       53,529     80,293    107,057    133,822    160,586    187,350      215,850
 $  500,000       67,779    101,668    135,557    169,447    203,336    237,225      272,850
 $  750,000      103,404    155,106    206,807    258,509    310,211    361,913      415,350
 $1,000,000      139,029    208,543    278,057    347,572    417,086    486,600      557,850
 $1,200,000      167,529    251,293    335,057    418,822    502,586    586,350      671,850
 $1,400,000      196,029    294,043    392,057    490,072    588,086    686,100      785,850
 $1,600,000      224,529    336,793    449,057    561,322    673,586    785,850      899,850
 $1,800,000      253,029    379,543    506,057    632,572    759,086    885,600    1,013,850
 $2,000,000      281,529    422,293    563,057    703,822    844,586    985,350    1,127,850


     Each of the individuals named in the Summary Compensation Table have 2.0 years of credited service (under both plans) through December 31, 2004. Pensionable salary includes the regular salary paid by AIG and its subsidiaries and does not include amounts attributable to supplementary bonuses or overtime pay. For such named individuals, pensionable salary allocable to the Company during 2004 was as follows: Mr. Wintrob - $84,500; Ms. Greer - $329,648; Mr. Harbeck - $339,423; Mr. Gillis - $69,863; and Ms. Nixon - $92,250.


     Employees of AIGRS and its subsidiaries participate in the American International Group, Inc. Incentive Savings Plan (the "Incentive Savings Plan"), a 401(k) plan established by AIG which includes salary reduction contributions by employees and matching contributions. Matching contributions vary based on the number of years the employee has been employed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of the Company does not have a Compensation Committee. Compensation decisions regarding the Chief Executive Officer are made by AIG. Compensation decisions regarding other executive officers are made by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company is an indirect wholly owned subsidiary of American International Group, Inc.

     The number of shares of AIG common stock beneficially owned as of January 31, 2005, by directors, executive officers named in the Summary Compensation Table (as set forth in Item 11) and directors and executive officers as a group were as follows:


                                                                 AIG COMMON STOCK
                                                               --------------------
                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
DIRECTOR OR EXECUTIVE OFFICER                                      (1)(2)(3)(5)
-----------------------------                                  --------------------
Jay S. Wintrob(4)...........................................        2,087,506
James R. Belardi............................................          861,222
Marc H. Gamsin..............................................          140,616
N. Scott Gillis.............................................           47,439
Jana W. Greer...............................................          304,877
Peter A. Harbeck............................................          132,846
Christine A. Nixon..........................................           33,003
All Directors and Executive Officers as a Group.............        3,607,509

---------------

(1) The number of shares of AIG common stock owned by each individual and by all directors and executive officers as a group represents less than 1% of the outstanding shares of AIG common stock.


(2) The number of shares of AIG common stock shown includes shares with respect to which the individual shares voting and investment power as follows: Mr. Belardi - 237 shares with his spouse; Ms. Greer - 39,105 shares with co-trustee.



(3) The number of shares of AIG common stock shown includes shares subject to options which may be exercised within 60 days as follows: Mr.
    Wintrob - 741,870; Mr. Belardi - 305,397; Ms. Greer - 265,772; Mr.
    Gillis - 46,575; Mr. Gamsin - 140,216; Mr. Harbeck - 78,122; Ms.
    Nixon - 32,790; and all directors and executive officers as a group - 1,610,742.


(4) Mr. Wintrob holds equity securities of C.V. Starr & Co., Inc. of 750 shares of Common Stock and 3,750 shares of various series of Preferred Stock.


(5) The number of shares of AIG common stock shown excludes the following shares owned by members of the named individual's immediate family as to which such individual has disclaimed beneficial ownership: Mr. Wintrob - 4,009 shares held by various family members.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     During 2004, the Company paid cash dividends to its shareholder aggregating $2.5 million and received a capital contribution of 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). This capital contribution increased the Company's equity by $150,653,000.


     Beginning in 2004, the Company and its subsidiaries are included in the consolidated federal income tax return of its ultimate parent, AIG. The Company is a party to a written agreement (the "Tax Sharing Agreement") with AIG setting forth the manner in which the total consolidated U.S. Federal income tax is allocated to each entity that joins in the consolidated return. The Tax Sharing Agreement provides that AIG agrees not to charge us a greater portion of the consolidated tax liability than would have been paid by us had the Company filed a separate federal income tax return. Additionally, AIG agrees to reimburse the Company for any tax benefits arising out of net losses or tax credits, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which such losses or tax credits are utilized by AIG.

     The Company paid commissions totaling $60,674,000 in 2004 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23% of deposits in 2004. Of the Company's mutual fund sales, approximately 25% were distributed by these affiliated broker-dealers in 2004.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000 in 2004 and are net of certain administrative costs incurred by VALIC of $2,593,000.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from the Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 in 2004.

     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000 in 2004. Additionally, the Company incurred $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program for 2004.

FINANCIAL STATEMENTS

     The consolidated financial statements of AIG SunAmerica Life Assurance Company which are included in this prospectus should be considered only as bearing on the ability AIG SunAmerica Life to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death and other living benefits and our assumption of the mortality and expense risks and the risks that withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of

AIG SunAmerica Life Assurance Company:


     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET


                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
Assets
Investments and cash:
  Cash and short-term investments...........................  $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)..............    5,161,027      5,505,800
  Mortgage loans............................................      624,179        716,846
  Policy loans..............................................      185,958        200,232
  Mutual funds..............................................        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635).....        4,902            727
  Real estate...............................................       20,091         22,166
  Securities lending collateral.............................      883,792        514,145
  Other invested assets.....................................       38,789         10,453
                                                              -----------    -----------
  Total investments and cash................................    7,125,986      7,124,633
Variable annuity assets held in separate accounts...........   22,612,451     19,178,796
Accrued investment income...................................       73,769         74,647
Deferred acquisition costs..................................    1,349,089      1,268,621
Other deferred expenses.....................................      257,781        236,707
Income taxes currently receivable from Parent...............        9,945         15,455
Receivable from brokers for sales of securities.............          161             --
Goodwill....................................................       14,038         14,038
Other assets................................................       52,795         58,830
                                                              -----------    -----------
Total Assets................................................  $31,496,015    $27,971,727
                                                              ===========    ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
Liabilities and Shareholder's Equity
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts.......................................  $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts...........    1,535,905      1,609,233
  Reserves for guaranteed investment contracts..............      215,331        218,032
  Reserves for guaranteed benefits..........................       76,949         12,022
  Securities lending payable................................      883,792        514,145
  Due to affiliates.........................................       21,655         19,289
  Payable to brokers........................................           --          1,140
  Other liabilities.........................................      190,198        247,435
                                                              -----------    -----------
  Total reserves, payables and accrued liabilities..........    6,871,988      6,895,625
Variable annuity liabilities related to separate accounts...   22,612,451     19,178,796
Subordinated notes payable to affiliates....................           --         40,960
Deferred income taxes.......................................      257,532        242,556
                                                              -----------    -----------
Total liabilities...........................................   29,741,971     26,357,937
                                                              -----------    -----------
Shareholder's equity:
  Common stock..............................................        3,511          3,511
  Additional paid-in capital................................      758,346        709,246
  Retained earnings.........................................      919,612        828,423
  Accumulated other comprehensive income....................       72,575         72,610
                                                              -----------    -----------
  Total shareholder's equity................................    1,754,044      1,613,790
                                                              -----------    -----------
Total Liabilities and Shareholder's Equity..................  $31,496,015    $27,971,727
                                                              ===========    ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

           CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2004       2003       2002
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
Revenues:
  Fee income:
    Variable annuity policy fees, net of reinsurance........  $369,141   $281,359   $286,919
    Asset management fees...................................    89,569     66,663     66,423
    Universal life insurance fees, net of reinsurance.......    33,899     35,816     36,253
    Surrender charges.......................................    26,219     27,733     32,507
    Other fees..............................................    15,753     15,520     21,900
                                                              --------   --------   --------
      Total fee income......................................   534,581    427,091    444,002
Investment income...........................................   363,594    402,923    387,355
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)
                                                              --------   --------   --------
Total revenues..............................................   874,368    799,660    765,546
                                                              ========   ========   ========
Benefits and Expenses:
Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................   140,889    153,636    142,973
  Universal life insurance contracts........................    73,745     76,415     80,021
  Guaranteed investment contracts...........................     6,034      7,534     11,267
  Subordinated notes payable to affiliates..................     2,081      2,628      3,868
                                                              --------   --------   --------
Total interest expense......................................   222,749    240,213    238,129
Amortization of bonus interest..............................    10,357     19,776     16,277
General and administrative expenses.........................   131,612    119,093    115,210
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484
Annual commissions..........................................    64,323     55,661     58,389
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492
                                                              --------   --------   --------
Total benefits and expenses.................................   662,867    675,883    733,697
                                                              ========   ========   ========
Pretax Income Before Cumulative Effect of Accounting
  Change....................................................   211,501    123,777     31,849
Income tax expense..........................................     6,410     30,247        160
                                                              --------   --------   --------
Net Income Before Cumulative Effect of Accounting Change....   205,091     93,530     31,689
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --
                                                              --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689
                                                              ========   ========   ========
Other Comprehensive Income (Loss),
  Net of Tax:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the current
    period less related amortization of deferred acquisition
    costs and other deferred expenses.......................  $(20,487)  $ 67,125   $ 20,358
  Less reclassification adjustment for net realized losses
    included in net income..................................    19,263     19,194     52,285
  Net unrealized gains (losses) on foreign currency.........     1,170         --         --
  Change related to cash flow hedges........................        --         --     (2,218)
  Income tax (benefit) expense..............................        19    (30,213)   (24,649)
                                                              --------   --------   --------
Other Comprehensive Income (Loss)...........................       (35)    56,106     45,776
                                                              --------   --------   --------
Comprehensive Income........................................  $142,467   $149,636   $ 77,465
                                                              ========   ========   ========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                2004         2003          2002
                                                              ---------   -----------   -----------
                                                                         (IN THOUSANDS)
Cash Flow from Operating Activities:
Net income..................................................  $ 142,502   $    93,530   $    31,689
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax........     62,589            --            --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity
     contracts..............................................    140,889       153,636       142,973
    Universal life insurance contracts......................     73,745        76,415        80,021
    Guaranteed investment contracts.........................      6,034         7,534        11,267
  Net realized investment losses............................     23,807        30,354        65,811
  Accretion of net discounts on investments.................     (1,277)       (9,378)       (2,412)
  Loss on other invested assets.............................        572         2,859         3,932
  Amortization of deferred acquisition costs and other
    expenses................................................    168,007       179,882       238,761
  Acquisition costs deferred................................   (246,033)     (212,251)     (204,833)
  Other expenses deferred...................................    (62,906)      (70,158)      (77,602)
  Depreciation of fixed assets..............................      1,619         1,718           860
  Provision for deferred income taxes.......................     49,337      (129,591)      106,044
  Change in:
    Accrued investment income...............................        878           679        13,907
    Other assets............................................      4,416       (12,349)        4,736
    Income taxes currently payable to/receivable from
     Parent.................................................      5,157       148,898       (43,629)
    Due from/to affiliates..................................      2,366       (36,841)       (7,743)
    Other liabilities.......................................      7,485        10,697        (7,143)
  Other, net................................................      2,284        14,885        10,877
                                                              ---------   -----------   -----------
Net Cash Provided by Operating Activities...................    381,471       250,519       367,516
                                                              ---------   -----------   -----------
Cash Flows from Investing Activities:
Purchases of:
  Bonds, notes and redeemable preferred stocks..............   (964,705)   (2,078,310)   (2,403,362)
  Mortgage loans............................................    (31,502)      (44,247)     (128,764)
  Other investments, excluding short-term investments.......    (33,235)      (20,266)      (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks..............    383,695     1,190,299       849,022
  Other investments, excluding short-term investments.......     22,283        12,835           825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks..............    898,682       994,014       615,798
  Mortgage loans............................................    125,475        67,506        82,825
  Other investments, excluding short-term investments.......     10,915        72,970       114,347
                                                              ---------   -----------   -----------
Net Cash Provided By (Used in) Investing Activities.........  $ 411,608   $   194,801   $  (934,493)
                                                              =========   ===========   ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                                     YEARS ENDED DECEMBER 31,
                                                              --------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
Cash Flow from Financing Activities:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................  $ 1,360,319   $ 1,553,000   $1,731,597
  Universal life insurance contracts........................       45,183        45,657       49,402
Net exchanges from the fixed accounts of variable annuity
  contracts.................................................   (1,332,240)   (1,108,030)    (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (458,052)     (464,332)    (529,466)
  Universal life insurance contracts........................      (69,185)      (61,039)     (68,444)
  Guaranteed investment contracts...........................       (8,614)     (148,719)    (135,084)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (108,691)     (109,412)     (98,570)
  Universal life insurance contracts........................     (105,489)     (111,380)    (100,995)
Net receipt from (repayments of) other short-term
  financings................................................      (41,060)       14,000           --
Net payment related to a modified coinsurance transaction...       (4,738)      (26,655)     (30,282)
Capital contribution received from Parent...................           --            --      200,000
Dividends paid to Parent....................................       (2,500)      (12,187)     (10,000)
                                                              -----------   -----------   ----------
Net Cash (Used in) Provided by Financing Activities.........     (725,067)     (429,097)     504,937
                                                              -----------   -----------   ----------
Net Increase (Decrease) in Cash and Short-term
  Investments...............................................       68,012        16,223      (62,040)
Cash and Short-term Investments at Beginning of Period......      133,105       116,882      178,922
                                                              -----------   -----------   ----------
Cash and Short-term Investments at End of Period............  $   201,117   $   133,105   $  116,882
                                                              ===========   ===========   ==========
Supplemental Cash Flow Formation:
Interest paid on indebtedness...............................  $     2,081   $     2,628   $    3,868
                                                              ===========   ===========   ==========
Net income taxes (received) paid to Parent..................  $   (47,749)  $    10,989   $    5,856
                                                              ===========   ===========   ==========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

    AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

    The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.


    Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.


    SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

    The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.


    Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

    INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

    Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

    Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

    Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.


    Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.


    Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

    The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31, 2004, 2003 and
    2002.

    DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.

    Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

    Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

    The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

    DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

    DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

    The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10%

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

    As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

    The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.


    OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.


    The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

    The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.


    VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.


    GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.


    RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICS: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97,

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.


    RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.



    FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.


    INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

    RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

3.  INVESTMENTS

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................  $   28,443   $   30,300
    Mortgage-backed securities..................................     926,274      956,567
    Securities of public utilities..............................     321,381      332,038
    Corporate bonds and notes...................................   2,797,943    2,902,829
    Redeemable preferred stocks.................................      20,140       21,550
    Other debt securities.......................................     913,687      917,743
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)



                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................  $   22,393   $   24,292
    Mortgage-backed securities..................................   1,148,452    1,191,817
    Securities of public utilities..............................     352,998      365,150
    Corporate bonds and notes...................................   2,590,254    2,697,142
    Redeemable preferred stocks.................................      21,515       22,175
    Other debt securities.......................................   1,215,571    1,205,224
                                                                  ----------   ----------
      Total.....................................................  $5,351,183   $5,505,800
                                                                  ==========   ==========


    At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

    At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

    At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

    As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

    The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

    At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

    At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    Due in one year or less.....................................  $  278,939   $  281,954
    Due after one year through five years.......................   2,076,145    2,138,574
    Due after five years through ten years......................   1,299,345    1,339,499
    Due after ten years.........................................     427,165      444,433
    Mortgage-backed securities..................................     926,274      956,567
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========


    Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)

    Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:


                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................   $  1,857     $     --
    Mortgage-backed securities..................................     32,678       (2,385)
    Securities of public utilities..............................     11,418         (761)
    Corporate bonds and notes...................................    118,069      (13,183)
    Redeemable preferred stocks.................................      1,410           --
    Other debt securities.......................................     14,871      (10,815)
                                                                   --------     --------
      Total.....................................................   $180,303     $(27,144)
                                                                   ========     ========



                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................   $  1,898     $     --
    Mortgage-backed securities..................................     46,346       (2,980)
    Securities of public utilities..............................     13,467       (1,315)
    Corporate bonds and notes...................................    127,996      (21,108)
    Redeemable preferred stocks.................................        660           --
    Other debt securities.......................................     24,366      (34,713)
                                                                   --------     --------
      Total.....................................................   $214,733     $(60,116)
                                                                   ========     ========


    Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

    The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003.


                                       LESS THAN 12 MONTHS              12 MONTHS OR MORE                      TOTAL
                                  -----------------------------   -----------------------------   -------------------------------
                                    FAIR     UNREALIZED             FAIR     UNREALIZED              FAIR      UNREALIZED
                                   VALUE        LOSS      ITEMS    VALUE        LOSS      ITEMS     VALUE         LOSS      ITEMS
                                  --------   ----------   -----   --------   ----------   -----   ----------   ----------   -----
                                                                      (DOLLARS IN THOUSANDS)
    December 31, 2004
    Mortgage-backed
      securities...............   $125,589    $ (1,282)     23    $ 40,275    $ (1,103)     9     $  165,864    $ (2,385)     32
    Securities of public
      utilities................     46,249        (761)      9           0           0      0         46,249        (761)      9
    Corporate bonds and
      notes....................    487,923      (7,418)     86      87,194      (5,765)    15        575,117     (13,183)    101
    Other debt securities......    207,378      (4,062)     36      79,782      (6,753)    12        287,160     (10,815)     48
                                  --------    --------     ---    --------    --------     --     ----------    --------     ---
      Total....................   $867,139    $(13,523)    154    $207,251    $(13,621)    36     $1,074,390    $(27,144)    190
                                  ========    ========     ===    ========    ========     ==     ==========    ========     ===

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)


                                          LESS THAN 12 MONTHS             12 MONTHS OR MORE                     TOTAL
                                     -----------------------------   ----------------------------   -----------------------------
                                       FAIR     UNREALIZED            FAIR     UNREALIZED             FAIR     UNREALIZED
                                      VALUE        LOSS      ITEMS    VALUE       LOSS      ITEMS    VALUE        LOSS      ITEMS
                                     --------   ----------   -----   -------   ----------   -----   --------   ----------   -----
    December 31, 2003
    Mortgage-backed securities.....  $180,559    $ (2,882)     49    $13,080    $   (98)      6     $193,639    $ (2,980)     55
    Securities of public
      utilities....................    67,626      (1,315)      8         --         --      --       67,626      (1,315)      8
    Corporate bonds and notes......   276,373     (17,086)     54     30,383     (4,022)      5      306,756     (21,108)     59
    Other debt securities..........   302,230     (33,951)     54     41,523       (762)      5      343,753     (34,713)     59
                                     --------    --------     ---    -------    -------      --     --------    --------     ---
      Total........................  $826,788    $(55,234)    165    $84,986    $(4,882)     16     $911,774    $(60,116)    181
                                     ========    ========     ===    =======    =======      ==     ========    ========     ===

    Realized investment gains and losses on sales of investments are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Bonds, Notes and Redeemable Preferred Stocks:
      Realized gains............................................  $ 12,240   $ 30,896   $ 25,013
      Realized losses...........................................   (12,623)   (11,818)   (32,865)
    Common Stocks:
      Realized gains............................................         5        561         --
      Realized losses...........................................      (247)      (117)      (169)


    The sources and related amounts of investment income are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Short-term investments......................................  $  2,483   $  1,363   $  5,447
    Bonds, notes and redeemable preferred stocks................   293,258    321,493    305,480
    Mortgage loans..............................................    50,825     53,951     55,417
    Partnerships................................................       417       (478)    12,344
    Policy loans................................................    17,130     15,925     18,796
    Real estate.................................................      (202)      (331)      (276)
    Other invested assets.......................................     2,149     13,308     (7,496)
    Less: investment expenses...................................    (2,466)    (2,308)    (2,357)
                                                                  --------   --------   --------
      Total investment income...................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========


    Investment income was attributable to the following products:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Fixed annuity contracts.....................................  $ 34,135   $ 37,762   $ 41,856
    Variable annuity contracts..................................   222,660    239,863    201,766
    Guaranteed investment contracts.............................    13,191     20,660     28,056
    Universal life insurance contracts..........................    92,645    100,019    105,878
    Asset management............................................       963      4,619      9,799
                                                                  --------   --------   --------
      Total.....................................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========


4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

    The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

    BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

    MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

    POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

    MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

    COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

    PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

    VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.


    RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
    CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.


    RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

    SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

    VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

    SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:


                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2004:
    Assets:
      Cash and short-term investments...........................  $   201,117   $   201,117
      Bonds, notes and redeemable preferred stocks..............    5,161,027     5,161,027
      Mortgage loans............................................      624,179       657,828
      Policy loans..............................................      185,958       185,958
      Mutual funds..............................................        6,131         6,131
      Common stocks.............................................        4,902         4,902
      Partnerships..............................................        1,084         1,084
      Securities lending collateral.............................      883,792       883,792
      Put options hedging guaranteed benefits...................       37,705        37,705
      Variable annuity assets held in separate accounts.........   22,612,451    22,612,451
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 3,948,158   $ 3,943,265
      Reserves for guaranteed investment contracts..............      215,331       219,230
      Securities lending payable................................      883,792       883,792
      Variable annuity liabilities related to separate
        accounts................................................   22,612,451    22,612,451



                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2003:
    Assets:
      Cash and short-term investments...........................  $   133,105   $   133,105
      Bonds, notes and redeemable preferred stocks..............    5,505,800     5,505,800
      Mortgage loans............................................      716,846       774,758
      Policy loans..............................................      200,232       200,232
      Mutual funds..............................................       21,159        21,159
      Common stocks.............................................          727           727
      Partnerships..............................................        1,312         1,685
      Securities lending collateral.............................      514,145       514,145
      Put options hedging guaranteed benefits...................        9,141         9,141
      Variable annuity assets held in separate accounts.........   19,178,796    19,178,796
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 4,274,329   $ 4,225,329
      Reserves for guaranteed investment contracts..............      218,032       223,553
      Securities lending payable................................      514,145       514,145
      Variable annuity liabilities related to separate
        accounts................................................   19,178,796    19,178,796
      Subordinated note payable to affiliate....................       40,960        40,960

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

5.  DEFERRED ACQUISITION COSTS

    The following table summarizes the activity in deferred acquisition costs:


                                                                  YEARS ENDED DECEMBER 31,
                                                                  -------------------------
                                                                     2004          2003
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    Balance at beginning of year................................  $1,268,621    $1,224,101
    Acquisition costs deferred..................................     246,033       212,250
    Effect of net unrealized gains (losses) on securities.......         267       (30,600)
    Amortization charged to income..............................    (126,142)     (137,130)
    Cumulative effect of SOP 03-1...............................     (39,690)           --
                                                                  ----------    ----------
    Balance at end of year......................................  $1,349,089    $1,268,621
                                                                  ==========    ==========


6.  OTHER DEFERRED EXPENSES

    The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:


                                                                   BONUS     DISTRIBUTION
                                                                  PAYMENTS      COSTS        TOTAL
                                                                  --------   ------------   --------
                                                                            (IN THOUSANDS)
    Year Ended December 31, 2004
    Balance at beginning of year................................  $155,695     $ 81,012     $236,707
    Expenses deferred...........................................    36,732       26,174       62,906
    Effect of net unrealized gains (losses) on securities.......        33           --           33
    Amortization charged in income..............................   (10,357)     (31,508)     (41,865)
                                                                  --------     --------     --------
    Balance at end of year......................................  $182,103     $ 75,678     $257,781
                                                                  ========     ========     ========
    Year Ended December 31, 2003
    Balance at beginning of year................................  $140,647     $ 72,054     $212,701
    Expenses deferred...........................................    38,224       31,934       70,158
    Effect of net unrealized gains (losses) on securities.......    (3,400)          --       (3,400)
    Amortization charged in income..............................   (19,776)     (22,976)     (42,752)
                                                                  --------     --------     --------
    Balance at end of year......................................  $155,695     $ 81,012     $236,707
                                                                  ========     ========     ========


7.  GUARANTEED BENEFITS

    The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

    The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

    GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:


                                                                                     HIGHEST SPECIFIED
                                                                   RETURN OF NET    ANNIVERSARY ACCOUNT
                                                                  DEPOSITS PLUS A       VALUE MINUS
                                                                      MINIMUM        WITHDRAWALS POST
                                                                      RETURN            ANNIVERSARY
                                                                  ---------------   -------------------
                                                                          (DOLLARS IN MILLIONS)
    In the event of death (GMDB and EEB):
      Account value.............................................    $    12,883           $12,890
      Net amount at risk(a).....................................    $       933           $ 1,137
      Average attained age of contract holders..................             67                64
      Range of guaranteed minimum return rates..................          0%-5%                0%
    At annuitization (GMIB):
      Account value.............................................    $     6,942
      Net amount at risk(b).....................................    $         3
      Weighted average period remaining until earliest                3.8 Years
        annuitization...........................................
      Range of guaranteed minimum return rates..................        0%-6.5%
    Accumulation at specified date (GMAV):
      Account value.............................................    $     1,533
      Net amount at risk(c).....................................    $        --
      Weighted average period remaining until guaranteed              9.0 Years
        payment.................................................
    Annual withdrawals at specified date (GMWB):
      Account value.............................................    $       294
      Net amount at risk(d).....................................    $        --
      Weighted average period remaining until expected payout...     13.9 Years


    -------------------

    (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

    (b) Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.

    (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

    (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

       The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:


                                                                      (IN THOUSANDS)
        Balance at January 1, 2004 before reinsurance(e)............     $ 92,873
        Guaranteed benefits incurred................................       61,472
        Guaranteed benefits paid....................................      (49,947)
                                                                         --------
        Balance at December 31, 2004 before reinsurance.............      104,398
          Less reinsurance..........................................      (27,449)
                                                                         --------
        Balance at December 31, 2004, net of reinsurance............     $ 76,949
                                                                         ========



    (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:


     - Data used was 5,000 stochastically generated investment performance scenarios.



     -   Mean investment performance assumption was 10%.



     -   Volatility assumption was 16%.



     -   Mortality was assumed to be 64% of the 75-80 ALB table.



     - Lapse rates vary by contract type and duration and range from 0% to 40%.



     -   The discount rate was approximately 8%.


8.  REINSURANCE

    Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

    Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively. Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002, respectively.

    The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
    respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002, respectively.

9.  COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

    At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset- backed securities in the ordinary course of business. The expiration dates of these commitments are as follows:
    $2,000,000 in 2005 and $8,000,000 in 2007.

    Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.

    Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

9.  COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

    On April 5, 2004, a purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The Company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

10. SHAREHOLDER'S EQUITY

    The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

    Changes in shareholder's equity are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Additional Paid-in Capital:
      Beginning balances........................................  $709,246   $709,246   $509,246
      Capital contributions by Parent...........................    49,100         --    200,000
                                                                  --------   --------   --------
      Ending balances...........................................  $758,346   $709,246   $709,246
                                                                  ========   ========   ========
    Retained Earnings:
      Beginning balances........................................  $828,423   $730,321   $669,103
      Net income................................................   142,502     93,530     31,689
      Dividends paid to Parent..................................    (2,500)   (12,187)   (10,000)
      Adjustment for tax benefit of distributed subsidiary......       287     16,759     39,529
      Tax effect on a distribution of investment................   (49,100)        --         --
                                                                  --------   --------   --------
      Ending balances...........................................  $919,612   $828,423   $730,321
                                                                  ========   ========   ========
    Accumulated Other Comprehensive Income (Loss):
      Beginning balances........................................  $ 72,610   $ 16,504   $(29,272)
      Change in net unrealized gains (losses) on debt securities
        available for sale......................................    (1,459)   118,725     98,718
      Change in net unrealized gains (losses) on equity
        securities available for sale...........................       (65)     1,594     (1,075)
      Change in net unrealized gains on foreign currency........     1,170         --         --
      Change in adjustment to deferred acquisition costs and
        other deferred expenses.................................       300    (34,000)   (25,000)
      Net change related to cash flow hedges....................        --         --     (2,218)
      Tax effects of net changes................................        19    (30,213)   (24,649)
                                                                  --------   --------   --------
      Ending balances...........................................  $ 72,575   $ 72,610   $ 16,504
                                                                  ========   ========   ========


    Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:


                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Gross unrealized gains......................................    $180,329       $214,845
    Gross unrealized losses.....................................     (27,144)       (60,136)
    Unrealized gain on foreign currency.........................       1,170             --
    Adjustment to DAC and other deferred expenses...............     (42,700)       (43,000)
    Deferred income taxes.......................................     (39,080)       (39,099)
                                                                    --------       --------
    Accumulated other comprehensive income......................    $ 72,575       $ 72,610
                                                                    ========       ========


    On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

10. SHAREHOLDER'S EQUITY (Continued)

    Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

    Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11. INCOME TAXES

    The components of the provisions for income taxes on pretax income consist of the following:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  -------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   ---------
                                                                          (IN THOUSANDS)
    Current expense (benefit)...................................  $(42,927)  $127,655   $(105,369)
    Deferred expense (benefit)..................................    49,337    (97,408)    105,529
                                                                  --------   --------   ---------
    Total income tax expense....................................  $  6,410   $ 30,247   $     160
                                                                  ========   ========   =========


    Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Amount computed at statutory rate...........................  $ 74,025   $ 43,322   $ 11,147
    Increases (decreases) resulting from:
      State income taxes, net of federal tax benefit............     4,020      2,273       (567)
      Dividends received deduction..............................   (19,058)   (15,920)   (10,117)
      Tax credits...............................................    (4,000)        --         --
      Adjustment to prior year tax liability(a).................   (39,730)        --         --
      Other, net................................................    (8,847)       572       (303)
                                                                  --------   --------   --------
      Total income tax expense..................................  $  6,410   $ 30,247   $    160
                                                                  ========   ========   ========


   ------------------

   (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

    Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

    At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

11. INCOME TAXES (Continued)

    affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:


                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Deferred Tax Liabilities:
    Deferred acquisition costs and other deferred expenses......   $ 432,868      $ 473,387
    State income taxes..........................................      10,283          5,744
    Other liabilities...........................................      15,629            350
    Net unrealized gains on debt and equity securities available
      for sale..................................................      39,080         39,098
                                                                   ---------      ---------
    Total deferred tax liabilities..............................     497,860        518,579
                                                                   ---------      ---------
    Deferred Tax Assets:
    Investments.................................................     (28,915)       (25,213)
    Contract holder reserves....................................    (122,691)      (158,112)
    Guaranty fund assessments...................................      (3,402)        (3,408)
    Deferred income.............................................      (5,604)        (3,801)
    Other assets................................................      (1,068)        (7,446)
    Net operating loss carryforward.............................      (5,430)            --
    Capital loss carryforward...................................     (22,321)       (20,565)
    Low income housing credit carryforward......................     (44,604)       (36,600)
    Partnership income/loss.....................................      (6,293)       (20,878)
                                                                   ---------      ---------
    Total deferred tax assets...................................    (240,328)      (276,023)
                                                                   ---------      ---------
    Deferred income taxes.......................................   $ 257,532      $ 242,556
                                                                   =========      =========


    The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12. RELATED-PARTY MATTERS

    As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

    On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

    On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

    For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

    On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.


    On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.


    The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

    The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

    The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

    Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

    The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
    2002, respectively.

    The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

    In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS

    The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.


                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2004:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   369,141    $     --    $   369,141
       Asset management fees.....................................           --      89,569         89,569
       Universal life insurance policy fees, net of
         reinsurance.............................................       33,899          --         33,899
       Surrender charges.........................................       26,219          --         26,219
       Other fees................................................           --      15,753         15,753
                                                                   -----------    --------    -----------
     Total fee income............................................      429,259     105,322        534,581
     Investment income...........................................      362,631         963        363,594
     Net realized investment gains (losses)......................      (24,100)        293        (23,807)
                                                                   -----------    --------    -----------
     Total revenues..............................................      767,790     106,578        874,368
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      220,668       2,081        222,749
     Amortization of bonus interest..............................       10,357          --         10,357
     General and administrative expenses.........................       93,188      38,424        131,612
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      126,142      31,508        157,650
     Annual commissions..........................................       64,323          --         64,323
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,420          --         17,420
     Guaranteed benefits, net of reinsurance recoveries..........       58,756          --         58,756
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      590,854      72,013        662,867
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $   176,936    $ 34,565    $   211,501
                                                                   ===========    ========    ===========
     Total assets................................................  $31,323,462    $217,155    $31,540,617
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $    132    $       132
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2003:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   281,359    $     --    $   281,359
       Asset management fees.....................................           --      66,663         66,663
       Universal life insurance policy fees, net of
         reinsurance.............................................       35,816          --         35,816
       Surrender charges.........................................       27,733          --         27,733
       Other fees................................................           --      15,520         15,520
                                                                   -----------    --------    -----------
     Total fee income............................................      344,908      82,183        427,091
     Investment income...........................................      398,304       4,619        402,923
     Net realized investment losses..............................      (30,354)         --        (30,354)
                                                                   -----------    --------    -----------
     Total revenues..............................................      712,858      86,802        799,660
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      237,585       2,628        240,213
     Amortization of bonus interest..............................       19,776          --         19,776
     General and administrative expenses.........................       83,013      36,080        119,093
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      137,130      22,976        160,106
     Annual commissions..........................................       55,661          --         55,661
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,766          --         17,766
     Guaranteed benefits, net of reinsurance recoveries..........       63,268          --         63,268
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      614,199      61,684        675,883
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    98,659    $ 25,118    $   123,777
                                                                   ===========    ========    ===========
     Total assets................................................  $27,781,457    $190,270    $27,971,727
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  2,977    $     2,977
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2002:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   286,919    $     --    $   286,919
       Asset management fees.....................................           --      66,423         66,423
       Universal life insurance policy fees, net of
         reinsurance.............................................       36,253          --         36,253
       Surrender charges.........................................       32,507          --         32,507
       Other fees................................................        3,304      18,596         21,900
                                                                   -----------    --------    -----------
     Total fee income............................................      358,983      85,019        444,002
     Investment income...........................................      377,556       9,799        387,355
     Net realized investment losses..............................      (65,811)         --        (65,811)
                                                                   -----------    --------    -----------
     Total revenues..............................................      670,728      94,818        765,546
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      234,261       3,868        238,129
     Amortization of bonus interest..............................       16,277          --         16,277
     General and administrative expenses.........................       79,287      35,923        115,210
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      171,583      50,901        222,484
     Annual commissions..........................................       58,389          --         58,389
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       15,716          --         15,716
     Guaranteed benefits, net of reinsurance recoveries..........       67,492          --         67,492
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      643,005      90,692        733,697
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    27,723    $  4,126    $    31,849
                                                                   ===========    ========    ===========
     Total assets................................................  $23,538,832    $214,157    $23,752,989
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  7,297    $     7,297
                                                                   ===========    ========    ===========

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------
        ----------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.


Separate Account................................    3
General Account.................................    3
Support Agreement Between the Company and AIG...    4
Performance Data................................    4
Income Payments.................................    8
Annuity Unit Values.............................    8
Death Benefit Options for Contracts Issued
  Between October 24, 2001 and June 1, 2004.....   11
Death Benefit Options for Contracts Issued
  Before October 24, 2001.......................   11
Spousal Continuation Death Benefits for
  Contracts Issued Between October 24, 2001 and
  June 1, 2004..................................   11
Spousal Continuation Death Benefits for
  Contracts Issued Prior to October 21, 2001....   11
Taxes...........................................   12
Distribution of Contracts.......................   17
Financial Statements............................   17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$24.182     (a)$25.794     (a)$33.529
                                                               (b)$24.182     (b)$25.769     (b)$33.414
        Ending AUV..........................................   (a)$25.794     (a)$33.529     (a)$35.945
                                                               (b)$25.769     (b)$33.414     (b)$35.732
        Ending Number of AUs................................   (a)137,717     (a)1,159,548   (a)2,519,158
                                                               (b)7,742       (b)137,361     (b)277,447

---------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$16.370     (a)$16.472     (a)$16.588
                                                               (b)$16.370     (b)$16.443     (b)$16.522
        Ending AUV..........................................   (a)$16.472     (a)$16.588     (a)$16.854
                                                               (b)$16.443     (b)$16.522     (b)$16.743
        Ending Number of AUs................................   (a)290,385     (a)3,984,131   (a)6,795,338
                                                               (b)50,620      (b)497,760     (b)735,600

---------------------------------------------------------------------------------------------------------
Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$19.417     (a)$20.848     (a)$26.615
                                                               (b)$19.417     (b)$20.811     (b)$26.501
        Ending AUV..........................................   (a)$20.848     (a)$26.615     (a)$28.987
                                                               (b)$20.811     (b)$26.501     (b)$28.791
        Ending Number of AUs................................   (a)65,224      (a)890,267     (a)1,902,186
                                                               (b)7,793       (b)104,691     (b)210,421

---------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.753     (a)$15.272     (a)$22.162
                                                               (b)$13.753     (b)$15.260     (b)$22.091
        Ending AUV..........................................   (a)$15.272     (a)$22.162     (a)$27.232
                                                               (b)$15.260     (b)$22.091     (b)$27.077
        Ending Number of AUs................................   (a)3,369       (a)166,767     (a)404,634
                                                               (b)3,108       (b)33,063      (b)83,304

---------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.011     (a)$10.077     (a)$12.720
                                                               (b)$10.011     (b)$10.067     (b)$12.678
        Ending AUV..........................................   (a)$10.077     (a)$12.720     (a)$14.595
                                                               (b)$10.067     (b)$12.678     (b)$14.510
        Ending Number of AUs................................   (a)9,218       (a)142,870     (a)304,888
                                                               (b)527         (b)28,027      (b)44,962

---------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$21.881     (a)$21.940     (a)$27.122
                                                               (b)$21.881     (b)$21.905     (b)$27.011
        Ending AUV..........................................   (a)$21.940     (a)$27.122     (a)$28.764
                                                               (b)$21.905     (b)$27.011     (b)$28.575
        Ending Number of AUs................................   (a)45,029      (a)594,386     (a)1,392,217
                                                               (b)5,469       (b)69,502      (b)153,379

---------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$4.530      (a)$4.659      (a)$5.769
                                                               (b)$4.530      (b)$4.646      (b)$5.739
        Ending AUV..........................................   (a)$4.659      (a)$5.769      (a)$5.965
                                                               (b)$4.646      (b)$5.739      (b)$5.919
        Ending Number of AUs................................   (a)25,770      (a)414,391     (a)752,019
                                                               (b)369         (b)40,274      (b)87,552

---------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.025     (a)$13.018     (a)$12.878
                                                               (b)$13.025     (b)$12.985     (b)$12.811
        Ending AUV..........................................   (a)$13.018     (a)$12.878     (a)$12.756
                                                               (b)$12.985     (b)$12.811     (b)$12.659
        Ending Number of AUs................................   (a)281,453     (a)2,514,514   (a)4,601,605
                                                               (b)94,850      (b)261,745     (b)401,041

---------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$14.394     (a)$14.704     (a)$16.174
                                                               (b)$14.394     (b)$14.702     (b)$16.133
        Ending AUV..........................................   (a)$14.704     (a)$16.174     (a)$16.975
                                                               (b)$14.702     (b)$16.133     (b)$16,889
        Ending Number of AUs................................   (a)115,713     (a)946,263     (a)2,446,329
                                                               (b)2,563       (b)149,828     (b)295,085

---------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$20.108     (a)$21.460     (a)$28.069
                                                               (b)$20.108     (b)$21.427     (b)$27,956
        Ending AUV..........................................   (a)$21.460     (a)$28.069     (a)$31.304
                                                               (b)$21.427     (b)$27.956     (b)$31.099
        Ending Number of AUs................................   (a)115,086     (a)1,725,140   (a)3,961,597
                                                               (b)25,333      (b)262,216     (b)477,981

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.149      (a)$8.902      (a)$10.500
                                                               (b)$8.149      (b)$8.901      (b)$10.471
        Ending AUV..........................................   (a)$8.902      (a)$10.500     (a)$11.309
                                                               (b)$8.901      (b)$10.471     (b)$11.249
        Ending Number of AUs................................   (a)15,055      (a)263,040     (a)418,075
                                                               (b)7,757       (b)66,688      (b)67,748

---------------------------------------------------------------------------------------------------------
Emerging Market (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$5.486      (a)$5.958      (a)$8.933
                                                               (b)$5.486      (b)$5.952      (b)$8.902
        Ending AUV..........................................   (a)$5.958      (a)$8.933      (a)$10.934
                                                               (b)$5.952      (b)$8.902      (b)$10.868
        Ending Number of AUs................................   (a)11,000      (a)186,478     (a)456,021
                                                               (b)1,832       (b)42,556      (b)92,068

---------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.895     (a)$12.912     (a)$16.184
                                                               (b)$11.895     (b)$12.895     (b)$16.122
        Ending AUV..........................................   (a)$12.912     (a)$16.184     (a)$17.475
                                                               (b)$12.895     (b)$16.122     (b)$17.365
        Ending Number of AUs................................   (a)60,297      (a)226,851     (a)622,734
                                                               (b)7,324       (b)27,080      (b)85,742

---------------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.970      (a)$9.407      (a)$12.463
                                                               (b)$8.970      (b)$9.390      (b)$12.410
        Ending AUV..........................................   (a)$9.407      (a)$12.463     (a)$14.701
                                                               (b)$9.390      (b)$12.410     (b)$14.602
        Ending Number of AUs................................   (a)163,234     (a)2,457,488   (a)5,451,685
                                                               (b)12,214      (b)361,907     (b)731,789

---------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$16.095     (a)$16.324     (a)$16.611
                                                               (b)$16.095     (b)$16.246     (b)$16.490
        Ending AUV..........................................   (a)$16.324     (a)$16.611     (a)$16.968
                                                               (b)$16.246     (b)$16.490     (b)$16.800
        Ending Number of AUs................................   (a)14,628      (a)255,534     (a)503,487
                                                               (b)90          (b)37,002      (b)52,106

---------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.708     (a)$12.546     (a)$15.584
                                                               (b)$11.708     (b)$12.519     (b)$15.468
        Ending AUV..........................................   (a)$12.546     (a)$15.584     (a)$17.129
                                                               (b)$12.519     (b)$15.468     (b)$16.958
        Ending Number of AUs................................   (a)7,750       (a)73,506      (a)119,362
                                                               (b)13          (b)10,826      (b)12,359

---------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$20.102     (a)$20.787     (a)$25.658
                                                               (b)$20.102     (b)$20.749     (b)$25.549
        Ending AUV..........................................   (a)$20.787     (a)$25.658     (a)$28.116
                                                               (b)$20.749     (b)$25.549     (b)$27.926
        Ending Number of AUs................................   (a)52,756      (a)231,147     (a)341,335
                                                               (b)877         (b)40,091      (b)48,384

---------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$3.230      (a)$3.435      (a)$4.557
                                                               (b)$3.230      (b)$3.434      (b)$4.544
        Ending AUV..........................................   (a)$3.435      (a)$4.557      (a)$4.753
                                                               (b)$3.434      (b)$4.544      (b)$4.728
        Ending Number of AUs................................   (a)35,308      (a)269,627     (a)376,828
                                                               (b)16,803      (b)71,725      (b)113,528

---------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.951     (a)$11.586     (a)$14.978
                                                               (b)$10.951     (b)$11.563     (b)$14.910
        Ending AUV..........................................   (a)$11.586     (a)$14.978     (a)$17.285
                                                               (b)$11.563     (b)$14.910     (b)$17.164
        Ending Number of AUs................................   (a)23,586      (a)711,066     (a)1,167,520
                                                               (b)5,755       (b)148,009     (b)210,729

---------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.995      (a)$7.170      (a)$9.286
                                                               (b)$6.995      (b)$7.157      (b)$9.246
        Ending AUV..........................................   (a)$7.170      (a)$9.286      (a)$10.629
                                                               (b)$7.157      (b)$9.246      (b)$10.557
        Ending Number of AUs................................   (a)111,291     (a)2,207,499   (a)5,282,478
                                                               (b)13,612      (b)271,169     (b)569,670

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.000      (a)$8.330      (a)$11.204
                                                               (b)$8.000      (b)$8.343      (b)$11.198
        Ending AUV..........................................   (a)$8.330      (a)$11.204     (a)$13.305
                                                               (b)$8.343      (b)$11.198     (b)$13.264
        Ending Number of AUs................................   (a)103,102     (a)650,379     (a)1,095,825
                                                               (b)1,722       (b)112,450     (b)181,437

---------------------------------------------------------------------------------------------------------
Marsico Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.628      (a)$7.429      (a)$9.507
                                                               (b)$7.628      (b)$7.419      (b)$9.470
        Ending AUV..........................................   (a)$7.429      (a)$9.507      (a)$10.391
                                                               (b)$7.419      (b)$9.470      (b)$10.324
        Ending Number of AUs................................   (a)75,347      (a)918,445     (a)1,613,367
                                                               (b)22,137      (b)290,269     (b)344,467

---------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$14.084     (a)$14.930     (a)$17.969
                                                               (b)$14.084     (b)$14.910     (b)$17.902
        Ending AUV..........................................   (a)$14.930     (a)$17.969     (a)$19.749
                                                               (b)$14.910     (b)$17.902     (b)$19.626
        Ending Number of AUs................................   (a)30,003      (a)545,587     (a)965,475
                                                               (b)2,373       (a)81,535      (a)152,345

---------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.525      (a)$6.965      (a)$9.392
                                                               (b)$6.525      (b)$6.950      (b)$9.349
        Ending AUV..........................................   (a)$6.965      (a)$9.392      (a)$10.528
                                                               (b)$6.950      (b)$9.349      (b)$10.453
        Ending Number of AUs................................   (a)127,090     (a)1,733,813   (a)2,889,335
                                                               (b)14,748      (b)329,389     (b)410,472

---------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$18.961     (a)$19.853     (a)$22.797
                                                               (b)$18.961     (b)$19.815     (b)$22.697
        Ending AUV..........................................   (a)$19.853     (a)$22.797     (a)$24.931
                                                               (b)$19.815     (b)$22.697     (b)$24.759
        Ending Number of AUs................................   (a)114,386     (a)1,504,372   (a)2,762,921
                                                               (b)17,494      (b)198,694     (b)436,939

---------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.178     (a)$13.785     (a)$16.795
                                                               (b)$13.178     (b)$13.756     (b)$16.718
        Ending AUV..........................................   (a)$13.785     (a)$16.795     (a)$17.326
                                                               (b)$13.756     (b)$16.718     (b)$17.203
        Ending Number of AUs................................   (a)26,714      (a)91,097      (a)103,249
                                                               (b)3,638       (b)14,803      (b)28,343

---------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.543     (a)$11.836     (a)$16.050
                                                               (b)$11.543     (b)$11.824     (b)$15.993
        Ending AUV..........................................   (a)$11.836     (a)$16.050     (a)$21.219
                                                               (b)$11.824     (b)$15.993     (b)$21.091
        Ending Number of AUs................................   (a)21,457      (a)337,695     (a)766,182
                                                               (b)5,369       (b)86,289      (b)149,777

---------------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$9.180      (a)$10.122     (a)$13.588
                                                               (b)$9.180      (b)$10.100     (b)$13.525
        Ending AUV..........................................   (a)$10.122     (a)$13.588     (a)$15.770
                                                               (b)$10.100     (b)$13.525     (b)$15.657
        Ending Number of AUs................................   (a)107,425     (a)1,434,738   (a)3,052,819
                                                               (b)10,354      (b)282,420     (b)526,107

---------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$12.518     (a)$12.509     (a)$14.149
                                                               (b)$12.518     (b)$12.492     (b)$14.093
        Ending AUV..........................................   (a)$12.509     (a)$14.149     (a)$14.844
                                                               (b)$12.492     (b)$14.093     (b)$14.748
        Ending Number of AUs................................   (a)8,446       (a)233,499     (a)379,968
                                                               (b)12,402      (b)46,635      (b)55,278

---------------------------------------------------------------------------------------------------------
Technology (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$1.432      (a)$1.716      (a)$2.544
                                                               (b)$1.432      (b)$1.715      (b)$2.536
        Ending AUV..........................................   (a)$1.716      (a)$2.544      (a)$2.436
                                                               (b)$1.715      (b)$2.536      (b)$2.422
        Ending Number of AUs................................   (a)79,837      (a)1,468,721   (a)2,169,510
                                                               (b)20,700      (b)223,801     (b)484,558

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.486      (a)$8.180      (a)$10.556
                                                               (b)$7.471      (b)$8.159      (b)$10.503
        Ending AUV..........................................   (a)$8.180      (a)$10.556     (a)$11.713
                                                               (b)$8.159      (b)$10.503     (b)$11.624
        Ending Number of AUs................................   (a)62,903      (a)820,512     (a)1,842,691
                                                               (b)39,318      (b)139,335     (b)251,944

---------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Shares (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.298      (a)$8.101      (a)$10.434
                                                               (b)$7.296      (b)$8.094      (b)$10.399
        Ending AUV..........................................   (a)$8.101      (a)$10.434     (a)$12.068
                                                               (b)$8.094      (b)$10.399     (b)$11.998
        Ending Number of AUs................................   (a)73,831      (a)1,500,438   (a)3,195,672
                                                               (b)11,726      (b)247,660     (b)446,382

---------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.139      (a)$6.916      (a)$8.654
                                                               (b)$7.133      (b)$6.906      (b)$8.619
        Ending AUV..........................................   (a)$6.916      (a)$8.654      (a)$9.101
                                                               (b)$6.906      (b)$8.619      (b)$9.042
        Ending Number of AUs................................   (a)33,388      (a)396,216     (a)550,209
                                                               (b)1,754       (b)93,581      (b)94,913

---------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares (Inception
  Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.181      (a)$8.826      (a)$11.100
                                                               (b)$8.180      (b)$8.197      (b)$11.064
        Ending AUV..........................................   (a)$8.826      (a)$11.100     (a)$12.476
                                                               (b)$8.197      (b)$11.064     (b)$12.405
        Ending Number of AUs................................   (a)189,460     (a)2,716,948   (a)5,646,184
                                                               (b)16,825      (b)341,615     (b)588,204

---------------------------------------------------------------------------------------------------------
Balanced (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.410      (a)$6.765      (a)$8.160
                                                               (b)$6.394      (b)$6.737      (b)$8.106
        Ending AUV..........................................   (a)$6.765      (a)$8.160      (a)$8.828
                                                               (b)$6.737      (b)$8.106      (b)$8.747
        Ending Number of AUs................................   (a)96,311      (a)881,607     (a)1,625,466
                                                               (b)13,638      (b)99,844      (b)195,480

---------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.183      (a)$6.589      (a)$8.331
                                                               (b)$6.188      (b)$6.572      (b)$8.290
        Ending AUV..........................................   (a)$6.589      (a)$8.331      (a)$9.156
                                                               (b)$6.572      (b)$8.290      (b)$9.087
        Ending Number of AUs................................   (a)26,095      (a)465,978     (a)1,050,151
                                                               (b)4,569       (b)61,397      (b)83,827

---------------------------------------------------------------------------------------------------------
Strategic Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.386      (a)$6.874      (a)$8.989
                                                               (b)$6.373      (b)$6.842      (b)$8.924
        Ending AUV..........................................   (a)$6.874      (a)$8.989      (a)$9.964
                                                               (b)$6.842      (b)$8.924      (b)$9.867
        Ending Number of AUs................................   (a)34,328      (a)196,663     (a)366,800
                                                               (b)24          (b)26,179      (b)29,647

---------------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.949     (a)$14.590
                                                               (b)$10.000     (b)$10.936     (b)$14.537
        Ending AUV..........................................   (a)$10.949     (a)$14.590     (a)$16.310
                                                               (b)$10.936     (b)$14.537     (b)$16.209
        Ending Number of AUs................................   (a)92,435      (a)987,076     (a)2,812,544
                                                               (b)12,106      (b)150,027     (b)342,128

---------------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.884     (a)$14.667
                                                               (b)$10.000     (b)$10.876     (b)$14.621
        Ending AUV..........................................   (a)$10.884     (a)$14.667     (a)$16.252
                                                               (b)$10.876     (b)$14.621     (b)$16.161
        Ending Number of AUs................................   (a)179,113     (a)2,448,300   (a)5,672,455
                                                               (b)40,944      (b)389,740     (b)801,832

---------------------------------------------------------------------------------------------------------
American Funds Growth-Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.884     (a)$14.197
                                                               (b)$10.000     (b)$10.872     (b)$14.148
        Ending AUV..........................................   (a)$10.884     (a)$14.197     (a)$15.434
                                                               (b)$10.872     (b)$14.148     (b)$15.342
        Ending Number of AUs................................   (a)264,424     (a)3,073,765   (a)6,612,702
                                                               (b)30,474      (b)484,620     (b)901,903

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following details the death benefit options and EstatePlus benefit available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.



The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.


The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.


The following details the death benefit options and EstatePlus benefit upon the Continuing Spouse's death:



The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.


A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


     1.  Purchase Payment Accumulation Option



          If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or


          c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.



          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.


          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:


          a. Contract value; or

          b. the lesser of:

             (1) Contract value on the Continuation Date plus Continuation Net
                 Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

             (2) 125% of the contract value.


          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be equal to the contract value.



     2.  Maximum Anniversary Value Option



          If the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.


If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:


          a. Contract value; or

          b. the lesser of:

             (3) Contract value on the Continuation Date plus any Continuation
                 Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

             (4) 125% of the contract value.


          If the Continuing Spouse is age 86 or older at the time of death, the death benefit is equal to contract value.



Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before June 1, 2004.


B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.


If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 Years 0-4         25% of Earnings     40% of Continuation Net
                                       Purchase Payments
----------------------------------------------------------------
 Years 5-9         40% of Earnings     65% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------
 Years 10+         50% of Earnings     75% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 All Contract      25% of Earnings     40% of Continuation Net
 Years                                 Purchase Payments*
----------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?


We determine the EstatePlus benefit based upon a percentage of earnings, as indicated in the tables above, in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where


     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          APPENDIX C - POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following examples demonstrate the operation of the Polaris Income Rewards and MarketLock features:



Polaris Income Rewards:



EXAMPLE 1:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.


     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.



EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR
            POLARIS INCOME REWARDS OPTIONS 1 AND 2:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).


EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR
            POLARIS INCOME REWARDS OPTION 3:


     Assume you elect Polaris Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).


EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT
            AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.


MarketLock:



EXAMPLE 1 FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $105,000.



     Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% X $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your first contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years.



EXAMPLE 2 FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the fifth contract anniversary. Assume that your contract anniversary values and Benefit Bases are as follows:



-----------------------------------------------------------
     ANNIVERSARY        CONTRACT VALUE      BENEFIT BASE
-----------------------------------------------------------
         1st               $105,000           $105,000
-----------------------------------------------------------
         2nd               $115,000           $115,000
-----------------------------------------------------------
         3rd               $107,000           $115,000
-----------------------------------------------------------
         4th               $110,000           $115,000
-----------------------------------------------------------
         5th               $120,000           $120,000
-----------------------------------------------------------



On your fifth anniversary, your contract value is $120,000, and your Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your fifth contract anniversary is 7% of the Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your fifth contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.



EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. During your sixth contract year, after your fifth contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, you may take withdrawals of up to $8,400 over a minimum of 13 years and 9 months.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT
            FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your sixth contract year, after your fifth contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the excess withdrawal, which is $8,400. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the excess withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we determine the proportion by which the contract value was reduced by the excess withdrawal ($3,288/$109,600 = 3%). Finally we reduce $111,600 by that proportion (3%) which equals $108,252. Your Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your Maximum Annual Withdrawal Amount is your Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.50.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                              North Dakota
--------------------------------------------------------------------------------------------------------------------
 Capital Protector Promise,        Charge will be deducted pro-rata from variable portfolios     Washington
 Polaris Income Rewards,           only. If premiums are allocated among fixed funds only, no
 MarketLock                        Capital Protector charge will be deducted.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the       Oregon
                                   penalty free withdrawal amount.
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------
 Market Value Adjustment           L equal to 0.0025                                             Florida
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Platinum II Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                           [POLARIS PLATINUM II LOGO]

                                   PROSPECTUS

                                AUGUST 29, 2005



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                   in connection with
variable annuity.                             VARIABLE SEPARATE ACCOUNT
                                              The annuity has several investment choices -Variable Portfolios listed below and
To learn more about the annuity               available fixed account options. The Variable Portfolios are part of the Anchor
offered in this prospectus, you can           Series Trust ("AST"), American Funds Insurance Series ("AFIS"), SunAmerica Series
obtain a copy of the Statement of             Trust ("SAST"), Lord Abbett Series Fund, Inc. ("LASF"), Nations Separate Account
Additional Information ("SAI") dated          Trust ("NSAT") and Van Kampen Life Investment Trust ("VKT").
August 29, 2005. The SAI has been
filed with the United States                  STOCKS:
Securities and Exchange Commission                MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
("SEC") and is incorporated by                      - Aggressive Growth Portfolio                                              SAST
reference into this prospectus. The                 - Blue Chip Growth Portfolio                                               SAST
Table of Contents of the SAI appears                - "Dogs" of Wall Street Portfolio*                                         SAST
at the end of this prospectus. For a                - Growth Opportunities Portfolio                                           SAST
free copy of the SAI, call us at                  MANAGED BY ALLIANCEBERNSTEIN
(800) 445-SUN2 or write to us at our                - Small & Mid Cap Value Portfolio                                          SAST
Annuity Service Center, P.O. Box                  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
54299, Los Angeles, California                      - Alliance Growth Portfolio                                                SAST
90054-0299.                                         - Global Equities Portfolio                                                SAST
                                                    - Growth-Income Portfolio                                                  SAST
In addition, the SEC maintains a                  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
website (http://www.sec.gov) that                   - American Funds Global Growth Portfolio                                   AFIS
contains the SAI, materials                         - American Funds Growth Portfolio                                          AFIS
incorporated by reference and other                 - American Funds Growth-Income Portfolio                                   AFIS
information filed electronically with             MANAGED BY DAVIS ADVISORS
the SEC by the Company.                             - Davis Venture Value Portfolio                                            SAST
                                                    - Real Estate Portfolio                                                    SAST
ANNUITIES INVOLVE RISKS, INCLUDING                MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Federated American Leaders Portfolio*                                    SAST
NOT A DEPOSIT OR OBLIGATION OF, OR                MANAGED BY LORD, ABBETT & CO.
GUARANTEED OR ENDORSED BY, ANY BANK.                - Lord Abbett Growth and Income Portfolio                                  LASF
THEY ARE NOT FEDERALLY INSURED BY THE             MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
FEDERAL DEPOSIT INSURANCE                           - Nations Marsico 21st Century Portfolio                                   NSAT
CORPORATION, THE FEDERAL RESERVE                    - Nations Marsico Focused Equities Portfolio                               NSAT
BOARD OR ANY OTHER AGENCY.                          - Nations Marsico Growth Portfolio                                         NSAT
                                                    - Nations Marsico International Opportunities Portfolio                    NSAT
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Massachusetts Investors Trust Portfolio                              SAST
                                                    - MFS Mid-Cap Growth Portfolio                                             SAST
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Nations MidCap Growth Portfolio                                          NSAT
                                                    - Nations Small Company Portfolio                                          NSAT
                                                    - Nations Value Portfolio                                                  NSAT
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                    - Emerging Markets Portfolio                                               SAST
                                                    - International Growth and Income Portfolio                                SAST
                                                    - Putnam Growth: Voyager                                                   SAST
                                                  MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC
                                                    - Foreign Value Portfolio                                                  SAST
                                                  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT
                                                    - International Diversified Equities Portfolio                             SAST
                                                    - Technology Portfolio                                                     SAST
                                                    - Van Kampen LIT Comstock Portfolio, Class II Shares*                       VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II Shares                 VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II Shares               VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio                                            AST
                                                    - Growth Portfolio                                                          AST
                                                    - Natural Resources Portfolio                                               AST
                                              BALANCED:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                                            SAST
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Nations Asset Allocation Portfolio                                       NSAT
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                                               SAST
                                              BONDS:
                                                  MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                                                SAST
                                                  MANAGED BY FEDERATED INVESTMENT MANAGEMENT
                                                    - Corporate Bond Portfolio                                                 SAST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                                                    SAST
                                                  MANAGED BY MACKAY SHIELDS LLC
                                                    - Nations High Yield Bond Portfolio                                        NSAT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio                                       AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                                                SAST
                                              * "Dogs" of Wall Street is an equity fund seeking total return. Federated American
                                              Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT
                                                Comstock is an equity fund seeking capital growth and income.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
                                   TABLE OF CONTENTS
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 GLOSSARY........................................................................
                                                                                      2
 HIGHLIGHTS......................................................................
                                                                                      3
 FEE TABLES......................................................................
                                                                                      4
    Maximum Owner Transaction Expenses...........................................
                                                                                      4
    Contract Maintenance Fee.....................................................
                                                                                      4
    Separate Account Annual Expenses.............................................
                                                                                      4
    Additional Optional Feature Fees.............................................
                                                                                      4
    Optional Polaris Income Rewards Fee..........................................
                                                                                      4
    Optional Capital Protector Fee...............................................
                                                                                      4
    Underlying Fund Expenses.....................................................
                                                                                      4
 EXAMPLES........................................................................
                                                                                      5
 THE POLARIS PLATINUM II VARIABLE ANNUITY........................................
                                                                                      6
 PURCHASING A POLARIS PLATINUM II VARIABLE ANNUITY...............................
                                                                                      6
    Allocation of Purchase Payments..............................................
                                                                                      7
    Accumulation Units...........................................................
                                                                                      7
    Free Look....................................................................
                                                                                      7
 INVESTMENT OPTIONS..............................................................
                                                                                      8
    Variable Portfolios..........................................................
                                                                                      8
        American Funds Insurance Series..........................................
                                                                                      8
        Anchor Series Trust......................................................
                                                                                      8
        Lord Abbett Series Fund, Inc. ...........................................
                                                                                      8
        SunAmerica Series Trust..................................................
                                                                                      8
        Nations Separate Account Trust...........................................
                                                                                      8
        Van Kampen Life Investment Trust.........................................
                                                                                      8
    Fixed Account Options........................................................
                                                                                      9
    Dollar Cost Averaging Fixed Accounts.........................................
                                                                                     10
    Dollar Cost Averaging Program................................................
                                                                                     10
    Asset Allocation Program.....................................................
                                                                                     10
    Transfers During the Accumulation Phase......................................
                                                                                     11
    Automatic Asset Rebalancing Program..........................................
                                                                                     13
    Return Plus Program..........................................................
                                                                                     13
    Voting Rights................................................................
                                                                                     13
    Substitution, Addition or Deletion of Variable Portfolios....................
                                                                                     13
 ACCESS TO YOUR MONEY............................................................
                                                                                     14
    Systematic Withdrawal Program................................................
                                                                                     15
    Nursing Home Waiver..........................................................
                                                                                     15
    Minimum Contract Value.......................................................
                                                                                     15
 OPTIONAL LIVING BENEFITS........................................................
                                                                                     15
    Polaris Income Rewards Feature...............................................
                                                                                     15
    Capital Protector Feature....................................................
                                                                                     19
 DEATH BENEFIT...................................................................
                                                                                     20
    Death Benefit Options........................................................
                                                                                     21
    EstatePlus...................................................................
                                                                                     22
    Spousal Continuation.........................................................
                                                                                     23
 EXPENSES........................................................................
                                                                                     23
    Separate Account Expenses....................................................
                                                                                     23
    Withdrawal Charges...........................................................
                                                                                     23
    Investment Charges...........................................................
                                                                                     24
    Contract Maintenance Fee.....................................................
                                                                                     24
    Transfer Fee.................................................................
                                                                                     24
    Optional Polaris Income Rewards Fee..........................................
                                                                                     24
    Optional Capital Protector Fee...............................................
                                                                                     24
    Optional EstatePlus Fee......................................................
                                                                                     24
    Premium Tax..................................................................
                                                                                     24
    Income Taxes.................................................................
                                                                                     24
    Reduction or Elimination of Charges and Expenses, and Additional Amounts
      Credited...................................................................
                                                                                     24
 INCOME OPTIONS..................................................................
                                                                                     25
    Annuity Date.................................................................
                                                                                     25
    Income Options...............................................................
                                                                                     25
    Fixed or Variable Income Payments............................................
                                                                                     25
    Income Payments..............................................................
                                                                                     26
    Transfers During the Income Phase............................................
                                                                                     26
    Deferment of Payments........................................................
                                                                                     26
 TAXES...........................................................................
                                                                                     26
    Annuity Contracts in General.................................................
                                                                                     26
    Tax Treatment of Distributions - Non-Qualified Contracts.....................
                                                                                     27
    Tax Treatment of Distributions - Qualified Contracts.........................
                                                                                     27
    Minimum Distributions........................................................
                                                                                     27
    Tax Treatment of Death Benefits..............................................
                                                                                     28
    Contracts Owned by a Trust or Corporation....................................
                                                                                     28
    Gifts, Pledges and/or Assignments of a Contract..............................
                                                                                     28
    Diversification and Investor Control.........................................
                                                                                     28
 OTHER INFORMATION...............................................................
                                                                                     29
    AIG SunAmerica Life..........................................................
                                                                                     29
    The Separate Account.........................................................
                                                                                     29
    The General Account..........................................................
                                                                                     29
    Payments in Connection with Distribution of the Contract.....................
                                                                                     29
    Administration...............................................................
                                                                                     30
    Legal Proceedings............................................................
                                                                                     30
    Financial Statements.........................................................
                                                                                     30
    Registration Statement.......................................................
                                                                                     30
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................
                                                                                   F-56
 APPENDIX A - CONDENSED FINANCIALS...............................................
                                                                                    A-1
 APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION......................
                                                                                    B-1
 APPENDIX C - POLARIS INCOME REWARDS EXAMPLES....................................
                                                                                    C-1
 APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
  AND BENEFITS...................................................................
                                                                                    D-1


        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                    GLOSSARY
        ----------------------------------------------------------------
        ----------------------------------------------------------------
We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.


ACCUMULATION PHASE - The period during which you invest money in your contract.


ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT - The person on whose life we base income payments.




ANNUITY DATE - The date on which you select income payments to begin.



ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.


BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.



CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.




FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.



INCOME PHASE - The period during which we make income payments to you.



LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.




MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.




PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.



QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.



SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.




TRUSTS - Collectively refers to the Anchor Series Trust, American Funds Insurance Series, Lord Abbett Series Fund, Inc., SunAmerica Series Trust, Nations Separate Account Trust and Van Kampen Life Investment Trust.



UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.


VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

        ----------------------------------------------------------------
        ----------------------------------------------------------------
                                   HIGHLIGHTS
        ----------------------------------------------------------------
        ----------------------------------------------------------------

The Polaris Platinum(II) Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE PURCHASING A POLARIS PLATINUM(II) VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS PLATINUM(II) VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. SEE "OPTIONAL LIVING BENEFITS" BELOW.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. PLEASE SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

See APPENDIX D for information regarding state contract availability and state specific variations of certain features and benefits.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.



IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.



  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.


MAXIMUM OWNER TRANSACTION EXPENSES
MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)......7%


TRANSFER FEE..................  $25 per transfer after the first 15 transfers in any contract year.



THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.



CONTRACT MAINTENANCE FEE(2).....................................................  $35


SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolio)



Separate Account Charge.........................................................  1.52%
Optional EstatePlus Fee(3)......................................................  0.25%
                                                                                  =====
    TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES......................................  1.77%


ADDITIONAL OPTIONAL FEATURE FEES
You may elect one of the following optional features: Polaris Income Rewards or Capital Protector described below.


   OPTIONAL POLARIS INCOME REWARDS FEE(4)


   (calculated as a percentage of your Purchase Payments received in the first 90 days adjusted for withdrawals)



                                     CONTRACT YEAR                                    ANNUALIZED FEE
                                     -------------                                    --------------
     0-7............................................................................       0.65%
     8-10...........................................................................       0.45%
     11+............................................................................        none



   OPTIONAL MARKETLOCK FEE(4)


   (calculated as a percentage of the greater of (a) Purchase Payments made in the first two years; or (b) the highest anniversary value in the last 10 years less Purchase Payments made after the first two years, both adjusted for withdrawals during the applicable period)



   OPTIONAL CAPITAL PROTECTOR FEE(5)


   (calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)


                                     CONTRACT YEAR                                    ANNUALIZED FEE
                                     -------------                                    --------------
     0-7............................................................................       0.50%
     8-10...........................................................................       0.25%
     11+............................................................................        none

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

UNDERLYING FUND EXPENSES

                          TOTAL ANNUAL UNDERLYING FUND EXPENSES                             MINIMUM   MAXIMUM
                          -------------------------------------                             -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other
 expenses and 12b-1 fees, if applicable)..................................................   0.55%     2.06%

FOOTNOTES TO THE FEE TABLES:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows:

YEARS:......................................................   1    2    3    4    5    6    7    8    9   10+
                                                              7%   6%   5%   4%   3%   2%   1%   0%   0%   0%


(2) The contract maintenance fee may be waived if contract value is $50,000 or more.



(3) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.



(4) The Polaris Income Rewards and MarketLock features are optional guaranteed minimum withdrawal benefits. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.



(5) The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.


The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including EstatePlus 0.25% and investment in an Underlying Fund with total expenses of 2.06%)


(1) If you surrender your contract at the end of the applicable time period and you elect MarketLock (0.65%) features:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,154            $1,870            $2,593            $4,641
---------------------------------------------------------------------
---------------------------------------------------------------------


(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
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     $361             $1,097            $1,855            $3,845
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(3) If you do not surrender your contract and you elect MarketLock (0.65%) features:



    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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     $454             $1,370            $2,293            $4,641
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MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual charges of 1.52% and investment in an Underlying Fund with total expenses of 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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     $915             $1,165            $1,441            $2,456
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(2) If you annuitize your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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     $210              $649             $1,114            $2,400
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(3) If you do not surrender your contract and you do not elect any optional features:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
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---------------------------------------------------------------------
     $215              $665             $1,141            $2,456
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EXPLANATION OF FEE TABLES AND EXAMPLES


1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.



2. In addition to the stated assumptions, the Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.



3. If you elected other optional features, your expenses would be lower than those shown in these Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.



   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.

           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

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                            THE POLARIS PLATINUM II
                                VARIABLE ANNUITY
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When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:


     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.



     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.



     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.


Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.


Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.


For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.


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                        PURCHASING A POLARIS PLATINUM II
                                VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.


--------------------------------------------------------------------------------------------
                                                                         MINIMUM
                                      MINIMUM INITIAL                   SUBSEQUENT
                                      PURCHASE PAYMENT               PURCHASE PAYMENT
--------------------------------------------------------------------------------------------
          Qualified                        $2,000                          $250
--------------------------------------------------------------------------------------------
        Non-Qualified                      $5,000                          $500
--------------------------------------------------------------------------------------------



Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.



We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.



We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.



You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.


ALLOCATION OF PURCHASE PAYMENTS


In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.



Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.



We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.


ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.



We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:


     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and


     3. We divide this amount by the number of outstanding Accumulation Units.



We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


EXAMPLE:


We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.


FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.


Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.



With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.


EXCHANGE OFFERS


From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS


The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.



The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.



The Variable Portfolios along with their respective advisers are listed below:


     AMERICAN FUNDS INSURANCE SERIES - CLASS 2


     Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").


     ANCHOR SERIES TRUST - CLASS 3


     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").


     LORD ABBETT SERIES FUND, INC. - CLASS VC


     Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").


     SUNAMERICA SERIES TRUST - CLASS 3


     AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").


     NATIONS SEPARATE ACCOUNT TRUST


     Bank of America Capital Management, LLC is the investment adviser and various managers are the subadvisers to Nations Separate Account Trust ("NSAT").


     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II


     Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").


STOCKS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - Aggressive Growth Portfolio                                        SAST

       - Blue Chip Growth Portfolio                                         SAST

       - "Dogs" of Wall Street Portfolio*                                   SAST

       - Growth Opportunities Portfolio                                     SAST

     MANAGED BY ALLIANCEBERNSTEIN

       - Small & Mid Cap Value Portfolio                                    SAST

     MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.

       - Alliance Growth Portfolio                                          SAST

       - Global Equities Portfolio                                          SAST

       - Growth-Income Portfolio                                            SAST

     MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY

       - American Funds Global Growth Portfolio                             AFIS

       - American Funds Growth Portfolio                                    AFIS

       - American Funds Growth-Income Portfolio                             AFIS

     MANAGED BY DAVIS ADVISORS

       - Davis Venture Value Portfolio                                      SAST

       - Real Estate Portfolio                                              SAST

     MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

       - Federated American Leaders Portfolio*                              SAST

     MANAGED BY LORD, ABBETT & CO.

       - Lord Abbett Growth and Income Portfolio                            LASF

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

       - Nations Marsico 21st Century Portfolio                             NSAT

       - Nations Marsico Focused Equities Portfolio                         NSAT

       - Nations Marsico Growth Portfolio                                   NSAT

       - Nations Marsico International Opportunities Portfolio              NSAT

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Massachusetts Investors Trust Portfolio                        SAST

       - MFS Mid-Cap Growth Portfolio                                       SAST


     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC



       - Nations MidCap Growth Portfolio                                    NSAT



       - Nations Small Company Portfolio                                    NSAT



       - Nations Value Portfolio                                            NSAT


     MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC

       - Emerging Markets Portfolio                                         SAST

       - International Growth and Income Portfolio                          SAST

       - Putnam Growth: Voyager Portfolio                                   SAST

     MANAGED BY TEMPLETON INVESTMENT COUNSEL, LLC

       - Foreign Value Portfolio                                            SAST

     MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT

       - International Diversified Equities Portfolio+                      SAST

       - Technology Portfolio+                                              SAST

       - Van Kampen LIT Comstock Portfolio, Class II Shares*                 VKT

       - Van Kampen LIT Emerging Growth Portfolio, Class II Shares           VKT

       - Van Kampen LIT Growth and Income Portfolio, Class II Shares         VKT

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Capital Appreciation Portfolio                                      AST

       - Growth Portfolio                                                    AST

       - Natural Resources Portfolio                                         AST

BALANCED:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - SunAmerica Balanced Portfolio                                      SAST

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Nations Asset Allocation Portfolio                                 NSAT

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

       - MFS Total Return Portfolio                                         SAST

BONDS:

     MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.

       - High-Yield Bond Portfolio                                          SAST

     MANAGED BY FEDERATED INVESTMENT MANAGEMENT

       - Corporate Bond Portfolio                                           SAST

     MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L

       - Global Bond Portfolio                                              SAST

     MANAGED BY MACKAY SHIELDS LLC

       - Nations High Yield Bond Portfolio                                  NSAT

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

       - Government & Quality Bond Portfolio                                 AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

       - Cash Management Portfolio                                          SAST

* "Dogs" of Wall Street is an equity fund seeking total return. Federated American Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT Comstock is an equity fund seeking capital growth and income.

+ Morgan Stanley Investment Management, Inc., the subadviser for these portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE ACCOMPANYING PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS


Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.



We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.



There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:



     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.



     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.



     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.



When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.



All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.



DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.


DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.



If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.



We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.



You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.



The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.


Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

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            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
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              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
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     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.


ASSET ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

ENROLLING IN THE PROGRAM


You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.


WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

KEEPING YOUR PROGRAM ON TARGET

     REBALANCING

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.


Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.


IMPORTANT INFORMATION

Using the Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Asset Allocation model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.



Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.


     TRANSFER POLICIES


We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.



We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard U.S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.



We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



     (1) the number of transfers made in a defined period;



     (2) the dollar amount of the transfer;



     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;



     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;



     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or



     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.



Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.



The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.


     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:


     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.


RETURN PLUS PROGRAM


The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without putting your Purchase Payment at direct risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.



     EXAMPLE OF RETURN PLUS PROGRAM:



     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 7 years. If the 7-year Fixed Account is offering a 5% interest rate, Return Plus will allocate $71,069 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios according to your allocation instructions.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.


VOTING RIGHTS


The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.


SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS


We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.



In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract by making a partial withdrawal and/or by receiving income payments during the Income Phase. See INCOME OPTIONS below.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. SEE EXPENSES BELOW.


Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.



Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.



To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."


The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:


     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and



     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.


When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.


During the first year after we issue your contract, your free withdrawal amount is the greater of:



     (1) your penalty-free earnings; or


     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can take out the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.


For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:


A-(B x C)=D, where:

    A=Your contract value at the time of your request for withdrawal ($90,000)

    B=The amount of your Purchase Payments still subject to withdrawal charge
      ($100,000)


    C=The withdrawal charge percentage applicable to the age of each Purchase
      Payment (assuming 5% is the applicable percentage) [B x C=$5,000]



    D=Your full contract value ($85,000) available for total withdrawal



Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF

ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.


Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.


Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.


SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply.



The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


NURSING HOME WAIVER


If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or MVA on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.



In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60-day confinement requirement.


MINIMUM CONTRACT VALUE


Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


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                            OPTIONAL LIVING BENEFITS
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YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.



POLARIS INCOME REWARDS AND MARKETLOCK FEATURE



What are Polaris Income Rewards and MarketLock?



Polaris Income Rewards and MarketLock are optional living benefit features designed to help you create a guaranteed income stream. You may elect either Polaris Income Rewards or MarketLock, for which you will be charged an annualized fee on a quarterly basis. You are guaranteed to receive withdrawals over a minimum number of years that in total equal atleast Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Polaris Income Rewards and MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance. Polaris Income Rewards and MarketLock have rules and restrictions that are discussed more fully below.



What options are currently available?



Four options are currently available.



Polaris Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.



MarketLock provides a guaranteed minimum withdrawal amount generally based on the greater of the highest or maximum anniversary value ("MAV") that occurs during the MAV Evaluation Period (defined below) or the Purchase

Payments made in the first two years, adjusted for withdrawals during that period.



Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.



How and when can I elect Polaris Income Rewards and MarketLock?



You may only elect either feature at the time of contract issue. You may not change the option after election. Please refer to the Polaris Income Rewards Summary Table and the MarketLock section below for the age limitations associated with these features.



Generally, once you elect Polaris Income Rewards, it cannot be cancelled. MarketLock may be cancelled only as of the 5(th), 10(th), and remaining subsequent contract anniversaries. Requests to cancel MarketLock will be effective on the next available cancellation date after receipt. Once MarketLock is cancelled, you will no longer be charged for the feature and you may not re-elect the feature.



Polaris Income Rewards or MarketLock cannot be elected if you elect the Capital Protector feature. SEE CAPITAL PROTECTOR BELOW. Polaris Income Rewards and MarketLock may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



How is the Benefit calculated?



In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.



What are the three Polaris Income Rewards options?



The table below is a summary of the three Polaris Income Rewards options we are currently offering.



POLARIS INCOME REWARDS SUMMARY:



-----------------------------------------------------------------------------------------
                                                                                MINIMUM
                                                                              WITHDRAWAL
                                                                              PERIOD* (IF
                                                                                MAXIMUM
                                                                  MAXIMUM       ANNUAL
                                                                  ANNUAL      WITHDRAWAL
                                      BENEFIT                   WITHDRAWAL      AMOUNT
                        MAXIMUM     AVAILABILITY    STEP-UP       AMOUNT         TAKEN
       OPTION         ELECTION AGE      DATE        AMOUNT     PERCENTAGE***  EACH YEAR)
-----------------------------------------------------------------------------------------
         1             Age 80 or      3 years       10%* of       10% of       11 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         2             Age 80 or      5 years       20%* of       10% of       12 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------
         3             Age 70 or     10 years      50%** of       10% of       15 years
                      younger on     following    Withdrawal    Withdrawal
                      the contract   contract       Benefit    Benefit Base
                      issue date    issue date       Base
-----------------------------------------------------------------------------------------



* You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.



** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be fewer years if you receive a reduced Step-Up Amount.



*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see Important Information section below.



How are the components for Polaris Income Rewards calculated?



First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.



Third, we determine a STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Polaris

Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.



Fourth, we determine a STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Polaris Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.



Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Polaris Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.



Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Polaris Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.



What is the fee for Polaris Income Rewards?



The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.



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       CONTRACT YEAR        ANNUALIZED FEE FOR STEP-UP OPTIONS
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         0-7 years          0.65% of Withdrawal Benefit Base
 -------------------------------------------------------------
        8-10 years          0.45% of Withdrawal Benefit Base
 -------------------------------------------------------------
            11+                         None
 -------------------------------------------------------------



What are the effects of withdrawal on Polaris Income Rewards?



The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Polaris Income Rewards are further explained through the calculations below:



     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.



     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:



          a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.



     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up

     Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.



     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:



          a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.



     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.



     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.



     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.



THE POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.



What is the MarketLock option?



MarketLock provides a guarantee that the highest Anniversary Value during the relevant MAV Evaluation Period (defined below) can be withdrawn over the period that the feature is in effect. You may only elect MarketLock if you are age 75 or younger on the contract issue date. The table below is a summary of MarketLock option we are currently offering.



MARKETLOCK SUMMARY:



--------------------------------------------------------------
                                                    MAXIMUM
                                       MINIMUM       ANNUAL
                           MAXIMUM    WITHDRAWAL   WITHDRAWAL
                            ANNUAL      PERIOD       AMOUNT
                          WITHDRAWAL   PRIOR TO    PERCENTAGE
                           AMOUNT*       ANY      IF EXTENSION
TIME OF FIRST WITHDRAWAL  PERCENTAGE  EXTENSION    IS ELECTED
--------------------------------------------------------------
 Before 5(th) Benefit        5%       20 years        5%
    Year anniversary
--------------------------------------------------------------
  On or after 5(th)          7%         14.28         7%
      Benefit Year                      years
      anniversary
--------------------------------------------------------------
  On or after 10(th)         10%      10 years        7%
      Benefit Year
      anniversary
--------------------------------------------------------------
  On or after 20(th)         10%      10 years        10%
      Benefit Year
      anniversary
--------------------------------------------------------------



* For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see Important Information section below.



How are the components for MarketLock calculated?



FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements received if Polaris Rewards is elected or any spousal continuation contributions. Eligible Purchase Payments are limited to $1 million without our prior approval.



SECOND, we calculate the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary minus any Ineligible Purchase Payments.



THIRD, we determine the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below. If you do not elect to extend the MAV Evaluation Period, the period will automatically end.



FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is at least equal to Eligible Purchase Payments, as adjusted for withdrawals of contract value. Subsequent Eligible Purchase Payments are added to the MAV Benefit Base when they are received.



On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base. Any continuation contributions as a result of a spousal continuation, and Payment Enhancements if Polaris Rewards is elected, are included in calculating the Anniversary Values used to determine the MAV Benefit Base during the MAV Evaluation Period.



At the end of the MAV Evaluation Period, as long as MarketLock is still in effect and you are age [85] or younger, you will be given the chance to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. Any additional MAV Evaluation Periods, if available, will be for a time period that we determine and will be offered at our discretion. We will notify you of the time period available for election prior to the expiration of any MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should know that the provisions for the feature, such as the fee, will change to the provisions in effect at the time you elect to extend, which may be different from the provisions when you initially elected the feature.



If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries as described above, but will continue at the level in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals as described below. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.



FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is an amount calculated as a percentage of the MAV Benefit Base at the time of the first withdrawal and represents the maximum amount that may be withdrawn under this feature each contract year. These percentages are shown in the MarketLock Summary table, above. If the MAV Benefit Base is increased to the current Anniversary Value (as described above in the MAV Benefit Base section), the Maximum Annual Withdrawal Amount will be recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Amount percentage multiplied by the new MAV Benefit Base.



FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Period is recalculated when the MAV Benefit Base is adjusted to a higher anniversary value, and is summarized in the MarketLock Summary table, above.



FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?



What is the fee for MarketLock?



The fee for MarketLock is 0.65% of the MAV Benefit Base. Each time you extend the MAV Evaluation Period, if offered and you elect it, the fee will be changed to the extension fee in effect at the time. The fee will be deducted quarterly from your contract value, starting on the first quarter following your contract date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender your contract or annuitize before the end of the quarter.



What are the effects of withdrawals on MarketLock?



The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of withdrawals of contract value. Total withdrawals in any contract year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. In addition to these amounts, withdrawals in excess of the Maximum Annual Withdrawal Amount also reduce the MAV Benefit Base by the amount of the excess withdrawal or, if greater, based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in proportionately greater reduction of the benefits under the feature. This may also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:



MAV BENEFIT BASE:



     Withdrawals reduce the MAV Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal; (2) If the withdrawal, or any portion of the withdrawal, causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or
     (b), where:



          a. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;



          b. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, if any, that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced by the remainder of the withdrawal in the same proportion that the remaining contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.



MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a contract year does not exceed the Maximum Annual Withdrawal Amount for that contract year, the Maximum Annual Withdrawal Amount will not change for the next contract year unless your MAV Benefit Base is adjusted upward (as described above). If total withdrawals in a contract year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.



MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.



CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.



Effect of Withdrawals of Contract Value on Minimum Withdrawal Period



-----------------------------------------------------------
  AMOUNT WITHDRAWN
 IN A CONTRACT YEAR     EFFECT ON MINIMUM WITHDRAWAL PERIOD
-----------------------------------------------------------
  Amounts up to the     New Minimum Withdrawal Period = the
  Maximum Annual        MAV Benefit Base on the anniversary
  Withdrawal Amount     date after any withdrawals on that
                        anniversary, divided by the current
                        Maximum Annual Withdrawal Amount
-----------------------------------------------------------
  Amounts in excess     New Minimum Withdrawal Period = the
  of the Maximum        Minimum Withdrawal Period at the
  Annual Withdrawal     prior contract anniversary minus
  Amount                one year
-----------------------------------------------------------



THE POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.



What happens if my contract value is reduced to zero?



If the contract value is zero but the Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



To receive your remaining Benefit, you may select one of the following options:



     1. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base or MAV Benefit Base, as applicable, equals zero; or



     3. any payment option mutually agreeable between you and us.



If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.



What happens to Polaris Income Rewards and MarketLock upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spouse continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in anniversary values for these purposes. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.



Can my non-spousal beneficiary elect to receive any remaining withdrawals under Polaris Income Rewards and MarketLock upon my death?



If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Polaris Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the MAV Benefit Base or the Stepped-Up Benefit Base, as applicable, is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.



Can Polaris Income Rewards and MarketLock be canceled?



Once you elect Polaris Income Rewards, you may not cancel the feature. However, there is no charge for Polaris Income Rewards after the 10th contract anniversary. If you elect MarketLock the feature may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee. You may not extend the MAV Evaluation Period upon cancellation. You may not re-elect MarketLock after cancellation.



Additionally, the feature automatically terminates upon the occurrence of one of the following:



     1. The Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, is equal to zero; or



     2. Annuitization of the contract; or



     3. Full surrender of the contract; or



     4. Death benefit is paid; or



     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.



We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, by 50% or more.



IMPORTANT INFORMATION



Polaris Income Rewards and MarketLock are designed to offer protection of your initial investment in the event of a significant market downturn. Polaris Income Rewards and MarketLock may not guarantee an income stream based on all Purchase Payments made into your contract. The Step-Up Options do not guarantee investment gains. Polaris Income Rewards and MarketLock does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day for the Step-Up Options, and the 2nd contract anniversary for MarketLock , following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Polaris Income Rewards and MarketLock if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.



WITHDRAWALS UNDER THESE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.



If you elect one of the Polaris Income Rewards options and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date.



Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.



We reserve the right to limit the maximum Eligible Purchase Payments to $1 million. We reserve the right to limit the investment options available under the contract if you elect these features for prospectively issued contracts.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE POLARIS INCOME REWARDS AND/OR MARKETLOCK (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


CAPITAL PROTECTOR FEATURE

What is Capital Protector?


Capital Protector is an optional living benefit offered on your contract. If you elect this feature, you will be charged an annualized fee. At the end of 10 full contract years ("Waiting Period"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s) as specified below (less adjustments for withdrawals). Capital Protector offers protection in the event that your contract value declines due to unfavorable investment performance.


How and when can I elect the feature?


You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Capital Protector is not available if you elect Polaris Income Rewards or MarketLock. SEE POLARIS INCOME REWARDS AND MARKETLOCK ABOVE.



Capital Protector may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.


Can Capital Protector be cancelled?


Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the Waiting Period. The feature terminates automatically following the end of the Waiting Period. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the Waiting Period.

How is the Benefit calculated?


The Benefit is a one-time adjustment to your contract in the event that your contract value at the end of the Waiting Period ("Benefit Date") is less than the Purchase Payments made, as follows:



----------------------------------------------------------------------------------
                                              PERCENTAGE OF PURCHASE PAYMENTS
           TIME ELAPSED SINCE                         INCLUDED IN THE
        THE CONTRACT ISSUE DATE                     BENEFIT CALCULATION
----------------------------------------------------------------------------------
               0-90 Days                                    100%
----------------------------------------------------------------------------------
               91 Days +                                     0%
----------------------------------------------------------------------------------


The benefit calculation is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:


     (a) is the Purchase Payments received on or after the contract issue date multiplied by the applicable percentages in the table above, and;



     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.


What is the fee for Capital Protector?


----------------------------------------------------------------------------------
             CONTRACT YEAR                            ANNUALIZED FEE*
----------------------------------------------------------------------------------
                  0-7                                      0.50%
----------------------------------------------------------------------------------
                  8-10                                     0.25%
----------------------------------------------------------------------------------
                  11+                                       none
----------------------------------------------------------------------------------



* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.


What happens to Capital Protector upon a spousal continuation?


If your spouse chooses to continue this contract upon your death, this feature cannot be terminated. The Waiting Period starts from the original issue date. The corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.


IMPORTANT INFORMATION


Capital Protector may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Capital Protector would not protect the majority of those payments.



Since Capital Protector may not guarantee a return of all Purchase Payments at the end of the Waiting Period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the end of the Waiting Period your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Capital Protector throughout the Waiting Period. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce the value of the Benefit.



We will allocate any benefit amount contributed to the contract value on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE CAPITAL PROTECTOR (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


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                                 DEATH BENEFIT
        ----------------------------------------------------------------
        ----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.



We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.


You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.



If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.



The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.



A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.


EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS


The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option must begin or under the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.



Other Beneficiary Continuation Options



Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).



Please consult your tax advisor regarding tax implications and your particular circumstances.


DEFINITION OF DEATH BENEFIT TERMS


The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.


To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

DEATH BENEFIT OPTIONS


This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.


OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION


If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:



     1.  Contract value; or



     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday; or



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.



The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.


OPTION 2 - MAXIMUM ANNIVERSARY OPTION


If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:



     1. Contract value; or


     2. Net Purchase Payments received prior to your 86th birthday; or



     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.



If the contract is issued on or after your 83rd birthday but before your 86th birthday, the death benefit is greater of:



     1. Contract value; or



     2. The lesser of:



          a. Net Purchase Payments received prior to your 86th birthday; or



          b. 125% of Contract Value.



If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.



For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.


The death benefit options on contracts issued before June 1, 2004 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS


EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.


You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.


We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.


The table below applies to contracts issued prior to your 70th birthday:


----------------------------------------------------------------------------
   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
----------------------------------------------------------------------------
 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
----------------------------------------------------------------------------
 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------
 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
----------------------------------------------------------------------------


The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:


---------------------------------------------------------------------------------
      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------
 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
---------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?


Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.


What is the EstatePlus Percentage?


We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.


What is the Maximum EstatePlus Benefit?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.



EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.



A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.



To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.



Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.


SEPARATE ACCOUNT EXPENSES


The annual Separate Account expenses is 1.52% annually of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.



Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.



If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.



We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The withdrawal charge schedule is as follows:


WITHDRAWAL CHARGE

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      YEAR           1        2        3        4        5        6        7        8+
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 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
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When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.



Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.



We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.


Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

INVESTMENT CHARGES

INVESTMENT MANAGEMENT FEES


The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.


SERVICE FEES



Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.


There is an annualized 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust, Class 2 shares of the American Funds Insurance Series and Class 3 shares of the Anchor Series Trust and SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.


For more detailed information on these Underlying Fund fees, refer to the prospectuses for the Trusts.


CONTRACT MAINTENANCE FEE


During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.



If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving this fee. This waiver is subject to change without notice.


TRANSFER FEE


Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.


OPTIONAL POLARIS INCOME REWARDS FEE


The annualized Polaris Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:



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       CONTRACT YEAR             ANNUALIZED FEE
 ----------------------------------------------------
         0-7 years             0.65% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
        8-10 years             0.45% of Withdrawal
                                  Benefit Base
 ----------------------------------------------------
         11+ years                    none
 ----------------------------------------------------



OPTIONAL MARKETLOCK FEE



The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:



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                                 ANNUALIZED FEE
 ----------------------------------------------------
    All Contract Years                0.65%
 ----------------------------------------------------


OPTIONAL CAPITAL PROTECTOR FEE


The annualized fee for the Capital Protector feature is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is as follows:



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             CONTRACT YEAR                             ANNUALIZED FEE
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                  0-7                                      0.50%
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                  8-10                                     0.25%
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                  11+                                       none
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OPTIONAL ESTATEPLUS FEE


The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.


PREMIUM TAX


Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED


Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.


The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.


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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS


You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.


We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please read the Statement of Additional Information for a more detailed discussion of the income options.


FIXED OR VARIABLE INCOME PAYMENTS


You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.


INCOME PAYMENTS


We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.


If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and


     - the contract value attributable to the Variable Portfolios on the Annuity Date; and


     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.



The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.


TRANSFERS DURING THE INCOME PHASE


During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.


The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.


You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.


TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.


These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


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                               OTHER INFORMATION
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AIG SUNAMERICA LIFE


The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


THE SEPARATE ACCOUNT


The Company established the Separate Account, Variable Separate Account, under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.


The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.


THE GENERAL ACCOUNT


Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.



The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.


PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS


Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8.0% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.



We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.



Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.



AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.


PAYMENTS WE RECEIVE


In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.


ADMINISTRATION


We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.


We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract.

Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.



A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.



On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004.



Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.



On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.



AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.



In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.



FINANCIAL STATEMENTS



THE COMPANY AND THE SEPARATE ACCOUNT



The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are included and the financial statements of Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



AIG SUPPORT AGREEMENT



AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.



WHERE YOU CAN FIND MORE INFORMATION



The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.



We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.



The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:



WASHINGTON, DISTRICT OF COLUMBIA



100 F. Street, N.E., Room 1580



Washington, DC 20549



CHICAGO, ILLINOIS



175 W. Jackson Boulevard



Chicago, IL 60604



NEW YORK, NEW YORK



3 World Financial, Room 4300



New York, NY 10281



To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:



AIG SunAmerica Life Assurance Company



Annuity Service Center



P.O. Box 54299



Los Angeles, California 90054-0299



Telephone Number: (800) 445-SUN2


REGISTRATION STATEMENT


Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     AIG SunAmerica Life Assurance Company (the "Company") was incorporated as Anchor National Life Insurance Company under the laws of the State of Arizona on April 12, 1965 while the Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, after which time it began doing business under its new name, AIG SunAmerica Life Assurance Company.

     The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management.

     The Company has no employees; however, employees of AIGRS and other affiliates of the Company perform various services for the Company. AIGRS had approximately 1,900 employees at December 31, 2004, approximately 1,100 of whom perform services for the Company as well as for certain of its affiliates.

     The Company's primary activities are retirement services, herein discussed as annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts ("GICs"). The asset management operations are conducted by the Company's registered investment advisor subsidiary, AIG SunAmerica Asset Management Corp ("SAAMCo"), and its wholly owned distributor, AIG SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing administrator, AIG SunAmerica Fund Services, Inc. ("SFS"). See Note 13 of Notes to the Consolidated Financial Statements for operating results by segment.

     The Company ranks among the largest U.S. issuers of variable annuity contracts. The Company distributes its products and services through an extensive network of independent broker-dealers, full-service securities firms and financial institutions. In prior years, GICs were marketed directly to banks, municipalities, asset management firms and direct plan sponsors and through intermediaries, such as managers or consultants servicing these groups. In addition to distributing its variable annuity products through its nine affiliated broker-dealers, the Company distributes its products through a vast network of independent broker-dealers, full-service securities firms and financial institutions. In total, more than 84,000 independent sales representatives are appointed to sell the Company's annuity products. The Company's nine affiliated broker-dealers are among the largest networks of registered representatives in the nation. Sales through affiliated broker-dealers accounted for approximately a quarter of the Company's total annuity sales in 2004.

     The Company believes that demographic trends have produced strong consumer demand for long-term, investment-oriented products. According to U.S. Census Bureau projections, the number of individuals between the ages of 45 to 64 grew from 51 million to 69 million from 1994 to 2003, making this age group the fastest-growing segment of the U.S. population. Between 1994 and 2003, annual industry premiums from fixed and variable annuities increased from $155 billion to $267 billion.

     Benefiting from continued strong growth of the retirement savings market, industry sales of tax-deferred savings products have represented, for a number of years, a significantly larger source of new premiums for the U.S. life insurance industry than have traditional life insurance products. Recognizing the growth potential of this market, the Company focuses its life operations on the sale of variable annuity contracts. In recent years, the Company has enhanced its marketing efforts and expanded its offerings of fee-based variable annuity contracts. Variable accounts within the Company's variable annuity business entail no portfolio credit risk and requires significantly less capital support than the fixed accounts of variable annuity contracts ("Fixed Options"), which generate net investment income.

     The following table shows the Company's investment income, net realized investment losses and fee income for the year ended December 31, 2004 by primary product line or service:

                         NET INVESTMENT AND FEE INCOME


                                                               AMOUNT       PERCENT           PRIMARY PRODUCT OR SERVICE
                                                              ---------     --------   -----------------------------------------
                                                              (IN THOUSANDS, EXCEPT
                                                                 FOR PERCENTAGES)
Fee income:
  Variable annuity policy fees, net of reinsurance..........  $369,141       42.2%     Variable annuity contracts
  Asset management fees.....................................    89,569        10.2     Asset management
  Universal life policy fees, net of reinsurance............    33,899         3.9     Universal life products
  Surrender charges.........................................    26,219         3.0     Fixed and variable annuity contracts
  Other fees................................................    15,753         1.8     Asset management
                                                              --------       -----
  Total fee income..........................................   534,581        61.1
Investment income...........................................   363,594        41.6     Fixed annuity contracts and Fixed Options
Net realized investment losses..............................   (23,807)       (2.7)    Fixed annuity contracts and Fixed Options
                                                              --------       -----
Total net investment and fee income.........................  $874,368      100.0%
                                                              ========       =====



ANNUITY OPERATIONS - SEPARATE ACCOUNT


     The annuity operations principally engaged in the business of issuing variable annuity contracts directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuity contracts, universal life insurance contracts and GICs directed to the institutional marketplace.

     The Company's variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fees on the amounts earned in variable account options of its variable annuity products held in separate accounts and net investment income on the Fixed Options held in the general account. Variable annuity contracts offer retirement planning features similar to those offered by fixed annuity contracts, but differ in that the contract holder's rate of return is generally dependent upon the investment performance of the particular equity, fixed-income, money market or asset allocation fund selected by the contract holder. Because the investment risk is generally borne by the customer in all but the Fixed Options, these products require significantly less capital support than fixed annuity contracts.

     At December 31, 2004, variable product liabilities were $26.04 billion, of which $22.61 billion were held in separate accounts and $3.43 billion were the liabilities of the Fixed Options, held in the Company's general account. The Company's variable annuity products incorporate incentives, surrender charges and/or other restrictions to encourage persistency. At December 31, 2004, 71% of the Company's variable annuity liabilities held in separate accounts were subject to surrender penalties or other restrictions. The Company's variable annuity products also generally limit the number of transfers made in a specified period between account options without the assessment of a fee. The average size of a new variable annuity contract sold by the Company in 2004 was approximately $74,000.


ANNUITY OPERATIONS - GENERAL ACCOUNT


     The Company's general account obligations are fixed-rate products, principally Fixed Options, but also including fixed annuity contracts, GICs and universal life insurance contracts ("Fixed-Rate Products") issued in prior years. The Fixed Options provide interest rate guarantees of certain periods ranging up to ten years. Although the Company's annuity contracts remain in force an average of seven to ten years, approximately 77% of the reserves for fixed annuity contracts and Fixed Options, as well as the universal life insurance contracts, reprice annually at discretionary rates determined by the Company subject to a minimum rate guarantee ranging from 1.5% to 4.0%, depending on the contract. In repricing, the Company takes into account yield characteristics of its investment portfolio, surrender assumptions and competitive industry pricing, among other factors.

     In prior years, the Company augmented its retail annuity business with the sale of institutional products. At December 31, 2004, the Company had $211.4 million of fixed-maturity, variable-rate GIC obligations that reprice periodically based upon certain defined indices and $3.9 million of fixed-maturity, fixed-rate GICs.

     The Company designs its Fixed-Rate Products and conducts its investment operations in order to closely match the duration and cash flows of the assets in its investment portfolio to its fixed-rate obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed-rate securities. The Company's Fixed-Rate Products incorporate incentives, surrender charges and other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had incentives, surrender penalties and/or other restrictions at December 31, 2004.

INVESTMENT OPERATIONS

     The Company believes a portfolio principally composed of fixed-rate investments that generate predictable rates of return should back its liabilities for Fixed-Rate Products. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. The majority of the Company's invested assets are managed by an affiliate of AIG. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.


     For more information concerning the Company's investments, including the risks inherent in such investments, see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Resources and Liquidity."


ASSET MANAGEMENT OPERATIONS

     Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, SAAMCo, which in turn has two wholly owned subsidiaries: SACS and SFS. Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. This contribution increased the Company's shareholder's equity by $150,653,000. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows have been restated for the years ended December 31, 2003 and 2002 for the addition and subtraction to pretax income of $16,345,000 and $4,464,000, respectively, to reflect the SAAMCo activity.

     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, serving as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

REGULATION

     The Company, in common with other insurers, is subject to regulation and supervision by the states and jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single contract, deposits of securities for the benefit of contract holders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of contract holders rather than security holders.

     Risk-based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of December 31, 2004.

     The federal government does not directly regulate the business of insurance, however, the Company, its subsidiaries and its products are governed by federal agencies, including the Securities and Exchange Commission ("SEC"), the Internal Revenue Service and the self-regulatory organization, National Association of Securities Dealers, Inc. ("NASD"). Federal legislation and administrative policies in several areas, including financial services regulation, pension regulation and federal taxation, can significantly and adversely affect the insurance industry. The federal government has from time to time considered legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products, changes in the

Employee Retirement Income Security Act regulations, the alteration of the federal income tax structure and the availability of Section 401(k) and individual retirement accounts. Although the ultimate effect of any such changes, if implemented, is uncertain, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.

     Recently there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and life insurers issuing variable annuity products. These inquiries have focused on a number of issues including, among other items, after-hours trading, short-term trading (sometimes referred to as market timing), suitability, revenue sharing arrangements and greater transparency regarding compensation arrangements. There are several rule proposals pending at the SEC, the NASD and on a federal level, which, if passed, could have an impact on the business of the Company and/or its subsidiaries.

COMPETITION

     The businesses conducted by the Company are highly competitive. The Company competes with other life insurers, and also competes for customers' funds with a variety of investment products offered by financial services companies other than life insurance companies, such as banks, investment advisors, mutual fund companies and other financial institutions. In 2003, net annuity premiums written among the top 100 companies ranged from approximately $79 million to approximately $20 billion annually. The Company together with its affiliates ranked third largest of this group. The Company believes the primary competitive factors among life insurance companies for investment-oriented insurance products, such as annuities include product flexibility, net return after fees, innovation in product design, the insurer financial strength rating and the name recognition of the issuing company, the availability of distribution channels and service rendered to the customer before and after a contract is issued. Other factors affecting the annuity business include the benefits (including before-tax and after-tax investment returns) and guarantees provided to the customer and the commissions paid.

AVAILABLE INFORMATION

     AIG SunAmerica Life Assurance Company (the "Company") files annual, quarterly, and current reports and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains annual, quarterly, and current reports and other information that issuers (including the Company) file electronically with the SEC. The SEC's website is http://www.sec.gov. Additionally, any materials the Company files with the SEC may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company does not maintain a website.

     The Company makes available free of charge, Annual Reports on Form 10-K, Quarterly Reports of Form 10-Q and Current Reports of Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after such materials are electronically filed with, or furnished to the SEC.


SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION



     Indemnification for liabilities arising under the 1933 Act is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.


DESCRIPTION OF PROPERTY

     The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California 90067. The Company, through an affiliate, also leases office space in Woodland Hills, California and Jersey City, New Jersey.

     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.

SELECTED FINANCIAL DATA

     The following selected financial data of the Company should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included elsewhere herein.

     The following selected financial date of the Company for years prior to December 31, 2004 have been restated as if the contribution of SAAMCo and its related subsidiaries were effective as of the earliest period reported below. The following amounts include only the subsidiaries of SAAMCo as of December 31, 2004.


                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2004       2003       2002       2001       2000
                                                              --------   --------   --------   --------   --------
                                                                                 (IN THOUSANDS)
Results of Operations
Revenues:
Fee income, net of reinsurance..............................  $534,581   $427,091   $444,002   $481,945   $549,970
Investment income...........................................   363,594    402,923    387,355    370,198    398,168
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)   (59,784)   (15,177)
                                                              --------   --------   --------   --------   --------
  Total revenues............................................   874,368    799,660    765,546    792,359    932,961
Benefits and Expenses:
Interest expense............................................   222,749    240,213    238,129    244,614    264,493
Amortization of bonus interest..............................    10,357     19,776     16,277     11,938      3,824
General and administrative expenses.........................   131,612    119,093    115,210     99,232    138,955
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484    208,378    154,183
Annual commissions..........................................    64,323     55,661     58,389     58,278     56,473
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716     17,566     19,914
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492     17,839        614
                                                              --------   --------   --------   --------   --------
  Total benefits & expenses.................................   662,867    675,883    733,697    657,845    638,456
                                                              --------   --------   --------   --------   --------
Pretax income before cumulative effect of accounting
  change....................................................   211,501    123,777     31,849    134,514    294,505
Income tax expense..........................................     6,410     30,247        160     21,824     94,400
                                                              --------   --------   --------   --------   --------
Net income before cumulative effect of accounting change....   205,091     93,530     31,689    112,690    200,105
                                                              --------   --------   --------   --------   --------
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --    (10,342)        --
                                                              --------   --------   --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689   $102,348   $200,105
                                                              ========   ========   ========   ========   ========



     In 2004, the Company adopted AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), which was recorded as a cumulative effect of accounting change. (See Note 2 of Notes to Consolidated Financial Statements).

     In 2001, the Company adopted EITF 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" and Statement of Financial Accounting Standard 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133), which were recorded as a cumulative effect of accounting change.


                                                                                   DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                           2004          2003          2002          2001          2000
                                                        -----------   -----------   -----------   -----------   -----------
                                                                                  (IN THOUSANDS)
Financial Position
Investments and cash..................................  $ 7,125,986   $ 7,124,633   $ 7,248,324   $ 6,294,148   $ 5,249,827
Variable annuity assets held in separate accounts.....   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Deferred acquisition costs and other deferred
  expenses............................................    1,606,870     1,505,328     1,436,802     1,419,498     1,286,456
Other assets..........................................      150,708       162,970       309,221       258,446       177,468
                                                        -----------   -----------   -----------   -----------   -----------
Total Assets..........................................  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                        ===========   ===========   ===========   ===========   ===========
Reserves for fixed annuity and fixed accounts of
  variable annuity contracts..........................  $ 3,948,158   $ 4,274,329   $ 4,285,098   $ 3,498,917   $ 2,778,229
Reserves for universal life insurance contracts.......    1,535,905     1,609,233     1,676,073     1,738,493     1,832,667
Reserves for guaranteed investment contracts..........      215,331       218,032       359,561       483,861       610,672
Variable annuity liabilities related to separate
  accounts............................................   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Other payables and accrued liabilities................    1,172,594       794,031       831,138       839,032       268,201
Subordinated notes payable to affiliates..............           --        40,960        40,960        47,960        55,119
Deferred income taxes.................................      257,532       242,556       341,935       211,242        81,989
Shareholder's equity..................................    1,754,044     1,613,790     1,459,582     1,152,587     1,086,874
                                                        -----------   -----------   -----------   -----------   -----------
Total Liabilities and Shareholder's Equity............  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                        ===========   ===========   ===========   ===========   ===========


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (the "Company") for the years ended December 31, 2004 ("2004"), 2003 ("2003") and 2002 ("2002") follows.
Certain prior period amounts have been reclassified to conform to the current period's presentation.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing, competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

CRITICAL ACCOUNTING POLICIES

     The Company considers its most critical accounting policies those policies with respect to valuation of certain financial instruments, amortization of deferred acquisition costs ("DAC") and other deferred expenses and the reserve for guaranteed benefits. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows.

     Valuation of Certain Financial Instruments: Gross unrealized losses on debt and equity securities available for sale amounted to $27.1 million at December 31, 2004. In determining if and when a decline in fair value below amortized cost is other than temporary, the Company evaluates at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for investments in debt and equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other than temporary, the Company recognizes an impairment loss in the current period operating results to the extent of the decline (See also discussion within "Capital Resources and Liquidity" herein).


     Securities in the Company's portfolio with a carrying value of approximately $813.0 million at December 31, 2004 do not have readily determinable market prices. For these securities, the Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. The Company's ability to liquidate its positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and the Company may not be able to dispose of these investments in a timely manner. Although the Company believes its estimates reasonably reflect the fair value of those securities, the key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral, if any, and other factors may not reflect those of an active market.

     Amortization of Deferred Acquisition Costs and Other Deferred Expenses:
Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. Such costs are deferred and amortized over the estimated lives of the annuity contracts. Approximately 81% of the amortization of DAC and other deferred expenses was attributed to policy acquisition costs deferred by the annuity operations and 19% was attributed to the distribution costs deferred by the asset management operations. For the annuity operations, the Company amortizes DAC and other deferred expenses based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, Fixed Options and universal life insurance contracts) supporting these obligations, costs of providing contract guarantees and the level of expenses necessary to administer the policies. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when current or estimates of future gross profits to be realized from its annuity contracts are revised as more fully described below. Substantially all of the DAC balance attributed to annuity operations at December 31, 2004 related to variable annuity contracts.

     DAC amortization on annuities is impacted by surrender rates, claims costs, and the actual and assumed future growth rate of the assets supporting the Company's obligations under annuity policies. With respect to Fixed Options, the growth rate depends on the yield on the general account assets supporting those annuity contracts. With respect to the variable options of the variable annuity contracts, the growth rate depends on the performance of the investment options available under the annuity contract and the allocation of assets among these various investment options.

     The assumption the Company uses for the long-term annual net growth rate of the separate account assets in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows it to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would be approximately 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate assumption (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

     For the asset management operations, the Company defers distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or a contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). These costs are amortized on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. The carrying value of the deferred asset is subject to continuous review based on projected Distribution Fee Revenue. Amortization of deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

     Reserve for Guaranteed Benefits: Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") which was adopted on January 1, 2004, the Company is required to recognize a liability for guaranteed minimum death benefits and other guaranteed benefits. In calculating the projected liability, five thousand stochastically generated investment performance scenarios were developed using the Company's best estimates. These assumptions included, among others, mean equity return and volatility, mortality rates and lapse rates. The estimation of cash flow and the determination of the assumptions used require judgment, which can, at times, be subjective.


     Several of the guaranteed benefits are sensitive to equity market conditions. The Company uses the purchase of reinsurance and capital market hedging strategies to mitigate the risk of paying benefits in excess of account values as a result of significant downturns in equity markets. Risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility. Reinsurance or hedges are secured when the cost is less than the risk reduction. The Company expects to use either additional reinsurance or capital market hedges for risk mitigation on an opportunistic basis. Despite the purchase of reinsurance or hedges, the reinsurance or hedge secured may be inadequate to completely offset the effects of changes in equity markets.

BUSINESS SEGMENTS

     Effective January 1, 2004, SunAmerica Life Insurance Company (the "Parent"), the parent of the Company, contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo"), which in turn has two wholly owned subsidiaries:
AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS"). This contribution increased the Company's shareholder's equity by approximately $150.7 million (see Note 1 of Notes to Consolidated Financial Statements). Effective January 1, 2004, the Company's earnings include the asset management operations of SAAMCo, SACS and SFS. Prior year results have been restated to account for this contribution as if it had occurred at the beginning of the earliest period presented.


     The Company has two business segments: annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts. The Company focuses primarily on the marketing of variable annuity products. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fee income on amounts invested in the variable account options and net investment spread on the Fixed Options.


     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, servicing as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

RESULTS OF OPERATIONS

     NET INCOME totaled $142.5 million in 2004, compared with $93.5 million in 2003 and $31.7 million in 2002.

     CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of SOP 03-1 on January 1, 2004. The Company recorded a loss of $62.6 million, net of tax, which is recognized in the consolidated statement of income and comprehensive income as a cumulative effect of accounting change for the year ended December 31, 2004.

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $211.5 million in 2004, compared with $123.8 million in 2003 and $31.8 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee and asset management fee income, partially offset by lower investment income and higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to reductions in net realized investment losses and amortization of DAC and other expenses.

     INCOME TAX EXPENSE totaled $6.4 million in 2004, $30.2 million in 2003 and $0.2 million in 2002 representing effective tax rates of 3%, 24% and 1%, respectively. The tax expense in 2004 included the benefit of $39.7 million resulting from the reduction of the prior year tax liability based on additional information becoming available. Excluding this benefit the effective tax rate is 22% in 2004. The unusually low effective tax rate for 2002 is due primarily to the lower relative pretax income without corresponding reductions in permanent tax differences. See Note 11 of the Notes to Consolidated Financial Statements for a reconciliation of income tax expense to the federal statutory rate.

ANNUITY OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $176.9 million in 2004, compared with $98.7 million in 2003 and $27.7 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee income and lower amortization of deferred acquisition costs and other deferred expenses partially offset by higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to lower net realized investment losses and improved net investment income as customers allocated more dollars to the fixed rate portion of variable annuity contracts.

     NET INVESTMENT SPREAD, a non-GAAP measure, represents investment income less interest credited to Fixed-Rate Products is a key measurement used by the Company in evaluating the profitability of its annuity business. Investment income includes income earned on invested assets, as well as the mark-to-market on both purchased derivatives and embedded derivatives inherent in certain product guarantees. Accordingly, the Company presents an analysis of net investment spread because the Company has determined this measure to be useful and meaningful.

     In evaluating its investment yield and net investment spread, the Company calculates average invested assets using the amortized cost of bonds, notes and redeemable preferred stocks. This basis does not include unrealized gains and losses, which are reflected in the carrying value (i.e., fair value) of those investments pursuant to Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In the calculation of average invested assets, the Company excludes collateral received from a securities lending program, which is offset by a securities lending payable in the same amount. The Company participates in a securities lending program with an affiliated agent, pursuant to which it lends its securities and primarily takes cash as collateral with respect to the securities lent. Participation in securities lending agreements provides additional net investment income for the Company, resulting from investment income earned on the collateral, less interest paid on the securities lending agreements and the related management fees paid to an affiliate to administer the program.

     An analysis of net investment spread and a reconciliation to pretax income before cumulative effect of accounting change is presented in the following table:


                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2004        2003        2002
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Investment income...........................................  $ 362,631   $ 398,304   $ 377,556
Interest credited to fixed annuity contracts and Fixed
  Options...................................................   (140,889)   (153,636)   (142,973)
Interest credited to universal life insurance contracts.....    (73,745)    (76,415)    (80,021)
Interest credited to guaranteed investment contracts........     (6,034)     (7,534)    (11,267)
                                                              ---------   ---------   ---------
Net investment spread.......................................    141,963     160,719     143,295
Net realized investment losses..............................    (24,100)    (30,354)    (65,811)
Fee income, net of reinsurance..............................    429,259     344,908     358,983
Amortization of bonus interest..............................    (10,357)    (19,776)    (16,277)
General and administrative expenses.........................    (93,188)    (83,013)    (79,287)
Amortization of DAC and other deferred expenses.............   (126,142)   (137,130)   (171,583)
Annual commissions..........................................    (64,323)    (55,661)    (58,389)
Claims on UL contracts, net of reinsurance recoveries.......    (17,420)    (17,766)    (15,716)
Guaranteed benefits, net of reinsurance recoveries..........    (58,756)    (63,268)    (67,492)
                                                              ---------   ---------   ---------
Pretax income before cumulative effect of accounting
  change....................................................  $ 176,936   $  98,659   $  27,723
                                                              =========   =========   =========


     Net investment spread totaled $142.0 million in 2004, compared to $160.7 million in 2003 and $143.3 million in 2002. These amounts equal 2.28% on average invested assets (computed on a daily basis) of $6.22 billion in 2004, 2.37% on average invested assets of $6.66 billion in 2003 and 2.41% on average invested assets of $6.09 billion in 2002. The decrease in net investment spread in 2004 from 2003 reflected results from lower average invested assets as discussed below and reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2003 and 2004. The increase in net investment spread in 2003 from 2002 resulted from substantial growth in average invested assets and effective management of interest crediting rates to offset lower yields available on invested assets.

     The components of net investment spread were as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   -----------
                                                                      (DOLLARS IN THOUSANDS)
Net investment spread.......................................  $   141,963   $   160,719   $   143,295
Average invested assets.....................................    6,216,792     6,656,360     6,086,517
Average interest-bearing liabilities........................   (5,942,627)   (6,407,102)   (5,962,521)
Yield on average invested assets............................         5.83%         5.98%         6.20%
Rate paid on average interest-bearing liabilities...........         3.71          3.71          3.93
                                                              -----------   -----------   -----------
Difference between yield and interest rate paid.............         2.12%         2.27%         2.27%
                                                              ===========   ===========   ===========
Net investment spread as a percentage of average invested
  assets....................................................         2.28%         2.41%         2.35%
                                                              ===========   ===========   ===========


     The decline in average invested assets resulted primarily from net exchanges from Fixed Options into the separate accounts of variable annuity contracts, partially offset by new deposits of Fixed Options. Deposits of Fixed Options and renewal deposits on its universal life insurance contracts totaled $1.41 billion 2004, $1.58 billion in 2003 and $1.78 billion in 2002, and are primarily deposits for the Fixed Options. Deposits of Fixed Options represent 24% in 2004, 27% in 2003 and 34% in 2002, of the related reserve balances at the beginning of the respective periods.

     Net investment spread includes the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $274.2 million in 2004, compared with $249.3 million in 2003 and $124.0 million in 2002. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 2.12% in 2004 and 2.27% in 2003 and 2.27% in 2002.

     Investment income (and the related yields on average invested assets) totaled $362.6 million (5.83%) in 2004, compared with $398.3 million (5.98%) in 2003 and $377.6 million (6.20%) in 2002. The decrease in the investment yield primarily reflects the reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2002, 2003 and 2004, as well as a $4.3 million reduction in income from the mark to market of the S&P 500 put options and the guaranteed minimum account value and guaranteed minimum withdrawal benefit embedded derivatives in 2004. Excluding the impact of the put options and embedded derivatives, investment income would have been $361.6 million (5.82%) and $393.0 million (5.90%) in 2004 and 2003, respectively. Expenses incurred to manage the investment portfolio amounted to $2.5 million in 2004, $2.3 million in 2003 and $2.4 million in 2002. These expenses are included as a reduction of investment income in the consolidated statement of income and comprehensive income.

     Interest expense (and the related rate paid on average interest-bearing liabilities) totaled $220.7 million (3.71%) in 2004, $237.6 million (3.71%) in 2003 and $234.3 million (3.93%) in 2002. Interest-bearing liabilities averaged $5.94 billion during 2004, $6.41 billion during 2003 and $5.96 billion during 2002.

     NET REALIZED INVESTMENT LOSSES totaled $24.1 million in 2004, $30.4 million in 2003 and $65.8 million in 2002 and include impairment writedowns of $21.1 million, $54.1 million and $57.3 million, respectively. Thus, net realized losses from sales and redemptions of investments totaled $3.0 million in 2004, compared with net realized gains of $23.7 million in 2003 and net realized losses of $8.5 million in 2002.

     The Company sold or redeemed invested assets, principally bonds and notes, aggregating $1.97 billion in 2004, $2.21 billion in 2003 and $1.60 billion in 2002. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.05%, 0.36% and 0.14% of average invested assets for 2004, 2003 and 2002, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

     Impairment writedowns include $21.1 million, $54.1 million and $57.3 million of provisions principally applied to bonds in 2004, 2003 and 2002, respectively. Impairment writedowns represent 0.34%, 0.81% and 0.96% of average invested assets in the respective periods. For the five years ended December 31, 2004, impairment writedowns as a percentage of average invested assets have ranged from 0.34% to 1.27% and have averaged 0.75%. Such writedowns are based upon estimates of the fair value of invested assets and recorded when declines in the value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.

     VARIABLE ANNUITY POLICY FEES, NET OF REINSURANCE are generally based on the market value of assets in the separate accounts supporting variable annuity contracts. Such fees totaled $369.1 million in 2004, $281.4 million in 2003 and $286.9 million in 2002 and are net of reinsurance premiums of $28.6 million, $30.8 million and $22.5 million, respectively. The increased fees in 2004 compared to 2003 primarily reflect the improved equity market conditions in 2004 and the latter part of 2003, and the resulting favorable impact on market values of the assets in the separate accounts. The decreased fees in 2003 as compared to 2002 reflected increased reinsurance premiums. Variable annuity policy fees represent 1.8%, 1.7% and 1.7% of average variable annuity assets in 2004, 2003 and 2002, respectively. Variable annuity assets averaged $20.41 billion, $16.32 billion and $16.45 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the Fixed Options, totaled $2.65 billion in 2004, $1.73 billion in 2003 and $1.18 billion in 2002. These amounts represent 14%, 12% and 6% of variable annuity reserves at the beginning of the respective periods. The increase in variable annuity deposits in 2004 and 2003 reflected increased demand for variable annuity products due to the improved equity market conditions in 2004 and the latter part of 2003. Transfers from the Fixed Options to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

     Sales of variable annuity products (which include deposits allocated to the Fixed Options) ("Variable Annuity Product Sales") amounted to $4.01 billion, $3.27 billion and $2.92 billion in 2004, 2003 and 2002, respectively. Such sales primarily reflect those of the Company's Polaris and Seasons families of variable annuity products. The Company's variable annuity products are primarily multi-manager variable annuities that offer investors a choice of several variable funds as well as up to seven fixed funds, depending on the product. The increase in Variable Annuity Product Sales in 2004 and 2003 reflects the generally improved equity market conditions in 2004 and the latter part of 2003.

     The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, federal initiatives are proposed that could affect the taxation of annuities (see "Regulation").

     With respect to all reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and periodic monitoring of these ratings of the reinsurers, such risks are considered to be minimal.

     UNIVERSAL LIFE INSURANCE POLICY FEES, NET OF REINSURANCE amounted to $33.9 million in 2004, $35.8 million in 2003 and $36.3 million in 2002 and are net of reinsurance premiums of $34.3 million, $33.7 million and $34.1 million, respectively. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company acquired its universal life insurance contracts as part of the acquisition of business from MBL Life Assurance Corporation on December 31, 1998 and does not actively market such contracts. Such fees represent 2.20%, 2.23% and 2.17% of average reserves for universal life insurance contracts in the respective periods.

     SURRENDER CHARGES on variable annuity and universal life insurance contracts totaled $26.2 million in 2004, $27.7 million in 2003 and $32.5 million in 2002. Surrender charge periods range from zero to nine years from the date a deposit is received. Surrender charges generally are assessed on withdrawals at declining rates.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $93.2 million in 2004, $83.0 million in 2003 and $79.3 million in 2002. The increase in 2004 results from higher information technology costs and payroll related expenses resulting from the servicing of a larger block of annuity contracts. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.


     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES totaled $126.1 million in 2004, compared with $137.1 million in 2003 and $171.6 million in 2002. DAC amortization in 2003 reflected a declining market which led to higher DAC amortization (i.e. impairments on specific products) during the first nine months of 2003 and is partially offset by an $18.0 million DAC unlocking. The higher amortization in 2002 was primarily related to lower estimates of future gross profits on variable annuity contracts compared to the prior years in light of the downturn in the equity markets in 2002, and additional variable annuity product sales over the last twelve months and the subsequent amortization of related deferred commissions and other direct selling costs.


     ANNUAL COMMISSIONS totaled $64.3 million in 2004, compared with $55.7 million in 2003 and $58.4 million in 2002. Annual commissions generally represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The vast majority of the Company's average balances of its variable annuity products are currently subject to such annual commissions.

     CLAIMS ON UNIVERSAL LIFE CONTRACTS, NET OF REINSURANCE RECOVERIES totaled $17.4 million in 2004, compared with $17.8 million in 2003 and $15.7 million in 2002 (net of reinsurance recoveries of $34.2 million in 2004, $34.0 million in 2003 and $29.2 million in 2002). The change in such claims resulted principally from changes in mortality experience and the reinsurance recoveries there on.

     GUARANTEED BENEFITS, NET OF REINSURANCE RECOVERIES on variable annuity contracts totaled $58.8 million in 2004, compared with $63.3 million in 2003 and $67.5 million in 2002 and are net of reinsurance recoveries of $2.7 million, $8.0 million and $8.4 million, respectively. These guaranteed benefits consist primarily of guaranteed minimum death benefits as well as immaterial amounts of earnings enhancement benefits and guaranteed minimum income benefits. These guarantees are described in more detail in the following paragraphs. The decrease during 2004 reflects the generally improved equity market conditions in 2004 and the latter part of 2003. Downturns in the equity markets could increase these expenses.


     Guaranteed minimum death benefits ("GMDB") are issued on a majority of the Company's variable annuity products. GMDB provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of
(1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. On January 1, 2004, the Company recorded a liability for guaranteed benefits including GMDB (see Note 2 of Notes to Consolidated Financial Statements) pursuant to adoption of a new accounting standard, SOP 03-1.


     Earnings enhancement benefit ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     Guaranteed minimum income benefit ("GMIB") is a feature the Company offers on certain variable annuity products. This feature provides a minimum fixed annuity payment guarantee for those contract holders who choose to receive fixed lifetime annuity payments after a seven, nine, or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The Company has eliminated offering a GMIB feature that guarantees a return in excess of the amount to be annuitized in order to mitigate its exposure.

     Guaranteed minimum account value ("GMAV") is a feature the Company offers on certain variable annuity products in the third quarter of 2002. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMAV benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period, as elected by the contract holder at the time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMWB benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Management expects substantially all of the Company's near-term exposure to guaranteed benefits will relate to GMDB and EEB. As sales of products with other guaranteed benefits increase, the Company expects these other guarantees to have an increasing impact on operating results, under current hedging strategies.

ASSET MANAGEMENT OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $34.6 million in 2004, compared to $25.1 million in 2003 and $4.1 million in 2002. The increases in 2004 from 2003 resulted from the impact of higher average asset base and higher margin on account servicing fees, partially offset by increased amortization of DAC and other deferred expenses. The increase in 2003 from 2002 resulted from decreased amortization of DAC and other deferred expenses.

     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed by SAAMCo in its mutual funds and certain variable annuity portfolios. Such fees totaled $89.6 million on average assets managed of $9.65 billion in 2004, $66.7 million on average assets managed of $8.15 billion in 2003 and $66.4 million on average assets managed of $7.64 billion in 2002. The increase in asset management fees is primarily the result of a higher average asset base and higher margin on account servicing fees. Mutual fund sales, excluding sales of money market accounts and private accounts, totaled $2.14 billion in 2004, compared to $2.23 billion in 2003 and $1.67 billion in 2002. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $1.56 billion in 2004, $1.55 billion in 2003 and $1.55 billion in 2002, which represent 20%, 25% and 25%, respectively, of average related mutual fund assets. The 4% decrease in mutual fund sales in 2004 compared to 2003 primarily reflects generally difficult equity market conditions in the second and third quarters of 2004. The increase in sales in 2003 principally reflects increasing demand for equity products, due to generally improved equity market conditions in the latter part of 2003.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $38.4 million in 2004, $36.1 million in 2003 and $35.9 million in 2002. General and administrative expenses increased in 2004 due primarily to higher employee-related costs.


     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES includes amortization of distribution costs that totaled $31.5 million in 2004, compared with $23.0 million in 2003 and $35.9 million in 2002. The increased amortization in 2004 was primarily due to additional mutual fund sales and amortization of the deferred commissions thereon. In 2002, amortization of deferred acquisition costs and other deferred expenses included additional amortization of $24.2 million, resulting from certain distribution costs whose carrying value exceeded projected revenue.


CAPITAL RESOURCES AND LIQUIDITY

     SHAREHOLDER'S EQUITY increased to $1.75 billion at December 31, 2004 from $1.61 billion at December 31, 2003 due to $142.5 million of net income and $49.1 million of capital contribution from Parent partially offset by a $49.1 million tax effect on a distribution of investment and a $2.5 million dividend to the Parent.

     INVESTMENTS AND CASH at December 31, 2004 totaled $7.13 billion, compared with $7.14 billion at December 31, 2003. The Company's invested assets are managed by an affiliate. The following table summarizes the Company's portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") and other investments and cash at December 31, 2004 and 2003:


                                                                 DECEMBER 31, 2004         DECEMBER 31, 2003
                                                              -----------------------   -----------------------
                                                                 FAIR      PERCENT OF      FAIR      PERCENT OF
                                                                VALUE      PORTFOLIO      VALUE      PORTFOLIO
                                                              ----------   ----------   ----------   ----------
BOND PORTFOLIO:                                                    (IN THOUSANDS, EXCEPT FOR PERCENTAGES)
U.S. government securities..................................  $   30,300       0.4%     $   24,292       0.3%
Mortgage-backed securities..................................     956,567      13.4       1,191,817      16.7
Securities of public utilities..............................     332,038       4.7         365,150       5.1
Corporate bonds and notes...................................   2,902,829      40.8       2,697,142      37.9
Redeemable preferred stocks.................................      21,550       0.3          22,175       0.3
Other debt securities.......................................     917,743      12.9       1,205,224      16.9
                                                              ----------     -----      ----------     -----
Total Bond Portfolio........................................   5,161,027      72.5       5,505,800      77.2
Mortgage loans..............................................     624,179       8.7         716,846      10.1
Common stocks...............................................       4,902       0.1             727       0.0
Cash and short-term investments.............................     201,117       2.8         133,105       1.9
Securities lending collateral...............................     883,792      12.4         514,145       7.2
Other invested assets.......................................     250,969       3.5         254,010       3.6
                                                              ----------     -----      ----------     -----
Total investments and cash..................................  $7,125,986     100.0%     $7,124,633     100.0%
                                                              ==========     =====      ==========     =====


     The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of the Bond Portfolio is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

     THE BOND PORTFOLIO, which constituted 72% of the Company's total investment portfolio at December 31, 2004, had an aggregate fair value that was $153.2 million greater than its amortized cost at December 31, 2004, compared with $154.6 million at December 31, 2003.

     At December 31, 2004, the Bond Portfolio had an aggregate fair value of $5.16 billion and an aggregate amortized cost of $5.01 billion. At December 31, 2004, the Bond Portfolio (excluding $21.6 million of redeemable preferred stocks) included $4.50 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch ("Fitch") and $638.1 million of bonds rated by the National Association of Insurance Commissioners ("NAIC") or the Company pursuant to statutory ratings guidelines established by the NAIC. At December 31, 2004, approximately $4.75 billion of the Bond Portfolio was investment grade, including $986.8 million of mortgage-backed securities ("MBS") and U.S. government/agency securities.

     At December 31, 2004, the Bond Portfolio included $386.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1% of the Company's total assets and approximately 5% of its invested assets. Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. An economic downturn could produce higher than average issuer defaults on the non-investment-grade securities, which could cause the Company's investment returns and net income to decline. At December 31, 2004, the Company's non-investment-grade bond portfolio consisted of 171 issues with no single issuer representing more than 10% of the total non-investment-grade portfolio. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial services and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

     The table below summarizes the Company's rated bonds by rating classification as of December 31, 2004.

                      RATED BONDS BY RATING CLASSIFICATION


             ISSUES RATED BY                          ISSUES NOT RATED BY
            S&P/MOODY'S/FITCH                 S&P/MOODY'S/FITCH, BY NAIC CATEGORY                      TOTAL
------------------------------------------   -------------------------------------   ------------------------------------------
S&P/MOODY'S/FITCH  AMORTIZED    ESTIMATED        NAIC       AMORTIZED   ESTIMATED    AMORTIZED    ESTIMATED    PERCENT OF TOTAL
   CATEGORY(1)        COST      FAIR VALUE   CATEGORY(2)      COST      FAIR VALUE      COST      FAIR VALUE   INVESTED ASSETS
-----------------  ----------   ----------   ------------   ---------   ----------   ----------   ----------   ----------------
                                                    (DOLLARS IN THOUSANDS)
AAA+ to A-
(Aaa to A3)
[AAA to A-]        $2,888,647   $2,964,803        1         $266,034     $270,334    $3,154,681   $3,235,137        45.40%

BBB+ to BBB-
(Baa to Baa3)
[BBB+ to BBB-]      1,203,109    1,233,692        2          276,973      284,221     1,480,082    1,517,913        21.30%

BB+ to BB-
(Bal to Ba3)
[BB+ to BB-]          133,070      138,091        3           36,371       36,462       169,441      174,553         2.45%

B+ to B-
(Bl to B3)
[B+ to B-]            129,347      140,699        4           11,600       11,524       140,947      152,223         2.14%

CCC+ to CCC-
(Caal to Caa3)
[CCC+ to CCC-]         18,954       19,353        5            7,305        6,695        26,259       26,048         0.37%

CC to D
(Ca to C)
[CC to D]               1,842        4,722        6           14,476       28,880        16,318       33,602         0.47%
                   ----------   ----------                  --------     --------    ----------   ----------
TOTAL RATED
ISSUES             $4,374,969   $4,501,360                  $612,759     $638,116    $4,987,728   $5,139,476
                   ==========   ==========                  ========     ========    ==========   ==========


Footnotes to the table of Rated Bonds by Rating Classification


(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for non-defaulted bonds plus one category 6, for bonds in or near default. These six categories correspond with the S&P/ Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $131.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.


     The valuation of invested assets involves obtaining a fair value for each security. The source for the fair value is generally from market exchanges, with the exception of non-traded securities.

     Another aspect of valuation pertains to impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. In general, a security is considered a candidate for impairment if it meets any of the following criteria:

     - Trading at a significant discount to par, amortized cost (if lower) or cost for an extended period of time;

     - The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

     - In the opinion of the Company's management, it is unlikely the Company will realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Once a security has been identified as potentially impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price.

     The Company has the ability to hold any security to its stated maturity. Therefore, the decision to sell reflects the judgment of the Company's management that the security sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflects management's judgment that the risk-discounted anticipated ultimate recovery is less than the value achieved on sale.

     As a result of these policies, the Company recorded pretax impairment writedowns of $21.1 million, $54.1 million and $57.3 million in 2004, 2003 and 2002, respectively. No individual impairment loss, net of DAC and taxes, during the year exceeded 10% of the Company's net income for the year ended December 31, 2004.

     Excluding the impairments noted above, the changes in fair value for the Company's Bond Portfolio, which constitutes the vast majority of the Company's investments, were recorded as a component of other comprehensive income in shareholder's equity as unrealized gains or losses.

     At December 31, 2004, the fair value of the Company's Bond Portfolio aggregated $5.16 billion. Of this aggregate fair value, approximately 0.03% represented securities trading at or below 75% of amortized cost. The impact of unrealized losses on net income will be further mitigated upon realization, because realization will result in current decreases in the amortization of DAC and decreases in income taxes.

     At December 31, 2004, approximately $3.91 billion, at amortized cost, of the Bond Portfolio had a fair value of $4.09 billion resulting in an aggregate unrealized gain of $180.3 million. At December 31, 2004, approximately $1.10 billion, at amortized cost, of the Bond Portfolio had a fair value of $1.07 billion resulting in an aggregate unrealized loss of $27.1 million. No single issuer accounted for more than 10% of unrealized losses. Approximately 36%, 15% and 11% of unrealized losses were from the financial services, transportation and noncyclical consumer products industries, respectively. No other industry accounted for more than 10% of unrealized losses.

     The amortized cost of the Bond Portfolio in an unrealized loss position at December 31, 2004, by contractual maturity, is shown below.


                                                              AMORTIZED COST
                                                              --------------
                                                              (IN THOUSANDS)
Due in one year or less.....................................    $   46,250
Due after one year through five years.......................       422,237
Due after five years through ten years......................       389,073
Due after ten years.........................................       243,973
                                                                ----------
Total.......................................................    $1,101,533
                                                                ==========

     The aging of the Bond Portfolio in an unrealized loss position at December 31, 2004 is shown below:

                          LESS THAN OR EQUAL TO 20%         GREATER THAN 20% TO 50%              GREATER THAN 50%
                              OF AMORTIZED COST                OF AMORTIZED COST                OF AMORTIZED COST
                       -------------------------------   ------------------------------   ------------------------------
                       AMORTIZED    UNREALIZED           AMORTIZED   UNREALIZED           AMORTIZED   UNREALIZED
MONTHS                    COST         LOSS      ITEMS     COST         LOSS      ITEMS     COST         LOSS      ITEMS
------                 ----------   ----------   -----   ---------   ----------   -----   ---------   ----------   -----
                                                            (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73     $    --     $    --       --      $ --        $  --        --
  7-12                    387,123      (6,808)     57          --          --       --        --           --        --
  >12                     171,695      (7,108)     22      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,014,636    $(18,044)    152     $17,477     $(4,046)       3      $ --        $  --        --
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Below Investment
  Grade Bonds
  0-6                  $   28,496    $ (1,806)     13     $    --     $    --       --      $452        $(292)        3
  7-12                      8,773        (489)      8          --          --       --        --           --        --
  >12                      31,699      (2,467)     11          --          --       --        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $   68,968    $ (4,762)     32     $    --     $    --       --      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Total Bonds
  0-6                  $  484,314    $ (5,934)     86     $    --     $    --       --      $452        $(292)        3
  7-12                    395,896      (7,297)     65          --          --       --        --           --        --
  >12                     203,394      (9,575)     33      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,083,604    $(22,806)    184     $17,477     $(4,046)       3      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====


                                    TOTAL
                       -------------------------------
                       AMORTIZED    UNREALIZED
MONTHS                    COST         LOSS      ITEMS
------                 ----------   ----------   -----
                           (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73
  7-12                    387,123      (6,808)     57
  >12                     189,172     (11,154)     25
                       ----------    --------     ---
  Total                $1,032,113    $(22,090)    155
                       ==========    ========     ===
Below Investment
  Grade Bonds
  0-6                  $   28,948    $ (2,098)     16
  7-12                      8,773        (489)      8
  >12                      31,699      (2,467)     11
                       ----------    --------     ---
  Total                $   69,420    $ (5,054)     35
                       ==========    ========     ===
Total Bonds
  0-6                  $  484,766    $ (6,226)     89
  7-12                    395,896      (7,297)     65
  >12                     220,871     (13,621)     36
                       ----------    --------     ---
  Total                $1,101,533    $(27,144)    190
                       ==========    ========     ===

     In 2004, the pretax realized losses incurred with respect to the sale of fixed-rate securities in the Bond Portfolio was $12.6 million. The aggregate fair value of securities sold was $140.3 million, which was approximately 92% of amortized cost. The average period of time that securities sold at a loss during 2004 were trading continuously at a price below amortized cost was approximately 21 months.

     The valuation for the Company's Bond Portfolio comes from market exchanges or dealer quotations, with the exception of non-traded securities. The Company considers non-traded securities to mean certain fixed income investments and certain structured securities. The aggregate fair value of these securities at December 31, 2004 was approximately $813.0 million. The Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale.

     For certain structured securities, the carrying value is based on an estimate of the security's future cash flows pursuant to the requirements of Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The change in carrying value is recognized in income.

     Each of these investment categories is regularly tested to determine if impairment in value exists. Various valuation techniques are used with respect to each category in this determination.

     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $277.2 million at December 31, 2004. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At December 31, 2004, Secured Loans consisted of $190.1 million of privately traded securities and $87.1 million of publicly traded securities. These Secured Loans are composed of loans to 59 borrowers spanning 10 industries, with 26%, 18%, 15%, 12% and 11% from the utilities, telecommunications, transportation, noncyclical consumer products and cyclical consumer products industries, respectively. No other industry constituted more than 10% of these assets.

     While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans.

     MORTGAGE LOANS aggregated $624.2 million at December 31, 2004 and consisted of 100 commercial first mortgage loans with an average loan balance of approximately $6.2 million, collateralized by properties located in 30 states. Approximately 32% of this portfolio was office, 17% was manufactured housing, 17% was multifamily residential, 11% was industrial, 11% was hotels, and 12% was other types. At December 31, 2004, approximately 27%, 11% and 10% of this portfolio were secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of this portfolio was secured by properties located in any other single state. At December 31, 2004, 13 mortgage loans have an outstanding balance of $10 million or more, which collectively aggregated approximately 45% of this portfolio. At December 31, 2004, approximately 42% of the mortgage loan portfolio consisted of loans with balloon payments due before January 1, 2008. During 2004 and 2003, loans delinquent by more than 90 days, foreclosed loans and structured loans have not been significant in relation to the total mortgage loan portfolio.

     Substantially all of the mortgage loan portfolio has been originated by the Company under its underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

     SECURITIES LENDING COLLATERAL totaled $883.8 million at December 31, 2004, compared to $514.1 million at December 31, 2003, and consisted of cash collateral invested in highly rated short-term securities received in connection with the Company's securities lending program. The increase in securities lending collateral in 2004 results from increased demand for securities in the Company's portfolio. Although the cash collateral is currently invested in highly rated short-term securities, the applicable collateral agreements permit the cash collateral to be invested in highly liquid short and long-term investment portfolios. At least 75% of the portfolio's short-term investments must have external issue ratings of A-1/P-1, one of the highest ratings for short-term credit quality. Long-term investments include corporate notes with maturities of five years or less and a credit rating by at least two nationally recognized statistical rating organizations ("NRSRO"), with no less than a S&P rating of A or equivalent by any other NRSRO.

     ASSET-LIABILITY MATCHING is utilized by the Company in an effort to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's Fixed-Rate Products incorporate incentives, surrender charges and/or other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had surrender penalties or other restrictions at December 31, 2004.

     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its Fixed-Rate Products and conducting its investment operations to closely match the duration and cash flows of the fixed-rate assets to that of its fixed-rate liabilities. The fixed-rate assets in the Company's asset-liability modeling include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At December 31, 2004, these assets had an aggregate fair value of $6.17 billion with an option-adjusted duration of 3.2 years. The Company's fixed-rate liabilities include Fixed Options, as well as universal life insurance, fixed annuity and GIC contracts. At December 31, 2004, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $5.54 billion with an option-adjusted duration of 3.6 years. The Company's potential exposure due to a relative 10% decrease in prevailing interest rates from its December 31, 2004 levels is a loss of approximately $0.3 million, representing an increase in fair value of its fixed-rate liabilities that is not offset by an increase in fair value of its fixed-rate assets. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

     Option-adjusted duration is a common measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5.0 years is expected to decrease in value by approximately 5%. The Company estimates the option-adjusted duration of its assets and liabilities using a number of different interest rate scenarios, assuming continuation of existing investment and interest crediting strategies, including maintaining an appropriate level of liquidity. Actual company and contract owner behaviors may be different than was assumed in the estimate of option-adjusted duration and these differences may be material.

     A significant portion of the Company's fixed annuity contracts (including the Fixed Options) has reached or is near the minimum contractual guaranteed rate (generally 3%). Continual declines in interest rates could cause the spread between the yield on the portfolio and the interest rate credited to policyholders to deteriorate.

     The Company has had the ability, limited by minimum interest rate guarantees, to respond to the generally declining interest rate environment in the last five years by lowering crediting rates in response to lower investment returns. See the earlier discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for additional information on the calculation of investment yield and net investment spread used by the Company's management as a key component in evaluating the profitability of its annuity business. The trends experienced during 2004, 2003 and 2002 in the Company's yield on average invested assets and rate of interest credited on average interest-bearing liabilities, compared to the market trend in long-term interest rates as illustrated by the average ten-year U.S. Treasury bond rate, are presented in the following table:

                                                              2004   2003   2002
                                                              ----   ----   ----
AVERAGE 10-YEAR U.S. TREASURY BOND RATE:....................  4.26%  4.01%  4.61%
AIG SunAmerica Life Assurance Company:
  Average yield on Bond Portfolio...........................  5.66   5.75   6.23
  Rate paid on average interest-bearing liabilities.........  3.71   3.71   3.93

     Since the Company's investing strategy is to hold fixed-rate assets for long-term investment, the Company's average yield tends to trail movements in the average U.S. treasury yield. For further discussion on average yield on the bond portfolio and the rate paid on average interest-bearing liabilities, see discussion on "Investment Spread."

     As a component of its asset-liability management strategy, the Company may utilize interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

     The Company seeks to enhance its spread income with dollar roll repurchase agreements ("Dollar Roll Repos"). Dollar Roll Repos involve a sale of MBS by the Company and an agreement to repurchase substantially similar MBS at a later date at an agreed upon price. No Dollar Roll Repos were outstanding at December 31, 2004. The Company also seeks to provide liquidity by investing in MBS. MBS are generally investment-grade securities collateralized by large pools of mortgage loans. MBS generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Dollar Roll Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Dollar Roll Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements are intended to hedge variable-rate assets or liabilities. The primary risk associated with MBS is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase such a security, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once such a security is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

     INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In conducting these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

     The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days. Impairment losses on securitized assets are recognized if the fair value of the security is less than its book value, and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.

     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $40.1 million of bonds at December 31, 2004, and constituted approximately 0.6% of total invested assets. At December 31, 2003, defaulted investments totaled $49.6 million of bonds, which constituted approximately 0.7% of total invested assets.

     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, reverse repurchase agreement capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows from annuity operations. At December 31, 2004, approximately $4.09 billion of the Bond Portfolio had an aggregate unrealized gain of $180.3 million, while approximately $1.07 billion of the Bond Portfolio had an aggregate unrealized loss of $27.1 million. In addition, the Company's investment portfolio currently provides approximately $44.0 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity products have been more than sufficient in amount to satisfy the Company's liquidity needs.

     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing Fixed-Rate Products to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Dollar Roll Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

     In a declining interest rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its Fixed-Rate Products. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

     If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

     Management believes that the Company's liquid assets and its net cash provided by operations will enable the Company to meet any foreseeable cash requirements for at least the next twelve months.

GUARANTEES AND OTHER COMMITMENTS

     The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195.4 million. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent, under which the Parent will share in $62.6 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service examined the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

     At December 31, 2004, the Company held reserves for GICs with maturity dates as follows: $186.5 million in 2005 and $28.8 million in 2024.

RECENTLY ISSUED ACCOUNTING STANDARDS


     In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." (For further discussion see Note 2 of Notes to Consolidated Financial Statements.)

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES

     The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations.

DIRECTORS AND OFFICERS

     Directors are elected for one year terms at the annual meeting of the shareholder. They receive no additional compensation for serving as directors. The board of directors elects executive officers to one year terms subject to removal at the board's discretion. The directors and principal officers of AIG SunAmerica Life Assurance Company (the "Company") as of March 31, 2005 are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

                                                           YEAR
                                                         ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE
NAME                       AGE      PRESENT POSITION     POSITION              WITHIN LAST FIVE YEARS               FROM-TO
----                       ---   ----------------------  --------   ---------------------------------------------  ---------
Jay S. Wintrob*..........  48    Chairman and Chief        2001     Chief Executive Officer, AIGRS, SunAmerica     2001-
                                 Executive Officer                  Life Insurance Company ("SALIC") and First     2001-
                                                                    SunAmerica Life Insurance Company ("FSA")
                                                                    President, FSA                                 2001-
                                                                    President, AIGRS                               2000-
                                                                    Chief Operating Officer, AIGRS                 1998-2000
                                                                    Vice Chairman, AIGRS (Joined AIGRS in 1987)    1995-2000
James R. Belardi*........  48    Senior Vice President     1994     President, SALIC                               2002-
                                                                    Executive Vice President, AIGRS (Joined AIGRS  1995-
                                                                    in 1986)
Marc H. Gamsin*..........  49    Senior Vice President     1999     Executive Vice President, AIGRS                2001-
                                                                    Senior Vice President, SALIC and FSA           1999-
                                                                    Executive Vice President SunAmerica            1998-
                                                                    Investments, Inc.
N. Scott Gillis*.........  51    Senior Vice President     2003     Chief Financial Officer, AIGRS, SALIC and FSA  2003-
                                 and Chief Financial                Senior Vice President, AIGRS                   2002-
                                 Officer                            Controller, AIGRS                              2000-
                                                                    Vice President, AIGRS (Joined AIGRS in 1985)   1998-2002
Jana W. Greer*...........  53    President                 2002     Executive Vice President, AIGRS                2001-
                                                                    President, SunAmerica Retirement Markets,      1996-
                                                                    Inc.                                           1994-
                                                                    Senior Vice President, SALIC and FSA           1992-2000
                                                                    Senior Vice President, AIGRS (Joined AIGRS in
                                                                    1974)
Michael J. Akers.........  55    Senior Vice President     2003     Chief Actuary, AIGRS                           2003-
                                                                    Senior Vice President, SALIC and FSA           2003-
                                                                    Senior Vice President, AIGRS                   2002-
                                                                    Senior Vice President and Chief Actuary, The   1999-2002
                                                                    Variable Annuity Life Insurance Company
Christine A. Nixon.......  40    Senior Vice President,    2003     Senior Vice President, General Counsel and     2003-
                                 General Counsel and                Secretary, SALIC and FSA
                                 Secretary                          Chief Compliance Officer, AIGRS                2003
                                                                    Secretary and Deputy Chief Legal Counsel,      2002-
                                                                    AIGRS                                          2000-
                                                                    Vice President, AIGRS (Joined AIGRS in 1993)   1997-2000
                                                                    Associate General Counsel, AIGRS
Gregory M. Outcalt.......  42    Senior Vice President     2000     Vice President, SunAmerica Investments, Inc.   2002-
                                                                    Senior Vice President, SALIC and FSA (Joined   2000-
                                                                    AIGRS in 1986)


                           DIRECTOR
NAME                        SINCE
----                       --------
Jay S. Wintrob*..........    1990
James R. Belardi*........    1990
Marc H. Gamsin*..........    2000
N. Scott Gillis*.........    2000
Jana W. Greer*...........    1993
Michael J. Akers.........      --
Christine A. Nixon.......      --
Gregory M. Outcalt.......      --

                                                           YEAR
                                                         ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE
NAME                       AGE      PRESENT POSITION     POSITION              WITHIN LAST FIVE YEARS               FROM-TO
----                       ---   ----------------------  --------   ---------------------------------------------  ---------
Stewart Polakov..........  45    Senior Vice President     2003     Senior Vice President and Controller, FSA and  2003-
                                 and Controller                     SALIC
                                                                    Vice President, SALIC and FSA (Joined AIGRS    1997-2003
                                                                    in 1991)
Edwin R. Raquel..........  47    Senior Vice President     1995     Senior Vice President and Chief Actuary,       1995-
                                 and Chief Actuary                  SALIC and FSA (Joined AIGRS in 1990)
Mallary L. Reznik........  36    Vice President            2005     Vice President, FSA                            2005-
                                                                    Associate General Counsel, AIGRS               1998-
Stephen J. Stone.........  46    Vice President            2005     Vice President, FSA                            2005-
                                                                    Senior Portfolio Manager, Allstate Insurance   1989-2004
                                                                    Company
Edward T. Texeria........  40    Vice President            2003     Vice President, SALIC and FSA                  2003-
                                                                    Assistant Controller, AIGRS                    2003-
                                                                    Assistant Controller, SALIC and FSA            2000-2003
                                                                    Senior Manager, Assurance and Advisory         1994-2000
                                                                    Business Services, Ernst & Young LLP


                           DIRECTOR
NAME                        SINCE
----                       --------
Stewart Polakov..........      --
Edwin R. Raquel..........      --
Mallary L. Reznik........      --
Stephen J. Stone.........      --
Edward T. Texeria........      --


---------------

* Also serves as a director

     The Company does not have an audit committee and relies on the Audit Committee of the Board of Directors of AIG.

EXECUTIVE COMPENSATION

     The Company's executive officers provide services for the Company, its subsidiaries and, for certain officers, its affiliates. Allocations have been made to the Company and its subsidiaries based upon each individual's time devoted to his or her duties for the Company and its subsidiaries. All compensation information provided under this Item 11 is based on these allocations.

     The following table sets forth allocable compensation awarded to, earned by or paid to the Company's chief executive officer and four other most highly compensated executive officers for the years ended December 31, 2004, 2003 and 2002:

                           SUMMARY COMPENSATION TABLE


                                                                          LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION           ---------------------------
                                   ----------------------------------     SECURITIES
NAME AND                                                 OTHER ANNUAL     UNDERLYING        LTIP         ALL OTHER      SICO LTIP
PRINCIPAL POSITION          YEAR    SALARY    BONUS(1)   COMPENSATION   OPTIONS (#)(2)   PAYOUTS(3)   COMPENSATION(4)   AWARDS(5)
------------------          ----   --------   --------   ------------   --------------   ----------   ---------------   ---------
Jay S. Wintrob............  2004   $ 84,500   $104,000     $21,580           6,500        $194,526      $    5,068      $341,484
  Chief Executive Officer   2003     86,125     71,500      18,330          10,400         183,365           3,041            --
                            2002    316,050    215,600      56,840          19,600         719,992       2,467,413       907,088
Jana W. Greer.............  2004    329,648    517,634          --           6,762         417,973          18,109       695,051
  President                 2003    318,000    371,353          --          10,560         327,366          17,208            --
                            2002    220,789    111,250          --           4,005         363,902       2,014,889       556,054
Peter A. Harbeck..........  2004    254,567    442,500          --           7,500         364,920          14,475       531,927
  President & Chief
  Executive                 2003    331,250    390,000          --          13,000         389,782          18,950            --
  Officer, Asset
  Management                2002    223,269    160,000      50,000           6,500         444,581       1,512,950       590,070
N. Scott Gillis...........  2004     69,863     65,138          --           1,782          36,437           5,360       170,217
  Senior Vice President
  and                       2003     69,317     58,050          --           3,240          24,726           6,448            --
  Chief Financial Officer   2002     61,027     71,750          --           2,460          49,230         169,465       104,361
Christine A. Nixon........  2004     92,250     50,840          --           2,009          20,997           7,558        64,619
  Senior Vice President,
  General                   2003     89,038     39,600          --           3,600          15,860           7,889            --
  Counsel and Secretary     2002     46,142     27,900          --           1,395          14,839          65,863        57,387


---------------

(1) Amounts represent year-end and bonuses paid quarterly pursuant to a quarterly bonus program sponsored by AIG and marketing incentives.

(2) Amounts represent the number of shares of common stock of AIG subject to options granted during the year indicated.

(3) Amounts shown represent payments under the Company's 2000 and 2001 Five-Year Deferred Bonus Plans. Awards were granted under these plans in 2000 and 2001 and additional grants are not anticipated. Each award pays out in 20% installments over five years of continued employment. The last installment is to be paid in 2006.

(4) Amounts shown primarily represent Company matching contributions under the 401(k) Plan and the Executive Savings Plan. Additionally, the 2002 amounts shown for Mr. Wintrob, Ms. Greer, Mr. Harbeck, Mr. Gillis and Ms. Nixon include allocated retention bonuses awarded in connection with the acquisition of SunAmerica Inc. by AIG consummated on January 1, 1999.

(5) The SICO LTIP awards were granted by Starr International Company, Inc. pursuant to its Deferred Compensation Profit Participation Plan (the "SICO Plan").

     The following table summarizes certain information with respect to the allocable portion of grants of options to purchase AIG common stock which were granted during 2004 to the individuals named in the Summary Compensation Table.

                             OPTION GRANTS IN 2004

                                                                                                     POTENTIAL REALIZABLE VALUE*
                                                           PERCENTAGE OF                              AT ASSUMED ANNUAL RATES OF
                                              NUMBER OF    TOTAL OPTIONS                                STOCK APPRECIATION FOR
                                              SECURITIES   GRANTED TO AIG   EXERCISE                         OPTION TERM
                                  DATE OF     UNDERLYING     EMPLOYEES      PRICE PER   EXPIRATION   ----------------------------
NAME                               GRANT      OPTIONS(1)   DURING 2004(2)     SHARE        DATE      5 PERCENT(3)   10 PERCENT(4)
----                             ----------   ----------   --------------   ---------   ----------   ------------   -------------
Jay S. Wintrob.................  12/16/2004     6,500           0.19%        $64.47      12/16/14      $263,510       $667,875
Jana W. Greer..................  12/16/2004     6,762           0.20%         64.47      12/16/14       274,131        694,795
Peter A. Harbeck...............  12/16/2004     7,500           0.22%         64.47      12/16/14       304,050        770,625
N. Scott Gillis................  12/16/2004     1,782           0.05%         64.47      12/16/14        72,242        183,101
Christine A. Nixon.............  12/16/2004     2,009           0.06%         64.47      12/16/14        81,445        206,425

---------------

 * Options would have no realizable value if there were no appreciation or if there were depreciation from the price at which options were granted.

(1) All options relate to shares of common stock of AIG and were granted pursuant to AIG's Amended and Restated 1999 Stock Option Plan at an exercise price equal to the fair market value of such stock at the date of grant. The option grants in 2004 provide that 25 percent of the options granted on any date become exercisable on each anniversary date in each of the successive four years and expire ten years from the date of grant.

(2) It is impractical to determine the percent the grant represents of total options granted to the Company's employees, since the Company has no employees. The percentage is provided with regard to options granted to employees of AIG and its subsidiaries.

(3) The appreciated price per share at 5 percent is $105.01 per share.

(4) The appreciated price per share at 10 percent is $167.22 per share.

     The following table summarizes certain information with respect to the allocable exercise of options to purchase AIG common stock during 2004 by the individuals named in the Summary Compensation Table and the allocable unexercised options to purchase AIG common stock held by such individuals at December 31, 2004 based on the allocations described above.


      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2004


                      AND DECEMBER 31, 2004 OPTION VALUES


                                                                                 NUMBER OF
                                                                           SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                              SHARES                         DECEMBER 31, 2004           DECEMBER 31, 2004(2)
                                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                                         EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                        -----------   -----------   -----------   -------------   -----------   -------------
Jay S. Wintrob............................    21,101      $1,368,055       95,143        21,288       $ 4,474,328      $98,683
Jana W. Greer.............................    53,023       3,315,702      259,354        61,642        11,565,498       87,719
Peter A. Harbeck..........................    14,428         710,616       57,373        45,471         1,464,499       94,203
N. Scott Gillis...........................     1,144          50,969       12,170         8,937           275,270       30,452
Christine A. Nixon........................     3,549         203,628       12,983         9,364           377,754       34,657


---------------

(1) Aggregate market value on date of exercise (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

(2) Aggregate market value on December 31, 2004 (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

     The following table summarizes certain information with respect to benefits granted under the SICO Plan which were granted during 2002 (with respect to the 2003-2004 period) to the individuals named in the Summary Compensation Table.


                       SICO LONG-TERM INCENTIVE PLANS(1)


                                                               NUMBER    UNIT AWARD      ESTIMATED
NAME                                                          OF UNITS     PERIOD      FUTURE PAYOUTS
----                                                          --------   ----------   ----------------
Jay S. Wintrob..............................................    325      Two years        5,200 shares
Jana W. Greer...............................................    882      Two years       10,584 shares
Peter A. Harbeck............................................    675      Two years        8,100 shares
N. Scott Gillis.............................................    216      Two years        2,592 shares
Christine A. Nixon..........................................    123      Two years          984 shares

---------------

(1) Awards represent grants of units under the SICO Plan with respect to the two-year period from January 1, 2003 through December 31, 2004. The SICO Plan contains neither threshold amounts nor maximum payout limitations. The number of shares of AIG common stock, if any, allocated to a unit for the benefit of a participant in the SICO Plan is primarily dependent upon two factors: the growth in future earnings of AIG during the unit award period and the book value of AIG at the end of the award period. Prior to earning the right to payout, the participant is not entitled to any equity interest with respect to such shares, and the shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age other than by death or disability.

EMPLOYEE BENEFIT PLANS

     The Company participates in several employee benefit plans sponsored by AIG.

     RETIREMENT PLANS: The American International Group, Inc. Retirement Plan (the "AIG Plan") is a non-contributory, qualified, defined benefit plan. For employees of AIGRS and its subsidiaries, the formula equals .925% times Average Final Compensation (defined as the average annual compensation, which includes base pay and sales commissions, subject to limitations for certain highly compensated employees imposed by law, during the three consecutive years in the last ten years of credited service affording the highest such average) up to 150% of the employee's "covered compensation" (the average of the Social Security Wage Bases during the 35 years preceding the Social Security retirement age), plus 1.425% times Average Final Compensation in excess of 150% of the employee's "covered compensation" times years of credited service up to 35 years; plus 1.425% times Average Final Compensation times years of credited service in excess of 35 years but limited to 44 years.

     AIG also has in place the AIG Excess Retirement Income Plan ("AIG Excess Plan") for employees participating in the AIG Plan whose benefits under the AIG Plan are limited by applicable tax laws. The AIG Excess Plan provides benefits in excess of the AIG Plan benefits determined as if the benefit under the AIG Plan has been calculated without the limitations imposed by applicable tax laws. The AIG Excess Plan is a nonqualified, unfunded plan.

     AIG also has approved a Supplemental Executive Retirement Plan ("AIG SERP") which provides annual benefits to certain employees of AIGRS and its subsidiaries, not to exceed 60% of Average Final Compensation, that accrue at a rate of 2.4% of Average Final Compensation for each year of service or fraction thereof for each full month of active employment. The benefit payable under the AIG SERP is reduced by payments from the AIG Plan, the AIG Excess Plan, Social Security and any payments from a qualified pension plan of a prior employer.

     Annual amounts of normal retirement pension commencing at normal retirement age of 65 based upon Average Final Compensation and credited service under the AIG Plan and the AIG Excess Plan are illustrated in the following table:

                       ESTIMATED ANNUAL PENSION AT AGE 65

AVERAGE FINAL
COMPENSATION    10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS    40 YEARS
-------------   --------   --------   --------   --------   --------   --------   ----------
 $  125,000     $ 14,341   $ 21,512   $ 28,682   $ 35,853   $ 43,024   $ 50,194   $   59,100
 $  150,000       17,904     26,856     35,807     44,759     53,711     62,663       73,350
 $  175,000       21,466     32,199     42,932     53,666     64,399     75,132       87,600
 $  200,000       25,029     37,543     50,057     62,572     75,086     87,600      101,850
 $  225,000       28,591     42,887     57,182     71,478     85,774    100,069      116,100
 $  250,000       32,154     48,231     64,307     80,384     96,461    112,538      130,350
 $  300,000       39,279     58,918     78,557     98,197    117,836    137,475      158,850
 $  375,000       49,966     74,949     99,932    124,916    149,899    174,882      201,600
 $  400,000       53,529     80,293    107,057    133,822    160,586    187,350      215,850
 $  500,000       67,779    101,668    135,557    169,447    203,336    237,225      272,850
 $  750,000      103,404    155,106    206,807    258,509    310,211    361,913      415,350
 $1,000,000      139,029    208,543    278,057    347,572    417,086    486,600      557,850
 $1,200,000      167,529    251,293    335,057    418,822    502,586    586,350      671,850
 $1,400,000      196,029    294,043    392,057    490,072    588,086    686,100      785,850
 $1,600,000      224,529    336,793    449,057    561,322    673,586    785,850      899,850
 $1,800,000      253,029    379,543    506,057    632,572    759,086    885,600    1,013,850
 $2,000,000      281,529    422,293    563,057    703,822    844,586    985,350    1,127,850


     Each of the individuals named in the Summary Compensation Table have 2.0 years of credited service (under both plans) through December 31, 2004. Pensionable salary includes the regular salary paid by AIG and its subsidiaries and does not include amounts attributable to supplementary bonuses or overtime pay. For such named individuals, pensionable salary allocable to the Company during 2004 was as follows: Mr. Wintrob - $84,500; Ms. Greer - $329,648; Mr. Harbeck - $339,423; Mr. Gillis - $69,863; and Ms. Nixon - $92,250.


     Employees of AIGRS and its subsidiaries participate in the American International Group, Inc. Incentive Savings Plan (the "Incentive Savings Plan"), a 401(k) plan established by AIG which includes salary reduction contributions by employees and matching contributions. Matching contributions vary based on the number of years the employee has been employed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of the Company does not have a Compensation Committee. Compensation decisions regarding the Chief Executive Officer are made by AIG. Compensation decisions regarding other executive officers are made by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company is an indirect wholly owned subsidiary of American International Group, Inc.

     The number of shares of AIG common stock beneficially owned as of January 31, 2005, by directors, executive officers named in the Summary Compensation Table (as set forth in Item 11) and directors and executive officers as a group were as follows:


                                                                 AIG COMMON STOCK
                                                               --------------------
                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
DIRECTOR OR EXECUTIVE OFFICER                                      (1)(2)(3)(5)
-----------------------------                                  --------------------
Jay S. Wintrob(4)...........................................        2,087,506
James R. Belardi............................................          861,222
Marc H. Gamsin..............................................          140,616
N. Scott Gillis.............................................           47,439
Jana W. Greer...............................................          304,877
Peter A. Harbeck............................................          132,846
Christine A. Nixon..........................................           33,003
All Directors and Executive Officers as a Group.............        3,607,509

---------------

(1) The number of shares of AIG common stock owned by each individual and by all directors and executive officers as a group represents less than 1% of the outstanding shares of AIG common stock.


(2) The number of shares of AIG common stock shown includes shares with respect to which the individual shares voting and investment power as follows: Mr. Belardi - 237 shares with his spouse; Ms. Greer - 39,105 shares with co-trustee.



(3) The number of shares of AIG common stock shown includes shares subject to options which may be exercised within 60 days as follows: Mr.
    Wintrob - 741,870; Mr. Belardi - 305,397; Ms. Greer - 265,772; Mr.
    Gillis - 46,575; Mr. Gamsin - 140,216; Mr. Harbeck - 78,122; Ms.
    Nixon - 32,790; and all directors and executive officers as a group - 1,610,742.


(4) Mr. Wintrob holds equity securities of C.V. Starr & Co., Inc. of 750 shares of Common Stock and 3,750 shares of various series of Preferred Stock.


(5) The number of shares of AIG common stock shown excludes the following shares owned by members of the named individual's immediate family as to which such individual has disclaimed beneficial ownership: Mr. Wintrob - 4,009 shares held by various family members.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     During 2004, the Company paid cash dividends to its shareholder aggregating $2.5 million and received a capital contribution of 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). This capital contribution increased the Company's equity by $150,653,000.


     Beginning in 2004, the Company and its subsidiaries are included in the consolidated federal income tax return of its ultimate parent, AIG. The Company is a party to a written agreement (the "Tax Sharing Agreement") with AIG setting forth the manner in which the total consolidated U.S. Federal income tax is allocated to each entity that joins in the consolidated return. The Tax Sharing Agreement provides that AIG agrees not to charge us a greater portion of the consolidated tax liability than would have been paid by us had the Company filed a separate federal income tax return. Additionally, AIG agrees to reimburse the Company for any tax benefits arising out of net losses or tax credits, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which such losses or tax credits are utilized by AIG.

     The Company paid commissions totaling $60,674,000 in 2004 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23% of deposits in 2004. Of the Company's mutual fund sales, approximately 25% were distributed by these affiliated broker-dealers in 2004.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000 in 2004 and are net of certain administrative costs incurred by VALIC of $2,593,000.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from the Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 in 2004.

     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000 in 2004. Additionally, the Company incurred $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program for 2004.

FINANCIAL STATEMENTS

     The consolidated financial statements of AIG SunAmerica Life Assurance Company which are included in this prospectus should be considered only as bearing on the ability AIG SunAmerica Life to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death and other living benefits and our assumption of the mortality and expense risks and the risks that withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of

AIG SunAmerica Life Assurance Company:


     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET


                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
Assets
Investments and cash:
  Cash and short-term investments...........................  $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)..............    5,161,027      5,505,800
  Mortgage loans............................................      624,179        716,846
  Policy loans..............................................      185,958        200,232
  Mutual funds..............................................        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635).....        4,902            727
  Real estate...............................................       20,091         22,166
  Securities lending collateral.............................      883,792        514,145
  Other invested assets.....................................       38,789         10,453
                                                              -----------    -----------
  Total investments and cash................................    7,125,986      7,124,633
Variable annuity assets held in separate accounts...........   22,612,451     19,178,796
Accrued investment income...................................       73,769         74,647
Deferred acquisition costs..................................    1,349,089      1,268,621
Other deferred expenses.....................................      257,781        236,707
Income taxes currently receivable from Parent...............        9,945         15,455
Receivable from brokers for sales of securities.............          161             --
Goodwill....................................................       14,038         14,038
Other assets................................................       52,795         58,830
                                                              -----------    -----------
Total Assets................................................  $31,496,015    $27,971,727
                                                              ===========    ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
Liabilities and Shareholder's Equity
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts.......................................  $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts...........    1,535,905      1,609,233
  Reserves for guaranteed investment contracts..............      215,331        218,032
  Reserves for guaranteed benefits..........................       76,949         12,022
  Securities lending payable................................      883,792        514,145
  Due to affiliates.........................................       21,655         19,289
  Payable to brokers........................................           --          1,140
  Other liabilities.........................................      190,198        247,435
                                                              -----------    -----------
  Total reserves, payables and accrued liabilities..........    6,871,988      6,895,625
Variable annuity liabilities related to separate accounts...   22,612,451     19,178,796
Subordinated notes payable to affiliates....................           --         40,960
Deferred income taxes.......................................      257,532        242,556
                                                              -----------    -----------
Total liabilities...........................................   29,741,971     26,357,937
                                                              -----------    -----------
Shareholder's equity:
  Common stock..............................................        3,511          3,511
  Additional paid-in capital................................      758,346        709,246
  Retained earnings.........................................      919,612        828,423
  Accumulated other comprehensive income....................       72,575         72,610
                                                              -----------    -----------
  Total shareholder's equity................................    1,754,044      1,613,790
                                                              -----------    -----------
Total Liabilities and Shareholder's Equity..................  $31,496,015    $27,971,727
                                                              ===========    ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

           CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2004       2003       2002
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
Revenues:
  Fee income:
    Variable annuity policy fees, net of reinsurance........  $369,141   $281,359   $286,919
    Asset management fees...................................    89,569     66,663     66,423
    Universal life insurance fees, net of reinsurance.......    33,899     35,816     36,253
    Surrender charges.......................................    26,219     27,733     32,507
    Other fees..............................................    15,753     15,520     21,900
                                                              --------   --------   --------
      Total fee income......................................   534,581    427,091    444,002
Investment income...........................................   363,594    402,923    387,355
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)
                                                              --------   --------   --------
Total revenues..............................................   874,368    799,660    765,546
                                                              ========   ========   ========
Benefits and Expenses:
Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................   140,889    153,636    142,973
  Universal life insurance contracts........................    73,745     76,415     80,021
  Guaranteed investment contracts...........................     6,034      7,534     11,267
  Subordinated notes payable to affiliates..................     2,081      2,628      3,868
                                                              --------   --------   --------
Total interest expense......................................   222,749    240,213    238,129
Amortization of bonus interest..............................    10,357     19,776     16,277
General and administrative expenses.........................   131,612    119,093    115,210
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484
Annual commissions..........................................    64,323     55,661     58,389
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492
                                                              --------   --------   --------
Total benefits and expenses.................................   662,867    675,883    733,697
                                                              ========   ========   ========
Pretax Income Before Cumulative Effect of Accounting
  Change....................................................   211,501    123,777     31,849
Income tax expense..........................................     6,410     30,247        160
                                                              --------   --------   --------
Net Income Before Cumulative Effect of Accounting Change....   205,091     93,530     31,689
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --
                                                              --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689
                                                              ========   ========   ========
Other Comprehensive Income (Loss),
  Net of Tax:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the current
    period less related amortization of deferred acquisition
    costs and other deferred expenses.......................  $(20,487)  $ 67,125   $ 20,358
  Less reclassification adjustment for net realized losses
    included in net income..................................    19,263     19,194     52,285
  Net unrealized gains (losses) on foreign currency.........     1,170         --         --
  Change related to cash flow hedges........................        --         --     (2,218)
  Income tax (benefit) expense..............................        19    (30,213)   (24,649)
                                                              --------   --------   --------
Other Comprehensive Income (Loss)...........................       (35)    56,106     45,776
                                                              --------   --------   --------
Comprehensive Income........................................  $142,467   $149,636   $ 77,465
                                                              ========   ========   ========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                2004         2003          2002
                                                              ---------   -----------   -----------
                                                                         (IN THOUSANDS)
Cash Flow from Operating Activities:
Net income..................................................  $ 142,502   $    93,530   $    31,689
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax........     62,589            --            --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity
     contracts..............................................    140,889       153,636       142,973
    Universal life insurance contracts......................     73,745        76,415        80,021
    Guaranteed investment contracts.........................      6,034         7,534        11,267
  Net realized investment losses............................     23,807        30,354        65,811
  Accretion of net discounts on investments.................     (1,277)       (9,378)       (2,412)
  Loss on other invested assets.............................        572         2,859         3,932
  Amortization of deferred acquisition costs and other
    expenses................................................    168,007       179,882       238,761
  Acquisition costs deferred................................   (246,033)     (212,251)     (204,833)
  Other expenses deferred...................................    (62,906)      (70,158)      (77,602)
  Depreciation of fixed assets..............................      1,619         1,718           860
  Provision for deferred income taxes.......................     49,337      (129,591)      106,044
  Change in:
    Accrued investment income...............................        878           679        13,907
    Other assets............................................      4,416       (12,349)        4,736
    Income taxes currently payable to/receivable from
     Parent.................................................      5,157       148,898       (43,629)
    Due from/to affiliates..................................      2,366       (36,841)       (7,743)
    Other liabilities.......................................      7,485        10,697        (7,143)
  Other, net................................................      2,284        14,885        10,877
                                                              ---------   -----------   -----------
Net Cash Provided by Operating Activities...................    381,471       250,519       367,516
                                                              ---------   -----------   -----------
Cash Flows from Investing Activities:
Purchases of:
  Bonds, notes and redeemable preferred stocks..............   (964,705)   (2,078,310)   (2,403,362)
  Mortgage loans............................................    (31,502)      (44,247)     (128,764)
  Other investments, excluding short-term investments.......    (33,235)      (20,266)      (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks..............    383,695     1,190,299       849,022
  Other investments, excluding short-term investments.......     22,283        12,835           825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks..............    898,682       994,014       615,798
  Mortgage loans............................................    125,475        67,506        82,825
  Other investments, excluding short-term investments.......     10,915        72,970       114,347
                                                              ---------   -----------   -----------
Net Cash Provided By (Used in) Investing Activities.........  $ 411,608   $   194,801   $  (934,493)
                                                              =========   ===========   ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                                     YEARS ENDED DECEMBER 31,
                                                              --------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
Cash Flow from Financing Activities:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................  $ 1,360,319   $ 1,553,000   $1,731,597
  Universal life insurance contracts........................       45,183        45,657       49,402
Net exchanges from the fixed accounts of variable annuity
  contracts.................................................   (1,332,240)   (1,108,030)    (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (458,052)     (464,332)    (529,466)
  Universal life insurance contracts........................      (69,185)      (61,039)     (68,444)
  Guaranteed investment contracts...........................       (8,614)     (148,719)    (135,084)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (108,691)     (109,412)     (98,570)
  Universal life insurance contracts........................     (105,489)     (111,380)    (100,995)
Net receipt from (repayments of) other short-term
  financings................................................      (41,060)       14,000           --
Net payment related to a modified coinsurance transaction...       (4,738)      (26,655)     (30,282)
Capital contribution received from Parent...................           --            --      200,000
Dividends paid to Parent....................................       (2,500)      (12,187)     (10,000)
                                                              -----------   -----------   ----------
Net Cash (Used in) Provided by Financing Activities.........     (725,067)     (429,097)     504,937
                                                              -----------   -----------   ----------
Net Increase (Decrease) in Cash and Short-term
  Investments...............................................       68,012        16,223      (62,040)
Cash and Short-term Investments at Beginning of Period......      133,105       116,882      178,922
                                                              -----------   -----------   ----------
Cash and Short-term Investments at End of Period............  $   201,117   $   133,105   $  116,882
                                                              ===========   ===========   ==========
Supplemental Cash Flow Formation:
Interest paid on indebtedness...............................  $     2,081   $     2,628   $    3,868
                                                              ===========   ===========   ==========
Net income taxes (received) paid to Parent..................  $   (47,749)  $    10,989   $    5,856
                                                              ===========   ===========   ==========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

    AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

    The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.


    Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.


    SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

    The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.


    Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

    INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

    Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

    Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

    Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.


    Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.


    Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

    The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31, 2004, 2003 and
    2002.

    DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.

    Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

    Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

    The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

    DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

    DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

    The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10%

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

    As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

    The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.


    OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.


    The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

    The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.


    VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.


    GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.


    RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICS: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97,

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.


    RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.



    FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.


    INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

    RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

3.  INVESTMENTS

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................  $   28,443   $   30,300
    Mortgage-backed securities..................................     926,274      956,567
    Securities of public utilities..............................     321,381      332,038
    Corporate bonds and notes...................................   2,797,943    2,902,829
    Redeemable preferred stocks.................................      20,140       21,550
    Other debt securities.......................................     913,687      917,743
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)



                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................  $   22,393   $   24,292
    Mortgage-backed securities..................................   1,148,452    1,191,817
    Securities of public utilities..............................     352,998      365,150
    Corporate bonds and notes...................................   2,590,254    2,697,142
    Redeemable preferred stocks.................................      21,515       22,175
    Other debt securities.......................................   1,215,571    1,205,224
                                                                  ----------   ----------
      Total.....................................................  $5,351,183   $5,505,800
                                                                  ==========   ==========


    At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

    At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

    At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

    As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

    The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

    At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

    At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    Due in one year or less.....................................  $  278,939   $  281,954
    Due after one year through five years.......................   2,076,145    2,138,574
    Due after five years through ten years......................   1,299,345    1,339,499
    Due after ten years.........................................     427,165      444,433
    Mortgage-backed securities..................................     926,274      956,567
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========


    Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)

    Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:


                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................   $  1,857     $     --
    Mortgage-backed securities..................................     32,678       (2,385)
    Securities of public utilities..............................     11,418         (761)
    Corporate bonds and notes...................................    118,069      (13,183)
    Redeemable preferred stocks.................................      1,410           --
    Other debt securities.......................................     14,871      (10,815)
                                                                   --------     --------
      Total.....................................................   $180,303     $(27,144)
                                                                   ========     ========



                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................   $  1,898     $     --
    Mortgage-backed securities..................................     46,346       (2,980)
    Securities of public utilities..............................     13,467       (1,315)
    Corporate bonds and notes...................................    127,996      (21,108)
    Redeemable preferred stocks.................................        660           --
    Other debt securities.......................................     24,366      (34,713)
                                                                   --------     --------
      Total.....................................................   $214,733     $(60,116)
                                                                   ========     ========


    Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

    The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003.


                                       LESS THAN 12 MONTHS              12 MONTHS OR MORE                      TOTAL
                                  -----------------------------   -----------------------------   -------------------------------
                                    FAIR     UNREALIZED             FAIR     UNREALIZED              FAIR      UNREALIZED
                                   VALUE        LOSS      ITEMS    VALUE        LOSS      ITEMS     VALUE         LOSS      ITEMS
                                  --------   ----------   -----   --------   ----------   -----   ----------   ----------   -----
                                                                      (DOLLARS IN THOUSANDS)
    December 31, 2004
    Mortgage-backed
      securities...............   $125,589    $ (1,282)     23    $ 40,275    $ (1,103)     9     $  165,864    $ (2,385)     32
    Securities of public
      utilities................     46,249        (761)      9           0           0      0         46,249        (761)      9
    Corporate bonds and
      notes....................    487,923      (7,418)     86      87,194      (5,765)    15        575,117     (13,183)    101
    Other debt securities......    207,378      (4,062)     36      79,782      (6,753)    12        287,160     (10,815)     48
                                  --------    --------     ---    --------    --------     --     ----------    --------     ---
      Total....................   $867,139    $(13,523)    154    $207,251    $(13,621)    36     $1,074,390    $(27,144)    190
                                  ========    ========     ===    ========    ========     ==     ==========    ========     ===

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)


                                          LESS THAN 12 MONTHS             12 MONTHS OR MORE                     TOTAL
                                     -----------------------------   ----------------------------   -----------------------------
                                       FAIR     UNREALIZED            FAIR     UNREALIZED             FAIR     UNREALIZED
                                      VALUE        LOSS      ITEMS    VALUE       LOSS      ITEMS    VALUE        LOSS      ITEMS
                                     --------   ----------   -----   -------   ----------   -----   --------   ----------   -----
    December 31, 2003
    Mortgage-backed securities.....  $180,559    $ (2,882)     49    $13,080    $   (98)      6     $193,639    $ (2,980)     55
    Securities of public
      utilities....................    67,626      (1,315)      8         --         --      --       67,626      (1,315)      8
    Corporate bonds and notes......   276,373     (17,086)     54     30,383     (4,022)      5      306,756     (21,108)     59
    Other debt securities..........   302,230     (33,951)     54     41,523       (762)      5      343,753     (34,713)     59
                                     --------    --------     ---    -------    -------      --     --------    --------     ---
      Total........................  $826,788    $(55,234)    165    $84,986    $(4,882)     16     $911,774    $(60,116)    181
                                     ========    ========     ===    =======    =======      ==     ========    ========     ===

    Realized investment gains and losses on sales of investments are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Bonds, Notes and Redeemable Preferred Stocks:
      Realized gains............................................  $ 12,240   $ 30,896   $ 25,013
      Realized losses...........................................   (12,623)   (11,818)   (32,865)
    Common Stocks:
      Realized gains............................................         5        561         --
      Realized losses...........................................      (247)      (117)      (169)


    The sources and related amounts of investment income are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Short-term investments......................................  $  2,483   $  1,363   $  5,447
    Bonds, notes and redeemable preferred stocks................   293,258    321,493    305,480
    Mortgage loans..............................................    50,825     53,951     55,417
    Partnerships................................................       417       (478)    12,344
    Policy loans................................................    17,130     15,925     18,796
    Real estate.................................................      (202)      (331)      (276)
    Other invested assets.......................................     2,149     13,308     (7,496)
    Less: investment expenses...................................    (2,466)    (2,308)    (2,357)
                                                                  --------   --------   --------
      Total investment income...................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========


    Investment income was attributable to the following products:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Fixed annuity contracts.....................................  $ 34,135   $ 37,762   $ 41,856
    Variable annuity contracts..................................   222,660    239,863    201,766
    Guaranteed investment contracts.............................    13,191     20,660     28,056
    Universal life insurance contracts..........................    92,645    100,019    105,878
    Asset management............................................       963      4,619      9,799
                                                                  --------   --------   --------
      Total.....................................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========


4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

    The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

    BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

    MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

    POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

    MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

    COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

    PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

    VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.


    RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
    CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.


    RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

    SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

    VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

    SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:


                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2004:
    Assets:
      Cash and short-term investments...........................  $   201,117   $   201,117
      Bonds, notes and redeemable preferred stocks..............    5,161,027     5,161,027
      Mortgage loans............................................      624,179       657,828
      Policy loans..............................................      185,958       185,958
      Mutual funds..............................................        6,131         6,131
      Common stocks.............................................        4,902         4,902
      Partnerships..............................................        1,084         1,084
      Securities lending collateral.............................      883,792       883,792
      Put options hedging guaranteed benefits...................       37,705        37,705
      Variable annuity assets held in separate accounts.........   22,612,451    22,612,451
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 3,948,158   $ 3,943,265
      Reserves for guaranteed investment contracts..............      215,331       219,230
      Securities lending payable................................      883,792       883,792
      Variable annuity liabilities related to separate
        accounts................................................   22,612,451    22,612,451



                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2003:
    Assets:
      Cash and short-term investments...........................  $   133,105   $   133,105
      Bonds, notes and redeemable preferred stocks..............    5,505,800     5,505,800
      Mortgage loans............................................      716,846       774,758
      Policy loans..............................................      200,232       200,232
      Mutual funds..............................................       21,159        21,159
      Common stocks.............................................          727           727
      Partnerships..............................................        1,312         1,685
      Securities lending collateral.............................      514,145       514,145
      Put options hedging guaranteed benefits...................        9,141         9,141
      Variable annuity assets held in separate accounts.........   19,178,796    19,178,796
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 4,274,329   $ 4,225,329
      Reserves for guaranteed investment contracts..............      218,032       223,553
      Securities lending payable................................      514,145       514,145
      Variable annuity liabilities related to separate
        accounts................................................   19,178,796    19,178,796
      Subordinated note payable to affiliate....................       40,960        40,960

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

5.  DEFERRED ACQUISITION COSTS

    The following table summarizes the activity in deferred acquisition costs:


                                                                  YEARS ENDED DECEMBER 31,
                                                                  -------------------------
                                                                     2004          2003
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    Balance at beginning of year................................  $1,268,621    $1,224,101
    Acquisition costs deferred..................................     246,033       212,250
    Effect of net unrealized gains (losses) on securities.......         267       (30,600)
    Amortization charged to income..............................    (126,142)     (137,130)
    Cumulative effect of SOP 03-1...............................     (39,690)           --
                                                                  ----------    ----------
    Balance at end of year......................................  $1,349,089    $1,268,621
                                                                  ==========    ==========


6.  OTHER DEFERRED EXPENSES

    The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:


                                                                   BONUS     DISTRIBUTION
                                                                  PAYMENTS      COSTS        TOTAL
                                                                  --------   ------------   --------
                                                                            (IN THOUSANDS)
    Year Ended December 31, 2004
    Balance at beginning of year................................  $155,695     $ 81,012     $236,707
    Expenses deferred...........................................    36,732       26,174       62,906
    Effect of net unrealized gains (losses) on securities.......        33           --           33
    Amortization charged in income..............................   (10,357)     (31,508)     (41,865)
                                                                  --------     --------     --------
    Balance at end of year......................................  $182,103     $ 75,678     $257,781
                                                                  ========     ========     ========
    Year Ended December 31, 2003
    Balance at beginning of year................................  $140,647     $ 72,054     $212,701
    Expenses deferred...........................................    38,224       31,934       70,158
    Effect of net unrealized gains (losses) on securities.......    (3,400)          --       (3,400)
    Amortization charged in income..............................   (19,776)     (22,976)     (42,752)
                                                                  --------     --------     --------
    Balance at end of year......................................  $155,695     $ 81,012     $236,707
                                                                  ========     ========     ========


7.  GUARANTEED BENEFITS

    The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

    The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

    GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:


                                                                                     HIGHEST SPECIFIED
                                                                   RETURN OF NET    ANNIVERSARY ACCOUNT
                                                                  DEPOSITS PLUS A       VALUE MINUS
                                                                      MINIMUM        WITHDRAWALS POST
                                                                      RETURN            ANNIVERSARY
                                                                  ---------------   -------------------
                                                                          (DOLLARS IN MILLIONS)
    In the event of death (GMDB and EEB):
      Account value.............................................    $    12,883           $12,890
      Net amount at risk(a).....................................    $       933           $ 1,137
      Average attained age of contract holders..................             67                64
      Range of guaranteed minimum return rates..................          0%-5%                0%
    At annuitization (GMIB):
      Account value.............................................    $     6,942
      Net amount at risk(b).....................................    $         3
      Weighted average period remaining until earliest                3.8 Years
        annuitization...........................................
      Range of guaranteed minimum return rates..................        0%-6.5%
    Accumulation at specified date (GMAV):
      Account value.............................................    $     1,533
      Net amount at risk(c).....................................    $        --
      Weighted average period remaining until guaranteed              9.0 Years
        payment.................................................
    Annual withdrawals at specified date (GMWB):
      Account value.............................................    $       294
      Net amount at risk(d).....................................    $        --
      Weighted average period remaining until expected payout...     13.9 Years


    -------------------

    (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

    (b) Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.

    (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

    (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

       The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:


                                                                      (IN THOUSANDS)
        Balance at January 1, 2004 before reinsurance(e)............     $ 92,873
        Guaranteed benefits incurred................................       61,472
        Guaranteed benefits paid....................................      (49,947)
                                                                         --------
        Balance at December 31, 2004 before reinsurance.............      104,398
          Less reinsurance..........................................      (27,449)
                                                                         --------
        Balance at December 31, 2004, net of reinsurance............     $ 76,949
                                                                         ========



    (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:


     - Data used was 5,000 stochastically generated investment performance scenarios.



     -   Mean investment performance assumption was 10%.



     -   Volatility assumption was 16%.



     -   Mortality was assumed to be 64% of the 75-80 ALB table.



     - Lapse rates vary by contract type and duration and range from 0% to 40%.



     -   The discount rate was approximately 8%.


8.  REINSURANCE

    Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

    Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively. Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002, respectively.

    The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
    respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002, respectively.

9.  COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

    At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset- backed securities in the ordinary course of business. The expiration dates of these commitments are as follows:
    $2,000,000 in 2005 and $8,000,000 in 2007.

    Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.

    Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

9.  COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

    On April 5, 2004, a purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The Company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

10. SHAREHOLDER'S EQUITY

    The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

    Changes in shareholder's equity are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Additional Paid-in Capital:
      Beginning balances........................................  $709,246   $709,246   $509,246
      Capital contributions by Parent...........................    49,100         --    200,000
                                                                  --------   --------   --------
      Ending balances...........................................  $758,346   $709,246   $709,246
                                                                  ========   ========   ========
    Retained Earnings:
      Beginning balances........................................  $828,423   $730,321   $669,103
      Net income................................................   142,502     93,530     31,689
      Dividends paid to Parent..................................    (2,500)   (12,187)   (10,000)
      Adjustment for tax benefit of distributed subsidiary......       287     16,759     39,529
      Tax effect on a distribution of investment................   (49,100)        --         --
                                                                  --------   --------   --------
      Ending balances...........................................  $919,612   $828,423   $730,321
                                                                  ========   ========   ========
    Accumulated Other Comprehensive Income (Loss):
      Beginning balances........................................  $ 72,610   $ 16,504   $(29,272)
      Change in net unrealized gains (losses) on debt securities
        available for sale......................................    (1,459)   118,725     98,718
      Change in net unrealized gains (losses) on equity
        securities available for sale...........................       (65)     1,594     (1,075)
      Change in net unrealized gains on foreign currency........     1,170         --         --
      Change in adjustment to deferred acquisition costs and
        other deferred expenses.................................       300    (34,000)   (25,000)
      Net change related to cash flow hedges....................        --         --     (2,218)
      Tax effects of net changes................................        19    (30,213)   (24,649)
                                                                  --------   --------   --------
      Ending balances...........................................  $ 72,575   $ 72,610   $ 16,504
                                                                  ========   ========   ========


    Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:


                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Gross unrealized gains......................................    $180,329       $214,845
    Gross unrealized losses.....................................     (27,144)       (60,136)
    Unrealized gain on foreign currency.........................       1,170             --
    Adjustment to DAC and other deferred expenses...............     (42,700)       (43,000)
    Deferred income taxes.......................................     (39,080)       (39,099)
                                                                    --------       --------
    Accumulated other comprehensive income......................    $ 72,575       $ 72,610
                                                                    ========       ========


    On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

10. SHAREHOLDER'S EQUITY (Continued)

    Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

    Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11. INCOME TAXES

    The components of the provisions for income taxes on pretax income consist of the following:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  -------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   ---------
                                                                          (IN THOUSANDS)
    Current expense (benefit)...................................  $(42,927)  $127,655   $(105,369)
    Deferred expense (benefit)..................................    49,337    (97,408)    105,529
                                                                  --------   --------   ---------
    Total income tax expense....................................  $  6,410   $ 30,247   $     160
                                                                  ========   ========   =========


    Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Amount computed at statutory rate...........................  $ 74,025   $ 43,322   $ 11,147
    Increases (decreases) resulting from:
      State income taxes, net of federal tax benefit............     4,020      2,273       (567)
      Dividends received deduction..............................   (19,058)   (15,920)   (10,117)
      Tax credits...............................................    (4,000)        --         --
      Adjustment to prior year tax liability(a).................   (39,730)        --         --
      Other, net................................................    (8,847)       572       (303)
                                                                  --------   --------   --------
      Total income tax expense..................................  $  6,410   $ 30,247   $    160
                                                                  ========   ========   ========


   ------------------

   (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

    Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

    At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

11. INCOME TAXES (Continued)

    affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:


                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Deferred Tax Liabilities:
    Deferred acquisition costs and other deferred expenses......   $ 432,868      $ 473,387
    State income taxes..........................................      10,283          5,744
    Other liabilities...........................................      15,629            350
    Net unrealized gains on debt and equity securities available
      for sale..................................................      39,080         39,098
                                                                   ---------      ---------
    Total deferred tax liabilities..............................     497,860        518,579
                                                                   ---------      ---------
    Deferred Tax Assets:
    Investments.................................................     (28,915)       (25,213)
    Contract holder reserves....................................    (122,691)      (158,112)
    Guaranty fund assessments...................................      (3,402)        (3,408)
    Deferred income.............................................      (5,604)        (3,801)
    Other assets................................................      (1,068)        (7,446)
    Net operating loss carryforward.............................      (5,430)            --
    Capital loss carryforward...................................     (22,321)       (20,565)
    Low income housing credit carryforward......................     (44,604)       (36,600)
    Partnership income/loss.....................................      (6,293)       (20,878)
                                                                   ---------      ---------
    Total deferred tax assets...................................    (240,328)      (276,023)
                                                                   ---------      ---------
    Deferred income taxes.......................................   $ 257,532      $ 242,556
                                                                   =========      =========


    The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12. RELATED-PARTY MATTERS

    As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

    On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

    On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

    For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

    On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.


    On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.


    The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

    The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

    The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

    Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

    The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
    2002, respectively.

    The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

    In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS

    The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.


                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2004:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   369,141    $     --    $   369,141
       Asset management fees.....................................           --      89,569         89,569
       Universal life insurance policy fees, net of
         reinsurance.............................................       33,899          --         33,899
       Surrender charges.........................................       26,219          --         26,219
       Other fees................................................           --      15,753         15,753
                                                                   -----------    --------    -----------
     Total fee income............................................      429,259     105,322        534,581
     Investment income...........................................      362,631         963        363,594
     Net realized investment gains (losses)......................      (24,100)        293        (23,807)
                                                                   -----------    --------    -----------
     Total revenues..............................................      767,790     106,578        874,368
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      220,668       2,081        222,749
     Amortization of bonus interest..............................       10,357          --         10,357
     General and administrative expenses.........................       93,188      38,424        131,612
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      126,142      31,508        157,650
     Annual commissions..........................................       64,323          --         64,323
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,420          --         17,420
     Guaranteed benefits, net of reinsurance recoveries..........       58,756          --         58,756
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      590,854      72,013        662,867
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $   176,936    $ 34,565    $   211,501
                                                                   ===========    ========    ===========
     Total assets................................................  $31,323,462    $217,155    $31,540,617
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $    132    $       132
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2003:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   281,359    $     --    $   281,359
       Asset management fees.....................................           --      66,663         66,663
       Universal life insurance policy fees, net of
         reinsurance.............................................       35,816          --         35,816
       Surrender charges.........................................       27,733          --         27,733
       Other fees................................................           --      15,520         15,520
                                                                   -----------    --------    -----------
     Total fee income............................................      344,908      82,183        427,091
     Investment income...........................................      398,304       4,619        402,923
     Net realized investment losses..............................      (30,354)         --        (30,354)
                                                                   -----------    --------    -----------
     Total revenues..............................................      712,858      86,802        799,660
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      237,585       2,628        240,213
     Amortization of bonus interest..............................       19,776          --         19,776
     General and administrative expenses.........................       83,013      36,080        119,093
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      137,130      22,976        160,106
     Annual commissions..........................................       55,661          --         55,661
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,766          --         17,766
     Guaranteed benefits, net of reinsurance recoveries..........       63,268          --         63,268
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      614,199      61,684        675,883
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    98,659    $ 25,118    $   123,777
                                                                   ===========    ========    ===========
     Total assets................................................  $27,781,457    $190,270    $27,971,727
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  2,977    $     2,977
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2002:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   286,919    $     --    $   286,919
       Asset management fees.....................................           --      66,423         66,423
       Universal life insurance policy fees, net of
         reinsurance.............................................       36,253          --         36,253
       Surrender charges.........................................       32,507          --         32,507
       Other fees................................................        3,304      18,596         21,900
                                                                   -----------    --------    -----------
     Total fee income............................................      358,983      85,019        444,002
     Investment income...........................................      377,556       9,799        387,355
     Net realized investment losses..............................      (65,811)         --        (65,811)
                                                                   -----------    --------    -----------
     Total revenues..............................................      670,728      94,818        765,546
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      234,261       3,868        238,129
     Amortization of bonus interest..............................       16,277          --         16,277
     General and administrative expenses.........................       79,287      35,923        115,210
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      171,583      50,901        222,484
     Annual commissions..........................................       58,389          --         58,389
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       15,716          --         15,716
     Guaranteed benefits, net of reinsurance recoveries..........       67,492          --         67,492
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      643,005      90,692        733,697
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    27,723    $  4,126    $    31,849
                                                                   ===========    ========    ===========
     Total assets................................................  $23,538,832    $214,157    $23,752,989
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  7,297    $     7,297
                                                                   ===========    ========    ===========

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.


Separate Account................................    3
General Account.................................    3
Support Agreement Between the Company and AIG...    4
Performance Data................................    4
Income Payments.................................    8
Annuity Unit Values.............................    8
Death Benefit Options for Contracts Issued
  Between October 24, 2001 and June 1, 2004.....   11
Death Benefit Options for Contracts Issued
  Before October 24, 2001.......................   11
Spousal Continuation Death Benefits for
  Contracts Issued Between October 24, 2001 and
  June 1, 2004..................................   11
Spousal Continuation Death Benefits for
  Contracts Issued Prior to October 21, 2001....   11
Taxes...........................................   12
Distribution of Contracts.......................   17
Financial Statements............................   17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$24.182     (a)$25.794     (a)$33.529
                                                               (b)$24.182     (b)$25.769     (b)$33.414
        Ending AUV..........................................   (a)$25.794     (a)$33.529     (a)$35.945
                                                               (b)$25.769     (b)$33.414     (b)$35.732
        Ending Number of AUs................................   (a)137,717     (a)1,159,548   (a)2,519,158
                                                               (b)7,742       (b)137,361     (b)277,447

---------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$16.370     (a)$16.472     (a)$16.588
                                                               (b)$16.370     (b)$16.443     (b)$16.522
        Ending AUV..........................................   (a)$16.472     (a)$16.588     (a)$16.854
                                                               (b)$16.443     (b)$16.522     (b)$16.743
        Ending Number of AUs................................   (a)290,385     (a)3,984,131   (a)6,795,338
                                                               (b)50,620      (b)497,760     (b)735,600

---------------------------------------------------------------------------------------------------------
Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$19.417     (a)$20.848     (a)$26.615
                                                               (b)$19.417     (b)$20.811     (b)$26.501
        Ending AUV..........................................   (a)$20.848     (a)$26.615     (a)$28.987
                                                               (b)$20.811     (b)$26.501     (b)$28.791
        Ending Number of AUs................................   (a)65,224      (a)890,267     (a)1,902,186
                                                               (b)7,793       (b)104,691     (b)210,421

---------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.753     (a)$15.272     (a)$22.162
                                                               (b)$13.753     (b)$15.260     (b)$22.091
        Ending AUV..........................................   (a)$15.272     (a)$22.162     (a)$27.232
                                                               (b)$15.260     (b)$22.091     (b)$27.077
        Ending Number of AUs................................   (a)3,369       (a)166,767     (a)404,634
                                                               (b)3,108       (b)33,063      (b)83,304

---------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.011     (a)$10.077     (a)$12.720
                                                               (b)$10.011     (b)$10.067     (b)$12.678
        Ending AUV..........................................   (a)$10.077     (a)$12.720     (a)$14.595
                                                               (b)$10.067     (b)$12.678     (b)$14.510
        Ending Number of AUs................................   (a)9,218       (a)142,870     (a)304,888
                                                               (b)527         (b)28,027      (b)44,962

---------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$21.881     (a)$21.940     (a)$27.122
                                                               (b)$21.881     (b)$21.905     (b)$27.011
        Ending AUV..........................................   (a)$21.940     (a)$27.122     (a)$28.764
                                                               (b)$21.905     (b)$27.011     (b)$28.575
        Ending Number of AUs................................   (a)45,029      (a)594,386     (a)1,392,217
                                                               (b)5,469       (b)69,502      (b)153,379

---------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$4.530      (a)$4.659      (a)$5.769
                                                               (b)$4.530      (b)$4.646      (b)$5.739
        Ending AUV..........................................   (a)$4.659      (a)$5.769      (a)$5.965
                                                               (b)$4.646      (b)$5.739      (b)$5.919
        Ending Number of AUs................................   (a)25,770      (a)414,391     (a)752,019
                                                               (b)369         (b)40,274      (b)57,552

---------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.025     (a)$13.018     (a)$12.878
                                                               (b)$13.025     (b)$12.985     (b)$12.811
        Ending AUV..........................................   (a)$13.018     (a)$12.878     (a)$12.756
                                                               (b)$12.985     (b)$12.811     (b)$12.659
        Ending Number of AUs................................   (a)281,453     (a)2,514,514   (a)4,601,605
                                                               (b)94,850      (b)261,745     (b)401,041

---------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$14.394     (a)$14.704     (a)$16.174
                                                               (b)$14.394     (b)$14.702     (b)$16.133
        Ending AUV..........................................   (a)$14.704     (a)$16.174     (a)$16.975
                                                               (b)$14.702     (b)$16.133     (b)$16,889
        Ending Number of AUs................................   (a)115,713     (a)946,263     (a)2,446,329
                                                               (b)2,563       (b)149,828     (b)295,085

---------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$20.108     (a)$21.460     (a)$28.069
                                                               (b)$20.108     (b)$21.427     (b)$27,956
        Ending AUV..........................................   (a)$21.460     (a)$28.069     (a)$31.304
                                                               (b)$21.427     (b)$27.956     (b)$31.099
        Ending Number of AUs................................   (a)115,086     (a)1,725,140   (a)3,961,597
                                                               (b)25,333      (b)262,216     (b)477,981

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.149      (a)$8.902      (a)$10.500
                                                               (b)$8.149      (b)$8.901      (b)$10.471
        Ending AUV..........................................   (a)$8.902      (a)$10.500     (a)$11.309
                                                               (b)$8.901      (b)$10.471     (b)$11.249
        Ending Number of AUs................................   (a)15,055      (a)263,040     (a)418,075
                                                               (b)7,757       (b)66,688      (b)67,748

---------------------------------------------------------------------------------------------------------
Emerging Market (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$5.486      (a)$5.958      (a)$8.933
                                                               (b)$5.486      (b)$5.952      (b)$8.902
        Ending AUV..........................................   (a)$5.958      (a)$8.933      (a)$10.934
                                                               (b)$5.952      (b)$8.902      (b)$10.868
        Ending Number of AUs................................   (a)11,000      (a)186,478     (a)456,021
                                                               (b)1,832       (b)42,556      (b)92,068

---------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.895     (a)$12.912     (a)$16.184
                                                               (b)$11.895     (b)$12.895     (b)$16.122
        Ending AUV..........................................   (a)$12.912     (a)$16.184     (a)$17.475
                                                               (b)$12.895     (b)$16.122     (b)$17.365
        Ending Number of AUs................................   (a)60,297      (a)226,851     (a)622,734
                                                               (b)7,324       (b)27,080      (b)85,742

---------------------------------------------------------------------------------------------------------
Foreign Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.970      (a)$9.407      (a)$12.463
                                                               (b)$8.970      (b)$9.390      (b)$12.410
        Ending AUV..........................................   (a)$9.407      (a)$12.463     (a)$14.701
                                                               (b)$9.390      (b)$12.410     (b)$14.602
        Ending Number of AUs................................   (a)163,234     (a)2,457,488   (a)5,451,685
                                                               (b)12,214      (b)361,907     (b)731,789

---------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$16.095     (a)$16.324     (a)$16.611
                                                               (b)$16.095     (b)$16.246     (b)$16.490
        Ending AUV..........................................   (a)$16.324     (a)$16.611     (a)$16.968
                                                               (b)$16.246     (b)$16.490     (b)$16.800
        Ending Number of AUs................................   (a)14,628      (a)255,534     (a)503,487
                                                               (b)90          (b)37,002      (b)52,106

---------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.708     (a)$12.546     (a)$15.584
                                                               (b)$11.708     (b)$12.519     (b)$15.468
        Ending AUV..........................................   (a)$12.546     (a)$15.584     (a)$17.129
                                                               (b)$12.519     (b)$15.468     (b)$16.958
        Ending Number of AUs................................   (a)7,750       (a)73,506      (a)119,362
                                                               (b)13          (b)10,826      (b)12,359

---------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$20.102     (a)$20.787     (a)$25.658
                                                               (b)$20.102     (b)$20.749     (b)$25.549
        Ending AUV..........................................   (a)$20.787     (a)$25.658     (a)$28.116
                                                               (b)$20.749     (b)$25.549     (b)$27.926
        Ending Number of AUs................................   (a)52,756      (a)231,147     (a)341,335
                                                               (b)877         (b)40,091      (b)48,384

---------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$3.230      (a)$3.435      (a)$4.557
                                                               (b)$3.230      (b)$3.434      (b)$4.544
        Ending AUV..........................................   (a)$3.435      (a)$4.557      (a)$4.753
                                                               (b)$3.434      (b)$4.544      (b)$4.728
        Ending Number of AUs................................   (a)35,308      (a)269,627     (a)376,828
                                                               (b)16,803      (b)71,725      (b)113,528

---------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.951     (a)$11.586     (a)$14.978
                                                               (b)$10.951     (b)$11.563     (b)$14.910
        Ending AUV..........................................   (a)$11.586     (a)$14.978     (a)$17.285
                                                               (b)$11.563     (b)$14.910     (b)$17.164
        Ending Number of AUs................................   (a)23,586      (a)711,066     (a)1,167,520
                                                               (b)5,755       (b)148,009     (b)210,729

---------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.995      (a)$7.170      (a)$9.286
                                                               (b)$6.995      (b)$7.157      (b)$9.246
        Ending AUV..........................................   (a)$7.170      (a)$9.286      (a)$10.629
                                                               (b)$7.157      (b)$9.246      (b)$10.557
        Ending Number of AUs................................   (a)111,291     (a)2,207,499   (a)5,282,478
                                                               (b)13,612      (b)271,169     (b)569,670

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.000      (a)$8.330      (a)$11.204
                                                               (b)$8.000      (b)$8.343      (b)$11.198
        Ending AUV..........................................   (a)$8.330      (a)$11.204     (a)$13.305
                                                               (b)$8.343      (b)$11.198     (b)$13.264
        Ending Number of AUs................................   (a)103,102     (a)650,379     (a)1,095,825
                                                               (b)1,722       (b)112,450     (b)181,437

---------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$14.084     (a)$14.930     (a)$17.969
                                                               (b)$14.084     (b)$14.910     (b)$17.902
        Ending AUV..........................................   (a)$14.930     (a)$17.969     (a)$19.749
                                                               (b)$14.910     (b)$17.902     (b)$19.626
        Ending Number of AUs................................   (a)30,003      (a)545,587     (a)965,475
                                                               (b)2,373       (a)81,535      (a)152,345

---------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$6.525      (a)$6.965      (a)$9.392
                                                               (b)$6.525      (b)$6.950      (b)$9.349
        Ending AUV..........................................   (a)$6.965      (a)$9.392      (a)$10.528
                                                               (b)$6.950      (b)$9.349      (b)$10.453
        Ending Number of AUs................................   (a)127,090     (a)1,733,813   (a)2,889,335
                                                               (b)14,748      (b)329,389     (b)410,472

---------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$18.961     (a)$19.853     (a)$22.797
                                                               (b)$18.961     (b)$19.815     (b)$22.697
        Ending AUV..........................................   (a)$19.853     (a)$22.797     (a)$24.931
                                                               (b)$19.815     (b)$22.697     (b)$24.759
        Ending Number of AUs................................   (a)114,386     (a)1,504,372   (a)2,762,921
                                                               (b)17,494      (b)198,694     (b)436,939

---------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$13.178     (a)$13.785     (a)$16.795
                                                               (b)$13.178     (b)$13.756     (b)$16.718
        Ending AUV..........................................   (a)$13.785     (a)$16.795     (a)$17.326
                                                               (b)$13.756     (b)$16.718     (b)$17.203
        Ending Number of AUs................................   (a)26,714      (a)91,097      (a)103,249
                                                               (b)3,638       (b)14,803      (b)28,343

---------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$11.543     (a)$11.836     (a)$16.050
                                                               (b)$11.543     (b)$11.824     (b)$15.993
        Ending AUV..........................................   (a)$11.836     (a)$16.050     (a)$21.219
                                                               (b)$11.824     (b)$15.993     (b)$21.091
        Ending Number of AUs................................   (a)21,457      (a)337,695     (a)766,182
                                                               (b)5,369       (b)86,289      (b)149,777

---------------------------------------------------------------------------------------------------------
Small & Mid Cap Value (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$9.180      (a)$10.122     (a)$13.588
                                                               (b)$9.180      (b)$10.100     (b)$13.525
        Ending AUV..........................................   (a)$10.122     (a)$13.588     (a)$15.770
                                                               (b)$10.100     (b)$13.525     (b)$15.657
        Ending Number of AUs................................   (a)107,425     (a)1,434,738   (a)3,052,819
                                                               (b)10,354      (b)282,420     (b)526,107

---------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$12.518     (a)$12.509     (a)$14.149
                                                               (b)$12.518     (b)$12.492     (b)$14.093
        Ending AUV..........................................   (a)$12.509     (a)$14.149     (a)$14.844
                                                               (b)$12.492     (b)$14.093     (b)$14.748
        Ending Number of AUs................................   (a)8,446       (a)233,499     (a)379,968
                                                               (b)12,402      (b)46,635      (b)55,278

---------------------------------------------------------------------------------------------------------
Technology (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$1.432      (a)$1.716      (a)$2.544
                                                               (b)$1.432      (b)$1.715      (b)$2.536
        Ending AUV..........................................   (a)$1.716      (a)$2.544      (a)$2.436
                                                               (b)$1.715      (b)$2.536      (b)$2.422
        Ending Number of AUs................................   (a)79,837      (a)1,468,721   (a)2,169,510
                                                               (b)20,700      (b)223,801     (b)484,558

---------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.486      (a)$8.180      (a)$10.556
                                                               (b)$7.471      (b)$8.159      (b)$10.503
        Ending AUV..........................................   (a)$8.180      (a)$10.556     (a)$11.713
                                                               (b)$8.159      (b)$10.503     (b)$11.624
        Ending Number of AUs................................   (a)62,903      (a)820,512     (a)1,842,691
                                                               (b)39,318      (b)139,335     (b)251,944

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Shares (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.298      (a)$8.101      (a)$10.434
                                                               (b)$7.296      (b)$8.094      (b)$10.399
        Ending AUV..........................................   (a)$8.101      (a)$10.434     (a)$12.068
                                                               (b)$8.094      (b)$10.399     (b)$11.998
        Ending Number of AUs................................   (a)73,831      (a)1,500,438   (a)3,195,672
                                                               (b)11,726      (b)247,660     (b)446,382

---------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$7.139      (a)$6.916      (a)$8.654
                                                               (b)$7.133      (b)$6.906      (b)$8.619
        Ending AUV..........................................   (a)$6.916      (a)$8.654      (a)$9.101
                                                               (b)$6.906      (b)$8.619      (b)$9.042
        Ending Number of AUs................................   (a)33,388      (a)396,216     (a)550,209
                                                               (b)1,754       (b)93,581      (b)94,913

---------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares (Inception
  Date - 09/30/02)
        Beginning AUV.......................................   (a)$8.181      (a)$8.826      (a)$11.100
                                                               (b)$8.180      (b)$8.197      (b)$11.064
        Ending AUV..........................................   (a)$8.826      (a)$11.100     (a)$12.476
                                                               (b)$8.197      (b)$11.064     (b)$12.405
        Ending Number of AUs................................   (a)189,460     (a)2,716,948   (a)5,646,184
                                                               (b)16,825      (b)341,615     (b)588,204

---------------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.949     (a)$14.590
                                                               (b)$10.000     (b)$10.936     (b)$14.537
        Ending AUV..........................................   (a)$10.949     (a)$14.590     (a)$16.310
                                                               (b)$10.936     (b)$14.537     (b)$16.209
        Ending Number of AUs................................   (a)92,435      (a)987,076     (a)2,812,544
                                                               (b)12,106      (b)150,027     (b)342,128

---------------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.884     (a)$14.667
                                                               (b)$10.000     (b)$10.876     (b)$14.621
        Ending AUV..........................................   (a)$10.884     (a)$14.667     (a)$16.252
                                                               (b)$10.876     (b)$14.621     (b)$16.161
        Ending Number of AUs................................   (a)179,113     (a)2,448,300   (a)5,672,455
                                                               (b)40,944      (b)389,740     (b)801,832

---------------------------------------------------------------------------------------------------------
American Funds Growth-Income (Inception Date - 09/30/02)
        Beginning AUV.......................................   (a)$10.000     (a)$10.884     (a)$14.197
                                                               (b)$10.000     (b)$10.872     (b)$14.148
        Ending AUV..........................................   (a)$10.884     (a)$14.197     (a)$15.434
                                                               (b)$10.872     (b)$14.148     (b)$15.342
        Ending Number of AUs................................   (a)264,424     (a)3,073,765   (a)6,612,702
                                                               (b)30,474      (b)484,620     (b)901,903

---------------------------------------------------------------------------------------------------------
Nations Asset Allocation (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$8.229      (a)$9.608
                                                               (b)N/A         (b)$8.200      (b)$9.557
        Ending AUV..........................................   (a)N/A         (a)$9.608      (a)$10.240
                                                               (b)N/A         (b)$9.557      (b)$10.159
        Ending Number of AUs................................   (a)N/A         (a)50,082      (a)77,425
                                                               (b)N/A         (b)51          (b)133

---------------------------------------------------------------------------------------------------------
Nations High Yield Bond (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$11.013     (a)$13.182
                                                               (b)N/A         (b)$10.964     (b)$13.100
        Ending AUV..........................................   (a)N/A         (a)$13.182     (a)$14.464
                                                               (b)N/A         (b)$13.100     (b)$14.338
        Ending Number of AUs................................   (a)N/A         (a)154,070     (a)253,871
                                                               (b)N/A         (b)11,170      (b)17,481

---------------------------------------------------------------------------------------------------------
Nations Marsico Focused Equities (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$7.372      (a)$9.382
                                                               (b)N/A         (b)$7.333      (b)$9.315
        Ending AUV..........................................   (a)N/A         (a)$9.382      (a)$10.289
                                                               (b)N/A         (b)$9.315      (b)$10.190
        Ending Number of AUs................................   (a)N/A         (a)371,681     (a)664,662
                                                               (b)N/A         (b)11,251      (b)34,349

---------------------------------------------------------------------------------------------------------
Nations Marsico Growth (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$6.791      (a)$8.602
                                                               (b)N/A         (b)$6.760      (b)$8.547
        Ending AUV..........................................   (a)N/A         (a)$8.602      (a)$9.577
                                                               (b)N/A         (b)$8.547      (b)$9.491
        Ending Number of AUs................................   (a)N/A         (a)89,757      (a)327,478
                                                               (b)N/A         (b)6,744       (b)16,634

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

                                                               INCEPTION TO   FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                              12/31/02       12/31/03       12/31/04
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Nations Marsico 21st Century (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$7.488      (a)$10.705
                                                               (b)N/A         (b)$7.454      (b)$10.636
        Ending AUV..........................................   (a)N/A         (a)$10.705     (a)$12.901
                                                               (b)N/A         (b)$10.636     (b)$12.785
        Ending Number of AUs................................   (a)N/A         (a)13,567      (a)31,699
                                                               (b)N/A         (b)916         (b)272

---------------------------------------------------------------------------------------------------------
Nations Marsico International Opportunities (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$8.569      (a)$11.886
                                                               (b)N/A         (b)$8.546      (b)$11.833
        Ending AUV..........................................   (a)N/A         (a)$11.886     (a)$13.650
                                                               (b)N/A         (b)$11.833     (b)$13.555
        Ending Number of AUs................................   (a)N/A         (a)119,127     (a)283,024
                                                               (b)N/A         (b)7,071       (b)18,282

---------------------------------------------------------------------------------------------------------
Nations Mid Cap Growth (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$5.745      (a)$7.295
                                                               (b)N/A         (b)$5.332      (b)$6.757
        Ending AUV..........................................   (a)N/A         (a)$7.295      (a)$8.197
                                                               (b)N/A         (b)$6.757      (b)$7.574
        Ending Number of AUs................................   (a)N/A         (a)59.774      (a)77,494
                                                               (b)N/A         (b)4,127       (b)9,139

---------------------------------------------------------------------------------------------------------
Nations Small Company (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$6.885      (a)$9.606
                                                               (b)N/A         (b)$6.845      (b)$9.532
        Ending AUV..........................................   (a)N/A         (a)$9.606      (a)$10.422
                                                               (b)N/A         (b)$9.532      (b)$10.316
        Ending Number of AUs................................   (a)N/A         (a)66,928      (a)114,931
                                                               (b)N/A         (b)4,725       (b)7,992

---------------------------------------------------------------------------------------------------------
Nations Value (Inception Date - 04/07/03)
        Beginning AUV.......................................   (a)N/A         (a)$7.226      (a)$9.431
                                                               (b)N/A         (b)$7.186      (b)$9.360
        Ending AUV..........................................   (a)N/A         (a)$9.431      (a)$10.512
                                                               (b)N/A         (b)$9.360      (b)$10.407
        Ending Number of AUs................................   (a)N/A         (a)171,341     (a)373,341
                                                               (b)N/A         (b)9,090       (b)24,132

---------------------------------------------------------------------------------------------------------

         AU - Accumulation Unit
         AUV - Accumulation Unit Value
         (a) Without election of the optional EstatePlus feature
         (b) With election of the optional EstatePlus feature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following details the death benefit options and EstatePlus benefit available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.



The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.


The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.


The following details the death benefit options and EstatePlus benefit upon the Continuing Spouse's death:



The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract and the age of the Continuing Spouse as of the Continuation Date.


A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


     1.  Purchase Payment Accumulation Option



          If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or


          c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.



          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.


          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:


          a. Contract value; or

          b. the lesser of:

             (1) Contract value on the Continuation Date plus Continuation Net
                 Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

             (2) 125% of the contract value.


          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be equal to the contract value.



     2.  Maximum Anniversary Value Option



          If the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:


          a. Contract value; or

          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.


If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:


          a. Contract value; or

          b. the lesser of:

             (3) Contract value on the Continuation Date plus any Continuation
                 Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

             (4) 125% of the contract value.


          If the Continuing Spouse is age 86 or older at the time of death, the death benefit is equal to contract value.



Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before June 1, 2004.


B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.


If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 Years 0-4         25% of Earnings     40% of Continuation Net
                                       Purchase Payments
----------------------------------------------------------------
 Years 5-9         40% of Earnings     65% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------
 Years 10+         50% of Earnings     75% of Continuation Net
                                       Purchase Payments*
----------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------
 CONTRACT YEAR        ESTATEPLUS                MAXIMUM
    OF DEATH          PERCENTAGE           ESTATEPLUS AMOUNT
----------------------------------------------------------------
 All Contract      25% of Earnings     40% of Continuation Net
 Years                                 Purchase Payments*
----------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?


We determine the EstatePlus benefit based upon a percentage of earnings, as indicated in the tables above, in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where


     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?


The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          APPENDIX C - POLARIS INCOME REWARDS AND MARKETLOCK EXAMPLES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following examples demonstrate the operation of the Polaris Income Rewards and MarketLock features:



Polaris Income Rewards:



EXAMPLE 1:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.


     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.



EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR
            POLARIS INCOME REWARDS OPTIONS 1 AND 2:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).


EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE FOR
            POLARIS INCOME REWARDS OPTION 3:


     Assume you elect Polaris Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).


EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT
            AFTER THE BENEFIT AVAILABILITY DATE FOR POLARIS INCOME REWARDS:


     Assume you elect Polaris Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.


MarketLock:



EXAMPLE 1 FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $105,000.



     Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% X $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your first contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years.



EXAMPLE 2 FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the fifth contract anniversary. Assume that your contract anniversary values and Benefit Bases are as follows:



-----------------------------------------------------------
     ANNIVERSARY        CONTRACT VALUE      BENEFIT BASE
-----------------------------------------------------------
         1st               $105,000           $105,000
-----------------------------------------------------------
         2nd               $115,000           $115,000
-----------------------------------------------------------
         3rd               $107,000           $115,000
-----------------------------------------------------------
         4th               $110,000           $115,000
-----------------------------------------------------------
         5th               $120,000           $120,000
-----------------------------------------------------------



On your fifth anniversary, your contract value is $120,000, and your Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your fifth contract anniversary is 7% of the Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your fifth contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.



EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
            WITHDRAWAL AMOUNT FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. During your sixth contract year, after your fifth contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, you may take withdrawals of up to $8,400 over a minimum of 13 years and 9 months.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT
            FOR MARKETLOCK:



     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your sixth contract year, after your fifth contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the excess withdrawal, which is $8,400. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the excess withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we determine the proportion by which the contract value was reduced by the excess withdrawal ($3,288/$109,600 = 3%). Finally we reduce $111,600 by that proportion (3%) which equals $108,252. Your Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your Maximum Annual Withdrawal Amount is your Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.50.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                              North Dakota
--------------------------------------------------------------------------------------------------------------------
 Capital Protector Promise,        Charge will be deducted pro-rata from variable portfolios     Washington
 Polaris Income Rewards,           only. If premiums are allocated among fixed funds only, no
 MarketLock                        Capital Protector charge will be deducted.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the       Oregon
                                   penalty free withdrawal amount.
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------
 Market Value Adjustment           L equal to 0.0025                                             Florida
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris Platinum II Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------


                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               IN CONNECTION WITH

                           VARIABLE SEPARATE ACCOUNT
                   (THE POLARIS PLATINUM II VARIABLE ANNUITY)









This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated August 29, 2005, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:


                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


                                August 29, 2005

                                TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
Separate Account.................................................    3

General Account..................................................    3

Support Agreement Between the Company and AIG....................    4

Performance Data ................................................    4

Income Payments..................................................    8

Annuity Unit Values..............................................    8

Death Benefit Options for Contracts Issued Between October 24,
  2001 and June 1, 2004..........................................   11

Death Benefit Options for Contracts Issued Before October 24,
  2001...........................................................   11

Spousal Continuation Death Benefits for Contracts Issued Between
  October 24, 2001 and June 1, 2004..............................   11

Spousal Continuation Death Benefits for Contracts Issued Prior
  to October 21, 2001............................................   11

Taxes............................................................   12

Distribution of Contracts........................................   17

Financial Statements.............................................   17


                                SEPARATE ACCOUNT
                                ----------------

     Variable Separate Account ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company. This was a name change only and did not affect the substance of any contract. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

     The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

     The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying funds. Values allocated to the separate account and the amount of variable Income Payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

     The basic objective of a variable annuity contract is to provide variable Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable Income Payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable Income Payments).

                                 GENERAL ACCOUNT
                                 ---------------

     The general account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to a fixed account option and the DCA fixed accounts available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

     The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG
                  ---------------------------------------------


The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.


                                PERFORMANCE DATA
                                ----------------

     From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Cash Management Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for Variable Portfolios (including the Cash Management portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio.

     In calculating hypothetical adjusted historical performance, for periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding underlying funds of Anchor Series Trust, American Funds Insurance Series, SunAmerica Series Trust, Lord Abbett Series Fund, Inc., Nations Separate Account Trust, Van Kampen Life Investment Trust and WM Variable Trust ("Trusts"), modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Trusts' underlying funds. Further, returns shown are for the original class of shares of the Trusts (Class 1 for the Anchor Series and SunAmerica Series Trust and Class I for the Van Kampen Life Investment Trust), adjusted to reflect the fees and charges of the available class of shares (Class 2 or 3 and Class II respectively) until performance for the available class becomes available. However, the actual shares purchased under this contract are the second class. Returns of the available class will be lower than those of the original class since the available class of shares is subject to service fees of 0.15% for Class 2 or 0.25% for Class 3 in the Anchor Series and SunAmerica Series Trusts and 0.25% in the Van Kampen Life Investment Trust. The inception date of the Class 2 shares in Anchor Series and SunAmerica Series Trusts is July 9, 2001 and the inception date of the Class II shares of Van Kampen Life Investment Trust is September 18, 2000. The inception for Class 3 of the Anchor Series and SunAmerica Series Trusts is September 30, 2002. In some cases a particular Variable Portfolio may have been available in another contract funded through this separate account. If the Variable Portfolio was incepted in this separate account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract. Performance figures similarly adjusted but based on underlying the Trusts' performance (outside of this separate account) should not be construed to be actual historical performance of the relevant separate account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trusts, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). We commonly refer to these performance calculations as hypothetical adjusted historical returns. The Trusts have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

     Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

     Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     For contracts without the Principal Rewards Program:
     ----------------------------------------------------

          Base Period Return = (EV-SV-CMF)/(SV)

     For contracts with the Principal Rewards Program:
     -------------------------------------------------

          Base Period Return = (EV-SV-CMF+E)/(SV)

          where:

          SV     =   value of one Accumulation Unit at the start of a 7 day
                     period

          EV     =   value of one Accumulation Unit at the end of the 7 day
                     period

          CMF    =   an allocated portion of the $35 annual contract maintenance fee, prorated for 7 days

          E      =   Premium Enhancement Rate, prorated for 7 days

     The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of contract owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

     The current yield is then obtained by annualizing the Base Period Return:

     Current Yield = (Base Period Return) x (365/7)

     The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                365/7
     Effective Yield = [(Base Period Return + 1)      - 1]

     The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

     Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

     The total returns since each Variable Portfolio's inception date, for a 1-year period and, if applicable, for a 5-year period, are shown on the following two pages, both with and without an assumed complete redemption at the end of the stated period. Total returns for contracts without the Principal Rewards Program are on page 9 and total returns for contracts with the Principal Rewards Program are on page 10.

     Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

o Using the seven year surrender charge schedule available on contracts issued without the Principal Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Principal Rewards Program is elected; AND

o Using the nine year surrender charge schedule available on contracts issued with the Principal Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

     We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already purchased the contract with or without the Principal Rewards Program. However, we will not report performance for the contract featuring the Principal Rewards program, unless net of withdrawal charges.

     These rates of return do not reflect election of the optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.


Total return figures are based on historical data and are not intended to indicate future performance.


     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

     For contracts without the Principal Rewards Program:
     ----------------------------------------------------

                      n
                P(1+T)  = ERV

     For contracts with the Principal Rewards Program:
     -------------------------------------------------

                             n
                [P(1+E)](1+T)  = ERV

where:            P     =   a hypothetical initial payment of $1,000
                  T     =   average annual total return
                  n     =   number of years
                  E     =   Payment Enhancement Rate
                ERV     =   ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1, 5, or 10 year period as of the end of the period
                            (or fractional portion thereof).

     The total return figures reflect the effect of recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


PORTFOLIO ALLOCATOR MODELS PERFORMANCE

The separate account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.

                                 INCOME PAYMENTS
                                 ---------------

INITIAL MONTHLY INCOME PAYMENTS

     The initial Income Payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Income Payment remains constant for the second and subsequent monthly variable Income Payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

     For fixed Income Payments, the amount of the second and each subsequent monthly Income Payment is the same as that determined above for the first monthly payment.

     For variable Income Payments, the amount of the second and each subsequent monthly Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Income Payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

     If contract holders elect to begin Income Payments using the Income Protector feature, the income benefit base is determined as described in the prospectus. The initial Income Payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector feature, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the Income Option selected.

     The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly payment.


                          THE INCOME PROTECTOR FEATURE

     This feature is available on contracts issued before May 3, 2004. The Income Protector feature is a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect the Income Protector feature you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. We charge a fee for the Income Protector benefit. This feature may not be available in your state. Check with your financial representative regarding availability.

     WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE INCOME PROTECTOR FEATURE AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

         HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

     If you elect the Income Protector feature, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. At the time your participation in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Participation in the Income Protector program is effective on either the date of issue of the contract (if elected) or at the contract anniversary following your election of the Income Protector.

     The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

     Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

     If you decide that you want the protection offered by the Income Protector feature, you must elect the feature by completing the Income Protector Election Form available through our Annuity Service Center.

     In order to obtain the benefit of the Income Protector you may not begin the Income Phase for at least seven years following your election. You may not elect this Program if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

     The current option offered is:

                                                          WAITING
FEE AS A % OF YOUR INCOME BENEFIT BASE*                   PERIOD*
---------------------------------------                   -------
0.10%...................................................  7 years

* If you elect the feature on a subsequent anniversary, the Fees, and/or waiting period may be different.

                    RE-SET OF YOUR INCOME PROTECTOR BENEFIT

     You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. The waiting period before you can begin the Income Phase will be determined based on the offerings available for your elected level of protection at the time your make an election to Re-Set. In addition, the Income Protector fee will be charged as a percentage of your re-set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.

     For more information on how to Re-Set your Income Protector benefit, please contact your financial representative or our Annuity Service Center.

                      ELECTING TO RECEIVE INCOME PAYMENTS

     You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 7th or later contract anniversary following the effective date of your Income Protector participation or Re-Set.

     The contract anniversary of, or prior to, your election to begin receiving annuity payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement income. To arrive at the minimum guaranteed retirement income available to you we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed under your selected annuity option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

     The income options available when using the Income Protector Program to receive your fixed retirement income are:

     - Life Annuity with 10 Year Period Certain, or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

     At the time you elect to begin receiving annuity payments, we will calculate your annual income using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using the Income Protector your income payments will be fixed in amount. You are not required to use the Income Protector to receive income payments. However, we will not refund fees paid for the Income Protector if you annuitize under the general provisions of your contract. In addition, if applicable, a surrender charge will apply if you take income under the Income Protector feature. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

     If you elect the Income Protector, we charge an annual fee, as follows:

Fee as a % of Your Income Benefit Base*...................  0.10%

* If you elect the feature on a subsequent anniversary, the Fees may be different.

     We deduct the annual fee from your actual contract value. If your contract is issued with the Income Protector program we begin deducting the annual fee on your first contract anniversary. If you elect the feature it at some later date, we begin deducting the annual fee on the contract anniversary following the date on which your participation in the program becomes effective. Upon a Re-Set of your Income Protector feature, the fee will be charged upon your Re-Set Income Benefit Base. Upon Re-Set of this feature you may be charged a higher fee depending based on the then-current offerings.

     It is important to note that once you elect the Income Protector feature you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date.

                       NOTE TO QUALIFIED CONTRACT HOLDERS

     Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

     You may wish to consult your tax advisor for information concerning your particular circumstances. APPENDIX D BELOW PROVIDES EXAMPLES OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

     If you elect Capital Protector, you may not elect to participate in the Income Protector program.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      POLARIS PLATINUM II INCOME PROTECTOR

     This table assumes a $100,000 initial investment in a non-qualified contract with no further premiums, no withdrawals, no step-ups and no premium taxes; and the election of optional Base Income Protector at contract issue.

-------------------------------------------------------------------
             ANNUAL INCOME IF YOU ANNUITIZE ON CONTRACT ANNIVERSARY
IF AT ISSUE               7          10          15          20
YOU ARE      1 - 6    (AGE 67)    (AGE 70)    (AGE 75)    (AGE 80)
-------------------------------------------------------------------
Male           N/A       6,108       6,672       7,716       8,832
age 60*
-------------------------------------------------------------------
Female         N/A       5,388       5,880       6,900       8,112
age 60*
-------------------------------------------------------------------
Joint**
Male -- 60     N/A       4,716       5,028       5,544       5,928
Female -- 60
-------------------------------------------------------------------

 * Life Annuity with 10 Year Period Certain
** Joint and 100% Survivor Annuity with 20 Year Period Certain


     The Income Protector may not be available in your state. Please consult your financial representative for information regarding availability of this program in your state.


                              ANNUITY UNIT VALUES
                              -------------------

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

     ILLUSTRATIVE EXAMPLE
     --------------------

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                    NIF = ($11.46/$11.44)

                        = 1.00174825

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                 $10.103523 x 1.00174825 x 0.99713732 = $10.092213

     To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

     The NIF measures the performance of the funds that are basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less that one and payments are decreased.

VARIABLE INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE
     --------------------

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

     P's first variable Income Payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

              First Payment = $4.92 x ($116,412.31/$1,000) = $572.75

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $572.75/$13.256932 = 43.203812

     P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

              Second Payment = 43.203812 x $13.327695 = $575.81

     The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

     Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.



               DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BETWEEN
                       OCTOBER 24, 2001 AND JUNE 1, 2004
               --------------------------------------------------

The following details the death benefit options for contracts issued between October 24, 2001 and June 1, 2004:


OPTION 1 - PURCHASE PAYMENT
ACCUMULATION OPTION

The death benefit is the greatest of:

1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

2. Net Purchase Payments; or

3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

.. you are age 81 or older at the time of contract issue; or

.. you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

       DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001
       ------------------------------------------------------------------

The following details the death benefit options for contracts issued before October 24, 2001:


OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

  1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

  2. total Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

  3. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

  1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

  2. total Purchase Payments less any withdrawals; or

  3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if:

     - you are age 81 or older at the time of contract issue, or

     - you are age 90 or older at the time of your death.




            SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS ISSUED
                   BETWEEN OCTOBER 24, 2001 AND JUNE 1, 2004
            --------------------------------------------------------

     The following details the death benefit options upon the Continuing Spouse's death for contracts issued between October 24, 2001 and June 1, 2004:

     The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

     The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

     The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1. PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
             Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

     2. MAXIMUM ANNIVERSARY VALUE OPTION -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.


               SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS
                        ISSUED PRIOR TO OCTOBER 21, 2001
               -------------------------------------------------

The following details the death benefit options upon the Continuing Spouse's death for contracts issued before October 24, 2001:

A. DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1. Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. The contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.

     2. Maximum Anniversary Option -- if the Continuing Spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

                                      TAXES
                                      -----

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS
                            -------------------------

     The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS
                              --------------------


The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, are incorporated by reference in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed account options and the DCA fixed account options. Financial Statements for Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004 are also incorporated by reference herein.



PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been included or are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                           PART C -- OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(a) Financial Statements


       The following financial statements are incorporated by reference in Part B of the Registration Statement:



       Consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and financial statements of Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004 are incorporated by reference to Post-Effective No. 17 under the 1933 Act and No. 19 under the 1940 Act to this Registration Statement File No. 333-58234 and 811-03859 filed on April 29, 2005, accession no. 0000950129-05-004370.



(b) Exhibits


(1)  Resolution Establishing Separate Account....       ***
(2)  Form of Custody Agreements..................       ***
(3)  (a) Form of Distribution Contract...........       ***
     (b) Selling Agreement.......................       ***
(4)  Variable Annuity Contract
     (a) Group Annuity Certificate...............       ****
     (b) Individual Annuity Contract.............       ++++++
     (c) (Principal Rewards) Group Annuity
         Certificate.............................       *****
     (d) (Principal Rewards) Individual Annuity
         Contract................................       ++++++
     (e) Optional Guaranteed Minimum
         Accumulation Benefit Endorsement........       ++++++
     (f) Optional Guaranteed Minimum Withdrawal
         Benefit Endorsement.....................       ++++++
(5)  Application for Contract
     (a) Participant Enrollment Form.............       *****
     (b) Annuity Application.....................       *****
(6)  Depositor - Corporate Documents
     (a) Articles of Incorporation...............       ++
     (a)(1) Amendment to Articles of
            Incorporation........................       +++++
     (b) By-Laws.................................       ++
(7)  Reinsurance Contract........................       N/A
(8)  Form of Fund Participation Agreement
     (a) Anchor Series Trust Fund Participation
         Agreement...............................       ***
     (b) SunAmerica Series Trust Fund
         Participation Agreement.................       ***
     (c) WM Variable Trust Fund Participation
         Agreement...............................       *
     (c) Lord Abbett Series Fund, Inc.
         Participation Agreement.................       +++
     (d) Van Kampen Life Investment Trust
         Participation Agreement.................       ++++
     (e) American Funds Insurance Series
         Participation Agreement.................       +++
(9)  Opinion of Counsel..........................       *
     Consent of Counsel..........................
(10) Consent of Independent Registered Public
     Accounting Firm.............................       Filed Herewith
(11) Financial Statements Omitted from Item 23...       **
(12) Initial Capitalization Agreement............       **
(13) Other
(13) (a) Diagram and Listing of All Persons
         Directly or Indirectly Controlled By or
         Under Common Owner Control with Anchor
         National Life Insurance Company, the
         Depositor of Registrant.................       +
(13) (b) Powers of Attorney
         (a) Power of Attorney December 2000.....       *
         (b) Power of Attorney October 2003......       ++++++
(13) (c) Guarantee Agreement from American Home
         Assurance Company.......................       Filed Herewith
(13) (d) Support Agreement by American
         International Group, Inc. ..............       Filed Herewith


-------------
* Filed July 3, 2001 as part of pre-effective No. 1 and 2 to this Registration Statement, Accession No. 0000950148-01-501139.
**     Not Applicable
*** Filed April 18, 1997, as part of the Initial Registration Statement of File Nos: 333-25473 and 811-3859, Accession No 0000950148-97-000989.
**** Filed March 20, 1998 as part of Post-Effective Amendment Numbers 2 and 3 to File Nos: 333-25473 and 811-3859, Accession No. 0000950148-98-000534.
*****  Filed April 1, 1999, as part of Post-Effective Amendment Numbers 7 and 8 to File Nos: 333-25473 and 811-3859, Accession No. 0000950148-99-000685.
+ Filed on April 29, 2005, as part of Post-Effective Amendment Numbers 15 and 17 to this Registration Statement, Accession No. 0000950129-05-004370.
++ Filed April 15, 2002 as part of Post-Effective Amendment Numbers 2 and 4 to this Registration Statement, Accession No. 0000950148-02-001009.
+++ Filed on October 28, 2002, as part of the Pre-effective Amendment No. 1 and 1 to File Nos. 333-91860 and 811-03589, Accession No. 0000898430-02-003844.
++++ Filed on October 25, 2001, as part of the Pre-effective Amendment No. 1 and 1 to File Nos. 333-66114 and 811-3859, Accession No. 0000950148-01-502065.
+++++ Filed on April 7, 2003, as part of the Post-effective Amendment No. 16 and 17 to File Nos. 33-88642 and 811-8874.
++++++ Incorporated herein by reference to Post Effective Amendment No. 10 under the Securities Act of 1933 (the "1933 Act") and No. 12 under the Investment Company Act of 1940 (the "1940 Act") to Registration Statement File No. 333-58234 and 811-03859 filed on Form N-4 on April 16, 2004, accession number 0000950148-04-000752.

Item 25. Directors and Officers of the Depositor

The officers and directors of AIG SunAmerica Life Assurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                         POSITION
----------------------------------------------------------------------------------------
Jay S. Wintrob               Director, Chief Executive Officer
Jana W. Greer*               Director and President
James R. Belardi             Director and Senior Vice President
Marc H. Gamsin               Director and Senior Vice President
N. Scott Gillis*             Director, Senior Vice President and Chief Financial Officer
Gregory M. Outcalt           Senior Vice President
Edwin R. Raquel*             Senior Vice President and Chief Actuary
Christine A. Nixon           Senior Vice President and Secretary
Stewart R. Polakov*          Senior Vice President and Controller
Michael J. Akers**           Senior Vice President
Mallary L. Reznik            Vice President
Edward T. Texeria*           Vice President
Stephen Stone*               Vice President
Virginia N. Puzon            Assistant Secretary

----------
*    21650 Oxnard Street, Woodland Hills, CA 91367
**   2919 Allen Parkway, Houston, TX 77019

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

The Registrant is a separate account of AIG SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 filed herewith. An organizational chart can be found in the Company's Form 10-K, SEC file number 811-21039, accession number 0000950148-05-000049, filed April 18, 2005. An organization chart for AIG can also be found in Form 10K, SEC file number 001-08787, filed May 31, 2005.


Item 27. Number of Contract Owners



As of July 1, 2005, the number of Platinum and Platinum II contracts funded by Variable Separate Account was 30,933 of which 17,098 were qualified contracts and 13,835 were non-qualified contracts.


Item 28. Indemnification


Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by law, including the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.


Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SUNAMERICA CAPITAL SERVICES, INC. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or (2) Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29 Principal Underwriter

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

        AIG SunAmerica Life Assurance Company - Variable Separate Account
        AIG SunAmerica Life Assurance Company - Variable Annuity Account One AIG SunAmerica Life Assurance Company - Variable Annuity Account Two AIG SunAmerica Life Assurance Company - Variable Annuity Account Four AIG SunAmerica Life Assurance Company - Variable Annuity Account Five

        AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine First SunAmerica Life Insurance Company - FS Variable Separate Account First SunAmerica Life Insurance Company - FS Variable Annuity Account
          One
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Two
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Five
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Nine
        Presidential Life Insurance Company - Variable Account One
        Anchor Series Trust
        Seasons Series Trust
        SunAmerica Series Trust
        SunAmerica Equity Funds issued by AIG SunAmerica Asset Management Corp.
          (AIG SAAMCo)
        SunAmerica Income Funds issued by AIG SAAMCo
        SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo
        SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo
        SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo SunAmerica Style Select Series, Inc. issued by AIG SAAMCo
        VALIC Company I and
        VALIC Company II

(b) Directors, Officers and principal place of business:

   Officer/Directors*           Position
   -----------------------------------------------------------------------------
   Peter A. Harbeck             Director
   J. Steven Neamtz             Director, President & Chief Executive Officer
   Debbie Potash-Turner         Senior Vice President, Chief Financial Officer &
                                  Controller
   John T. Genoy                Vice President
   James Nichols                Vice President
   Thomas Lynch                 Chief Compliance Officer
   Christine A. Nixon**         Secretary
   Virginia N. Puzon**          Assistant Secretary

* Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30. Location of Accounts and Records


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.



Item 31. Management Services

Not Applicable.


Item 32. Undertakings of the Registrant/Depositor


Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Acts Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment Nos. 19 and 21; File Nos. 333-58234 and 811-03859, to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 29th day of August, 2005.


                                     VARIABLE SEPARATE ACCOUNT
                                     (Registrant)

                                     By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                     By:    /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         Jay S. Wintrob, Chief Executive Officer

                                     By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                     (Depositor)

                                     By:    /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         Jay S. Wintrob, Chief Executive Officer





SIGNATURE                                     TITLE                           DATE
---------                                     -----                           ----
JAY S. WINTROB*                      Chief Executive Officer,             August 29, 2005
---------------------------------           & Director
Jay S. Wintrob                    (Principal Executive Officer)
                                           of Depositor

JAMES R. BELARDI*                            Director                     August 29, 2005
---------------------------------         (of Depositor)
James R. Belardi

MARC H. GAMSIN*                              Director                     August 29, 2005
---------------------------------         (of Depositor)
Marc H. Gamsin

N. SCOTT GILLIS*                      Senior Vice President,              August 29, 2005
---------------------------------    Chief Financial Officer &
N. Scott Gillis                              Director
                                  (Principal Financial Officer)
                                          (of Depositor)

JANA W. GREER*                               Director                     August 29, 2005
---------------------------------         (of Depositor)
Jana W. Greer

STEWART R. POLAKOV*                   Senior Vice President               August 29, 2005
---------------------------------          & Controller
Stewart R. Polakov                (Principal Accounting Officer)
                                          (of Depositor)




As requested by the Staff of the Division of Investment Management of the United States Securities and Exchange Commission, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



* By: /s/ MALLARY L. REZNIK                                               August 29, 2005
     ----------------------------
       Mallary L. Reznik
       Attorney-In-Fact

                                  EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION
----------              -----------
(10)                    Consent of Independent Registered Public Accounting Firm

(13)(c)                 Guarantee Agreement of American Home Assurance Company

(13)(d)                 Support Agreement by American International Group, Inc.